                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-00123

                                   WM Trust I
               (Exact name of registrant as specified in charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
               (Address of principal executive offices) (Zip code)

                                Jeffrey L. Lunzer
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 461-3800

                    Date of fiscal year end: October 31, 2005

                   Date of reporting period: October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

(WM GROUPOFFUNDS LOGO)

WM GROUP OF FUNDS

                                    (GRAPHIC)

Annual Report
October 31, 2005

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                                WM GROUP OF FUNDS

AT THE WM GROUP OF FUNDS, OUR PASSION IS PIECING INDIVIDUAL INVESTMENTS TOGETHER INTO COMPREHENSIVE PORTFOLIOS TO MAKE YOUR FINANCIAL PLAN MORE EFFECTIVE.

                                    (GRAPHIC)

Table of Contents

  1   Letter from the President

  2   Economy & Financial Markets: Review & Outlook

  4   Asset Allocation: A Key to Successful Investing

      WM Group of Funds Performance and Investment Strategy:
  6      REIT Fund
  8      Equity Income Fund
 10      Growth & Income Fund
 12      West Coast Equity Fund
 14      Mid Cap Stock Fund
 16      Growth Fund
 18      Small Cap Value Fund
 20      Small Cap Growth Fund
 22      International Growth Fund
 24      Short Term Income Fund
 26      U.S. Government Securities Fund
 28      Income Fund
 30      High Yield Fund
 32      Tax-Exempt Bond Fund
 34      California Municipal Fund
 36      California Insured Intermediate Municipal Fund

 38   Glossary

 40   Expense Information

 42   Financial Statements

126   Notes to Financial Statements

135   Report of Independent Registered Public Accounting Firm

136   Supplemental Information

                                               NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Shareholder,

(PHOTO OF WILLIAM G. PAPESH)

During the past fiscal year, our nation and the world endured much uncertainty--and unfortunately, much tragedy. From the Asian tsunami and Hurricane Katrina to the recent deadly earthquake in Pakistan and the threat of the avian flu virus, Mother Nature has once again proven that her fury can rise at any time, and with deadly effect. Meanwhile, the ongoing wars in Iraq and Afghanistan offer us a sobering reminder of the sacrifices made by our men and women in uniform. Still, our nation and financial markets remain strong--testaments to the American character, and to the character of folks like you.

Despite recent adversities, both the equity and fixed-income markets provided positive returns for the fiscal year ended October 31, 2005, with the S&P 500 rising 8.72% and the Lehman Brothers Aggregate Bond Index adding 1.14%.(1) We are proud to note that against this backdrop, the WM Group of Funds continues to grow. Over the last five years, our assets under management have increased by 122%, while industry assets have increased by 18%.(2) During this same period, the stock market (as measured by the S&P 500) declined 8.39%.

THE VALUE OF STAYING ACTIVE

In today's uncertain markets, some investors may try to limit their risk by taking a passive investment approach--that is, building a portfolio based on funds that track the performance of various indices. While passive investing may be beneficial in some cases, we continue to believe strongly in the value of active management. In our view, the power of active security selection can never be replaced by indexing, pure and simple. We believe active investing also offers several other potential advantages, such as superior risk management and more flexible portfolio construction. At the end of the day, we firmly believe that the combined talents of our portfolio managers and analysts--along with our disciplined investment philosophy and processes--can add value to an investor's portfolio.

A PROUD HERITAGE

At the WM Group of Funds, we continue to take pride in our firm's core values of honesty, trust, and integrity. We're proud that for 66 years, we've served our shareholders with the principles that we believe have made the WM Group of Funds as successful as it is today. Now more than ever, we remain committed to bringing you the utmost in value and quality of service. And as always, we thank you for your support.

Sincerely,


/s/ William G. Papesh
-------------------------------------
William G. Papesh
President

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged, and individuals cannot invest directly in an index.

(2) Source: WM Group of Funds, ICI, and Ibbotson Associates. Figures are for the five-year period ended 10/31/05 and reflect both net shareholder purchases and fund performance. They are based on long-term assets only and do not include money market funds.

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(GRAPHIC)

Economy & Financial Markets: Review & Outlook

ECONOMIC EXPANSION CONTINUES

The U.S. economy remained relatively strong during our 2005 fiscal year--the twelve months between November 1, 2004, and October 31, 2005--as low interest rates and improving corporate profits helped maintain positive economic momentum. Real estate activity, including construction and home sales, was especially robust with low mortgage and refinancing rates continuing to spur demand.

Consumer confidence was relatively stable for much of the fiscal year, but it plummeted late in the period due to the combined shocks of Hurricane Katrina, soaring oil prices, and a weakening labor market. Consumer spending fell in tandem as low approval ratings for the Bush administration and the ongoing wars in Iraq and Afghanistan took their toll on the American psyche. Still, consumer spending generally improved during the fiscal year, adding fuel to the growing economy. As the economic expansion continued and oil prices rose sharply, consumer prices (as measured by the Consumer Price Index) crept up, gaining 4.32% on a year-over-year basis.

In an effort to contain inflation, the Federal Reserve (the Fed) raised the federal funds target rate to 3.75% during the period, an increase of two full percentage points from the close of fiscal 2004. Against this backdrop, short-term interest rates rose dramatically, while long-term rates rose more modestly. As a result, the yield curve (the difference in yields between 2-and 10-year Treasury issues) flattened substantially--often an indication that economic activity may slow in the near-to mid-term.

BONDS GAIN SLIGHTLY

Within this environment, the bond market (as measured by the Lehman Brothers Aggregate Bond Index) gained slightly, rising 1.14% for the fiscal period.* Yields on 10-year Treasury notes hovered within a tight range, rising from 4.07% following the re-election of President Bush in November 2004 to close the period at 4.56%. Generally, Treasuries outperformed investment-grade corporate issues, though both sectors returned less than 1% for the period. High-yield issues did much better, gaining 4.08% (as measured by the Lehman Brothers High Yield Index).* Despite the increase in short-term rates, many investors

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

*    Indices are unmanaged, and individuals cannot invest directly in an index.

            MAJOR MARKET EVENTS NOVEMBER 1, 2004 - OCTOBER 31, 2005

Source: Bloomberg L.P. (S&P 500 data).


2

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                                                                       (GRAPHIC)

were willing to take on additional credit risk given the strength of corporate balance sheets and the general economic recovery.

STOCKS RISE DESPITE FED TIGHTENING, OIL PRICES

In spite of the twin headwinds of rising short-term interest rates and high energy costs, stocks gained nicely for the fiscal year, with the S&P 500 rising 8.72%.* In the two months following the presidential election, stocks added more than 7% on optimism that Republican-backed tax cuts and generous government spending would continue to spark the economy. By mid-2005, however, the S&P 500 had lost approximately half of that advance before rebounding late in the year (see chart below). Within S&P 500 sectors, energy and utilities were the clear winners, advancing 33.72% and 23.86%, respectively, on the back of high oil and natural gas prices. Lagging sectors included telecommunication services (-0.46%) and consumer discretionaries (-1.07%).

INVESTMENT OUTLOOK

Looking forward, we anticipate moderate, weaker-than-consensus economic growth and subdued, lower-than-consensus inflation over the next fiscal year. The housing market appears set for a slowdown, and consumer spending may be adversely affected by higher rates for home equity loans. We believe that long-term interest rates will fall to the 3%-4% range, while the Fed will likely stop its monetary tightening campaign relatively early in 2006. In this scenario, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings. We expect large-cap equities to outperform small-cap equities and growth to outperform value.

Importantly, we anticipate an alignment between cyclical (short-term) and secular (long-term) economic trends over the coming fiscal year. On the cyclical side, we believe that Fed policy will put pressure on consumer and business confidence, as will ongoing high energy prices. On the secular side, we believe that the aging of U.S., European, and Japanese populations will continue to temper global demand, while excess supply will limit pricing power. While we expect that these forces will combine to produce slower economic growth, we believe that the likely halt in Fed tightening will ultimately offer investors reasonably strong buying opportunities, particularly in the equity space.

            MAJOR MARKET EVENTS NOVEMBER 1, 2004 - OCTOBER 31, 2005


                                                                               3

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(GRAPHIC)

Asset Allocation: A Key to Successful Investing

Asset allocation is widely recognized as being a critical element in the financial planning process. Investment representatives generally use asset allocation to help cushion client portfolios from market volatility and reduce overall risk levels. Studies have also shown that historically, asset allocation has been responsible for more than 90% of the variability of a portfolio's return.* In other words, the asset class you choose--for example, stocks, bonds, or cash--can be more important than the individual securities you select.

WHAT IS ASSET ALLOCATION?

When many people hear the term "asset allocation," they think of an efficient frontier diagram and the work of a pioneering economist, Harry Markowitz. As a 25-year-old student at the University of Chicago in the early 1950s, Markowitz needed a thesis topic. In a chance meeting, a stock broker suggested that he investigate the stock market. Conventional wisdom at that time suggested that investors should select stocks with the highest expected return without taking risk into account.

Markowitz recognized that this approach neglected a key part of the investment equation. The concept of risk was identified as early as 1654 in the work of French mathematician Blaise Pascal, who worked on a system to determine probabilities related to gambling. The concept of risk probability was then studied by British astronomer Edmund Halley, who in 1690 applied it to mortality tables. Halley's work was later used to help sell annuities and insure sailing vessels and their cargoes, which eventually led to the founding of Lloyd's of London.

But it was Markowitz who first rigorously applied the concept of risk to stock portfolios in his 1952 essay "Portfolio Selection." His research found that diversification is measurably beneficial, and that pairing risky and less risky assets can actually lower portfolio volatility while simultaneously enhancing potential returns. Markowitz's early work laid the foundation for more sophisticated statistical concepts such as mean variance optimization, which became integral to modern portfolio theory.

THE ALLOCATION PROCESS

While the term "asset allocation" is widely used to describe an investment strategy, we believe it is actually a process. Most investment representatives today use asset allocation as part of an overall approach that involves identifying

               A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION


4

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                                                                       (GRAPHIC)

a client's current investments, risk tolerance, portfolio construction, and asset selection, as well as measuring performance.

IN PRACTICE, ASSET ALLOCATION IS OFTEN A MULTISTEP PROCESS:

- Classifying an investor's current investments into their respective asset classes.

- Creating forecasts for each asset class and building a set of model portfolios arranged along a spectrum of risk, often from conservative to aggressive.

- Determining important specific information about the client including their risk tolerance, time horizon, and tax situation.

- Recommending the actual asset class allocation to the client, primarily based on their risk tolerance.

LOOKING AHEAD

The most time-consuming and analytical element of this process centers on asset allocation modeling. This process involves analyzing hundreds of variables, such as long- and short-term economic forecasts; expected returns for different equity styles, sectors, and capitalizations; standard deviations; as well as bond ratings and maturity structures. Each portfolio combination is then tested for risk and return characteristics. But that is not the end of the process.

These multi-asset portfolios are then monitored and adjusted in response to market conditions. Some asset allocation programs make adjustments at specific intervals (monthly or quarterly) back to a predetermined static allocation. At WM Advisors, we reevaluate asset allocations and reallocate assets daily using a forward-looking process based on a longer-term allocation target. WM uses this strategy to construct and monitor its Strategic Asset Management (SAM) Portfolios for investors on a daily basis.

Yet even as this new work continues, one thing remains clear: asset allocation will continue to be the foundation for many successful investment portfolios.

Note: Asset allocation does not guarantee a profit or protect against a loss.

* Gary P. Brinson, Brian D. Singer, and Gilbert L. Beebower, "Determinants of Portfolio Performance II: An Update," Financial Analysts Journal, May/June, 1991. See also Gary P. Brinson, L. Randolph Hood, and Gilbert
L.Beebower, "Determinants of Portfolio Performance, "Financial Analysts Journal, July/August, 1986.

                  A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION

                                                              ** As of 10/31/05,

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(GRAPHIC)

REIT Fund

                                    (GRAPHIC)

INVESTMENT STRATEGY

The WM REIT Fund performed strongly during the 2005 fiscal year, propelled by strength in the housing market and relatively low mortgage rates. Yields on 5- and 10-year Treasury notes remained low on a historical basis during the period. Consequently, mortgage rates remained low as well, fueling the ongoing boom in housing and allowing many consumers to utilize low-interest home equity loans. Broadly speaking, these factors resulted in increased demand for real estate investment trust (REIT) securities, which rose along with the broader equity market.

During the period, the Fund benefited from its security selection in industrial/office, retail, and residential REITs. Specific securities that enhanced performance included AvalonBay Communities, Simon Property Group, and Corporate Office Properties Trust. AvalonBay is a residential REIT; Simon Property Group develops regional malls and community shopping centers; and Corporate Office Properties Trust is an office REIT with particular expertise in high security government buildings. The mortgage REIT sector was the worst-performing sector in the REIT universe,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares:maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%);Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details.Performance listed with sales charge reflects the maximum sales charge noted above.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                     1-Year   Since Inception   Inception Date
                                     ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)  15.46%        26.63%           3/1/03
                 With Sales Charge    9.10%        23.98%
CLASS B SHARES   Net Asset Value(2)  14.57%        25.70%           3/1/03
                 With Sales Charge    9.57%        24.67%
CLASS C SHARES   Net Asset Value(2)  14.66%        25.81%           3/1/03
                 With Sales Charge   13.66%        25.81%
NAREIT All REIT Index(3)             14.09%        27.25%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2003 - OCTOBER 31, 2005

                                  (LINE CHART)

                           NAREIT - ALL
 DATE      NAV      MOP        REIT
------   ------   ------   ------------
Feb-03   10,000    9,450      10,000
Mar-03   10,070    9,516      10,207
Apr-03   10,460    9,884      10,694
May-03   11,030   10,423      11,348
Jun-03   11,248   10,630      11,643
Jul-03   11,884   11,230      12,254
Aug-03   11,964   11,306      12,306
Sep-03   12,339   11,660      12,694
Oct-03   12,644   11,948      12,967
Nov-03   13,171   12,447      13,553
Dec-03   13,640   12,890      14,018
Jan-04   14,226   13,444      14,620
Feb-04   14,555   13,754      14,941
Mar-04   15,366   14,521      15,777
Apr-04   13,176   12,451      13,370
May-04   13,940   13,174      14,314
Jun-04   14,446   13,652      14,742
Jul-04   14,478   13,682      14,748
Aug-04   15,453   14,603      15,910
Sep-04   15,513   14,660      15,940
Oct-04   16,273   15,378      16,664
Nov-04   16,981   16,047      17,437
Dec-04   17,885   16,901      18,277
Jan-05   16,405   15,503      16,831
Feb-05   16,824   15,898      17,210
Mar-05   16,444   15,539      16,890
Apr-05   17,297   16,346      17,680
May-05   17,999   17,009      18,313
Jun-05   18,701   17,673      19,174
Jul-05   20,014   18,913      20,434
Aug-05   19,256   18,196      19,565
Sep-05   19,334   18,271      19,546
Oct-05   18,789   17,756      19,012

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/28/03. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                               (PHOTO OF DAVID W. SIMPSON) PORTFOLIO MANAGER
                                                           David W. Simpson, CFA
                                                           WM Advisors, Inc.

and both of the Fund's holdings in this sector (Annaly Mortgage Management and Redwood Trust) dragged on performance. These REITs hold mortgages in a leveraged portfolio and their performance typically suffers in a flat yield curve environment.

Changes in sector allocations were relatively modest during the period. The Fund added to its holdings in specialty REITs (those with holdings outside of core REIT categories such as mortgages, retail, and health care) on the belief that many of these securities would benefit from increased consumer activity in commercial properties. The Fund also added modestly to its holdings in health care REITs as demographic changes--most notably the aging of the Baby Boom generation--could be supportive of activity in health care facilities. In contrast, the Fund reduced its holdings in residential REITs on potential weakness in the rental market.

Looking ahead, we remain encouraged by the prospects for REIT securities. While the sector has experienced tremendous appreciation since the Fund's inception, we believe that continued low long-term interest rates and the ongoing availability of low-interest home equity loans remain supportive of REIT valuations. In our view, economic activity is likely to slow early in fiscal 2006. In turn, we believe that 5- and 10-year Treasury yields will remain muted, which should contain mortgage rates. In this scenario, housing and commercial real estate prices are unlikely to fall significantly. Against this backdrop, we believe that REIT securities are well-positioned to experience further appreciation.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                                       % of Net Assets   Total Return(5)
                                       ---------------   ---------------
Simon Property Group Inc.                   4.78%             26.93%
Equity Residential                          4.48%             23.37%
AvalonBay Communities Inc.                  4.10%             36.51%
Corporate Office Properties Trust           4.09%             31.17%
Macerich Company                            3.98%             12.14%
Alexandria Real Estate Equities Inc.        3.97%             26.79%
General Growth Properties Inc.              3.53%             33.71%
Kimco Realty Corp.                          3.27%             13.23%
Developers Diversified Realty Corp.         3.25%              9.46%
Mills Corporation                           3.21%              0.77%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market
Capitalization:                     $5.9 billion
Weighted Average P/E
(based on trailing earnings):       27.3
Portfolio Turnover
(for fiscal year):                  11%
Number of Securities:               47
Expense Ratio
(Class A shares for fiscal year):   1.31%
Total Net Assets:                   $421.1 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                       As of      As of
Asset Class          10/31/05   10/31/04   Change
-----------          --------   --------   ------
Industrial/Office       26%        26%        0%
Retail                  26%        25%       +1%
Residential             11%        13%       -2%
Specialty                8%         5%       +3%
Common Stocks            6%         6%        0%
Lodging/Resorts          6%         5%       +1%
Health Care              5%         4%       +1%
Diversified              4%         4%        0%
Self Storage             2%         3%       -1%
Mortgage/Financial       1%         2%       -1%
Cash Equivalents         5%         7%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Equity Income Fund*

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    18.72%
2003    29.22%
2002   -12.82%
2001     7.41%
2000    14.64%
1999     4.83%
1998     6.93%
1997    19.89%
1996    13.60%
1995    31.18%

INVESTMENT STRATEGY

The WM Equity Income Fund performed very strongly during fiscal 2005, aided primarily by positions in energy, consumer discretionaries, and materials. While the U.S. economy continued its expansion during the period, higher oil prices and increases in short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

The energy sector was the most significant contributor to Fund performance during the period, due to such holdings as Valero Energy and ConocoPhillips. The consumer discretionary sector also aided returns, helped by positions such as Neiman Marcus and

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

* As of 8/1/00, the WM Bond & Stock Fund became the WM Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)   15.06%    9.74%    10.94%         9.05%           5/31/39
                 With Sales Charge     8.71%    8.50%    10.32%         8.96%
CLASS B SHARES   Net Asset Value(2)   14.07%    8.76%    10.19%        10.91%           3/30/94
                 With Sales Charge     9.07%    8.47%    10.19%        10.91%
CLASS C SHARES   Net Asset Value(2)   14.16%      --        --          9.35%            3/1/02
                 With Sales Charge    13.16%      --        --          9.35%
S&P 500/Barra Value Index(3)          10.17%    1.58%     9.81%           --
S&P 500(3)                             8.72%   -1.74%     9.35%        11.54%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                                     S&P 500/BARRA
 DATE      NAV      MOP    S&P 500    VALUE INDEX
------   ------   ------   -------   -------------
OCT-95   10,000    9,450    10,000       10,000
Nov-95   10,304    9,737    10,440       10,524
Dec-95   10,588   10,006    10,633       10,816
Jan-96   10,888   10,289    10,999       11,139
Feb-96   10,842   10,245    11,105       11,244
Mar-96   10,860   10,263    11,211       11,507
Apr-96   10,930   10,328    11,376       11,624
May-96   11,092   10,482    11,669       11,800
Jun-96   11,158   10,544    11,717       11,743
Jul-96   10,870   10,272    11,196       11,247
Aug-96   11,018   10,412    11,433       11,558
Sep-96   11,408   10,781    12,076       12,053
Oct-96   11,566   10,929    12,407       12,461
Nov-96   12,092   11,427    13,348       13,414
Dec-96   12,028   11,367    13,087       13,194
Jan-97   12,325   11,647    13,899       13,803
Feb-97   12,460   11,775    14,012       13,903
Mar-97   12,238   11,565    13,429       13,428
Apr-97   12,460   11,774    14,231       13,931
May-97   13,014   12,299    15,104       14,805
Jun-97   13,406   12,669    15,778       15,370
Jul-97   14,060   13,286    17,031       16,600
Aug-97   13,604   12,856    16,084       15,850
Sep-97   14,154   13,376    16,965       16,779
Oct-97   13,972   13,204    16,399       16,163
Nov-97   14,284   13,498    17,158       16,779
Dec-97   14,421   13,628    17,453       17,151
Jan-98   14,421   13,628    17,647       16,940
Feb-98   14,935   14,113    18,919       18,211
Mar-98   15,236   14,398    19,888       19,134
Apr-98   15,338   14,495    20,089       19,360
May-98   15,093   14,263    19,743       19,087
Jun-98   15,208   14,371    20,545       19,232
Jul-98   14,601   13,798    20,327       18,814
Aug-98   13,088   12,368    17,388       15,789
Sep-98   13,664   12,912    18,502       16,749
Oct-98   14,534   13,735    20,007       18,061
Nov-98   15,229   14,392    21,219       19,002
Dec-98   15,420   14,571    22,441       19,668
Jan-99   15,588   14,730    23,379       20,066
Feb-99   14,980   14,156    22,652       19,634
Mar-99   15,303   14,462    23,558       20,229
Apr-99   16,179   15,289    24,470       21,973
May-99   16,326   15,428    23,892       21,584
Jun-99   16,716   15,797    25,218       22,413
Jul-99   16,301   15,405    24,432       21,723
Aug-99   15,814   14,944    24,309       21,173
Sep-99   15,208   14,372    23,643       20,345
Oct-99   15,604   14,746    25,140       21,493
Nov-99   15,775   14,908    25,650       21,366
Dec-99   16,163   15,274    27,161       22,169
Jan-00   15,574   14,717    25,798       21,464
Feb-00   15,340   14,496    25,310       20,123
Mar-00   16,302   15,405    27,785       22,221
Apr-00   16,267   15,373    26,949       22,073
May-00   16,403   15,500    26,397       22,141
Jun-00   16,302   15,406    27,046       21,266
Jul-00   16,245   15,352    26,624       21,692
Aug-00   16,822   15,897    28,277       23,147
Sep-00   17,118   16,177    26,784       23,143
Oct-00   17,745   16,769    26,672       23,575
Nov-00   17,461   16,500    24,570       22,368
Dec-00   18,529   17,510    24,691       23,520
Jan-01   18,974   17,931    25,567       24,513
Feb-01   18,826   17,791    23,235       22,888
Mar-01   18,610   17,586    21,765       21,984
Apr-01   19,281   18,221    23,456       23,474
May-01   19,681   18,598    23,613       23,721
Jun-01   19,596   18,518    23,039       22,952
Jul-01   19,960   18,863    22,813       22,555
Aug-01   19,835   18,744    21,385       21,251
Sep-01   18,861   17,823    19,657       19,232
Oct-01   18,797   17,763    20,033       19,232
Nov-01   19,594   18,516    21,569       20,454
Dec-01   19,903   18,809    21,759       20,765
Jan-02   19,826   18,735    21,441       20,196
Feb-02   19,748   18,662    21,027       20,014
Mar-02   20,669   19,532    21,818       21,039
Apr-02   20,001   18,901    20,496       19,985
May-02   20,079   18,975    20,344       20,064
Jun-02   19,025   17,978    18,896       18,798
Jul-02   17,606   16,637    17,422       16,766
Aug-02   17,947   16,960    17,537       16,882
Sep-02   16,203   15,311    15,631       14,952
Oct-02   16,851   15,924    17,006       16,195
Nov-02   17,857   16,875    18,008       17,333
Dec-02   17,350   16,395    16,949       16,432
Jan-03   16,935   16,004    16,505       15,982
Feb-03   16,642   15,727    16,257       15,547
Mar-03   16,792   15,868    16,415       15,527
Apr-03   18,026   17,035    17,768       17,063
May-03   19,100   18,050    18,704       18,318
Jun-03   19,433   18,364    18,943       18,452
Jul-03   19,580   18,503    19,277       18,862
Aug-03   19,878   18,785    19,653       19,269
Sep-03   20,073   18,969    19,444       18,920
Oct-03   20,968   19,815    20,545       20,215
Nov-03   21,308   20,136    20,726       20,396
Dec-03   22,422   21,189    21,812       21,657
Jan-04   23,010   21,744    22,213       22,040
Feb-04   23,596   22,298    22,522       22,538
Mar-04   23,631   22,331    22,182       22,383
Apr-04   23,069   21,800    21,833       21,830
May-04   23,302   22,020    22,133       22,081
Jun-04   23,936   22,619    22,562       22,560
Jul-04   23,371   22,085    21,815       22,132
Aug-04   23,660   22,359    21,902       22,371
Sep-04   24,202   22,871    22,139       22,796
Oct-04   24,547   23,197    22,478       23,140
Nov-04   25,790   24,371    23,388       24,269
Dec-04   26,623   25,158    24,183       25,060
Jan-05   26,053   24,620    23,593       24,451
Feb-05   26,967   25,484    24,089       24,894
Mar-05   26,633   25,168    23,662       24,451
Apr-05   26,521   25,062    23,213       23,952
May-05   27,248   25,749    23,951       24,709
Jun-05   27,722   26,197    23,984       25,082
Jul-05   28,576   27,004    24,877       25,872
Aug-05   28,364   26,804    24,650       25,678
Sep-05   28,566   26,994    24,850       25,945
Oct-05   28,243   26,689    24,435       25,491

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and the since-inception return shown for the S&P 500 is calculated from 5/31/39. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                   (PHOTO OF JOSEPH T. SUTY) PORTFOLIO MANAGER
                                                             Joseph T. Suty, CFA
                                                             WM Advisors, Inc.

May Department Stores. In the aftermath of Hurricane Katrina, materials providers such as Cemex also gained as demand for building materials spiked. In the health care sector, holdings such as Smith & Nephew and Pfizer fell on profitability concerns.

During the period, the Fund made several meaningful changes to its composition. The most notable was a substantial decrease in the Fund's allocation to the consumer discretionary sector. This came as a result of our belief that if spending should slow in the near term, the sector will likely underperform. The Fund also modestly decreased its holdings in consumer staples and materials. In contrast, the Fund significantly added to its position in industrials, while also adding to its positions in energy, health care, and U.S. Treasuries.

While we retain a positive long-term outlook for the equity markets, we believe that their upside will be limited until the Fed stops raising short-term interest rates or unless oil prices can continue to decline meaningfully.

With regard to the Fund's positioning, we have begun to shift the Fund to a higher-quality, larger-capitalization bias. This comes as a result of our belief that these holdings will likely outperform smaller, less liquid securities over the upcoming fiscal year. We have also begun to trim our holdings in convertible bonds and REITs. Looking forward, our outlook remains especially positive with regard to the energy, technology, and industrial sectors.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                        % of Net Assets   Total Return(5)
                        ---------------   ---------------
Microsoft Corp.              2.04%              3.14%
ACE Ltd.                     2.02%             39.42%
AFLAC Inc.                   1.98%             34.37%
Bank of America Corp.        1.96%              1.68%
FPL Group Inc.               1.88%             29.28%
Citigroup Inc.               1.87%              6.11%
Valero Energy Corp.          1.83%            145.19%
Wells Fargo & Co.            1.77%              4.07%
HCA Inc.                     1.71%             32.55%
Johnson & Johnson            1.68%              9.27%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:               $65.5 billion
Weighted Average P/E (based on estimated earnings):            14.2
Beta:                                                          0.83
Fund Standard Deviation:                                       8.94
S&P 500 Standard Deviation:                                   11.57
Portfolio Turnover (for fiscal year):                           32%
Number of Securities:                                           130
Expense Ratio (Class A shares for fiscal year):               0.90%
Total Net Assets:                                      $2.5 billion

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Financials                      24%        23%       +1%
Energy                          11%         9%       +2%
Industrials                     11%         8%       +3%
Information Technology           8%         8%        0%
Health Care                      7%         5%       +2%
REITs                            7%         7%        0%
Consumer Discretionary           6%        14%       -8%
Consumer Staples                 6%         7%       -1%
Utilities                        4%         4%        0%
Materials                        3%         4%       -1%
Telecommunication Services       3%         2%       +1%
Convertible Securities           2%         1%       +1%
U.S. Treasuries                  2%         0%       +2%
Corporate Bonds                  1%         1%        0%
Cash Equivalents                 5%         7%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Growth & Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004     8.63%
2003    26.15%
2002   -20.37%
2001    -3.28%
2000     1.53%
1999    18.26%
1998    14.41%
1997    29.52%
1996    22.28%
1995    33.15%

INVESTMENT STRATEGY

The WM Growth & Income Fund performed well during fiscal 2005, aided primarily by positions in energy and utilities. While the U.S. economy continued its expansion during the period, higher oil prices and rising short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

Generally speaking, sector allocation benefited Fund returns while stock selection detracted from returns during the period. Positions that hurt performance included the pharmaceutical giant Pfizer, manufacturer and service provider Tyco, and cosmetics maker

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    6.34%   -0.01%    9.38%         10.06%          10/31/49
                 With Sales Charge     0.50%   -1.14%    8.77%          9.95%
CLASS B SHARES   Net Asset Value(2)    5.28%   -0.99%    8.62%          9.81%           3/30/94
                 With Sales Charge     0.28%   -1.41%    8.62%          9.81%
CLASS C SHARES   Net Asset Value(2)    5.30%      --       --           2.88%           3/1/02
                 With Sales Charge     4.30%      --       --           2.88%
S&P 500(3)                             8.72%   -1.74%    9.35%         11.98%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

 DATE      NAV      MOP    S&P 500
------   ------   ------   -------
OCT-95   10,000    9,450    10,000
Nov-95   10,410    9,837    10,440
Dec-95   10,726   10,136    10,633
Jan-96   11,031   10,424    10,999
Feb-96   11,180   10,566    11,105
Mar-96   11,287   10,666    11,211
Apr-96   11,550   10,915    11,376
May-96   11,800   11,151    11,669
Jun-96   11,814   11,164    11,717
Jul-96   11,221   10,604    11,196
Aug-96   11,557   10,921    11,433
Sep-96   12,225   11,553    12,076
Oct-96   12,361   11,681    12,407
Nov-96   13,264   12,534    13,348
Dec-96   13,115   12,394    13,087
Jan-97   13,738   12,982    13,899
Feb-97   13,815   13,055    14,012
Mar-97   13,337   12,603    13,429
Apr-97   13,830   13,069    14,231
May-97   14,747   13,936    15,104
Jun-97   15,502   14,649    15,778
Jul-97   16,667   15,751    17,031
Aug-97   15,926   15,050    16,084
Sep-97   16,826   15,900    16,965
Oct-97   16,223   15,331    16,399
Nov-97   16,718   15,798    17,158
Dec-97   16,987   16,053    17,453
Jan-98   16,703   15,785    17,647
Feb-98   17,981   16,992    18,919
Mar-98   18,646   17,621    19,888
Apr-98   18,725   17,695    20,089
May-98   18,238   17,235    19,743
Jun-98   18,739   17,709    20,545
Jul-98   17,990   17,000    20,327
Aug-98   14,820   14,005    17,388
Sep-98   16,017   15,136    18,502
Oct-98   17,421   16,462    20,007
Nov-98   18,553   17,533    21,219
Dec-98   19,434   18,365    22,441
Jan-99   20,184   19,074    23,379
Feb-99   19,767   18,679    22,652
Mar-99   20,342   19,223    23,558
Apr-99   21,678   20,486    24,470
May-99   21,399   20,222    23,892
Jun-99   22,471   21,235    25,218
Jul-99   21,709   20,515    24,432
Aug-99   21,071   19,912    24,309
Sep-99   20,529   19,400    23,643
Oct-99   21,527   20,343    25,140
Nov-99   22,121   20,904    25,650
Dec-99   22,984   21,720    27,161
Jan-00   21,816   20,616    25,798
Feb-00   21,138   19,975    25,310
Mar-00   23,503   22,210    27,785
Apr-00   23,475   22,184    26,949
May-00   23,846   22,534    26,397
Jun-00   23,583   22,286    27,046
Jul-00   22,888   21,629    26,624
Aug-00   24,453   23,108    28,277
Sep-00   23,942   22,625    26,784
Oct-00   24,531   23,182    26,672
Nov-00   22,757   21,506    24,570
Dec-00   23,338   22,054    24,691
Jan-01   25,303   23,911    25,567
Feb-01   24,164   22,835    23,235
Mar-01   22,995   21,730    21,765
Apr-01   24,114   22,788    23,456
May-01   24,693   23,335    23,613
Jun-01   24,187   22,857    23,039
Jul-01   24,158   22,829    22,813
Aug-01   22,856   21,599    21,385
Sep-01   20,977   19,823    19,657
Oct-01   21,244   20,075    20,033
Nov-01   22,403   21,171    21,569
Dec-01   22,569   21,328    21,759
Jan-02   21,815   20,616    21,441
Feb-02   21,333   20,160    21,027
Mar-02   22,434   21,200    21,818
Apr-02   20,918   19,767    20,496
May-02   21,187   20,022    20,344
Jun-02   19,708   18,625    18,896
Jul-02   18,134   17,136    17,422
Aug-02   18,395   17,383    17,537
Sep-02   16,539   15,629    15,631
Oct-02   17,824   16,844    17,006
Nov-02   18,713   17,684    18,008
Dec-02   17,972   16,984    16,949
Jan-03   17,640   16,670    16,505
Feb-03   17,211   16,265    16,257
Mar-03   17,259   16,310    16,415
Apr-03   18,654   17,628    17,768
May-03   19,699   18,615    18,704
Jun-03   20,118   19,012    18,943
Jul-03   20,108   19,002    19,277
Aug-03   20,351   19,232    19,653
Sep-03   20,313   19,195    19,444
Oct-03   21,064   19,906    20,545
Nov-03   21,338   20,164    20,726
Dec-03   22,672   21,425    21,812
Jan-04   23,066   21,798    22,213
Feb-04   23,440   22,151    22,522
Mar-04   23,046   21,779    22,182
Apr-04   23,046   21,779    21,833
May-04   23,214   21,938    22,133
Jun-04   23,716   22,411    22,562
Jul-04   22,760   21,508    21,815
Aug-04   22,976   21,713    21,902
Sep-04   23,054   21,786    22,139
Oct-04   23,054   21,786    22,478
Nov-04   23,900   22,586    23,388
Dec-04   24,625   23,270    24,183
Jan-05   24,285   22,949    23,593
Feb-05   24,693   23,335    24,089
Mar-05   24,305   22,968    23,662
Apr-05   23,987   22,667    23,213
May-05   24,565   23,214    23,951
Jun-05   24,724   23,365    23,984
Jul-05   25,053   23,675    24,877
Aug-05   24,865   23,498    24,650
Sep-05   24,676   23,319    24,850
Oct-05   24,516   23,168    24,435

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 10/31/49. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                           (PHOTO OF STEPHEN Q. SPENCER) PORTFOLIO MANAGER
                                                         Stephen Q. Spencer, CFA
                                                         WM Advisors, Inc.

Avon. Pfizer fell on profitability concerns for big pharmaceuticals, while Tyco lagged on higher-than-expected raw materials costs. Meanwhile, Avon lost market share in its key North American segment. On the upside, stocks such as Motorola and Hewlett-Packard added to returns as results were generally positive in the large-cap technology area.

Changes to sector allocations were relatively modest for the period. The Fund added to its holdings in energy and utilities as oil and gas prices spiked. The Fund also added to its exposure in materials and industrials as these sectors experienced strong demand in the aftermath of Hurricane Katrina and ongoing demand from China. In contrast, the Fund decreased its holdings in financials as the rise in short-term interest rates made it harder for financial institutions to maintain profit margins. The Fund also decreased its exposure to the consumer discretionary sector as the rise in oil prices and short-term interest rates seemed to threaten consumer demand.

While we retain a positive long-term outlook for the equity markets, we believe that upside potential will be limited until the markets perceive that the Fed is nearly done raising short-term interest rates or unless oil prices decline meaningfully. We believe it is likely that the economy will experience slower growth in fiscal 2006, and that consumers may become cautious in the discretionary areas of the economy. Against this backdrop, we believe we have positioned the Fund to take advantage of businesses that can demonstrate long-term, organic growth.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                                      % of Net Assets   Total Return(5)
                                      ---------------   ---------------
Bank of America Corp.                      3.34%              1.68%
Carnival Corp.                             3.18%             -0.44%
General Electric Co.                       2.78%              1.89%
Allstate Corporation                       2.55%             12.19%
Tyco International Ltd.                    2.49%            -14.13%
Teva Pharmaceutical Industries Ltd.        2.36%             47.58%
JPMorgan Chase & Co.                       2.36%             -1.39%
Freddie Mac                                2.35%             -5.90%
Microsoft Corp.                            2.27%              3.14%
Citigroup Inc.                             2.26%              6.11%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:               $93.2 billion
Weighted Average P/E (based on estimated earnings):            14.8
Beta:                                                          0.84
Fund Standard Deviation:                                       9.10
S&P 500 Standard Deviation:                                   11.57
Portfolio Turnover (for fiscal year):                           15%
Number of Securities:                                            63
Expense Ratio (Class A shares for fiscal year):               0.89%
Total Net Assets:                                      $2.6 billion

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Financials                      22%        24%       -2%
Information Technology          13%        13%        0%
Health Care                     11%        13%       -2%
Industrials                     11%        10%       +1%
Consumer Discretionary          10%        12%       -2%
Consumer Staples                10%        10%        0%
Energy                           9%         8%       +1%
Utilities                        5%         3%       +2%
Materials                        2%         0%       +2%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 6%         6%        0%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

West Coast Equity Fund

ANNUAL TOTAL RETURNS(1)

Class A shares at net asset value(2)
(Calendar Year)

2004    13.23%
2003    41.36%
2002   -22.45%
2001     6.34%
2000     6.65%
1999    42.27%
1998    22.98%
1997    32.88%
1996    22.56%
1995    26.52%

INVESTMENT STRATEGY

During the 2005 fiscal year, the WM West Coast Equity Fund was primarily impacted by positive trends in technology, health care, and the housing market. While the U.S. economy continued its expansion during the period, higher oil prices and increases in short-term interest rates put a damper on market sentiment. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. This led some market participants to fear a slowing economy for much of the period, and as a result, price-to-earnings ratios for the broad market did not expand significantly. Still, positive economic sentiment eventually trumped fears of inflation, leading to reasonable gains for the equity markets.

As the housing market continued its historic surge during the period, the Fund benefited substantially from its holdings in building materials, particularly lumber. In the health care sector, the Fund benefited from holdings

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in West Coast companies.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                               1-Year   5-Year   10-Year   Since Inception   Inception Date
                                               ------   ------   -------   ---------------   --------------
CLASS A SHARES            Net Asset Value(2)   13.13%    5.84%    15.53%        14.64%          11/24/86
                          With Sales Charge     6.90%    4.65%    14.88%        14.30%
CLASS B SHARES            Net Asset Value(2)   12.09%    4.85%    14.70%        14.52%           3/30/94
                          With Sales Charge     7.09%    4.52%    14.70%        14.52%
CLASS C SHARES            Net Asset Value(2)   12.18%      --        --          7.03%           3/1/02
                          With Sales Charge    11.18%      --        --          7.03%
Russell 3000(R) Index(3)                       10.60%   -0.81%     9.43%        11.17%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                           RUSSELL 3000
 DATE      NAV      MOP        INDEX
------   ------   ------   ------------
OCT-95   10,000    9,450      10,000
Nov-95   10,138    9,580      10,444
Dec-95   10,236    9,673      10,614
Jan-96   10,189    9,629      10,922
Feb-96   10,427    9,854      11,083
Mar-96   10,669   10,082      11,193
Apr-96   11,448   10,819      11,406
May-96   11,757   11,110      11,698
Jun-96   11,262   10,643      11,661
Jul-96   10,500    9,923      11,050
Aug-96   11,157   10,544      11,384
Sep-96   11,477   10,846      12,004
Oct-96   11,454   10,824      12,223
Nov-96   12,245   11,572      13,085
Dec-96   12,545   11,855      12,928
Jan-97   13,330   12,597      13,643
Feb-97   13,298   12,567      13,658
Mar-97   12,775   12,072      13,041
Apr-97   13,222   12,494      13,684
May-97   14,626   13,822      14,618
Jun-97   15,303   14,461      15,226
Jul-97   16,350   15,451      16,420
Aug-97   16,120   15,233      15,753
Sep-97   17,461   16,500      16,647
Oct-97   16,548   15,638      16,087
Nov-97   16,963   16,030      16,704
Dec-97   16,670   15,753      17,038
Jan-98   16,700   15,781      17,126
Feb-98   18,204   17,203      18,351
Mar-98   18,467   17,451      19,261
Apr-98   18,551   17,531      19,450
May-98   17,553   16,588      18,969
Jun-98   17,206   16,260      19,610
Jul-98   16,053   15,170      19,253
Aug-98   12,806   12,101      16,304
Sep-98   14,113   13,337      17,416
Oct-98   15,753   14,886      18,738
Nov-98   18,081   17,087      19,884
Dec-98   20,502   19,375      21,149
Jan-99   21,066   19,907      21,868
Feb-99   19,690   18,607      21,094
Mar-99   20,240   19,127      21,868
Apr-99   21,462   20,282      22,854
May-99   22,490   21,253      22,420
Jun-99   24,523   23,175      23,552
Jul-99   24,330   22,992      22,839
Aug-99   24,408   23,065      22,578
Sep-99   23,519   22,226      22,000
Oct-99   24,780   23,417      23,380
Nov-99   25,761   24,344      24,034
Dec-99   29,167   27,562      25,568
Jan-00   28,957   27,364      24,566
Feb-00   33,323   31,491      24,794
Mar-00   34,203   32,322      26,735
Apr-00   31,809   30,059      25,794
May-00   30,594   28,911      25,069
Jun-00   33,454   31,614      25,812
Jul-00   33,347   31,513      25,355
Aug-00   36,245   34,252      27,236
Sep-00   33,755   31,899      26,002
Oct-00   31,899   30,144      25,633
Nov-00   29,133   27,531      23,270
Dec-00   31,108   29,397      23,661
Jan-01   33,709   31,855      24,470
Feb-01   30,429   28,755      22,233
Mar-01   28,810   27,226      20,784
Apr-01   31,792   30,043      22,450
May-01   34,310   32,423      22,630
Jun-01   37,394   35,338      22,214
Jul-01   34,713   32,804      21,847
Aug-01   33,960   32,092      20,558
Sep-01   27,996   26,457      18,745
Oct-01   29,813   28,174      19,182
Nov-01   32,207   30,436      20,659
Dec-01   33,087   31,267      20,950
Jan-02   32,713   30,914      20,688
Feb-02   31,987   30,227      20,266
Mar-02   33,708   31,854      21,154
Apr-02   32,595   30,802      20,043
May-02   31,399   29,672      19,811
Jun-02   29,958   28,310      18,384
Jul-02   26,806   25,332      16,923
Aug-02   25,844   24,422      17,002
Sep-02   23,823   22,513      15,215
Oct-02   25,362   23,967      16,426
Nov-02   27,340   25,836      17,420
Dec-02   25,661   24,250      16,436
Jan-03   25,256   23,867      16,033
Feb-03   24,978   23,604      15,769
Mar-03   24,646   23,290      15,934
Apr-03   26,475   25,018      17,236
May-03   29,082   27,483      18,277
Jun-03   29,690   28,057      18,524
Jul-03   30,792   29,098      18,948
Aug-03   32,193   30,422      19,369
Sep-03   31,765   30,017      19,158
Oct-03   34,350   32,461      20,317
Nov-03   35,078   33,149      20,597
Dec-03   36,275   34,279      21,538
Jan-04   37,098   35,058      21,989
Feb-04   37,376   35,321      22,285
Mar-04   37,044   35,006      22,020
Apr-04   35,784   33,816      21,564
May-04   36,382   34,381      21,877
Jun-04   37,793   35,715      22,312
Jul-04   35,847   33,875      21,469
Aug-04   35,707   33,743      21,557
Sep-04   36,818   34,793      21,889
Oct-04   37,459   35,399      22,248
Nov-04   39,471   37,300      23,283
Dec-04   41,077   38,818      24,111
Jan-05   39,525   37,351      23,470
Feb-05   40,394   38,173      23,986
Mar-05   39,611   37,432      23,581
Apr-05   38,097   36,002      23,069
May-05   39,922   37,727      23,944
Jun-05   40,521   38,292      24,111
Jul-05   42,640   40,295      25,100
Aug-05   42,653   40,307      24,861
Sep-05   42,926   40,565      25,078
Oct-05   42,381   40,050      24,609

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 11/30/86. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                             (PHOTO OF PHILIP M. FOREMAN) PORTFOLIO MANAGER
                                                          Philip M. Foreman, CFA
                                                          WM Advisors, Inc.

such as Health Net, a health insurance provider, and Genentech, a biotechnology research company. In contrast, information technology stocks such as Pixelworks, a maker of chips for flat-panel TVs, were particularly harmful to performance.

With regard to sector allocations, the Fund significantly increased its weighting in the health care sector during the period. This came as a result of our belief that changes in national health care policy and demographic trends will continue to benefit health care companies. The Fund also increased its allocation to consumer staples on the belief that a slowing economy may result in increased demand for non-discretionary items. In contrast, the Fund substantially reduced its exposure to consumer discretionaries on the belief that a decline in consumer spending may mute demand for the sector going forward.

While we retain a positive long-term outlook for the equity markets, we believe that their upside will be limited until the Fed stops raising short-term interest rates or unless oil prices decline meaningfully. With regard to the Fund's positioning, we continue to favor companies that benefit from trade with China and Latin America, as well as those that benefit from the growth in the Asian and Hispanic populations on the West Coast. Over the long term, we continue to view the West Coast as the premier hub for U.S. technology and biotech development. Accordingly, we believe we have positioned the Fund to exploit these opportunities.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                                % of Net Assets   Total Return(5)
                                ---------------   ---------------
Wells Fargo & Co.                    3.16%             4.07%
Microsoft Corp.                      2.83%             3.14%
Chevron Corp.                        2.49%            10.84%
PACCAR Inc.                          2.31%             4.78%
Boeing Company                       2.05%            31.47%
Nabors Industries Ltd.               1.95%            39.47%
U.S. Bancorp                         1.78%             7.66%
Costco Wholesale Corp.               1.70%            -9.11%
Amgen Inc.                           1.67%            32.93%
Expeditors Intl. of Wash Inc.        1.63%             6.74%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:               $43.4 billion
Weighted Average P/E (based on estimated earnings):            16.6
Beta:                                                          1.20
Fund Standard Deviation:                                      13.04
S&P 500 Standard Deviation:                                   11.57
Portfolio Turnover (for fiscal year):                           13%
Number of Securities:                                           142
Expense Ratio (Class A shares for fiscal year):               0.91%
Total Net Assets:                                     $ 1.5 billion

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Financials                      18%        19%       -1%
Health Care                     17%        12%       +5%
Information Technology          16%        17%       -1%
Industrials                     15%        15%        0%
Consumer Discretionary          12%        16%       -4%
Energy                           7%         7%        0%
Consumer Staples                 5%         3%       +2%
Materials                        3%         3%        0%
REITs                            3%         2%       +1%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 3%         5%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Mid Cap Stock Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    13.87%
2003    26.78%
2002   -10.48%
2001    10.69%

INVESTMENT STRATEGY

The WM Mid Cap Stock Fund performed well during fiscal 2005, benefiting most from its positions in energy, technology, and consumer discretionaries. While the U.S. economy continued to grow during the period, increasing short-term interest rates and skyrocketing oil and gas prices put a drag on consumer sentiment. Combined with rising inflation, these factors led some market participants to fear that fiscal 2005 might experience slowing economic growth. Still, as the Federal Reserve (the Fed) appeared to get closer to ending its monetary tightening campaign, the equity markets overcame these doubts and posted solid returns. Performance in the mid-cap segment was particularly strong as buyers gravitated up the capitalization range toward mid- and large-cap holdings.

Individual securities that were particularly helpful to the Fund during the period included Express Scripts, a pharmacy benefits manager; Tesoro, an oil and gas refinery; and AMR, the parent company of American Airlines. Express Scripts rose on increased

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                       1-Year   5-Year   Since Inception   Inception Date
                                       ------   ------   ---------------   --------------
CLASS A SHARES    Net Asset Value(2)   16.75%   10.57%        13.77%           3/1/00
                  With Sales Charge    10.35%    9.33%        12.64%
CLASS B SHARES    Net Asset Value(2)   15.63%    9.51%        12.70%           3/1/00
                  With Sales Charge    10.63%    9.23%        12.70%
CLASS C SHARES    Net Asset Value(2)   15.73%      --          9.51%           3/1/02
                  With Sales Charge    14.73%      --          9.51%
S&P MidCap 4003                        17.65%    7.32%         8.84%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2000 - OCTOBER 31, 2005

                                  (LINE CHART)

                               S&P
 DATE      NAV      MOP    MIDCAP 400
------   ------   ------   ----------
Feb-00   10,000    9,450     10,000
Mar-00   11,210   10,593     10,837
Apr-00   11,271   10,651     10,459
May-00   11,681   11,038     10,328
Jun-00   11,420   10,792     10,480
Jul-00   11,650   11,009     10,645
Aug-00   12,450   11,765     11,833
Sep-00   12,351   11,671     11,752
Oct-00   12,580   11,888     11,353
Nov-00   12,221   11,548     10,496
Dec-00   13,460   12,719     11,299
Jan-01   13,892   13,128     11,551
Feb-01   13,842   13,080     10,892
Mar-01   13,339   12,606     10,082
Apr-01   14,072   13,298     11,194
May-01   14,553   13,752     11,455
Jun-01   15,014   14,188     11,409
Jul-01   14,924   14,103     11,239
Aug-01   14,482   13,686     10,872
Sep-01   13,088   12,368      9,519
Oct-01   13,550   12,804      9,940
Nov-01   14,101   13,326     10,680
Dec-01   14,898   14,078     11,232
Jan-02   14,399   13,607     11,174
Feb-02   14,389   13,597     11,187
Mar-02   15,252   14,413     11,987
Apr-02   15,138   14,305     11,930
May-02   15,272   14,432     11,729
Jun-02   14,481   13,685     10,870
Jul-02   13,430   12,691      9,817
Aug-02   13,566   12,819      9,866
Sep-02   12,514   11,826      9,071
Oct-02   12,888   12,180      9,464
Nov-02   13,555   12,809     10,012
Dec-02   13,336   12,603      9,600
Jan-03   13,098   12,377      9,320
Feb-03   12,931   12,220      9,098
Mar-03   12,994   12,279      9,174
Apr-03   13,420   12,682      9,840
May-03   14,429   13,635     10,656
Jun-03   14,502   13,705     10,792
Jul-03   14,742   13,931     11,175
Aug-03   15,116   14,285     11,682
Sep-03   14,929   14,108     11,503
Oct-03   15,959   15,081     12,373
Nov-03   16,396   15,494     12,803
Dec-03   16,909   15,979     13,020
Jan-04   17,117   16,176     13,302
Feb-04   17,598   16,630     13,622
Mar-04   17,410   16,452     13,680
Apr-04   17,243   16,294     13,231
May-04   17,660   16,689     13,505
Jun-04   18,223   17,221     13,813
Jul-04   17,482   16,520     13,168
Aug-04   17,282   16,332     13,134
Sep-04   17,595   16,628     13,523
Oct-04   17,804   16,825     13,739
Nov-04   18,755   17,723     14,558
Dec-04   19,252   18,193     15,168
Jan-05   18,582   17,560     14,781
Feb-05   19,069   18,020     15,278
Mar-05   19,404   18,337     15,108
Apr-05   18,841   17,805     14,520
May-05   19,718   18,633     15,395
Jun-05   20,193   19,082     15,752
Jul-05   21,047   19,889     16,579
Aug-05   21,003   19,848     16,395
Sep-05   21,047   19,889     16,521
Oct-05   20,788   19,645     16,166

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/29/00. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                  (PHOTO OF DANIEL R. COLEMAN) PORTFOLIO MANAGER
                                                               Daniel R. Coleman
                                                               WM Advisors, Inc.

consumer use of generic drugs and mail-order prescriptions, while Tesoro advanced on the back of higher oil and gas prices. Despite recent troubles in the airline industry, AMR gained on optimism that restructuring efforts would improve its financial outlook. On the downside, Superior Industries, a maker of aluminum wheels, declined vis-a-vis the general malaise in the U.S. auto industry and manufacturing troubles. Diebold, a manufacturer and servicer of ATMs, declined due to poor operating performance in France and execution issues.

Key additions to the Fund during the fiscal year included Edwards Lifesciences, a maker of heart valves and an innovator in non-invasive surgical procedures to install the valves; Noble Energy, a leading energy exploration and production company; Network Appliance, a high-end provider of data storage; and Max Re Capital, a company that provides multi-line reinsurance and insurance products.

While our long-term outlook for the equity markets remains positive, we believe that broad upside potential will be limited until the Fed stops raising short-term interest rates or unless oil prices decline meaningfully. Nevertheless, we continue to view prospects in the mid-cap sector as favorable. In this environment, we believe that security selection will be paramount, and we have therefore redoubled our efforts to find what we believe are the best companies in our sector through insightful, bottom-up research. As always, discipline and consistency remain central aspects of our investment process.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                                   % of Net Assets   Total Return(5)
                                   ---------------   ---------------
HCC Insurance Holdings Inc.             2.91%             52.77%
Microchip Technology Inc.               2.44%              0.85%
Lincoln Electric Holdings Inc.          2.44%             20.99%
Express Scripts Inc.                    2.38%            134.54%
Fidelity National Financial Inc.        2.37%             47.79%
Covance Inc.                            2.35%             22.35%
Universal Health Services Inc.          2.27%             14.07%
Nabors Industries Ltd.                  2.26%             39.47%
Magna International Inc.                2.22%             -2.40%
North Fork Bancorporation Inc.          2.18%            -10.90%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:     $5.3 billion
Weighted Average P/E
(based on estimated earnings):                      15.0
Beta:                                               0.79
Fund Standard Deviation:                            9.53
S&P 500 Standard Deviation:                        11.57
Portfolio Turnover
(for fiscal year):                                   28%
Number of Securities:                                 67
Expense Ratio
(Class A shares for fiscal year):                  1.12%
Total Net Assets:                         $888.4 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Financials                      18%        18%        0%
Industrials                     15%        13%       +2%
Consumer Discretionary          12%        15%       -3%
Health Care                     12%         9%       +3%
Information Technology          12%        13%       -1%
Energy                           8%         7%       +1%
Utilities                        6%         5%       +1%
Materials                        5%         4%       +1%
Consumer Staples                 3%         4%       -1%
REITs                            2%         2%        0%
Telecommunication Services       0%         1%       -1%
Cash Equivalents                 7%         9%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004     7.46%
2003    27.68%
2002   -31.82%
2001   -29.45%
2000   -22.00%
1999    94.42%
1998    57.10%
1997     9.78%
1996    16.92%
1995    36.25%

INVESTMENT STRATEGY

Salomon Brothers Asset Management, Inc, Janus Capital Management, LLC, and OppenheimerFunds, Inc. share management responsibilities for the WM Growth Fund.

During the 2005 fiscal year, attractive stock valuations and reasonable corporate earnings growth overcame concerns about interest rates, energy prices, and the potential for inflation. While both large-cap and mid-cap equities performed well during the period, mid caps substantially outperformed. Within the mid-cap sector, growth trailed value by a significant margin.

Salomon Brothers reported that the Fund's outperformance was driven by stock selection, while sector allocations detracted from performance relative to the benchmark. Stock selection in the health care and information technology sectors was particularly helpful, with select holdings in the consumer discretionary and consumer staples sectors also adding to returns. Stock selection in the financial sector had a negative effect.

Janus cited strong stock selection in the health care sector as the primary source of the Fund's performance during the period.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    9.59%   -10.84%   8.04%        9.98%             4/5/93
                 With Sales Charge     3.57%   -11.84%   7.43%        9.49%
CLASS B SHARES   Net Asset Value(2)    8.55%   -11.63%   7.37%        9.86%             7/1/94
                 With Sales Charge     3.55%   -12.29%   7.37%        9.86%
CLASS C SHARES   Net Asset Value(2)    8.85%       --      --         1.61%             3/1/02
                 With Sales Charge     7.85%       --      --         1.61%
Russell 1000(R) Growth Index(3)        8.81%    -7.93%   6.78%        8.20%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                           RUSSELL 1000
 DATE      NAV      MOP    GROWTH INDEX
------   ------   ------   ------------
OCT-95   10,000    9,450      10,000
Nov-95   10,446    9,872      10,389
Dec-95   10,496    9,919      10,448
Jan-96   10,742   10,151      10,798
Feb-96   11,262   10,643      10,996
Mar-96   11,344   10,720      11,010
Apr-96   11,954   11,297      11,300
May-96   12,192   11,522      11,694
Jun-96   11,672   11,030      11,710
Jul-96   10,853   10,256      11,024
Aug-96   11,575   10,938      11,309
Sep-96   12,334   11,655      12,132
Oct-96   11,924   11,268      12,205
Nov-96   12,356   11,676      13,121
Dec-96   12,272   11,597      12,864
Jan-97   12,871   12,163      13,766
Feb-97   12,298   11,622      13,672
Mar-97   11,490   10,858      12,933
Apr-97   11,663   11,022      13,791
May-97   12,462   11,777      14,787
Jun-97   12,940   12,228      15,379
Jul-97   14,042   13,270      16,738
Aug-97   13,287   12,556      15,759
Sep-97   14,068   13,294      16,534
Oct-97   13,677   12,925      15,922
Nov-97   13,617   12,868      16,599
Dec-97   13,471   12,730      16,785
Jan-98   13,889   13,125      17,287
Feb-98   15,189   14,353      18,587
Mar-98   15,919   15,044      19,328
Apr-98   16,518   15,609      19,595
May-98   16,014   15,133      19,039
Jun-98   17,524   16,560      20,204
Jul-98   17,449   16,489      20,070
Aug-98   14,468   13,673      17,058
Sep-98   16,215   15,323      18,368
Oct-98   16,747   15,826      19,845
Nov-98   17,877   16,894      21,355
Dec-98   21,165   20,001      23,281
Jan-99   23,969   22,651      24,648
Feb-99   23,176   21,901      23,521
Mar-99   25,991   24,562      24,761
Apr-99   27,314   25,812      24,793
May-99   25,782   24,364      24,032
Jun-99   27,847   26,316      25,714
Jul-99   26,753   25,281      24,896
Aug-99   27,494   25,982      25,302
Sep-99   28,838   27,252      24,771
Oct-99   30,975   29,272      26,641
Nov-99   34,364   32,474      28,077
Dec-99   41,151   38,887      30,997
Jan-00   41,221   38,954      29,543
Feb-00   46,278   43,733      30,988
Mar-00   47,088   44,498      33,207
Apr-00   42,817   40,462      31,626
May-00   39,002   36,857      30,032
Jun-00   40,106   37,900      32,309
Jul-00   39,472   37,301      30,961
Aug-00   42,405   40,073      33,763
Sep-00   40,294   38,077      30,569
Oct-00   38,472   36,356      29,123
Nov-00   32,194   30,423      24,831
Dec-00   32,094   30,329      24,046
Jan-01   33,599   31,751      25,708
Feb-01   27,202   25,706      21,342
Mar-01   24,354   23,014      19,020
Apr-01   28,737   27,157      21,426
May-01   27,915   26,380      21,111
Jun-01   26,846   25,370      20,622
Jul-01   25,311   23,919      20,106
Aug-01   22,790   21,536      18,461
Sep-01   20,597   19,465      16,619
Oct-01   20,857   19,710      17,491
Nov-01   22,213   20,991      19,172
Dec-01   22,637   21,392      19,136
Jan-02   21,924   20,718      18,797
Feb-02   19,953   18,855      18,017
Mar-02   20,569   19,438      18,641
Apr-02   19,228   18,171      17,120
May-02   18,913   17,873      16,705
Jun-02   17,105   16,164      15,160
Jul-02   15,707   14,843      14,326
Aug-02   15,899   15,025      14,369
Sep-02   14,557   13,757      12,879
Oct-02   15,707   14,843      14,060
Nov-02   16,639   15,723      14,824
Dec-02   15,434   14,585      13,799
Jan-03   15,119   14,288      13,464
Feb-03   14,873   14,055      13,402
Mar-03   15,023   14,197      13,651
Apr-03   16,228   15,335      14,660
May-03   17,119   16,177      15,392
Jun-03   17,214   16,268      15,604
Jul-03   17,653   16,683      15,993
Aug-03   18,188   17,188      16,391
Sep-03   17,819   16,839      16,215
Oct-03   18,778   17,745      17,127
Nov-03   18,997   17,953      17,307
Dec-03   19,710   18,626      17,905
Jan-04   20,080   18,976      18,271
Feb-04   20,135   19,027      18,388
Mar-04   19,929   18,833      18,046
Apr-04   19,491   18,419      17,836
May-04   19,834   18,743      18,168
Jun-04   20,205   19,093      18,395
Jul-04   19,301   18,240      17,356
Aug-04   19,124   18,072      17,271
Sep-04   19,466   18,396      17,435
Oct-04   19,781   18,693      17,707
Nov-04   20,493   19,366      18,316
Dec-04   21,184   20,019      19,034
Jan-05   20,606   19,472      18,400
Feb-05   20,756   19,615      18,595
Mar-05   20,453   19,328      18,257
Apr-05   20,136   19,029      17,910
May-05   21,195   20,030      18,777
Jun-05   20,879   19,731      18,707
Jul-05   22,076   20,862      19,622
Aug-05   21,829   20,628      19,369
Sep-05   21,925   20,719      19,458
Oct-05   21,677   20,485      19,269

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1999 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

PORTFOLIO MANAGERS

Alan Blake, CFA                          E. Marc Pinto, CFA              William L. Wilby, CFA &
Salomon Brothers Asset Management, Inc   Janus Capital Management, LLC   Marc L. Baylin, CFA
                                                                         OppenheimerFunds, Inc.

Meanwhile, the Fund's holdings in industrials, technology, and consumer discretionaries dragged on returns. Among the top individual contributors to performance were Motorola and Texas Instruments. Diversified electronics manufacturer Motorola continued to enjoy strong growth in its resurgent cellular handset business, while Texas Instruments, a key supplier of semiconductor chips to Motorola and other handset industry leaders, also benefited from healthy end-market demand.

Oppenheimer noted that holdings in the health care and energy sectors were particularly helpful to returns. In health care, Genentech and Amgen were top gainers. Top contributors in the energy sector included major integrated oil and gas companies such as ExxonMobil, and oil service providers such as Schlumberger. On the downside, performance suffered from the Fund's failure to hold some of the market's better-performing consumer staples stocks, an area in which Oppenheimer found few attractive growth-oriented investment opportunities.

While both Oppenheimer and Salomon Brothers are optimistic with regard to prospects for the equity markets in fiscal 2006, Janus is not so sanguine. Oppenheimer and Salomon Brothers both point to positive economic data and strong corporate balance sheets as evidence that equity markets may rise significantly going forward. In contrast, Janus has taken a more subdued outlook, citing the damage from Hurricanes Rita and Katrina, high oil prices, and inflation fears as cautionary signs. Each firm remains committed to its core investment discipline and philosophy.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                          % of Net Assets   Total Return(5)
                          ---------------   ---------------
General Electric Co.           3.71%              1.89%
Amgen Inc.                     3.25%             32.93%
Microsoft Corp.                3.06%              3.14%
Home Depot Inc.                3.02%              0.86%
Genentech Inc.                 2.90%             98.25%
Procter & Gamble Co.           2.75%             11.51%
Yahoo! Inc.                    2.74%              2.14%
Motorola Inc.                  2.54%             44.43%
Medtronic Inc.                 2.42%             11.57%
UnitedHealth Group Inc.        2.42%             59.56%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:               $84.8 billion
Weighted Average P/E (based on estimated earnings):            19.1
Beta:                                                          1.06
Fund Standard Deviation:                                      11.06
S&P 500 Standard Deviation:                                   11.57
Portfolio Turnover (for fiscal year):                           78%
Number of Securities:                                           157
Expense Ratio (Class A shares for fiscal year):               1.41%
Total Net Assets:                                      $1.7 billion

PORTFOLIO COMPOSITION(4)

                                  (PIE CHART)

                              As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Information Technology          27%        24%       +3%
Health Care                     21%        18%       +3%
Consumer Discretionary          20%        18%       +2%
Financials                       9%         9%        0%
Consumer Staples                 8%         7%       +1%
Industrials                      6%        12%       -6%
Energy                           4%         5%       -1%
Materials                        2%         2%        0%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 2%         4%       -2%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Small Cap Value Fund

(GRAPHIC)

INVESTMENT STRATEGY

During the 2005 fiscal year, the WM Small Cap Value Fund was impacted primarily by rising oil prices, increases in short-term interest rates, and investors' willingness to take on greater risk in the equity markets. The economy grew at a solid pace during the period, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. Broadly speaking, these forces combined to create reasonably strong returns in the equity markets, including the small-cap value space.

On a sector basis, the Fund benefited substantially from its holdings in energy, which rose on the back of high oil and gas prices. The Fund also gained from its exposure to the materials sector, which continued to experience strong demand from China.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   Since Inception   Inception Date
                                      ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    9.04%        10.31%           3/1/04
                 With Sales Charge     3.04%         6.66%
CLASS B SHARES   Net Asset Value(2)    8.08%         9.30%           3/1/04
                 With Sales Charge     3.08%         6.47%
CLASS C SHARES   Net Asset Value(2)    8.08%         9.42%           3/1/04
                 With Sales Charge     6.08%         9.42%

Russell 2000(R) Value Index(3)        13.04%        10.18%

VALUE OF A $10,000 INVESTMENT(1) MARCH 1, 2004 - OCTOBER 31, 2005

                                  (LINE CHART)

DATE      NAV      MOP     Russell 2000 Value Index
------   ------   ------   ------------------------
Feb-04   10,000    9,450            10,000
Mar-04   10,190    9,630            10,138
Apr-04    9,690    9,157             9,614
May-04    9,650    9,119             9,730
Jun-04   10,050    9,498            10,224
Jul-04    9,970    9,422             9,754
Aug-04   10,070    9,516             9,850
Sep-04   10,580    9,998            10,240
Oct-04   10,810   10,216            10,399
Nov-04   11,740   11,094            11,321
Dec-04   11,989   11,329            11,591
Jan-05   11,817   11,167            11,143
Feb-05   12,140   11,472            11,365
Mar-05   12,180   11,510            11,130
Apr-05   11,777   11,129            10,556
May-05   12,120   11,453            11,200
Jun-05   12,402   11,720            11,695
Jul-05   12,976   12,263            12,361
Aug-05   12,714   12,015            12,076
Sep-05   12,422   11,738            12,056
Oct-05   11,787   11,139            11,753

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 2/29/04. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                               (PHOTO OF DAVID W. SIMPSON) PORTFOLIO MANAGER
                                                           David W. Simpson, CFA
                                                           WM Advisors, Inc.

On the downside, the Fund's exposure to the consumer discretionary sector detracted from returns, as did its exposure to airlines. Several of the Fund's consumer discretionary holdings fell on slowing consumer demand, while its airline holdings generally suffered from a sharp rise in fuel costs.

During the period, the Fund trimmed its exposure to the energy sector, but remained overweighted versus its benchmark. Meanwhile, it retained its underweighting in the financial sector, as the flattening yield curve appeared to make it more difficult for financial firms to sustain growth. Within the technology sector, the Fund took advantage of compelling valuations in order to increase its holdings to a market weighting.

Looking forward, we are somewhat concerned that rising short-term interest rates and increased energy prices will challenge the U.S. consumer in the upcoming fiscal period. For the past few years, consumers have enjoyed historically low interest rates, and many have been able to refinance their mortgages and draw on home equity lines of credit. If these dynamics were to change for the worse, consumer spending could be impacted significantly. This in turn could lead to a slowdown in the economy, given that consumer spending currently constitutes about two-thirds of gross domestic product. In this scenario, small-cap value equities would likely experience slower growth than in fiscal 2005.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                               % of Net Assets   Total Return(5)
                               ---------------   ---------------
Kingsgate Consolidated Ltd.         2.38%            46.24%
Metal Management Inc.               2.13%            34.21%
Geac Computer Corp. Ltd.            2.06%            28.52%
Cimarex Energy Co.                  1.89%            74.31%
New Flyer Industries Inc.           1.85%           -15.41%
Randgold Resources Ltd.             1.77%            25.03%
Navigators Group Inc.               1.75%            31.37%
Tenneco Inc.                        1.71%            29.49%
Bradley Pharmaceuticals Inc.        1.70%           -27.17%
Fresh Del Monte Produce Inc.        1.66%             2.09%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:                 $1.0 billion
Weighted Average P/E (based on estimated earnings):             12.1
Portfolio Turnover (for fiscal year):                            54%
Number of Securities:                                             82
Expense Ratio (Class A shares for fiscal year):                1.29%
Total Net Assets:                                     $339.3 million

PORTFOLIO COMPOSITION(4)

                                  (PIE CHART)

                              As of      As of
Asset Class                  10/31/05   10/31/04   Change
--------------------------   --------   --------   ------
Industrials                     14%        15%       -1%
Financials                      13%        11%       +2%
Materials                       11%        10%       +1%
Consumer Discretionary          11%         8%       +3%
Energy                          11%        14%       -3%
Information Technology          11%         9%       +2%
Consumer Staples                 7%         7%        0%
Health Care                      6%         3%       +3%
REITs                            4%         7%       -3%
Options                          3%         3%        0%
Telecommunication Services       3%         3%        0%
Utilities                        1%         2%       -1%
Cash Equivalents                 5%         8%       -3%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Small Cap Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004     4.18%
2003    69.47%
2002   -47.41%
2001   -13.15%
2000   -11.53%
1999    71.61%
1998     4.94%
1997    12.63%
1996     8.50%
1995    32.26%

INVESTMENT STRATEGY

Delaware Management Company and Oberweis Asset Management, Inc. share management responsibilities for the WM Small Cap Growth Fund.

During the 2005 fiscal year, attractive stock valuations and reasonable corporate earnings growth overcame concerns about interest rates, energy prices, and the potential for inflation. While both large-cap and small-cap equities performed well during the period, small caps outperformed. Within the small-cap sector, growth slightly trailed value.

Oberweis cited stock selection in the health care and consumer discretionary sectors as the primary contributors to Fund performance during the period. On an individual security basis, top performers included aQuantive, Ceradyne, and LCA-Vision. Online advertising agency aQuantive rose on increasing revenues in the online ad space. Ceradyne, which develops products using advanced technical ceramics, gained on increasing orders from the U.S. Army for items such as lightweight body armor. LCA-Vision rose due to increasing volumes of laser refractive eye surgeries in the U.S. and Canada. Top detractors included Tessera Technologies, Greenfield Online, and

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                     1-Year   5-Year   10-Year   Since Inception   Inception Date
                                     ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)   7.15%   -8.39%    4.85%         7.88%            7/18/90
                 With Sales Charge    1.24%   -9.41%    4.26%         7.48%
CLASS B SHARES   Net Asset Value(2)   5.93%   -9.34%    4.11%         6.44%            7/1/94
                 With Sales Charge    0.93%   -9.94%    4.11%         6.44%
CLASS C SHARES   Net Asset Value(2)   6.21%      --       --          1.85%            3/1/02
                 With Sales Charge    5.21%      --       --          1.85%
Russell 2000(R) Growth Index(3)      10.91%   -1.62%    4.81%         7.37%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                           RUSSELL 2000
 DATE      NAV      MOP    GROWTH INDEX
------   ------   ------   ------------
OCT-95   10,000    9,450      10,000
Nov-95   10,151    9,593      10,441
Dec-95   10,784   10,191      10,673
Jan-96   10,626   10,042      10,584
Feb-96   11,191   10,575      11,067
Mar-96   11,913   11,258      11,286
Apr-96   12,253   11,579      12,153
May-96   12,727   12,027      12,776
Jun-96   12,247   11,574      11,946
Jul-96   10,754   10,162      10,487
Aug-96   11,610   10,971      11,263
Sep-96   12,010   11,350      11,843
Oct-96   11,615   10,976      11,333
Nov-96   11,755   11,108      11,648
Dec-96   11,699   11,056      11,875
Jan-97   11,337   10,713      12,172
Feb-97   11,066   10,457      11,437
Mar-97   10,195    9,634      10,629
Apr-97   10,235    9,672      10,506
May-97   11,462   10,831      12,085
Jun-97   12,062   11,399      12,495
Jul-97   12,155   11,487      13,134
Aug-97   12,274   11,599      13,528
Sep-97   13,080   12,360      14,608
Oct-97   12,828   12,123      13,730
Nov-97   12,894   12,185      13,403
Dec-97   13,176   12,452      13,411
Jan-98   13,022   12,306      13,233
Feb-98   14,099   13,324      14,401
Mar-98   14,742   13,931      15,006
Apr-98   14,637   13,832      15,098
May-98   13,567   12,821      14,000
Jun-98   13,623   12,874      14,143
Jul-98   12,589   11,897      12,962
Aug-98    9,716    9,182       9,970
Sep-98   10,590   10,007      10,981
Oct-98   11,359   10,734      11,555
Nov-98   12,554   11,863      12,451
Dec-98   13,827   13,066      13,578
Jan-99   13,735   12,980      14,189
Feb-99   12,447   11,762      12,891
Mar-99   12,357   11,678      13,350
Apr-99   12,920   12,209      14,529
May-99   13,803   13,044      14,552
Jun-99   14,910   14,090      15,319
Jul-99   15,356   14,512      14,845
Aug-99   15,100   14,269      14,290
Sep-99   15,405   14,557      14,566
Oct-99   16,198   15,307      14,939
Nov-99   18,725   17,695      16,518
Dec-99   23,728   22,423      19,428
Jan-00   25,491   24,089      19,248
Feb-00   33,809   31,950      23,727
Mar-00   30,006   28,355      21,233
Apr-00   23,887   22,574      19,088
May-00   21,948   20,741      17,416
Jun-00   26,991   25,507      19,666
Jul-00   25,715   24,300      17,981
Aug-00   28,428   26,864      19,873
Sep-00   26,591   25,129      18,885
Oct-00   24,876   23,508      17,351
Nov-00   20,886   19,737      14,200
Dec-00   20,995   19,840      15,069
Jan-01   24,263   22,929      16,289
Feb-01   19,600   18,522      14,055
Mar-01   16,429   15,525      12,778
Apr-01   18,854   17,817      14,342
May-01   20,087   18,982      14,675
Jun-01   22,338   21,110      15,075
Jul-01   18,724   17,694      13,789
Aug-01   17,425   16,466      12,927
Sep-01   13,117   12,396      10,842
Oct-01   14,719   13,909      11,885
Nov-01   16,850   15,923      12,878
Dec-01   18,235   17,232      13,680
Jan-02   16,392   15,490      13,193
Feb-02   14,616   13,812      12,339
Mar-02   16,506   15,598      13,412
Apr-02   14,189   13,408      13,122
May-02   12,529   11,840      12,354
Jun-02   11,469   10,838      11,307
Jul-02    9,417    8,899       9,569
Aug-02    9,037    8,540       9,564
Sep-02    8,472    8,006       8,874
Oct-02    9,463    8,942       9,323
Nov-02   10,811   10,217      10,246
Dec-02    9,590    9,062       9,539
Jan-03    9,693    9,160       9,280
Feb-03    9,267    8,757       9,032
Mar-03    9,094    8,593       9,169
Apr-03   10,073    9,519      10,036
May-03   11,859   11,207      11,167
Jun-03   12,032   11,370      11,382
Jul-03   12,908   12,198      12,243
Aug-03   13,611   12,863      12,900
Sep-03   13,692   12,939      12,574
Oct-03   15,466   14,615      13,660
Nov-03   15,813   14,943      14,106
Dec-03   16,251   15,357      14,169
Jan-04   17,507   16,544      14,913
Feb-04   17,437   16,478      14,891
Mar-04   17,310   16,358      14,961
Apr-04   16,088   15,203      14,210
May-04   15,972   15,094      14,492
Jun-04   16,248   15,355      14,975
Jul-04   14,071   13,297      13,630
Aug-04   13,967   13,199      13,337
Sep-04   14,693   13,885      14,075
Oct-04   14,981   14,157      14,417
Nov-04   15,938   15,062      15,635
Dec-04   16,930   15,999      16,196
Jan-05   16,134   15,247      15,467
Feb-05   15,823   14,953      15,679
Mar-05   14,763   13,951      15,091
Apr-05   13,576   12,829      14,132
May-05   14,671   13,864      15,128
Jun-05   15,293   14,452      15,617
Jul-05   16,388   15,487      16,708
Aug-05   16,146   15,258      16,473
Sep-05   16,411   15,508      16,603
Oct-05   16,053   15,170      15,988

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                   PORTFOLIO MANAGERS
                   Emerging Growth Team          James W. Oberweis, CFA
                   Delaware Management Company   Oberweis Asset Management, Inc.

SigmaTel. Tessera was hurt by weakness in semiconductor manufacturing, while Greenfield Online and SigmaTel were sold due to liquidity risk.

Delaware cited strong stock selection in the consumer discretionary and health care sectors as particularly helpful to performance. Top gainers included Urban Outfitters, Coach, CV Therapeutics, and United Therapeutics. In contrast, sector allocation generally detracted from returns. Specifically, the Fund's underweighting in the energy sector was problematic.

Looking forward, Oberweis believes that energy prices will likely continue to influence market fundamentals in the months to come. While natural catastrophes and fluctuations in oil prices have fueled market volatility, the firm believes that such conditions can offer attractive buying opportunities should the market overreact. In their view, equity valuations remain quite reasonable, and current conditions offer better-than-average investment opportunities within the small-cap growth space. The firm continues to focus on exploiting market inefficiencies through stock-specific research.

Delaware has concerns about the negative effects of higher energy prices and interest rates on the consumer. They too believe that the market may overreact to energy price shocks in the short term. With this in mind, they have chosen to maintain their holdings in the highest-quality consumer names--those that should be able to generate solid results and could be the beneficiaries of a return to more neutral sentiment. They have further reduced their exposure to financial stocks, reallocating much of the reduction to technology.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                              % of Net Assets   Total Return(5)
                              ---------------   ---------------
United Therapeutics Corp.          2.09%            135.17%
aQuantive Inc.                     1.92%            140.74%
Ceradyne Inc.                      1.67%             36.86%
Coach Inc.                         1.67%             37.78%
Kos Pharmaceuticals Inc.           1.66%             67.59%
SFBC International Inc.            1.46%             52.97%
Urban Outfitters Inc.              1.42%             37.95%
Hibbett Sporting Goods Inc.        1.38%             75.42%
Carrizo Oil & Gas Inc.             1.37%            159.35%
Euronet Worldwide Inc.             1.35%             22.60%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market
Capitalization:                                         $1.2 billion
Weighted Average P/E (based on estimated earnings):             23.8
Beta:                                                           1.96
Fund Standard Deviation:                                       23.31
S&P 500 Standard Deviation:                                    11.57
Portfolio Turnover (for fiscal year):                           251%
Number of Securities:                                            157
Expense Ratio (Class A shares for fiscal year):                1.51%
Total Net Assets:                                     $337.4 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                                             As of      As of
Asset Class                                10/31/05   10/31/04   Change
----------------------------------------   --------   --------   ------
Health Care                                   28%        22%       +6%
Consumer Discretionary                        14%        15%       -1%
Industrials                                   11%        12%       -1%
Internet Software & Services                   9%         8%       +1%
Communications Equipment                       7%         4%       +3%
Energy                                         6%         3%       +3%
Semiconductors & Semiconductor Equipment       6%         2%       +4%
Software                                       5%        11%       -6%
Financials                                     4%         8%       -4%
Consumer Staples                               2%         4%       -2%
IT Services                                    2%         2%        0%
Computers & Peripherals                        1%         1%        0%
Telecommunication Services                     1%         1%        0%
REITs                                          1%         0%       +1%
Electronic Equipment & Instruments             0%         4%       -4%
Materials                                      0%         3%       -3%
Cash Equivalents                               3%         0%       +3%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

International Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    12.78%
2003    33.33%
2002   -15.61%
2001   -18.72%
2000   -21.15%
1999    49.91%
1998     4.08%
1997    -2.49%
1996     8.02%
1995     4.87%

INVESTMENT STRATEGY

International equity markets enjoyed solid gains for fiscal 2005, led by the Japanese stock market. Markets rose despite the headwinds of soaring energy prices, two devastating hurricanes in the U.S., rising costs for companies and consumers, and questions about the strength of the global economy. Largely aided by foreign investment, Japan's Nikkei 225 Average reached four-year highs toward the end of the fiscal year on optimism about economic recovery and reform. European equity markets overcame political stalemate and a loss of momentum on economic reforms in Germany.

With relatively low interest rates across Europe, stocks in a variety of sectors were buoyed by rising merger-and-acquisition activity as well as speculation about further industrial consolidation.

Strong markets and stock selection helped absolute and relative Fund returns for the period. Many domestically-oriented holdings in Japan were additive to results, including those in banking, real estate, and retail. Top Japanese contributors for the fiscal year included Sumitomo Mitsui, Mitsubishi Estate, and Orix Corporation. The Fund's

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                     1-Year   5-Year   10-Year   Since Inception   Inception Date
                                     ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)  17.60%    1.54%    4.19%         3.27%            7/18/90
                 With Sales Charge   11.09%    0.39%    3.60%         2.89%
CLASS B SHARES   Net Asset Value(2)  16.36%    0.47%    3.47%         2.89%            7/1/94
                 With Sales Charge   11.36%    0.07%    3.47%         2.89%
CLASS C SHARES   Net Asset Value(2)  16.60%      --       --          8.99%            3/1/02
                 With Sales Charge   15.60%      --       --          8.99%
Morgan Stanley Capital
International EAFE Index(3)          18.59%    3.42%    6.15%         5.68%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                           MSCI EAFE
 DATE      NAV      MOP      INDEX
------   ------   ------   ---------
OCT-95   10,000    9,450     10,000
Nov-95   10,101    9,545     10,281
Dec-95   10,518    9,940     10,697
Jan-96   10,890   10,291     10,743
Feb-96   10,805   10,211     10,782
Mar-96   10,900   10,301     11,014
Apr-96   11,059   10,451     11,337
May-96   11,017   10,411     11,130
Jun-96   11,123   10,511     11,196
Jul-96   10,593   10,010     10,871
Aug-96   10,720   10,130     10,897
Sep-96   10,964   10,361     11,189
Oct-96   10,889   10,290     11,077
Nov-96   11,377   10,751     11,521
Dec-96   11,362   10,737     11,375
Jan-97   11,417   10,789     10,980
Feb-97   11,514   10,881     11,162
Mar-97   11,428   10,799     11,205
Apr-97   11,601   10,963     11,267
May-97   12,327   11,649     12,003
Jun-97   12,848   12,141     12,668
Jul-97   13,282   12,551     12,875
Aug-97   12,154   11,486     11,916
Sep-97   12,805   12,100     12,586
Oct-97   11,385   10,758     11,622
Nov-97   11,135   10,523     11,506
Dec-97   11,080   10,470     11,609
Jan-98   11,164   10,550     12,143
Feb-98   11,876   11,223     12,925
Mar-98   12,516   11,828     13,326
Apr-98   12,830   12,125     13,434
May-98   12,721   12,022     13,372
Jun-98   12,310   11,633     13,476
Jul-98   12,443   11,759     13,616
Aug-98   10,681   10,094     11,932
Sep-98   10,162    9,603     11,569
Oct-98   10,694   10,106     12,778
Nov-98   11,285   10,664     13,436
Dec-98   11,532   10,898     13,970
Jan-99   11,658   11,017     13,932
Feb-99   11,306   10,684     13,603
Mar-99   11,734   11,089     14,175
Apr-99   12,150   11,481     14,752
May-99   11,661   11,020     13,995
Jun-99   12,430   11,746     14,543
Jul-99   12,933   12,222     14,980
Aug-99   13,122   12,400     15,038
Sep-99   13,399   12,662     15,193
Oct-99   14,029   13,257     15,766
Nov-99   15,137   14,304     16,318
Dec-99   17,292   16,341     17,785
Jan-00   16,388   15,487     16,657
Feb-00   16,911   15,981     17,108
Mar-00   17,344   16,390     17,776
Apr-00   16,529   15,619     16,844
May-00   15,765   14,898     16,437
Jun-00   16,643   15,728     17,083
Jul-00   15,688   14,825     16,370
Aug-00   15,981   15,102     16,516
Sep-00   14,695   13,886     15,715
Oct-00   13,969   13,200     15,347
Nov-00   13,396   12,659     14,775
Dec-00   13,636   12,886     15,304
Jan-01   13,948   13,181     15,296
Feb-01   12,740   12,039     14,150
Mar-01   12,022   11,360     13,214
Apr-01   13,079   12,360     14,140
May-01   12,524   11,835     13,652
Jun-01   11,940   11,283     13,099
Jul-01   11,560   10,924     12,862
Aug-01   11,194   10,578     12,539
Sep-01    9,891    9,347     11,271
Oct-01   10,339    9,770     11,560
Nov-01   10,922   10,321     11,987
Dec-01   11,084   10,474     12,059
Jan-02   10,564    9,983     11,418
Feb-02   10,646   10,061     11,499
Mar-02   11,249   10,630     12,127
Apr-02   11,235   10,617     12,214
May-02   11,262   10,643     12,381
Jun-02   10,755   10,164     11,893
Jul-02    9,701    9,168     10,720
Aug-02    9,565    9,039     10,699
Sep-02    8,582    8,110      9,553
Oct-02    9,268    8,758     10,067
Nov-02    9,844    9,302     10,525
Dec-02    9,354    8,840     10,172
Jan-03    8,982    8,488      9,748
Feb-03    8,776    8,293      9,525
Mar-03    8,486    8,019      9,345
Apr-03    9,300    8,788     10,272
May-03    9,796    9,258     10,904
Jun-03   10,003    9,453     11,173
Jul-03   10,375    9,805     11,446
Aug-03   10,665   10,078     11,724
Sep-03   10,858   10,260     12,087
Oct-03   11,561   10,925     12,841
Nov-03   11,713   11,068     13,129
Dec-03   12,472   11,786     14,156
Jan-04   12,583   11,891     14,357
Feb-04   12,778   12,075     14,691
Mar-04   12,847   12,141     14,779
Apr-04   12,430   11,746     14,457
May-04   12,443   11,759     14,519
Jun-04   12,569   11,878     14,843
Jul-04   12,152   11,484     14,364
Aug-04   12,249   11,575     14,430
Sep-04   12,430   11,747     14,809
Oct-04   12,820   12,115     15,316
Nov-04   13,544   12,799     16,366
Dec-04   14,067   13,294     17,085
Jan-05   13,772   13,014     16,772
Feb-05   14,277   13,492     17,500
Mar-05   13,897   13,133     17,068
Apr-05   13,546   12,801     16,686
May-05   13,574   12,828     16,711
Jun-05   13,729   12,974     16,939
Jul-05   14,207   13,425     17,460
Aug-05   14,811   13,996     17,906
Sep-05   15,372   14,526     18,707
Oct-05   15,077   14,248     18,163

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                                  PORTFOLIO MANAGER
                                                  International Equity Team
                                                  Capital Guardian Trust Company

underweighting in energy hurt relative returns during the period, but investments in companies such as Royal Dutch/Shell, South Africa-listed Sasol, and Spain's Repsol YPF were all positives. Emerging markets generally outperformed developed markets during the fiscal year. The Fund benefited from strong stock selection in holdings from Mexico, South Korea, and South Africa.

There were few significant shifts in overall Fund weightings during the period. The largest shift came in the consumer discretionary sector (primarily within the automobile industry), which ended the fiscal year at 9.2% of overall Fund assets, down from 11.9% in the previous period. The health care sector represented 8.6% of Fund assets at fiscal year-end, down from 11.3% at the beginning of the period, primarily due to share price decreases in the pharmaceutical industry.

While keenly aware of the risks to the global economy and corporate profits, we continue to have a relatively sanguine view of the global economy and international equity markets. Chinese demand remains strong; interest rates are still low in many parts of the world; there is a continuing need for infrastructure improvement; Japan's domestic economy appears to be on better footing; corporate restructuring is still occurring in Europe and Japan; and valuations remain attractive in many international markets, especially relative to bonds. Broadly speaking, the investments we favor are still related to restructuring, growth, and those companies that are using their cash-rich balance sheets to do the right things for shareholders, such as dividend increases and stock repurchases.

TOP 10 HOLDINGS(4) AS OF OCTOBER 31, 2005

                                       % of Net Assets   Total Return(5)
                                       ---------------   ---------------
Vodafone Group PLC                          2.81%             2.31%
Mitsubishi UFJ Financial Group Inc.         2.63%            66.05%
Sumitomo Mitsui Financial Group Inc.        2.61%            41.23%
Novartis AG                                 1.89%            12.50%
BNP Paribas SA                              1.74%            11.16%
Royal Dutch/Shell Group (A shares)          1.71%            13.29%
Sanofi-Aventis SA                           1.62%             9.30%
Mitsubishi Estate Company Ltd.              1.46%            39.22%
Royal Bank of Scotland                      1.39%            -6.18%
Siemens AG                                  1.37%            -0.28%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Market Capitalization:               $45.5 billion
Weighted Average P/E (based on trailing earnings):             17.4
Beta:                                                          1.02
Fund Standard Deviation:                                      11.90
S&P 500 Standard Deviation:                                   11.57
Portfolio Turnover (for fiscal year):                           24%
Number of Securities:                                           253
Expense Ratio (Class A shares for fiscal year):               1.39%
Total Net Assets:                                    $842.1 million

GEOGRAPHIC BREAKDOWN(4)

                                   (PIE CHART)

                     As of      As of
Country            10/31/05   10/31/04   Change
----------------   --------   --------   ------
Japan                 29%        22%       +7%
United Kingdom        16%        18%       -2%
France                 9%        11%       -2%
Switzerland            8%        10%       -2%
Germany                7%         5%       +2%
Netherlands            6%         8%       -2%
Spain                  5%         4%       +1%
Canada                 4%         4%        0%
Australia              2%         3%       -1%
Sweden                 2%         1%       +1%
Other Countries        9%        10%       -1%
Cash Equivalents       3%         4%       -1%

(4)  May not reflect the current portfolio composition.

(5) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/05. The Fund may not have held these securities throughout the entire period.

(GRAPHIC)

Short Term Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    1.62%
2003    4.60%
2002    5.63%
2001    7.96%
2000    7.61%
1999    2.92%
1998    6.30%
1997    5.77%
1996    4.09%
1995   10.03%

INVESTMENT STRATEGY

During the 2005 fiscal year, the WM Short Term Income Fund's performance was most influenced by the actions of the Federal Reserve (the Fed). Continuing with the course it began in June 2004, the Fed raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. In the balance of its policy statements, the Fed acknowledged the inflationary risks posed by short-term price spikes in energy and other consumer goods, but remained confident that long-term inflation would be muted. Short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions.

On a broad basis, the rise in short-term interest rates hurt Fund performance during the period. Helping offset this, the Fund gained from its positions in health care, REITs, and mortgage-backed securities (MBS), including collateralized mortgage obligations (CMOs). Individual securities that were particularly helpful to performance included Nationwide Health Properties (REITs), Cardinal Health (health care), and

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.5%; Class B shares: contingent deferred sales charge of 4%, which declines over 4 years (4-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)     0.49%   4.56%    4.90%          4.60%           11/1/93
                 With Sales Charge     -3.17%   3.84%    4.51%          4.29%
CLASS B SHARES   Net Asset Value(2)    -0.26%   3.78%    4.27%          4.38%            7/1/94
                 With Sales Charge     -4.26%   3.78%    4.27%          4.38%
CLASS C SHARES   Net Asset Value(2)    -0.26%     --       --           2.41%            3/1/02
                 With Sales Charge     -1.26%     --       --           2.41%
Citigroup Broad Investment-Grade
   Credit 1-3 Years Index(3)            1.17%   5.39%    5.79%          5.80%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                            Citigroup Broad
                           Investment Grade
                              Credit 1-3
 Date      NAV      MOP       Years Index
------   ------   ------   ----------------
Oct-95   10,000    9,650       10,000
Nov-95   10,095    9,742       10,090
Dec-95   10,192    9,835       10,173
Jan-96   10,289    9,929       10,264
Feb-96   10,213    9,855       10,229
Mar-96   10,178    9,822       10,227
Apr-96   10,141    9,786       10,236
May-96   10,150    9,795       10,267
Jun-96   10,248    9,890       10,343
Jul-96   10,305    9,944       10,385
Aug-96   10,317    9,956       10,424
Sep-96   10,417   10,052       10,525
Oct-96   10,513   10,145       10,653
Nov-96   10,604   10,233       10,737
Dec-96   10,609   10,238       10,739
Jan-97   10,614   10,242       10,799
Feb-97   10,669   10,295       10,824
Mar-97   10,681   10,307       10,822
Apr-97   10,732   10,356       10,909
May-97   10,828   10,449       10,989
Jun-97   10,879   10,499       11,071
Jul-97   11,030   10,643       11,212
Aug-97   11,036   10,650       11,216
Sep-97   11,086   10,698       11,310
Oct-97   11,142   10,752       11,382
Nov-97   11,148   10,758       11,401
Dec-97   11,223   10,830       11,475
Jan-98   11,325   10,928       11,592
Feb-98   11,321   10,925       11,608
Mar-98   11,372   10,974       11,664
Apr-98   11,423   11,024       11,727
May-98   11,474   11,072       11,797
Jun-98   11,524   11,121       11,857
Jul-98   11,576   11,171       11,920
Aug-98   11,729   11,318       12,011
Sep-98   11,881   11,465       12,174
Oct-98   11,884   11,468       12,191
Nov-98   11,881   11,465       12,231
Dec-98   11,931   11,514       12,289
Jan-99   11,984   11,564       12,369
Feb-99   11,927   11,510       12,330
Mar-99   12,026   11,605       12,438
Apr-99   12,076   11,653       12,495
May-99   12,024   11,603       12,479
Jun-99   12,024   11,603       12,518
Jul-99   12,077   11,654       12,537
Aug-99   12,080   11,657       12,569
Sep-99   12,206   11,779       12,665
Oct-99   12,223   11,795       12,707
Nov-99   12,278   11,848       12,749
Dec-99   12,280   11,851       12,782
Jan-00   12,283   11,853       12,791
Feb-00   12,338   11,906       12,885
Mar-00   12,396   11,962       12,951
Apr-00   12,399   11,965       12,948
May-00   12,457   12,021       12,990
Jun-00   12,625   12,183       13,151
Jul-00   12,684   12,241       13,259
Aug-00   12,745   12,299       13,374
Sep-00   12,860   12,410       13,505
Oct-00   12,920   12,468       13,511
Nov-00   13,038   12,582       13,638
Dec-00   13,215   12,753       13,803
Jan-01   13,392   12,924       14,065
Feb-01   13,453   12,982       14,179
Mar-01   13,577   13,101       14,311
Apr-01   13,640   13,163       14,358
May-01   13,706   13,226       14,489
Jun-01   13,770   13,288       14,555
Jul-01   13,952   13,464       14,763
Aug-01   14,075   13,582       14,884
Sep-01   14,196   13,699       15,042
Oct-01   14,380   13,877       15,176
Nov-01   14,185   13,688       15,161
Dec-01   14,247   13,749       15,155
Jan-02   14,308   13,808       15,203
Feb-02   14,366   13,863       15,235
Mar-02   14,246   13,748       15,164
Apr-02   14,429   13,924       15,288
May-02   14,551   14,042       15,421
Jun-02   14,613   14,101       15,475
Jul-02   14,553   14,043       15,563
Aug-02   14,676   14,163       15,691
Sep-02   14,797   14,279       15,849
Oct-02   14,672   14,159       15,808
Nov-02   14,821   14,302       15,925
Dec-02   15,047   14,521       16,169
Jan-03   15,171   14,640       16,235
Feb-03   15,286   14,751       16,371
Mar-03   15,275   14,741       16,427
Apr-03   15,454   14,913       16,576
May-03   15,568   15,024       16,736
Jun-03   15,615   15,069       16,804
Jul-03   15,468   14,927       16,685
Aug-03   15,447   14,906       16,713
Sep-03   15,681   15,133       16,910
Oct-03   15,592   15,046       16,858
Nov-03   15,633   15,085       16,877
Dec-03   15,739   15,188       17,005
Jan-04   15,781   15,229       17,069
Feb-04   15,889   15,333       17,168
Mar-04   15,999   15,439       17,246
Apr-04   15,776   15,224       17,072
May-04   15,753   15,201       17,044
Jun-04   15,729   15,178       17,058
Jul-04   15,841   15,286       17,141
Aug-04   15,953   15,395       17,303
Sep-04   15,929   15,372       17,303
Oct-04   16,041   15,480       17,367
Nov-04   15,950   15,392       17,288
Dec-04   15,994   15,435       17,339
Jan-05   15,970   15,411       17,339
Feb-05   15,945   15,387       17,306
Mar-05   15,923   15,365       17,281
Apr-05   16,042   15,481       17,382
May-05   16,090   15,527       17,465
Jun-05   16,137   15,572       17,528
Jul-05   16,117   15,553       17,503
Aug-05   16,235   15,667       17,622
Sep-05   16,144   15,579       17,577
Oct-05   16,123   15,559       17,570

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 2005 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 10/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                     (PHOTO OF CRAIG V. SOSEY) PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                                               WM Advisors, Inc.

Weyerhaeuser (materials). On the downside, the convertible securities of Sealed Air (services) detracted from performance, as convertible securities in general performed poorly over the period. Corporate spreads were generally very tight versus Treasuries for the fiscal year, thus putting a damper on excess returns.

Portfolio composition was largely unchanged during the period. One notable exception, however, was that the Fund increased its holdings in CMOs from 11% of Fund assets at the beginning of the fiscal year to 18% at the close. This increase resulted from our belief that CMOs would broadly outperform other market sectors going forward. In contrast, the Fund modestly reduced its holdings in corporates and asset-backed securities.

Looking forward, we anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into fiscal 2006. If this happens, we believe corporate spreads are likely to remain tight versus Treasuries, making the front end of the yield curve a difficult place to add value. We would expect that MBS will continue to outperform, and we will look to find value in out-of-favor corporates. In our view, economic growth in the upcoming fiscal year will be weaker than current consensus projections. We also believe that inflation will be more muted than expected, leaving the Fed room to halt its tightening campaign relatively early in fiscal 2006.

PORTFOLIO QUALITY(4)

              As of      As of
Rating      10/31/05   10/31/04   Change
---------   --------   --------   ------
Aaa            48%        46%       +2%
Aa              9%        10%       -1%
A              13%        14%       -1%
Baa            28%        29%       -1%
Not Rated       2%         1%       +1%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                              3.1
Weighted Average Duration (years):                              1.9
Portfolio Turnover (for fiscal year):                           13%
Number of Securities:                                            93
Expense Ratio (Class A shares for fiscal year):(5)            0.93%
Total Net Assets:                                    $269.0 million

PORTFOLIO COMPOSITION(4)

                                    As of      As of
Asset Class                       10/31/05   10/31/04   Change
-------------------------------   --------   --------   ------
Domestic Corporate Bonds             49%        53%       -4%
Mortgage-Backed Bonds/CMOs           18%        11%       +7%
U.S. Government Agency               10%        13%       -3%
U.S. Treasuries                       6%         4%       +2%
Asset-Backed Bonds                    5%         7%       -2%
Foreign Corporate Bonds (U.S.$)       5%         4%       +1%
Cash Equivalents                      7%         8%       -1%

(4)  May not reflect the current portfolio composition.

(5) If the effects of the Fund's fee waiver were reflected, the Fund's expense ratio would have been 0.81%. Effective 11/1/05, the Fund's fees are no longer being waived.

(GRAPHIC)

U.S. Government Securities Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    3.56%
2003    1.83%
2002    8.37%
2001    7.16%
2000   10.27%
1999    0.13%
1998    7.21%
1997    9.92%
1996    2.48%
1995   19.45%

INVESTMENT STRATEGY

Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the 2005 fiscal year. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period virtually unchanged. As a result, the yield curve (the difference in yields between 2- and 10-year Treasuries) flattened significantly. During the period, the 10-year Treasury traded within a relatively tight range as investors tried to discount future economic growth and Fed actions. Activity in the mortgage market was more volatile, but excess returns were limited as spreads were compressed across a range of fixed-income instruments.

As long-term interest rates rose early in the period, prepayments on mortgage-backed securities (MBS) slowed. This in turn caused the durations on these securities to extend, which led to further price declines. Interest rates were volatile through much of the rest

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    1.02%    4.92%     5.42%         7.60%           5/4/84
                 With Sales Charge    -3.51%    3.95%     4.93%         7.37%
CLASS B SHARES   Net Asset Value(2)    0.28%    4.16%     4.75%         5.31%          3/30/94
                 With Sales Charge    -4.72%    3.82%     4.75%         5.31%
CLASS C SHARES   Net Asset Value(2)    0.29%      --        --          2.62%           3/1/02
                 With Sales Charge    -0.71%      --        --          2.62%
Citigroup Mortgage Index(3)            1.80%    5.86%     6.31%         9.15%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                              CITIGROUP
DATE       NAV      MOP    MORTGAGE INDEX
------   ------   ------   --------------
OCT-95   10,000    9,550       10,000
Nov-95   10,143    9,687       10,117
Dec-95   10,287    9,824       10,242
Jan-96   10,346    9,881       10,321
Feb-96   10,109    9,654       10,240
Mar-96   10,006    9,556       10,205
Apr-96    9,940    9,493       10,158
May-96    9,913    9,467       10,145
Jun-96   10,041    9,589       10,275
Jul-96   10,062    9,609       10,316
Aug-96   10,025    9,574       10,318
Sep-96   10,205    9,746       10,491
Oct-96   10,456    9,986       10,695
Nov-96   10,689   10,208       10,842
Dec-96   10,543   10,068       10,795
Jan-97   10,565   10,090       10,886
Feb-97   10,576   10,100       10,898
Mar-97   10,426    9,957       10,808
Apr-97   10,613   10,135       10,972
May-97   10,709   10,227       11,074
Jun-97   10,845   10,357       11,202
Jul-97   11,179   10,676       11,409
Aug-97   11,045   10,548       11,388
Sep-97   11,225   10,719       11,524
Oct-97   11,416   10,902       11,648
Nov-97   11,459   10,943       11,688
Dec-97   11,589   11,067       11,794
Jan-98   11,717   11,190       11,904
Feb-98   11,705   11,179       11,940
Mar-98   11,732   11,204       11,986
Apr-98   11,803   11,272       12,053
May-98   11,907   11,371       12,138
Jun-98   12,010   11,470       12,191
Jul-98   12,049   11,507       12,251
Aug-98   12,197   11,648       12,362
Sep-98   12,357   11,801       12,511
Oct-98   12,327   11,772       12,497
Nov-98   12,400   11,842       12,554
Dec-98   12,425   11,865       12,617
Jan-99   12,495   11,933       12,704
Feb-99   12,395   11,838       12,657
Mar-99   12,466   11,905       12,744
Apr-99   12,501   11,938       12,807
May-99   12,421   11,862       12,721
Jun-99   12,339   11,784       12,692
Jul-99   12,280   11,727       12,606
Aug-99   12,269   11,717       12,598
Sep-99   12,449   11,889       12,812
Oct-99   12,499   11,936       12,880
Nov-99   12,499   11,936       12,890
Dec-99   12,441   11,881       12,848
Jan-00   12,372   11,815       12,749
Feb-00   12,508   11,945       12,899
Mar-00   12,632   12,063       13,037
Apr-00   12,635   12,067       13,044
May-00   12,627   12,058       13,054
Jun-00   12,877   12,297       13,336
Jul-00   12,955   12,372       13,422
Aug-00   13,121   12,530       13,620
Sep-00   13,250   12,653       13,766
Oct-00   13,329   12,729       13,868
Nov-00   13,510   12,902       14,073
Dec-00   13,718   13,101       14,298
Jan-01   13,915   13,288       14,520
Feb-01   14,008   13,377       14,600
Mar-01   14,075   13,442       14,695
Apr-01   14,064   13,431       14,711
May-01   14,117   13,482       14,802
Jun-01   14,157   13,520       14,823
Jul-01   14,407   13,759       15,098
Aug-01   14,527   13,873       15,236
Sep-01   14,739   14,076       15,460
Oct-01   14,979   14,305       15,670
Nov-01   14,792   14,126       15,526
Dec-01   14,700   14,039       15,470
Jan-02   14,835   14,168       15,622
Feb-02   14,997   14,322       15,792
Mar-02   14,792   14,126       15,632
Apr-02   15,077   14,399       15,923
May-02   15,186   14,502       16,039
Jun-02   15,309   14,620       16,169
Jul-02   15,486   14,789       16,352
Aug-02   15,623   14,920       16,496
Sep-02   15,759   15,049       16,616
Oct-02   15,784   15,073       16,680
Nov-02   15,751   15,042       16,664
Dec-02   15,930   15,213       16,839
Jan-03   15,954   15,236       16,887
Feb-03   16,075   15,352       17,001
Mar-03   16,053   15,330       16,996
Apr-03   16,115   15,390       17,061
May-03   16,175   15,447       17,069
Jun-03   16,162   15,435       17,105
Jul-03   15,784   15,074       16,796
Aug-03   15,885   15,170       16,905
Sep-03   16,179   15,451       17,194
Oct-03   16,091   15,367       17,135
Nov-03   16,104   15,380       17,185
Dec-03   16,222   15,492       17,354
Jan-04   16,326   15,591       17,465
Feb-04   16,445   15,705       17,617
Mar-04   16,504   15,761       17,694
Apr-04   16,247   15,515       17,383
May-04   16,183   15,455       17,327
Jun-04   16,301   15,568       17,478
Jul-04   16,435   15,695       17,642
Aug-04   16,662   15,912       17,931
Sep-04   16,673   15,923       17,957
Oct-04   16,778   16,023       18,111
Nov-04   16,713   15,961       18,058
Dec-04   16,802   16,045       18,192
Jan-05   16,875   16,116       18,285
Feb-05   16,796   16,040       18,206
Mar-05   16,763   16,008       18,157
Apr-05   16,949   16,186       18,371
May-05   17,057   16,289       18,520
Jun-05   17,101   16,332       18,585
Jul-05   17,004   16,239       18,498
Aug-05   17,160   16,388       18,662
Sep-05   17,063   16,295       18,560
Oct-05   16,948   16,186       18,441

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                     (PHOTO OF CRAIG V. SOSEY) PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                                               WM Advisors, Inc.

of the period leading to slight underperformance of MBS. The WM U.S. Government Securities Fund's overweighted position in this area thus detracted from performance. The Fund's best-performing sector was non-agency collateralized mortgage obligations (CMOs). Due to their unique debt structure, the durations on these securities did not extend significantly as overall prepayment activity slowed. Consequently, their prices were more stable than those of MBS.

During the period, the Fund added to its positions in non-agency CMOs on the belief that they would outperform versus other mortgage-backed securities. On the other hand, the Fund decreased its position in 15-year MBS on the belief that a flattening yield curve would make these issues less attractive. The Fund's allocation to Ginnie Mae (GNMA) securities dropped as they became somewhat overvalued, making it difficult to invest new money.

Looking forward, we anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into fiscal 2006. If this happens, we believe that MBS spreads are likely to remain tight. Still, we would expect that MBS will outperform versus other securities, and we will look to find value in agency securities. In our view, economic growth in the upcoming fiscal year will be weaker than current consensus projections. We also believe that inflation will be more muted than expected, leaving the Fed room to halt its tightening campaign relatively early in fiscal 2006.

PORTFOLIO QUALITY(4)

           As of      As of
Rating   10/31/05   10/31/04   Change
------   --------   --------   ------
Aaa         99%        99%        0%
Aa           1%         1%        0%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                         6.0
Weighted Average Duration (years):                         4.5
Portfolio Turnover (for fiscal year):                      34%
Number of Securities:                                      376
Expense Ratio (Class A shares for fiscal year):          0.92%
Total Net Assets:                                 $1.9 billion

PORTFOLIO COMPOSITION(4)

                                  (PIE CHART)

                           As of      As of
Asset Class              10/31/05   10/31/04   Change
-----------              --------   --------   ------
FHLMC                       33%        34%       -1%
FNMA                        29%        27%       +2%
CMOs                        18%        17%       +1%
GNMA                         7%        10%       -3%
U.S. Treasuries              5%         6%       -1%
U.S. Government Agency       4%         3%       +1%
Cash Equivalents             4%         3%       +1%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    5.14%
2003    8.95%
2002    8.11%
2001    8.09%
2000    9.05%
1999    0.09%
1998    7.15%
1997   10.51%
1996    3.46%
1995   21.58%

INVESTMENT STRATEGY

During the 2005 fiscal year, the economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spending. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period virtually unchanged.

During the period, a slightly more aggressive stance in credit quality helped the WM Income Fund as high-yield securities benefited from investors' increasing appetite for risk. However, the Fund's weightings within the investment-grade corporate sector detracted from performance, as Baa-rated bonds underperformed A-rated or higher securities. Corporate bonds rated Baa were hurt due to an increasing number of companies taking on more debt to finance stock repurchases and/or higher dividends. An overweighting in mortgage-backed securities also hurt performance due to the volatility in long-term interest rates.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    0.75%    6.59%    6.37%         8.41%           12/15/75
                 With Sales Charge    -3.83%    5.61%    5.89%         8.24%

CLASS B SHARES   Net Asset Value(2)    0.02%    5.85%    5.73%         6.28%            3/30/94
                 With Sales Charge    -4.98%    5.53%    5.73%         6.28%

CLASS C SHARES   Net Asset Value(2)    0.01%      --       --          4.74%             3/1/02
                 With Sales Charge    -0.99%      --       --          4.74%

Citigroup Broad Investment-Grade
Bond Index(3)                          1.24%    6.37%    6.35%           --

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                            CITIGROUP
                               BROAD
                            INVESTMENT
 DATE      NAV      MOP    GRADE INDEX
------   ------   ------   -----------
OCT-95   10,000    9,550      10,000
Nov-95   10,163    9,705      10,156
Dec-95   10,348    9,882      10,296
Jan-96   10,423    9,954      10,366
Feb-96   10,145    9,689      10,190
Mar-96   10,057    9,605      10,117
Apr-96    9,988    9,539      10,042
May-96    9,977    9,528      10,036
Jun-96   10,098    9,644      10,165
Jul-96   10,119    9,664      10,193
Aug-96   10,118    9,663      10,178
Sep-96   10,312    9,848      10,355
Oct-96   10,589   10,113      10,588
Nov-96   10,833   10,345      10,763
Dec-96   10,706   10,225      10,668
Jan-97   10,740   10,257      10,710
Feb-97   10,759   10,275      10,722
Mar-97   10,618   10,141      10,614
Apr-97   10,772   10,287      10,765
May-97   10,918   10,427      10,866
Jun-97   11,109   10,609      10,996
Jul-97   11,520   11,001      11,294
Aug-97   11,364   10,852      11,197
Sep-97   11,558   11,038      11,361
Oct-97   11,743   11,215      11,525
Nov-97   11,793   11,262      11,579
Dec-97   11,831   11,299      11,697
Jan-98   11,944   11,406      11,848
Feb-98   11,990   11,451      11,840
Mar-98   12,083   11,539      11,886
Apr-98   12,123   11,577      11,948
May-98   12,267   11,715      12,062
Jun-98   12,360   11,804      12,161
Jul-98   12,342   11,786      12,187
Aug-98   12,390   11,832      12,373
Sep-98   12,614   12,046      12,665
Oct-98   12,447   11,887      12,608
Nov-98   12,659   12,089      12,678
Dec-98   12,677   12,106      12,717
Jan-99   12,802   12,226      12,811
Feb-99   12,505   11,943      12,587
Mar-99   12,574   12,008      12,659
Apr-99   12,724   12,151      12,700
May-99   12,618   12,050      12,584
Jun-99   12,539   11,974      12,541
Jul-99   12,532   11,968      12,491
Aug-99   12,529   11,965      12,482
Sep-99   12,648   12,078      12,632
Oct-99   12,696   12,124      12,670
Nov-99   12,699   12,128      12,668
Dec-99   12,691   12,120      12,610
Jan-00   12,708   12,136      12,575
Feb-00   12,835   12,258      12,722
Mar-00   12,996   12,411      12,887
Apr-00   12,923   12,342      12,849
May-00   12,824   12,247      12,837
Jun-00   13,134   12,543      13,105
Jul-00   13,257   12,661      13,225
Aug-00   13,529   12,920      13,414
Sep-00   13,517   12,909      13,505
Oct-00   13,478   12,871      13,591
Nov-00   13,588   12,977      13,811
Dec-00   13,840   13,217      14,072
Jan-01   14,230   13,590      14,305
Feb-01   14,261   13,620      14,432
Mar-01   14,238   13,598      14,507
Apr-01   14,196   13,557      14,439
May-01   14,247   13,606      14,533
Jun-01   14,297   13,653      14,581
Jul-01   14,681   14,021      14,917
Aug-01   14,859   14,190      15,082
Sep-01   14,795   14,129      15,267
Oct-01   15,124   14,443      15,575
Nov-01   15,061   14,384      15,361
Dec-01   14,961   14,287      15,270
Jan-02   15,128   14,447      15,391
Feb-02   15,240   14,554      15,538
Mar-02   15,114   14,433      15,282
Apr-02   15,399   14,706      15,572
May-02   15,472   14,775      15,705
Jun-02   15,441   14,746      15,821
Jul-02   15,325   14,635      16,009
Aug-02   15,584   14,883      16,289
Sep-02   15,757   15,048      16,548
Oct-02   15,672   14,967      16,474
Nov-02   15,843   15,130      16,471
Dec-02   16,174   15,446      16,813
Jan-03   16,276   15,543      16,827
Feb-03   16,549   15,804      17,065
Mar-03   16,602   15,855      17,050
Apr-03   16,917   16,156      17,200
May-03   17,378   16,596      17,518
Jun-03   17,371   16,589      17,487
Jul-03   16,750   15,997      16,896
Aug-03   16,836   16,078      17,012
Sep-03   17,304   16,525      17,458
Oct-03   17,257   16,481      17,297
Nov-03   17,375   16,593      17,348
Dec-03   17,623   16,830      17,521
Jan-04   17,796   16,995      17,667
Feb-04   17,945   17,138      17,856
Mar-04   18,137   17,320      17,991
Apr-04   17,611   16,818      17,523
May-04   17,482   16,695      17,448
Jun-04   17,617   16,824      17,551
Jul-04   17,772   16,972      17,725
Aug-04   18,138   17,322      18,076
Sep-04   18,236   17,415      18,123
Oct-04   18,413   17,584      18,282
Nov-04   18,335   17,510      18,129
Dec-04   18,531   17,698      18,303
Jan-05   18,611   17,774      18,420
Feb-05   18,546   17,711      18,309
Mar-05   18,348   17,522      18,209
Apr-05   18,485   17,653      18,464
May-05   18,707   17,865      18,670
Jun-05   18,847   17,999      18,777
Jul-05   18,729   17,886      18,612
Aug-05   18,974   18,120      18,850
Sep-05   18,710   17,868      18,650
Oct-05   18,549   17,714      18,506

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                       (PHOTO OF JOHN R. FRIEDL)       PORTFOLIO MANAGERS
                       (PHOTO OF GARY J. POKRZYWINSKI) John R. Friedl, CFA and
                                                       Gary J. Pokrzywinski, CFA
                                                       WM Advisors, Inc.

Securities that added to performance included Conexant Systems (information technology), which rose on an increase in technology spending, and Ecuadorian government bonds, which gained on the back of higher oil prices. Northwest Airlines detracted from performance, as higher structural costs and higher fuel costs, exacerbated by Hurricanes Katrina and Rita, hurt its competitive position. Absolute performance was also hurt by General Motors and Ford experiencing both slower sales in key market segments and increased pension obligations. The Fund was generally market-weighted in the auto sector, so these two names detracted only slightly from relative performance.

Looking forward, we anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into fiscal 2006. Since it is our view that the economy in the upcoming fiscal year will stabilize at a weaker-than-expected growth rate, and that inflation will be more muted than consensus expectations, the Fed should have room to halt its tightening campaign within the first half of fiscal 2006. Given this environment, we expect mortgage-backed securities to outperform, and therefore we maintain an overweighting in the sector. Although corporate spreads are tight, we still believe there is value, especially in out-of-favor securities. Therefore, we will seek to keep the sector market-weighted but will strive to continue holding out-of-favor corporate bonds that provide a higher yield or are slightly more aggressive in credit quality. We will also strive to continue overweighting certain sectors of the corporate bond market that we favor long term, including health care, utilities, REITs, and gaming.

PORTFOLIO QUALITY(4)

              As of      As of
Rating      10/31/05   10/31/04   Change
---------   --------   --------   ------
Aaa           35%        35%        0%
Aa             6%         6%        0%
A              6%         6%        0%
Baa           34%        36%       -2%
Ba             5%         5%        0%
B             10%         6%       +4%
Caa            1%         3%       -2%
Not Rated      2%         3%       -1%
Equities       1%         0%       +1%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                        7.4
Weighted Average Duration (years):                        5.0
Portfolio Turnover (for fiscal year):                     20%
Number of Securities:                                     197
Expense Ratio (Class A shares for fiscal year):         0.91%
Total Net Assets:                                $1.2 billion

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                             As of      As of
Asset Class                10/31/05   10/31/04   Change
------------------------   --------   --------   ------
Domestic Corporate Bonds     57%        57%         0%
Mortgage-Backed Bonds        23%        23%         0%
U.S. Treasuries               7%         6%        +1%
Foreign Corporate
Bonds (U.S.$)                 6%         6%         0%
Equities                      1%         0%        +1%
Foreign Government
Bonds (U.S.$)                 1%         2%        -1%
Cash Equivalents              5%         6%        -1%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

High Yield Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004   11.43%
2003   28.10%
2002    3.66%
2001    3.14%
2000   -1.53%
1999   12.02%

INVESTMENT STRATEGY

During the 2005 fiscal year, the WM High Yield Fund's performance was positively impacted by a broad increase in investors' appetite for risk. The economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. The net effect of these forces was a decent return for the high-yield market after two very strong years of gains.

Security selection was the greatest contributor to Fund performance during the fiscal year. TexCal, an oil and gas company, rose on gains in the energy sector. Conexant Systems, a leading provider of semiconductor solutions for broadband communications, gained on positive earnings and revenue forecasts. On the downside, Northwest Airlines filed for bankruptcy on the back of higher fuel

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   Since Inception   Inception Date
                                      ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    6.56%    8.90%         7.14%          4/8/98
                 With Sales Charge     1.76%    7.91%         6.49%
CLASS B SHARES   Net Asset Value(2)    5.75%    8.10%         6.51%          5/5/98
                 With Sales Charge     0.75%    7.81%         6.51%
CLASS C SHARES   Net Asset Value(2)    5.77%      --         10.63%          3/1/02
                 With Sales Charge     4.77%      --         10.63%
Citigroup High Yield Market Index(3)   3.55%    8.22%         5.01%

VALUE OF A $10,000 INVESTMENT(1) APRIL 8, 1998 - OCTOBER 31, 2005

                                  (LINE CHART)

                             CITIGROUP
                            HIGH YIELD
 DATE      NAV      MOP    MARKET INDEX
------   ------   ------   ------------
Mar-98   10,000    9,550      10,000
Apr-98    9,997    9,547      10,054
May-98    9,965    9,517      10,081
Jun-98    9,918    9,471      10,103
Jul-98    9,892    9,447      10,184
Aug-98    9,345    8,925       9,502
Sep-98    9,336    8,916       9,619
Oct-98    9,310    8,891       9,486
Nov-98    9,686    9,250       9,962
Dec-98    9,670    9,235       9,955
Jan-99    9,834    9,391      10,104
Feb-99    9,722    9,284      10,020
Mar-99    9,899    9,453      10,105
Apr-99   10,259    9,798      10,316
May-99   10,269    9,807      10,154
Jun-99   10,366    9,900      10,132
Jul-99   10,499   10,026      10,154
Aug-99   10,397    9,929      10,033
Sep-99   10,456    9,986       9,957
Oct-99   10,451    9,981       9,889
Nov-99   10,628   10,149      10,044
Dec-99   10,832   10,344      10,129
Jan-00   10,897   10,406      10,045
Feb-00   10,981   10,487      10,069
Mar-00   11,051   10,554       9,864
Apr-00   11,144   10,642       9,904
May-00   10,949   10,456       9,766
Jun-00   11,052   10,554       9,986
Jul-00   11,237   10,732      10,095
Aug-00   11,353   10,842      10,170
Sep-00   11,276   10,768      10,061
Oct-00   11,004   10,509       9,763
Nov-00   10,570   10,094       9,364
Dec-00   10,666   10,186       9,555
Jan-01   11,419   10,905      10,199
Feb-01   11,249   10,742      10,320
Mar-01   10,827   10,340      10,132
Apr-01   10,823   10,336       9,983
May-01   10,773   10,288      10,143
Jun-01   10,683   10,202       9,864
Jul-01   10,764   10,280      10,049
Aug-01   10,896   10,405      10,186
Sep-01   10,564   10,089       9,453
Oct-01   10,786   10,301       9,767
Nov-01   11,011   10,515      10,138
Dec-01   11,001   10,506      10,073
Jan-02   11,261   10,755      10,116
Feb-02   11,312   10,803      10,006
Mar-02   11,545   11,026      10,272
Apr-02   11,579   11,058      10,440
May-02   11,513   10,995      10,311
Jun-02   11,066   10,568       9,403
Jul-02   10,707   10,226       8,978
Aug-02   10,752   10,269       9,320
Sep-02   10,527   10,053       9,136
Oct-02   10,735   10,252       9,105
Nov-02   11,284   10,776       9,800
Dec-02   11,405   10,892       9,919
Jan-03   11,643   11,119      10,288
Feb-03   11,775   11,246      10,426
Mar-03   12,070   11,527      10,777
Apr-03   12,649   12,080      11,447
May-03   13,118   12,528      11,522
Jun-03   13,400   12,797      11,881
Jul-03   13,341   12,741      11,705
Aug-03   13,246   12,650      11,825
Sep-03   13,538   12,929      12,175
Oct-03   13,972   13,344      12,459
Nov-03   14,228   13,588      12,632
Dec-03   14,611   13,953      12,957
Jan-04   15,050   14,373      13,181
Feb-04   15,084   14,405      13,109
Mar-04   15,247   14,560      13,191
Apr-04   14,803   14,137      13,146
May-04   14,656   13,997      12,919
Jun-04   14,838   14,170      13,111
Jul-04   14,912   14,241      13,281
Aug-04   15,230   14,544      13,524
Sep-04   15,475   14,779      13,707
Oct-04   15,820   15,109      13,991
Nov-04   16,010   15,290      14,152
Dec-04   16,279   15,547      14,356
Jan-05   16,199   15,471      14,336
Feb-05   16,324   15,590      14,551
Mar-05   15,950   15,233      14,142
Apr-05   15,887   15,172      13,947
May-05   16,181   15,452      14,234
Jun-05   16,454   15,714      14,472
Jul-05   16,772   16,017      14,682
Aug-05   16,971   16,207      14,743
Sep-05   16,885   16,125      14,596
Oct-05   16,858   16,099      14,486

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/98. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                       (PHOTO OF GARY J. POKRZYWINSKI) PORTFOLIO MANAGER
                                                       Gary J. Pokrzywinski, CFA
                                                       WM Advisors, Inc.

costs. Adelphia Communications, a cable television and high-speed internet provider, sank as valuations within the cable market generally declined.

With regard to sector allocation, the Fund benefited from its underweighted position in auto related companies. The sector was hurt by Ford and General Motors, which continued to struggle with profitability. The Fund also benefited from its holdings in emerging markets, most notably Ecuador, as these securities gained on the rise in oil prices.

During the period, the Fund reduced its holdings in telecommunications, taking profits as prices rose. The same occurred in the utilities sector. The Fund increased its holdings in the oil and gas industry on the belief that energy prices will remain at or above what the market is currently valuing companies in that sector. The Fund also added to its holdings in gaming as demographics continue to be a secular positive for this sector.

Looking forward, we have a neutral view with regard to market risk. We anticipate that the Federal Reserve will continue its monetary tightening campaign for a few months into fiscal 2006. Meanwhile, we believe that economic growth and inflation will be more muted than expected, leaving the Fed room to halt its tightening campaign relatively early in the upcoming fiscal year. Against this backdrop, we have positioned the Fund to take advantage of opportunities in a falling rate environment.

PORTFOLIO QUALITY(4)

              As of      As of
Rating      10/31/05   10/31/04   Change
---------   --------   --------   ------
Aaa            1%          2%       -1%
Baa            2%          4%       -2%
Ba            14%         11%       +3%
B             45%         39%       +6%
Caa           10%         16%       -6%
C              0%          1%       -1%
Not Rated     18%         19%       -1%
Equities      10%          8%       +2%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                 6.5
Weighted Average Duration (years):                 4.5
Portfolio Turnover (for fiscal year):              94%
Number of Securities:                               74
Expense Ratio
(Class A shares for fiscal year):                0.92%
Total Net Assets:                       $811.7 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                             As of      As of
Asset Class                10/31/05   10/31/04   Change
------------------------   --------   --------   ------
Domestic Corporate Bonds     81%        79%        +2%
Equities                     10%         8%        +2%
Foreign Corporate
Bonds (U.S.$)                 4%         6%        -2%
Foreign Government
Bonds (U.S.$)                 2%         5%        -3%
Foreign Corporate
Bonds (Non-U.S.$)             1%         0%        +1%
Foreign Government
Bonds (Non-U.S.$)             1%         0%        +1%
Cash Equivalents              1%         2%        -1%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

Tax-Exempt Bond Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    3.89%
2003    5.19%
2002    9.81%
2001    3.92%
2000   11.49%
1999   -4.40%
1998    5.08%
1997    8.59%
1996    2.52%
1995   18.25%

INVESTMENT STRATEGY

During the 2005 fiscal year, the economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period virtually unchanged.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, Baa-rated and non-rated bonds significantly outperformed high-quality debt, and credit spreads tightened markedly. Tobacco settlement bonds were by far the best-performing sector, supported by overall spread tightening as well as

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   10-Year   Since Inception   Inception Date
                                          ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        2.19%    5.58%    5.03%         5.90%            1/3/77
                 With Sales Charge        -2.36%    4.60%    4.55%         5.73%
CLASS B SHARES   Net Asset Value(2)        1.43%    4.80%    4.38%         4.89%           3/30/94
                 With Sales Charge        -3.57%    4.46%    4.38%         4.89%
CLASS C SHARES   Net Asset Value(2)        1.41%      --       --          3.97%            3/1/02
                 With Sales Charge         0.41%      --       --          3.97%
Lehman Brothers Municipal Bond Index(3)    2.56%    5.97%    5.85%           --

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                             LEHMAN
                            BROTHERS
                            MUNICIPAL
 DATE      NAV      MOP    BOND INDEX
------   ------   ------   ----------
OCT-95   10,000    9,550     10,000
Nov-95   10,206    9,747     10,166
Dec-95   10,338    9,873     10,264
Jan-96   10,393    9,925     10,342
Feb-96   10,290    9,826     10,271
Mar-96   10,124    9,668     10,140
Apr-96   10,060    9,608     10,111
May-96   10,063    9,610     10,107
Jun-96   10,155    9,698     10,218
Jul-96   10,249    9,788     10,311
Aug-96   10,251    9,790     10,308
Sep-96   10,373    9,906     10,453
Oct-96   10,470    9,999     10,571
Nov-96   10,648   10,168     10,764
Dec-96   10,599   10,122     10,719
Jan-97   10,603   10,126     10,739
Feb-97   10,698   10,216     10,838
Mar-97   10,551   10,077     10,694
Apr-97   10,623   10,145     10,784
May-97   10,778   10,293     10,946
Jun-97   10,877   10,387     11,063
Jul-97   11,213   10,708     11,369
Aug-97   11,061   10,564     11,262
Sep-97   11,174   10,671     11,396
Oct-97   11,246   10,740     11,469
Nov-97   11,305   10,796     11,537
Dec-97   11,510   10,992     11,705
Jan-98   11,614   11,091     11,826
Feb-98   11,585   11,064     11,830
Mar-98   11,592   11,070     11,840
Apr-98   11,512   10,994     11,787
May-98   11,679   11,153     11,973
Jun-98   11,729   11,201     12,020
Jul-98   11,737   11,209     12,050
Aug-98   11,936   11,399     12,237
Sep-98   12,060   11,517     12,390
Oct-98   12,037   11,495     12,390
Nov-98   12,057   11,515     12,433
Dec-98   12,095   11,550     12,464
Jan-99   12,236   11,686     12,612
Feb-99   12,180   11,632     12,557
Mar-99   12,173   11,625     12,575
Apr-99   12,209   11,660     12,606
May-99   12,110   11,565     12,533
Jun-99   11,885   11,350     12,352
Jul-99   11,906   11,371     12,397
Aug-99   11,774   11,244     12,298
Sep-99   11,733   11,205     12,303
Oct-99   11,584   11,063     12,170
Nov-99   11,651   11,127     12,299
Dec-99   11,563   11,042     12,206
Jan-00   11,475   10,958     12,154
Feb-00   11,669   11,144     12,295
Mar-00   11,914   11,378     12,564
Apr-00   11,823   11,291     12,490
May-00   11,750   11,221     12,425
Jun-00   12,060   11,517     12,754
Jul-00   12,228   11,677     12,932
Aug-00   12,428   11,869     13,131
Sep-00   12,318   11,763     13,063
Oct-00   12,454   11,894     13,205
Nov-00   12,555   11,990     13,305
Dec-00   12,889   12,309     13,634
Jan-01   12,991   12,406     13,769
Feb-01   13,039   12,452     13,813
Mar-01   13,142   12,551     13,937
Apr-01   12,941   12,359     13,787
May-01   13,095   12,506     13,936
Jun-01   13,197   12,603     14,029
Jul-01   13,404   12,801     14,237
Aug-01   13,663   13,048     14,472
Sep-01   13,577   12,966     14,422
Oct-01   13,717   13,100     14,587
Nov-01   13,544   12,935     14,464
Dec-01   13,392   12,790     14,327
Jan-02   13,587   12,975     14,575
Feb-02   13,777   13,157     14,751
Mar-02   13,478   12,871     14,462
Apr-02   13,758   13,139     14,744
May-02   13,845   13,222     14,834
Jun-02   13,985   13,355     14,991
Jul-02   14,180   13,542     15,185
Aug-02   14,359   13,713     15,367
Sep-02   14,717   14,054     15,703
Oct-02   14,408   13,759     15,443
Nov-02   14,367   13,721     15,378
Dec-02   14,708   14,046     15,702
Jan-03   14,594   13,938     15,663
Feb-03   14,846   14,177     15,882
Mar-03   14,843   14,175     15,892
Apr-03   14,987   14,312     15,997
May-03   15,339   14,648     16,371
Jun-03   15,221   14,536     16,301
Jul-03   14,635   13,976     15,730
Aug-03   14,800   14,134     15,848
Sep-03   15,269   14,582     16,314
Oct-03   15,171   14,489     16,232
Nov-03   15,358   14,667     16,401
Dec-03   15,470   14,774     16,537
Jan-04   15,506   14,808     16,632
Feb-04   15,811   15,100     16,883
Mar-04   15,670   14,965     16,824
Apr-04   15,254   14,567     16,425
May-04   15,211   14,526     16,366
Jun-04   15,266   14,579     16,425
Jul-04   15,481   14,784     16,640
Aug-04   15,795   15,084     16,973
Sep-04   15,890   15,175     17,063
Oct-04   15,986   15,267     17,209
Nov-04   15,820   15,108     17,068
Dec-04   16,076   15,353     17,277
Jan-05   16,235   15,505     17,439
Feb-05   16,143   15,416     17,381
Mar-05   15,975   15,256     17,272
Apr-05   16,238   15,508     17,545
May-05   16,401   15,663     17,669
Jun-05   16,501   15,758     17,779
Jul-05   16,413   15,675     17,699
Aug-05   16,578   15,832     17,878
Sep-05   16,445   15,705     17,758
Oct-05   16,336   15,601     17,650

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                          (PHOTO OF THOMAS M. BYRON) PORTFOLIO MANAGER
                                                     Thomas M. Byron
                                                     Van Kampen Asset Management

increasing investor comfort with the future litigation risk of tobacco companies.

At the outset of the fiscal year, our view was that rates would move higher and short-term bond yields would rise faster than those of longer-term bonds. Accordingly, our purchases during the period emphasized longer-term bonds, generally those with maturities of 25 years or longer. To fund these purchases, we sold short-term and intermediate-term issues, including some that had been pre-refunded over time. This strategy benefited performance of the WM Tax-Exempt Bond Fund.

While maintaining our focus on quality bonds, we enhanced total returns by adding higher yielding securities. Over the course of the fiscal period, we pared Aaa- and Aa-rated securities by nearly 13 percentage points to 79%. We increased non-rated securities and those rated Baa and below by 9 percentage points to 13%. Tobacco settlement bonds were among those areas that were particularly beneficial.

The Fund remained well diversified across the major sectors of the municipal market. As of the end of the period, the largest sector allocations were: transportation (15.1% this year versus 15.3% in the previous fiscal year); power (15.0% versus 17.1%); and general obligation (14.1% versus 16.3%). We note that the Fund held a small position in Louisiana issuers. To our knowledge, these bonds were not directly affected by the Gulf Coast hurricanes as of the end of the period.

                                    (GRAPHIC)

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                10.2
Weighted Average Duration (years):                 6.9
Portfolio Turnover (for fiscal year):              28%
Number of Securities:                              130
Expense Ratio
(Class A shares for fiscal year):                0.87%
Total Net Assets:                       $207.6 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                    As of      As of
Rating            10/31/05   10/31/04   Change
---------------   --------   --------   ------
Aaa                  64%        73%       -9%
Aa                   15%        19%       -4%
A                     8%         4%       +4%
Baa                   8%         2%       +6%
Ba or lower           2%         1%       +1%
Not Rated/Other       3%         1%       +2%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

California Municipal Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    4.76%
2003    3.70%
2002    8.87%
2001    4.05%
2000   12.97%
1999   -4.53%
1998    6.09%
1997   10.30%
1996    4.42%
1995   18.09%

INVESTMENT STRATEGY

During the 2005 fiscal year, the economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period virtually unchanged.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, Baa-rated and non-rated bonds significantly outperformed high-quality debt, and credit spreads tightened markedly. Tobacco settlement bonds were by far the best-performing sector,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   10-Year   Since Inception   Inception Date
                                          ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        2.90%    5.45%    5.52%         6.25%           7/25/89
                 With Sales Charge        -1.76%    4.48%    5.04%         5.95%
CLASS B SHARES   Net Asset Value(2)        2.13%    4.67%    4.90%         5.36%            7/1/94
                 With Sales Charge        -2.87%    4.34%    4.90%         5.36%
CLASS C SHARES   Net Asset Value(2)        2.13%      --       --          3.89%            3/1/02
                 With Sales Charge         1.13%      --       --          3.89%
Lehman Brothers Municipal Bond Index(3)    2.56%    5.97%    5.85%         6.74%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                             LEHMAN
                            BROTHERS
                            MUNICIPAL
 DATE      NAV      MOP    BOND INDEX
------   ------   ------   ----------
OCT-95   10,000    9,550     10,000
Nov-95   10,185    9,727     10,166
Dec-95   10,306    9,843     10,264
Jan-96   10,353    9,887     10,342
Feb-96   10,296    9,832     10,271
Mar-96   10,144    9,687     10,140
Apr-96   10,134    9,678     10,111
May-96   10,133    9,677     10,107
Jun-96   10,219    9,759     10,218
Jul-96   10,325    9,860     10,311
Aug-96   10,363    9,897     10,308
Sep-96   10,499   10,026     10,453
Oct-96   10,615   10,138     10,571
Nov-96   10,792   10,306     10,764
Dec-96   10,761   10,277     10,719
Jan-97   10,781   10,296     10,739
Feb-97   10,869   10,380     10,838
Mar-97   10,758   10,274     10,694
Apr-97   10,838   10,350     10,784
May-97   10,979   10,485     10,946
Jun-97   11,120   10,620     11,063
Jul-97   11,466   10,950     11,369
Aug-97   11,373   10,862     11,262
Sep-97   11,506   10,989     11,396
Oct-97   11,588   11,067     11,469
Nov-97   11,681   11,155     11,537
Dec-97   11,868   11,334     11,705
Jan-98   11,960   11,422     11,826
Feb-98   11,976   11,437     11,830
Mar-98   11,976   11,437     11,840
Apr-98   11,920   11,383     11,787
May-98   12,109   11,564     11,973
Jun-98   12,148   11,601     12,020
Jul-98   12,156   11,609     12,050
Aug-98   12,337   11,782     12,237
Sep-98   12,516   11,953     12,390
Oct-98   12,490   11,928     12,390
Nov-98   12,549   11,984     12,433
Dec-98   12,588   12,021     12,464
Jan-99   12,731   12,158     12,612
Feb-99   12,682   12,111     12,557
Mar-99   12,703   12,131     12,575
Apr-99   12,711   12,139     12,606
May-99   12,619   12,051     12,533
Jun-99   12,402   11,844     12,352
Jul-99   12,455   11,895     12,397
Aug-99   12,267   11,715     12,298
Sep-99   12,253   11,701     12,303
Oct-99   12,008   11,467     12,170
Nov-99   12,128   11,582     12,299
Dec-99   12,019   11,478     12,206
Jan-00   11,933   11,396     12,154
Feb-00   12,125   11,580     12,295
Mar-00   12,439   11,880     12,564
Apr-00   12,351   11,795     12,490
May-00   12,265   11,713     12,425
Jun-00   12,617   12,049     12,754
Jul-00   12,827   12,250     12,932
Aug-00   13,111   12,521     13,131
Sep-00   13,020   12,434     13,063
Oct-00   13,125   12,534     13,205
Nov-00   13,215   12,620     13,305
Dec-00   13,576   12,965     13,634
Jan-01   13,595   12,983     13,769
Feb-01   13,645   13,031     13,813
Mar-01   13,750   13,131     13,937
Apr-01   13,518   12,910     13,787
May-01   13,672   13,057     13,936
Jun-01   13,739   13,121     14,029
Jul-01   13,959   13,331     14,237
Aug-01   14,341   13,696     14,472
Sep-01   14,294   13,651     14,422
Oct-01   14,438   13,789     14,587
Nov-01   14,301   13,658     14,464
Dec-01   14,128   13,492     14,327
Jan-02   14,324   13,680     14,575
Feb-02   14,478   13,826     14,751
Mar-02   14,158   13,521     14,462
Apr-02   14,431   13,782     14,744
May-02   14,564   13,908     14,834
Jun-02   14,682   14,021     14,991
Jul-02   14,853   14,185     15,185
Aug-02   15,091   14,412     15,367
Sep-02   15,526   14,827     15,703
Oct-02   15,100   14,421     15,443
Nov-02   15,097   14,418     15,378
Dec-02   15,383   14,690     15,702
Jan-03   15,233   14,548     15,663
Feb-03   15,444   14,749     15,882
Mar-03   15,470   14,774     15,892
Apr-03   15,617   14,914     15,997
May-03   15,945   15,227     16,371
Jun-03   15,792   15,081     16,301
Jul-03   15,159   14,476     15,730
Aug-03   15,325   14,636     15,848
Sep-03   15,699   14,993     16,314
Oct-03   15,658   14,954     16,232
Nov-03   15,853   15,139     16,401
Dec-03   15,952   15,235     16,537
Jan-04   16,010   15,289     16,632
Feb-04   16,304   15,571     16,883
Mar-04   16,193   15,464     16,824
Apr-04   15,782   15,072     16,425
May-04   15,741   15,032     16,366
Jun-04   15,826   15,114     16,425
Jul-04   16,043   15,321     16,640
Aug-04   16,375   15,638     16,973
Sep-04   16,461   15,721     17,063
Oct-04   16,637   15,888     17,209
Nov-04   16,447   15,707     17,068
Dec-04   16,712   15,960     17,277
Jan-05   16,904   16,144     17,439
Feb-05   16,840   16,082     17,381
Mar-05   16,722   15,970     17,272
Apr-05   17,005   16,240     17,545
May-05   17,155   16,383     17,669
Jun-05   17,242   16,466     17,779
Jul-05   17,152   16,381     17,699
Aug-05   17,350   16,569     17,878
Sep-05   17,213   16,438     17,758
Oct-05   17,121   16,351     17,650

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 7/31/89. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                         (PHOTO OF JOSEPH A. PIRARO) PORTFOLIO MANAGER
                                                     Joseph A. Piraro
                                                     Van Kampen Asset Management

supported by overall spread tightening, as well as increasing investor comfort with the future litigation risk of tobacco companies.

Throughout the period, California made notable progress in shoring up its fiscal and credit conditions, and its economy remained robust. Ratings agencies upgraded California debt, while increased market interest resulted in broad price appreciation.

At the outset of the period, our view was that rates would move higher and that short-term bond yields would rise faster than those of longer-term bonds. This proved to be the case, as the representative yields for one-year California municipals rose roughly twice as much as those of 10-year issues. Within this environment, the WM California Municipal Fund benefited from our decision to sell bonds with shorter maturities in order to purchase bonds with maturities of 25 years and longer. An emphasis on high-quality bonds tempered relative performance.

Within the parameters of our quality-focused discipline, we sought opportunities to increase exposure to higher yielding bonds. The Fund's allocation to Baa-rated securities rose from 11% at the start of the period to 14% at the close. Bonds rated Aaa declined from 68% to 65% of Fund assets, while bonds rated Aa dipped from 4% to 1%.

As mentioned, we increased exposure to long-term bonds. As of the close of the period, 97% of the Fund's long-term assets were invested in bonds with maturities of more than five years. The Fund remained well diversified across the major sectors of the municipal bond market.

                                    (GRAPHIC)

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                          10.4
Weighted Average Duration (years):                           7.4
Portfolio Turnover (for fiscal year):                        26%
Number of Securities:                                        175
Expense Ratio (Class A shares for fiscal year):            0.84%
Total Net Assets:                                 $409.1 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

                    As of      As of
Rating            10/31/05   10/31/04   Change
---------------   --------   --------   ------
Aaa                  65%        68%       -3%
Aa                    1%         4%       -3%
A                    11%         9%       +2%
Baa                  14%        11%       +3%
Not Rated/Other       9%         8%       +1%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

California Insured Intermediate Municipal Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    2.65%
2003    3.58%
2002    9.28%
2001    4.79%
2000    9.46%
1999   -0.83%
1998    5.26%
1997    7.14%
1996    3.91%
1995   16.45%

INVESTMENT STRATEGY

During the 2005 fiscal year, the economy grew at a solid pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June 2004, the Federal Reserve (the Fed) raised the federal funds target rate eight times during the period, bringing the target rate to 3.75% by the end of the fiscal year. While short- and intermediate-term bond yields moved upward in conjunction with the Fed's actions, long-term bond yields ended the period virtually unchanged.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, Baa-rated and non-rated bonds significantly outperformed high-quality debt, and credit spreads tightened markedly. Tobacco settlement bonds were by far the best-performing sector,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   10-Year   Since Inception   Inception Date
                                          ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        0.52%    4.56%    4.69%         5.42%            4/4/94
                 With Sales Charge        -3.96%    3.60%    4.21%         5.01%
CLASS B SHARES   Net Asset Value(2)       -0.24%    3.77%    4.06%         4.77%            7/1/94
                 With Sales Charge        -5.24%    3.42%    4.06%         4.77%
CLASS C SHARES   Net Asset Value(2)       -0.24%      --       --          2.73%            3/1/02
                 With Sales Charge        -1.24%      --       --          2.73%
Lehman Brothers Municipal Bond Index(3)    2.56%    5.97%    5.85%         6.29%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1995 - OCTOBER 31, 2005

                                  (LINE CHART)

                             LEHMAN
                            BROTHERS
                            MUNICIPAL
 DATE      NAV      MOP    BOND INDEX
------   ------   ------   ----------
OCT-95   10,000    9,550     10,000
Nov-95   10,131    9,675     10,166
Dec-95   10,173    9,715     10,264
Jan-96   10,268    9,806     10,342
Feb-96   10,250    9,789     10,271
Mar-96   10,109    9,654     10,140
Apr-96   10,091    9,637     10,111
May-96   10,073    9,620     10,107
Jun-96   10,141    9,685     10,218
Jul-96   10,238    9,777     10,311
Aug-96   10,249    9,787     10,308
Sep-96   10,327    9,862     10,453
Oct-96   10,434    9,965     10,571
Nov-96   10,611   10,133     10,764
Dec-96   10,570   10,095     10,719
Jan-97   10,601   10,124     10,739
Feb-97   10,661   10,182     10,838
Mar-97   10,553   10,078     10,694
Apr-97   10,603   10,126     10,784
May-97   10,735   10,252     10,946
Jun-97   10,846   10,358     11,063
Jul-97   11,100   10,601     11,369
Aug-97   11,020   10,524     11,262
Sep-97   11,123   10,622     11,396
Oct-97   11,165   10,663     11,469
Nov-97   11,208   10,703     11,537
Dec-97   11,325   10,816     11,705
Jan-98   11,420   10,906     11,826
Feb-98   11,439   10,924     11,830
Mar-98   11,399   10,886     11,840
Apr-98   11,346   10,836     11,787
May-98   11,506   10,988     11,973
Jun-98   11,527   11,008     12,020
Jul-98   11,559   11,039     12,050
Aug-98   11,742   11,213     12,237
Sep-98   11,924   11,387     12,390
Oct-98   11,924   11,387     12,390
Nov-98   11,933   11,396     12,433
Dec-98   11,920   11,384     12,464
Jan-99   12,049   11,507     12,612
Feb-99   11,997   11,457     12,557
Mar-99   12,015   11,474     12,575
Apr-99   12,021   11,480     12,606
May-99   11,962   11,424     12,533
Jun-99   11,802   11,271     12,352
Jul-99   11,869   11,335     12,397
Aug-99   11,856   11,323     12,298
Sep-99   11,896   11,361     12,303
Oct-99   11,792   11,261     12,170
Nov-99   11,901   11,366     12,299
Dec-99   11,822   11,290     12,206
Jan-00   11,818   11,286     12,154
Feb-00   11,927   11,390     12,295
Mar-00   12,109   11,564     12,564
Apr-00   12,057   11,515     12,490
May-00   12,031   11,489     12,425
Jun-00   12,309   11,755     12,754
Jul-00   12,459   11,898     12,932
Aug-00   12,644   12,075     13,131
Sep-00   12,580   12,014     13,063
Oct-00   12,660   12,091     13,205
Nov-00   12,717   12,145     13,305
Dec-00   12,939   12,356     13,634
Jan-01   13,119   12,528     13,769
Feb-01   13,124   12,533     13,813
Mar-01   13,182   12,588     13,937
Apr-01   13,006   12,421     13,787
May-01   13,152   12,560     13,936
Jun-01   13,247   12,650     14,029
Jul-01   13,406   12,802     14,237
Aug-01   13,663   13,048     14,472
Sep-01   13,670   13,055     14,422
Oct-01   13,802   13,181     14,587
Nov-01   13,681   13,065     14,464
Dec-01   13,561   12,950     14,327
Jan-02   13,782   13,161     14,575
Feb-02   13,935   13,307     14,751
Mar-02   13,631   13,017     14,462
Apr-02   13,906   13,280     14,744
May-02   14,041   13,409     14,834
Jun-02   14,135   13,499     14,991
Jul-02   14,333   13,688     15,185
Aug-02   14,531   13,877     15,367
Sep-02   14,871   14,202     15,703
Oct-02   14,506   13,854     15,443
Nov-02   14,546   13,891     15,378
Dec-02   14,818   14,151     15,702
Jan-03   14,674   14,014     15,663
Feb-03   14,857   14,189     15,882
Mar-03   14,859   14,190     15,892
Apr-03   14,978   14,304     15,997
May-03   15,285   14,597     16,371
Jun-03   15,147   14,465     16,301
Jul-03   14,702   14,040     15,730
Aug-03   14,850   14,182     15,848
Sep-03   15,173   14,490     16,314
Oct-03   15,132   14,451     16,232
Nov-03   15,278   14,591     16,401
Dec-03   15,350   14,659     16,537
Jan-04   15,389   14,696     16,632
Feb-04   15,618   14,915     16,883
Mar-04   15,476   14,779     16,824
Apr-04   15,124   14,444     16,425
May-04   15,123   14,442     16,366
Jun-04   15,176   14,493     16,425
Jul-04   15,356   14,665     16,640
Aug-04   15,593   14,891     16,973
Sep-04   15,644   14,940     17,063
Oct-04   15,740   15,032     17,209
Nov-04   15,581   14,880     17,068
Dec-04   15,756   15,047     17,277
Jan-05   15,839   15,127     17,439
Feb-05   15,733   15,025     17,381
Mar-05   15,603   14,901     17,272
Apr-05   15,843   15,130     17,545
May-05   15,929   15,212     17,669
Jun-05   15,999   15,279     17,779
Jul-05   15,867   15,153     17,699
Aug-05   16,026   15,305     17,878
Sep-05   15,922   15,205     17,758
Oct-05   15,820   15,108     17,650

See Glossary on page 38 for definitions of indices and terms.

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 3/31/94. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                         (PHOTO OF JOSEPH A. PIRARO) PORTFOLIO MANAGER
                                                     Joseph A. Piraro
                                                     Van Kampen Asset Management

supported by overall spread tightening, as well as increasing investor comfort with the future litigation risk of tobacco companies.

Throughout the period, California made notable progress in shoring up its fiscal and credit conditions, and its economy remained robust. Ratings agencies upgraded California debt, while increased market interest resulted in broad price appreciation.

At the outset of the period, our view was that rates would move higher and that short-term bond yields would rise faster than those of longer-term bonds. This proved to be the case, as the representative yields for one-year California municipals rose roughly twice as much as those of 10-year issues. We sold bonds with shorter maturities to purchase bonds with maturities of 12 to 15 years.

Under its investment guidelines, the WM California Insured Intermediate Municipal Fund invests at least 80% of its assets in insured bonds. This quality bias tempered relative performance as the market rewarded lower quality credits. However, we did find opportunities to add higher-yielding Baa-rated bonds, including tobacco settlement bonds. As a result, we were able to increase the income of the Fund within the parameters of our criteria. In contrast, bonds rated Aaa declined from 95% to 92% of Fund assets.

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2005

Weighted Average Maturity (years):                           6.5
Weighted Average Duration (years):                           5.1
Portfolio Turnover (for fiscal year):                        27%
Number of Securities:                                         84
Expense Ratio (Class A shares for fiscal year):            0.87%
Total Net Assets:                                 $132.7 million

PORTFOLIO COMPOSITION(4)

                                   (PIE CHART)

              As of      As of
Rating      10/31/05   10/31/04   Change
---------   --------   --------   ------
Aaa            92%        95%       -3%
Aa              2%         2%        0%
Baa             5%         2%       +3%
Not Rated       1%         1%        0%

(4)  May not reflect the current portfolio composition.

(GRAPHIC)

Glossary

DEFINITIONS OF INDICES

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

CITIGROUP HIGH YIELD MARKET INDEX:

Measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

LEHMAN BROTHERS MUNICIPAL BOND INDEX:

A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST (NAREIT) ALL REIT INDEX:

Reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties.

RUSSELL 1000(R) GROWTH INDEX:

Measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX:

Measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX:

Measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P 500/BARRA VALUE INDEX:

An index constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

S&P MIDCAP 400:

A weighted index of the common stocks of 400 mid-size companies.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Fund's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/05. Source: Lipper, Inc.

BOND RATINGS:

Provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating or Fitch rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by these rating services). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 10/31/05, and Fund results are for Class A shares. Source: Ibbotson Associates and Lipper, Inc.

                                    (GRAPHIC)

Expense Information

WM GROUP OF FUNDS

As a shareholder of the REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, High Yield Fund, Tax-Exempt Bond Fund, California Municipal Fund or California Insured Intermediate Municipal Fund (collectively, the "Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A and, if applicable, contingent deferred sales charges on redemption of shares and redemption fees and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                            HYPOTHETICAL
                                      ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                            ----------------------------------   ----------------------------------
                                                     EXPENSES                             EXPENSES
                            BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                             ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                              VALUE       VALUE      5/1/05-       VALUE       VALUE      5/1/05-     EXPENSE
                              5/1/05    10/31/05     10/31/05      5/1/05    10/31/05     10/31/05     RATIO
                            ---------   --------   -----------   ---------   --------   -----------   -------
REIT Fund
Class A .................    $1,000      $1,086       $ 6.89       $1,000     $1,019      $ 6.67      1.31%
Class B .................     1,000       1,082        11.02        1,000      1,015       10.66      2.10%
Class C .................     1,000       1,083        10.50        1,000      1,015       10.16      2.00%
Class I .................     1,000       1,089         4.42        1,000      1,021        4.28      0.84%
Equity Income Fund
Class A .................    $1,000      $1,065       $ 4.74       $1,000     $1,021      $ 4.63      0.91%
Class B .................     1,000       1,060         9.24        1,000      1,016        9.05      1.78%
Class C .................     1,000       1,060         8.72        1,000      1,017        8.54      1.68%
Class I .................     1,000       1,066         3.02        1,000      1,022        2.96      0.58%
Growth & Income Fund
Class A .................    $1,000      $1,022       $ 4.54       $1,000     $1,021      $ 4.53      0.89%
Class B .................     1,000       1,017         9.66        1,000      1,016        9.65      1.90%
Class C .................     1,000       1,017         9.46        1,000      1,016        9.45      1.86%
Class I .................     1,000       1,024         2.86        1,000      1,022        2.85      0.56%
West Coast Equity Fund
Class A .................    $1,000      $1,112       $ 4.90       $1,000     $1,021      $ 4.69      0.92%
Class B .................     1,000       1,107         9.83        1,000      1,016        9.40      1.85%
Class C .................     1,000       1,108         9.40        1,000      1,016        9.00      1.77%
Class I .................     1,000       1,115         3.14        1,000      1,022        3.01      0.59%
Mid Cap Stock Fund
Class A .................    $1,000      $1,103       $ 5.99       $1,000     $1,020      $ 5.75      1.13%
Class B .................     1,000       1,098        11.00        1,000      1,015       10.56      2.08%
Class C .................     1,000       1,099        10.42        1,000      1,015       10.01      1.97%
Class I .................     1,000       1,105         4.24        1,000      1,021        4.08      0.80%

WM GROUP OF FUNDS

                                                                                  HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/05-       VALUE       VALUE      5/1/05-     EXPENSE
                                    5/1/05    10/31/05     10/31/05      5/1/05    10/31/05     10/31/05     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Growth Fund
Class A .......................     $1,000     $1,076       $ 7.22       $1,000     $1,018       $ 7.02      1.38%
Class B .......................      1,000      1,071        12.16        1,000      1,013        11.82      2.33%
Class C .......................      1,000      1,072        11.23        1,000      1,014        10.92      2.15%
Class I .......................      1,000      1,080         4.35        1,000      1,021         4.23      0.83%
Small Cap Value Fund
Class A .......................     $1,000     $1,001       $ 6.51       $1,000     $1,019       $ 6.56      1.29%
Class B .......................      1,000        996        11.12        1,000      1,014        11.22      2.21%
Class C .......................      1,000        997        10.42        1,000      1,015        10.51      2.07%
Class I .......................      1,000      1,002         4.54        1,000      1,021         4.58      0.90%
Small Cap Growth Fund
Class A .......................     $1,000     $1,183       $ 8.25       $1,000     $1,018       $ 7.63      1.50%
Class B .......................      1,000      1,176        14.65        1,000      1,012        13.54      2.67%
Class C .......................      1,000      1,177        12.73        1,000      1,014        11.77      2.32%
Class I .......................      1,000      1,186         5.40        1,000      1,020         4.99      0.98%
International Growth Fund
Class A .......................     $1,000     $1,113       $ 7.40       $1,000     $1,018       $ 7.07      1.39%
Class B .......................      1,000      1,107        13.49        1,000      1,012        12.88      2.54%
Class C .......................      1,000      1,108        12.01        1,000      1,014        11.47      2.26%
Class I .......................      1,000      1,116         5.12        1,000      1,020         4.89      0.96%
Short Term Income Fund
Class A .......................     $1,000     $1,005       $ 3.99       $1,000     $1,021       $ 4.02      0.79%
Class B .......................      1,000      1,001         7.77        1,000      1,017         7.83      1.54%
Class C .......................      1,000      1,001         7.77        1,000      1,017         7.83      1.54%
Class I .......................      1,000      1,006         2.78        1,000      1,022         2.80      0.55%
U.S. Government Securities Fund
Class A .......................     $1,000     $1,000       $ 4.59       $1,000     $1,021       $ 4.63      0.91%
Class B .......................      1,000        996         8.25        1,000      1,017         8.34      1.64%
Class C .......................      1,000        997         8.26        1,000      1,017         8.34      1.64%
Class I .......................      1,000      1,002         2.67        1,000      1,023         2.70      0.53%
Income Fund
Class A .......................     $1,000     $1,003       $ 4.54       $1,000     $1,021       $ 4.58      0.90%
Class B .......................      1,000      1,000         8.27        1,000      1,017         8.34      1.64%
Class C .......................      1,000      1,000         8.42        1,000      1,017         8.49      1.67%
Class I .......................      1,000      1,005         2.73        1,000      1,022         2.75      0.54%
High Yield Fund
Class A .......................     $1,000     $1,061       $ 4.83       $1,000     $1,021       $ 4.74      0.93%
Class B .......................      1,000      1,057         8.71        1,000      1,017         8.54      1.68%
Class C .......................      1,000      1,057         8.61        1,000      1,017         8.44      1.66%
Class I .......................      1,000      1,063         3.02        1,000      1,022         2.96      0.58%
Tax-Exempt Bond Fund
Class A .......................     $1,000     $1,006       $ 4.30       $1,000     $1,021       $ 4.33      0.85%
Class B .......................      1,000      1,002         8.07        1,000      1,017         8.13      1.60%
Class C .......................      1,000      1,002         8.28        1,000      1,017         8.34      1.64%
California Municipal Fund
Class A .......................     $1,000     $1,009       $ 4.25       $1,000     $1,021       $ 4.28      0.84%
Class B .......................      1,000      1,007         8.04        1,000      1,017         8.08      1.59%
Class C .......................      1,000      1,003         8.08        1,000      1,017         8.13      1.60%
California Insured Intermediate
Municipal Fund
Class A .......................     $1,000     $  999       $ 4.38       $1,000     $1,021       $ 4.43      0.87%
Class B .......................      1,000        995         8.25        1,000      1,017         8.34      1.64%
Class C .......................      1,000        995         8.15        1,000      1,017         8.24      1.62%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

REIT FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                  (000S)
-------                                                                 --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 88.8%
   DIVERSIFIED - 3.9%
  5,800   Colonial Properties Trust .................................   $    253
163,000   iStar Financial, Inc. .....................................      6,010
127,000   Vornado Realty Trust ......................................     10,287
                                                                        --------
          Total Diversified .........................................     16,550
                                                                        --------
   HEALTH CARE - 4.9%
320,000   Health Care Property Investors, Inc.** ....................      8,144
219,000   Healthcare Realty Trust, Inc. .............................      8,287
179,800   Nationwide Health Properties, Inc. ........................      4,170
                                                                        --------
          Total Health Care .........................................     20,601
                                                                        --------
   INDUSTRIAL/OFFICE - 26.1%
      INDUSTRIAL - 5.3%
183,200   AMB Property Corporation ..................................      8,094
 30,100   EastGroup Properties, Inc. ................................      1,315
303,000   ProLogis ..................................................     13,029
                                                                        --------
                                                                          22,438
                                                                        --------
      MIXED - 2.0%
253,300   Duke Realty Corporation** .................................      8,637
                                                                        --------
      OFFICE - 18.8%
207,000   Alexandria Real Estate Equities, Inc. .....................     16,736
143,000   Arden Realty, Inc.** ......................................      6,455
148,000   Boston Properties, Inc. ...................................     10,245
228,000   CarrAmerica Realty Corporation ............................      7,508
495,000   Corporate Office Properties Trust .........................     17,206
261,700   Equity Office Properties Trust ............................      8,060
189,000   SL Green Realty Corporation** .............................     12,858
                                                                        --------
                                                                          79,068
                                                                        --------
          Total Industrial/Office ...................................    110,143
                                                                        --------
   LODGING/RESORTS - 5.7%
572,900   Equity Inns, Inc. .........................................      7,471
110,500   FelCor Lodging Trust, Inc.+ ...............................      1,649
195,000   Hospitality Properties Trust** ............................      7,741
415,000   Host Marriott Corporation .................................      6,968
                                                                        --------
          Total Lodging/Resorts .....................................     23,829
                                                                        --------
   MORTGAGE/FINANCIAL - 1.4%
215,300   Annaly Mortgage Management, Inc. ..........................      2,471
 70,500   Redwood Trust, Inc.** .....................................      3,282
                                                                        --------
          Total Mortgage/Financial ..................................      5,753
                                                                        --------
   RESIDENTIAL - 11.4%
      APARTMENTS - 11.4%
200,000   AvalonBay Communities, Inc. ...............................     17,250
481,000   Equity Residential ........................................     18,879
541,000   United Dominion Realty Trust, Inc.** ......................     11,973
                                                                        --------
          Total Residential .........................................     48,102
                                                                        --------
   RETAIL - 25.8%
      REGIONAL MALLS - 15.5%
350,000   General Growth Properties, Inc.** .........................   $ 14,868
261,000   Macerich Company ..........................................     16,774
253,000   Mills Corporation** .......................................     13,536
281,200   Simon Property Group, Inc. ................................     20,140
                                                                        --------
                                                                          65,318
                                                                        --------
      SHOPPING CENTERS - 10.3%
313,000   Developers Diversified Realty Corporation .................     13,672
180,000   Equity One, Inc. ..........................................      4,221
465,400   Kimco Realty Corporation ..................................     13,785
187,000   Pan Pacific Retail Properties, Inc. .......................     11,874
                                                                        --------
                                                                          43,552
                                                                        --------
          Total Retail ..............................................    108,870
                                                                        --------
   SELF STORAGE - 2.1%
135,000   Public Storage, Inc.** ....................................      8,937
                                                                        --------
   SPECIALTY - 7.5%
312,800   Capital Automotive REIT ...................................     12,080
145,400   Entertainment Properties Trust ............................      5,831
124,500   Global Signal, Inc. .......................................      5,161
215,000   Plum Creek Timber Company, Inc. ...........................      8,363
                                                                        --------
          Total Specialty ...........................................     31,435
                                                                        --------
          Total REITs (Cost $258,881) ...............................    374,220
                                                                        --------
COMMON STOCKS - 6.2%
   CONSUMER DISCRETIONARY - 2.4%
      CONSUMER DURABLES & APPAREL - 0.9%
127,566   D.R. Horton, Inc. .........................................      3,915
                                                                        --------
      CONSUMER SERVICES - 1.5%
 99,800   Harrah's Entertainment, Inc. ..............................      6,036
                                                                        --------
          Total Consumer Discretionary ..............................       9,951
                                                                        --------
   FINANCIALS - 3.8%
      DIVERSIFIED FINANCIALS - 2.2%
181,000   Countrywide Financial Corporation .........................      5,751
 54,000   St. Joe Company ...........................................      3,561
                                                                        --------
                                                                           9,312
                                                                        --------
      INSURANCE - 1.6%
163,700   Fidelity National Financial, Inc.** .......................      6,132
 28,647   Fidelity National Title Group, Inc., Class A  .............        623
                                                                        --------
                                                                           6,755
                                                                        --------
             Total Financials .......................................     16,067
                                                                        --------
             Total Common Stocks (Cost $21,986) .....................     26,018
                                                                        --------

                       See Notes to Financial Statements.

REIT FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                  (000S)
-------                                                                 --------
CANADIAN INCOME TRUST - 0.5%
   (Cost $2,031)
      ENERGY - 0.5%
 47,200   Enerplus Resources Fund ..................................    $  1,983
                                                                        --------

PRINCIPAL
  AMOUNT
 (000S)
---------
REPURCHASE AGREEMENT - 4.5%
   (Cost $18,847)
$18,847   Agreement with Credit Suisse First Boston
             Corporation, 3.930% dated 10/31/2005, to be
             repurchased at $18,849,000 on 11/01/2005
             (Collateralized by U.S. Treasury Obligations,
             having various interest rates and maturities,
             market value $19,240,000) .....................             18,847
                                                                       --------
SHORT-TERM INVESTMENT - 4.6%
   (Cost $19,418)
 19,418   Mellon GSL DBT II
             Collateral Fund++ .............................             19,418
                                                                       --------
TOTAL INVESTMENTS (Cost $321,163*) .........................   104.6%   440,486
OTHER ASSETS (LIABILITIES) (NET) ...........................    (4.6)   (19,340)
                                                               -----   --------
NET ASSETS .................................................   100.0%  $421,146
                                                               =====   ========

----------
*    Aggregate cost for federal tax purposes is $321,167.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $18,982,000, representing 4.5% of the total net assets of the Fund (Collateral value $19,418,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

Portfolio of Investments

EQUITY INCOME FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 84.3%
   CONSUMER DISCRETIONARY - 5.7%
      AUTOMOBILES & COMPONENTS - 1.1%
  401,500   Johnson Controls, Inc. ..................................   $ 27,322
                                                                        --------
      CONSUMER DURABLES & APPAREL - 1.4%
  421,800   D.R. Horton, Inc. .......................................     12,945
  283,000   NIKE Inc., Class B ......................................     23,786
                                                                        --------
                                                                          36,731
                                                                        --------
      CONSUMER SERVICES - 1.9%
  340,000   Carnival Corporation** ..................................     16,888
  961,200   McDonald's Corporation ..................................     30,374
                                                                        --------
                                                                          47,262
                                                                        --------
      MEDIA - 0.9%
  151,300   Gannett Company, Inc. ...................................      9,480
  722,800   Time Warner Inc. ........................................     12,888
                                                                        --------
                                                                          22,368
                                                                        --------
      RETAILING - 0.4%
  186,900   Federated Department Stores, Inc. .......................     11,470
                                                                        --------
            Total Consumer Discretionary ............................    145,153
                                                                        --------
   CONSUMER STAPLES - 6.6%
      FOOD & STAPLES RETAILING - 1.5%
   17,800   Albertson's, Inc. .......................................        447
  816,700   Wal-Mart Stores, Inc.** .................................     38,638
                                                                        --------
                                                                          39,085
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 3.1%
  405,000   Altria Group, Inc. ......................................     30,396
  309,600   Anheuser-Busch Companies, Inc. ..........................     12,774
  460,000   ConAgra Foods, Inc. .....................................     10,704
  396,300   Diageo PLC, Sponsored ADR** .............................     23,552
                                                                        --------
                                                                          77,426
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
  432,200   Colgate-Palmolive Company ...............................     22,889
  500,000   Procter & Gamble Company ................................     27,995
                                                                        --------
                                                                          50,884
                                                                        --------
            Total Consumer Staples ..................................    167,395
                                                                        --------
   ENERGY - 11.7%
  757,000   Baker Hughes Inc. .......................................     41,605
  360,000   BP PLC, Sponsored ADR ...................................     23,904
  330,000   Chevron Corporation** ...................................     18,833
  406,000   ConocoPhillips Company ..................................     26,544
  411,600   EnCana Corporation ......................................     18,876
  149,400   Enterprise Products Partners LP** .......................      3,863
  920,800   GlobalSantaFe Corporation** .............................     41,022
   93,800   Kinder Morgan Energy Partners LP** ......................      4,887
  280,000   Murphy Oil Corporation ..................................     13,118
  213,600   Peabody Energy Corporation ..............................     16,695
  440,000   Schlumberger Ltd.** .....................................   $ 39,939
  441,234   Valero Energy Corporation ...............................     46,435
                                                                        --------
            Total Energy ............................................    295,721
                                                                        --------
   FINANCIALS - 24.2%
      BANKS - 7.4%
1,139,096   Bank of America Corporation .............................     49,824
  316,200   Fifth Third Bancorp .....................................     12,702
  410,700   Mellon Financial Corporation** ..........................     13,015
1,181,000   North Fork Bancorporation, Inc. .........................     29,926
  176,500   SunTrust Banks, Inc. ....................................     12,793
  348,000   TCF Financial Corporation** .............................      9,431
  560,000   U.S. Bancorp ............................................     16,565
  744,000   Wells Fargo & Company ...................................     44,789
                                                                        --------
                                                                         189,045
                                                                        --------
      DIVERSIFIED FINANCIALS - 7.0%
  400,000   Allied Capital Corporation** ............................     10,808
1,035,333   Citigroup Inc. ..........................................     47,398
  222,000   Franklin Resources, Inc. ................................     19,618
  310,000   Freddie Mac .............................................     19,018
  209,600   Goldman Sachs Group, Inc. ...............................     26,487
  775,000   JPMorgan Chase & Company ................................     28,380
  310,000   Morgan Stanley ..........................................     16,867
  155,000   T. Rowe Price Group, Inc. ...............................     10,156
                                                                        --------
                                                                         178,732
                                                                        --------
      INSURANCE - 9.8%
  986,000   ACE Ltd. ................................................     51,370
1,051,000   AFLAC Inc. ..............................................     50,217
  633,000   Allstate Corporation ....................................     33,416
  593,400   American International Group, Inc. ......................     38,452
  750,000   Fidelity National Financial, Inc. .......................     28,095
  131,250   Fidelity National Title Group, Inc., Class A ............      2,855
1,034,600   HCC Insurance Holdings, Inc. ............................     31,038
  246,200   MetLife, Inc. ...........................................     12,165
                                                                        --------
                                                                         247,608
                                                                        --------
            Total Financials                                             615,385
                                                                        --------
   HEALTH CARE - 6.8%
      HEALTH CARE EQUIPMENT & SERVICES - 3.9%
  375,000   Becton Dickinson & Company ..............................     19,031
  200,700   Cardinal Health, Inc. ...................................     12,546
  900,000   HCA, Inc. ...............................................     43,371
  162,300   Roche Holding Ltd., Sponsored ADR .......................     12,106
  246,700   Wyeth ...................................................     10,993
                                                                        --------
                                                                          98,047
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 2.9%
  500,000   Abbott Laboratories .....................................     21,525
  215,200   Eli Lilly & Company .....................................     10,715
  681,000   Johnson & Johnson .......................................     42,644
                                                                        --------
                                                                          74,884
                                                                        --------
            Total Health Care .......................................    172,931
                                                                        --------

                       See Notes to Financial Statements.

EQUITY INCOME FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                (000S)
---------                                                             ----------
COMMON STOCKS (CONTINUED)
   INDUSTRIALS - 10.6%
      CAPITAL GOODS - 7.3%
  400,300   3M Company ............................................   $   30,415
  266,000   Boeing Company ........................................       17,194
  776,300   Dover Corporation .....................................       30,260
  180,000   General Dynamics Corporation ..........................       20,934
  560,000   General Electric Company ..............................       18,989
  337,300   Honeywell International Inc. ..........................       11,536
  420,000   Northrop Grumman Corporation ..........................       22,533
  340,000   PACCAR Inc. ...........................................       23,807
  185,000   Rockwell Automation, Inc. .............................        9,833
                                                                      ----------
                                                                         185,501
                                                                      ----------
      COMMERCIAL SERVICES & SUPPLIES - 1.5%
  555,000   Paychex, Inc. .........................................       21,512
  555,000   Waste Management Inc. .................................       16,378
                                                                      ----------
                                                                          37,890
                                                                      ----------
      TRANSPORTATION - 1.8%
1,000,000   Cathay Pacific Airways Ltd., ADR ......................        7,836
  245,400   Union Pacific  Corporation ............................       16,977
  277,000   United Parcel Service, Inc., Class B ..................       20,204
                                                                      ----------
                                                                          45,017
                                                                      ----------
            Total Industrials .....................................      268,408
                                                                      ----------
   INFORMATION TECHNOLOGY - 8.3%
      COMMUNICATIONS EQUIPMENT - 2.2%
  850,000   Harris Corporation** ..................................       34,935
1,266,000   Nokia Oyj, Sponsored ADR** ............................       21,294
                                                                      ----------
                                                                          56,229
                                                                      ----------
      COMPUTERS & PERIPHERALS - 1.8%
  805,000   Hewlett-Packard Company ...............................       22,572
  275,000   International Business Machines Corporation ...........       22,517
                                                                      ----------
                                                                          45,089
                                                                      ----------
      IT SERVICES - 0.3%
  137,000   Automatic Data Processing, Inc. .......................        6,393
                                                                      ----------
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 2.0%
  750,000   Intel Corporation .....................................       17,625
  765,000   Microchip Technology Inc.** ...........................       23,080
   40,800   Samsung Electronics Company Ltd., GDR++ ...............       10,826
                                                                      ----------
                                                                          51,531
                                                                      ----------
      SOFTWARE - 2.0%
2,010,900   Microsoft Corporation .................................       51,680
                                                                      ----------
            Total Information Technology ..........................      210,922
                                                                      ----------
   MATERIALS - 2.9%
  550,000   Cemex SA de CV, Sponsored ADR .........................   $   28,638
  400,000   Dow Chemical Company ..................................       18,344
  435,200   Weyerhaeuser Company ..................................       27,566
                                                                      ----------
            Total Materials .......................................       74,548
                                                                      ----------
   TELECOMMUNICATION SERVICES - 2.9%
  904,800   BellSouth Corporation .................................       23,543
1,014,700   SBC Communications Inc. ...............................       24,201
  940,000   Vodafone Group PLC, Sponsored ADR .....................       24,684
                                                                      ----------
            Total Telecommunication Services ......................       72,428
                                                                      ----------
   UTILITIES - 4.6%
  202,800   Dominion Resource Inc.** ..............................       15,429
1,110,000   FPL Group, Inc.** .....................................       47,797
  420,000   Progress Energy, Inc.** ...............................       18,308
  980,000   Southern Company** ....................................       34,290
                                                                      ----------
            Total Utilities .......................................      115,824
                                                                      ----------
            Total Common Stocks
               (Cost $1,805,151) ..................................    2,138,715
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 6.8%
  286,000   AMB Property Corporation** ............................       12,635
   67,000   AvalonBay Communities, Inc.** .........................        5,779
  180,000   Developers Diversified Realty Corporation .............        7,862
  131,000   Duke Realty Corporation** .............................        4,467
  370,000   Equity Office Properties Trust ........................       11,396
  398,000   Equity Residential** ..................................       15,622
  234,000   General Growth Properties, Inc. .......................        9,940
  356,000   Health Care Property Investors, Inc.** ................        9,060
  756,500   Host Marriott Corporation** ...........................       12,702
  226,000   Kimco Realty Corporation** ............................        6,694
  130,000   Macerich Company ......................................        8,355
  285,000   Plum Creek Timber Company, Inc. .......................       11,087
  421,300   ProLogis ..............................................       18,116
  188,500   Public Storage, Inc. ..................................       12,479
  217,000   Simon Property Group, Inc.** ..........................       15,542
  144,400   Vornado Realty Trust ..................................       11,696
                                                                      ----------
            Total REITs
               (Cost $140,494) ....................................      173,432
                                                                      ----------

PRINCIPAL
  AMOUNT
  (000S)
---------
CONVERTIBLE SECURITIES - 1.9%
   CONVERTIBLE BONDS AND NOTES - 1.9%
$  12,550   Continental Airlines, Inc., Conv. Sr. Note,
               5.000% due 06/15/2023 ..............................       10,510
   10,375   CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
               2.000% due 05/16/2023 ..............................        8,858
    8,000   deCODE genetics, Inc., Conv. Sr. Note,
               3.500% due 04/15/2011 ..............................        6,780
   11,650   Echostar Communications, Conv. Sub. Note,
               5.750% due 05/15/2008 ..............................       11,461

                       See Notes to Financial Statements.

EQUITY INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CONVERTIBLE SECURITIES (CONTINUED)
   CONVERTIBLE BONDS AND NOTES (CONTINUED)
$   3,500   ICOS Corporation, Conv. Sub. Note,
               2.000% due 07/01/2023 .................................   $ 2,874
    8,000   TriQuint Semiconductor, Inc., Conv. Sub. Note,
               4.000% due 03/01/2007 .................................     7,830
                                                                         -------
            Total Convertible Securities
               (Cost $47,918) ........................................    48,313
                                                                         -------
FIXED INCOME SECURITIES - 2.5%
   U.S. TREASURY NOTES - 1.7%
   30,000   3.000% due 12/31/2006 ....................................    29,536
   15,000   4.250% due 11/15/2014 ....................................    14,638
                                                                         -------
            Total U.S. Treasury Notes
               (Cost $44,958) ........................................    44,174
                                                                         -------
   CORPORATE BONDS AND NOTES - 0.8%
    1,500   Aetna Inc., Company Guarantee, 7.625% due 08/15/2026 .....     1,811
    1,250   American Home Products Corporation, Deb.,
               7.250% due 03/01/2023 .................................     1,441
    4,000   ERAC USA Finance Company, Note,
               7.350% due 06/15/2008++ ...............................     4,214
    1,000   Medpartners Inc., Sr. Note, 7.375% due 10/01/2006 ........     1,020
      500   Merrill Lynch & Company, Inc., Note,
               6.375% due 10/15/2008 .................................       520
    4,000   TELUS Corporation, Note, 8.000% due 06/01/2011 ...........     4,503
    2,000   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 .................................     2,057
    2,000   Time Warner Inc., Deb., 9.150% due 02/01/2023 ............     2,527
    1,000   Westinghouse Electric Corporation, Deb.,
               7.875% due 09/01/2023 .................................     1,117
                                                                         -------
            Total Corporate Bonds and Notes
               (Cost $17,409) ........................................    19,210
                                                                         -------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
      FEDERAL HOME LOAN MORTGAGE
      CORPORATION (FHLMC) - 0.0%
      213   6.500% due 09/01/2030 ....................................       219
      138   7.000% due 09/01/2030 ....................................       144
                                                                         -------
            Total U.S. Government Agency Mortgage-
               Backed Securities (Cost $341) .........................       363
                                                                         -------
   COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.0%
      (Cost $253)
      253   Reilly Mortgage FHA, Series 1982, (Partial default),
               7.430% due 08/01/2022 .................................       253@
                                                                         -------
            Total Fixed Income Securities
               (Cost $62,961) ........................................    64,000
                                                                         -------

                                                                         VALUE
  SHARES                                                                (000S)
---------                                                             ----------
WARRANTS - 0.0%
   (Cost $0)
    4,500   V2 Music Holdings PLC,
               Expires 05/07/2008+, ++ ....................           $        0
                                                                      ----------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 4.2%
   (Cost $105,499)
$ 105,499   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005, to be
               repurchased at $105,511,000 on 11/01/2005
               (Collateralized by U.S. Treasury
               Obligations, having various interest rates
               and maturities, market value
               $107,701,000) ..............................              105,499
                                                                      ----------
SHORT-TERM INVESTMENT - 4.6%
   (Cost $117,812)
  117,812   Mellon GSL DBT II Collateral Fund+++ ..........              117,812
                                                                      ----------
TOTAL INVESTMENTS (Cost $2,279,835*) ......................   104.3%   2,647,771
OTHER ASSETS (LIABILITIES) (NET) ..........................    (4.3)    (110,226)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $2,537,545
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $2,279,942.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $115,563,000, representing 4.6% of the total net assets of the Fund (Collateral value $117,812,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
FHA -- Federal Housing Authority
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

GROWTH & INCOME FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 94.3%
   CONSUMER DISCRETIONARY - 10.6%
      CONSUMER DURABLES & APPAREL - 0.9%
1,593,000   Mattel, Inc. ............................................   $ 23,497
                                                                        --------
      CONSUMER SERVICES - 4.9%
  700,300   Apollo Group, Inc., Class A+** ..........................     44,133
1,674,000   Carnival Corporation** ..................................     83,148
                                                                        --------
                                                                         127,281
                                                                        --------
      MEDIA - 3.3%
  984,999   Comcast Corporation, Class A+** .........................     27,412
  873,000   Comcast Corporation, Special Class A+ ...................     23,929
1,170,000   Viacom Inc., Class B ....................................     36,235
                                                                        --------
                                                                          87,576
                                                                        --------
      RETAILING - 1.5%
1,090,000   Gap, Inc. ...............................................     18,835
  422,000   Kohl's Corporation+ .....................................     20,311
                                                                        --------
                                                                          39,146
                                                                        --------
            Total Consumer Discretionary ............................    277,500
                                                                        --------
   CONSUMER STAPLES - 9.9%
      FOOD & STAPLES RETAILING - 4.3%
  714,000   Costco Wholesale Corporation ............................     34,529
2,006,000   Kroger Company+ .........................................     39,919
  790,000   Wal-Mart Stores, Inc. ...................................     37,375
                                                                        --------
                                                                         111,823
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 2.0%
  901,000   PepsiCo, Inc. ...........................................     53,231
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 3.6%
  820,000   Avon Products, Inc. .....................................     22,132
  488,000   Kimberly-Clark Corporation ..............................     27,738
  770,000   Procter & Gamble Company ................................     43,112
                                                                        --------
                                                                          92,982
                                                                        --------
            Total Consumer Staples ..................................    258,036
                                                                        --------
   ENERGY - 9.2%
  794,000   BP PLC, Sponsored ADR ...................................     52,721
  269,477   Chevron Corporation .....................................     15,379
  549,000   ENSCO International Inc. ................................     25,029
  969,000   ExxonMobil Corporation ..................................     54,400
1,312,000   GlobalSantaFe Corporation** .............................     58,450
  400,000   Schlumberger Ltd. .......................................     36,308
                                                                        --------
            Total Energy ............................................    242,287
                                                                        --------
   FINANCIALS - 21.7%
      BANKS - 7.9%
1,997,000   Bank of America Corporation** ...........................   $ 87,349
  892,000   North Fork Bancorporation, Inc. .........................     22,603
  869,000   Wachovia Corporation ....................................     43,902
  887,000   Wells Fargo & Company ...................................     53,397
                                                                        --------
                                                                         207,251
                                                                        --------
      DIVERSIFIED FINANCIALS - 7.0%
1,291,000   Citigroup Inc. ..........................................     59,102
1,005,000   Freddie Mac .............................................     61,657
1,685,000   JPMorgan Chase & Company ................................     61,705
                                                                        --------
                                                                         182,464
                                                                        --------
      INSURANCE - 6.8%
1,120,800   ACE Ltd. ................................................     58,394
1,266,000   Allstate Corporation ....................................     66,832
  755,000   American International Group, Inc. ......................     48,924
   81,000   Fidelity National Financial, Inc. .......................      3,034
   14,175   Fidelity National Title Group, Inc., Class A ............        308
                                                                        --------
                                                                         177,492
                                                                        --------
            Total Financials ........................................    567,207
                                                                        --------
HEALTH CARE - 11.0%
   HEALTH CARE EQUIPMENT & SERVICES - 4.7%
  673,000   Baxter International Inc. ...............................     25,729
  653,000   Cardinal Health, Inc. ...................................     40,819
  980,000   Medtronic, Inc. .........................................     55,527
                                                                        --------
                                                                         122,075
                                                                        --------
   PHARMACEUTICALS & BIOTECHNOLOGY - 6.3%
1,052,000   Bristol-Myers Squibb Company ............................     22,271
  813,000   Johnson & Johnson .......................................     50,910
1,444,000   Pfizer Inc. .............................................     31,393
1,620,000   Teva Pharmaceutical Industries Ltd., Sponsored ADR** ....     61,754
                                                                        --------
                                                                         166,328
                                                                        --------
            Total Health Care .......................................    288,403
                                                                        --------
   INDUSTRIALS - 11.2%
      CAPITAL GOODS - 11.2%
  600,000   Boeing Company ..........................................     38,784
  260,000   Caterpillar, Inc. .......................................     13,673
2,147,000   General Electric Company ................................     72,805
1,698,000   Honeywell International Inc. ............................     58,072
  540,000   Lockheed Martin Corporation** ...........................     32,702
  251,000   Rockwell Automation, Inc. ...............................     13,341
2,468,000   Tyco International Ltd.** ...............................     65,130
                                                                        --------
            Total Industrials .......................................    294,507
                                                                        --------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                (000S)
---------                                                             ----------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY - 13.1%
      COMMUNICATIONS EQUIPMENT - 2.0%
2,297,000   Motorola, Inc. ........................................   $   50,902
                                                                      ----------
      COMPUTERS & PERIPHERALS - 3.4%
1,651,000   Hewlett-Packard Company ...............................       46,294
  523,000   International Business Machines Corporation ...........       42,823
                                                                      ----------
                                                                          89,117
                                                                      ----------
      IT SERVICES - 2.0%
1,289,000   First Data Corporation ................................       52,140
                                                                      ----------
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 1.8%
  283,500   Freescale Semiconductor Inc., Class B+ ................        6,770
1,694,000   Intel Corporation .....................................       39,809
                                                                      ----------
                                                                          46,579
                                                                      ----------
      SOFTWARE - 3.9%
1,558,045   Computer Associates International, Inc. ...............       43,578
2,317,000   Microsoft Corporation .................................       59,547
                                                                      ----------
                                                                         103,125
                                                                      ----------
            Total Information Technology ..........................      341,863
                                                                      ----------
   MATERIALS - 1.7%
1,247,000   Alcoa Inc. ............................................       30,290
  326,000   E.I. du Pont de Nemours & Company** ...................       13,591
                                                                      ----------
            Total Materials .......................................       43,881
                                                                      ----------
   TELECOMMUNICATION SERVICES - 1.2%
1,320,000   SBC Communications Inc. ...............................       31,482
                                                                      ----------
   UTILITIES - 4.7%
  994,000   FPL Group, Inc.** .....................................       42,802
  722,000   NiSource Inc. .........................................       17,075
  700,000   Pinnacle West Capital Corporation .....................       29,232
  954,000   Southern Company** ....................................       33,380
                                                                      ----------
            Total Utilities .......................................      122,489
                                                                      ----------
            Total Common Stocks
               (Cost $2,051,592) ..................................    2,467,655
                                                                      ----------

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
---------                                                             ----------
REPURCHASE AGREEMENT - 6.1%
   (Cost $159,528)
$ 159,528   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005, to
               be repurchased at $159,545,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities, market
               value $162,857,000) ........................           $  159,528
                                                                      ----------
SHORT-TERM INVESTMENT - 3.5%
   (Cost $92,358)
   92,358   Mellon GSL DBT II Collateral Fund++ ...........               92,358
                                                                      ----------
TOTAL INVESTMENTS (Cost $2,303,478*) ......................   103.9%   2,719,541
OTHER ASSETS (LIABILITIES) (NET) ..........................    (3.9)    (100,891)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $2,618,650
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $2,314,345.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $90,260,000, representing 3.4% of the total net assets of the Fund (Collateral value $92,358,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

WEST COAST EQUITY FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 93.5%
   CONSUMER DISCRETIONARY - 12.2%
      AUTOMOBILES & COMPONENTS - 1.3%
  804,900   Monaco Coach Corporation** ..............................   $  9,875
  112,000   Toyota Motor Corporation, Sponsored ADR .................     10,395
                                                                        --------
                                                                          20,270
                                                                        --------
      CONSUMER DURABLES & APPAREL - 2.5%
  156,800   Columbia Sportswear Company+** ..........................      6,653
  140,300   KB Home** ...............................................      9,169
  392,100   Mattel, Inc.** ..........................................      5,783
  204,600   NIKE Inc., Class B ......................................     17,197
                                                                        --------
                                                                          38,802
                                                                        --------
      CONSUMER SERVICES - 3.4%
   58,000   Ambassadors Group, Inc. .................................      1,507
  819,800   Hilton Hotels Corporation ...............................     15,945
1,267,185   Red Lion Hotels Corporation+*** .........................      9,795
  862,200   Starbucks Corporation+ ..................................     24,383
                                                                        --------
                                                                          51,630
                                                                        --------
      MEDIA - 4.3%
  279,600   Getty Images, Inc.+** ...................................     23,210
  233,800   Knight-Ridder, Inc.** ...................................     12,480
   57,300   McClatchy Company, Class A ..............................      3,591
  587,800   Univision Communications Inc., Class A+** ...............     15,365
  492,600   Walt Disney Company .....................................     12,005
                                                                        --------
                                                                          66,651
                                                                        --------
      RETAILING - 0.7%
   68,000   Blue Nile, Inc.+** ......................................      2,439
   91,525   Building Materials Holding Corporation ..................      7,781
   88,000   Restoration Hardware, Inc.+ .............................        522
                                                                        --------
                                                                          10,742
                                                                        --------
            Total Consumer Discretionary ............................    188,095
                                                                        --------
   CONSUMER STAPLES - 4.5%
      FOOD & STAPLES RETAILING - 2.1%
  541,440   Costco Wholesale Corporation ............................     26,184
  348,800   Kroger Company+ .........................................      6,941
                                                                        --------
                                                                          33,125
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 0.4%
   95,500   PepsiCo, Inc. ...........................................      5,642
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
    9,600   Central Garden & Pet Company+ ...........................        411
  271,130   Clorox Company** ........................................     14,674
   54,400   Colgate-Palmolive Company ...............................      2,881
  223,000   Estee Lauder Companies Inc., Class A ....................      7,397
   90,800   Procter & Gamble Company ................................      5,084
                                                                        --------
                                                                          30,447
                                                                        --------
            Total Consumer Staples ..................................     69,214
                                                                        --------
   ENERGY - 7.2%
  257,000   Apache Corporation ......................................   $ 16,404
    9,700   Berry Petroleum Company, Class A ........................        581
   44,200   CARBO Ceramics Inc. .....................................      2,615
  672,026   Chevron Corporation .....................................     38,353
   80,000   ExxonMobil Corporation ..................................      4,491
  436,600   Nabors Industries Ltd.+** ...............................     29,964
  228,200   Occidental Petroleum Corporation ........................     18,000
                                                                        --------
            Total Energy ............................................    110,408
                                                                        --------
   FINANCIALS - 17.7%
      BANKS - 11.3%
  529,800   Bank of America Corporation .............................     23,174
  343,200   Banner Corporation ......................................     10,303
  160,300   City National Corporation ...............................     11,763
  420,300   East West Bancorp, Inc. .................................     16,093
  304,000   Greater Bay Bancorp** ...................................      7,627
   28,300   KeyCorp** ...............................................        912
   89,233   Pacific Capital Bancorp .................................      3,219
  923,700   U.S. Bancorp ............................................     27,323
  145,000   UCBH Holdings, Inc.** ...................................      2,523
   59,200   United PanAm Financial Corporation+ .....................      1,320
  938,755   Washington Federal, Inc.** ..............................     21,582
  806,316   Wells Fargo & Company ...................................     48,540
                                                                        --------
                                                                         174,379
                                                                        --------
      DIVERSIFIED FINANCIALS - 4.6%
1,375,200   Charles Schwab Corporation ..............................     20,903
  443,300   Citigroup Inc. ..........................................     20,294
  101,100   Countrywide Financial Corporation .......................      3,212
  274,000   Franklin Resources, Inc. ................................     24,213
   41,832   Piper Jaffray Companies, Inc.+ ..........................      1,437
                                                                        --------
                                                                          70,059
                                                                        --------
      INSURANCE - 1.8%
   38,700   Safeco Corporation ......................................      2,155
  269,715   StanCorp Financial Group, Inc. ..........................     24,841
                                                                        --------
                                                                          26,996
                                                                        --------
            Total Financials ........................................    271,434
                                                                        --------
   HEALTH CARE - 16.5%
      HEALTH CARE EQUIPMENT & SERVICES - 7.1%
   73,600   Affymetrix, Inc.+** .....................................      3,344
  218,400   Applera Corporation-Applied Biosystems Group** ..........      5,301
  172,000   Caremark Rx, Inc.+ ......................................      9,013
   10,000   Cooper Companies, Inc.** ................................        688
  159,000   DaVita, Inc.+** .........................................      7,820
   75,660   Health Net, Inc.+ .......................................      3,544
   38,000   McKesson Corporation ....................................      1,726
1,135,800   OraSure Technologies, Inc.+ .............................     12,505
  289,800   ResMed Inc.+** ..........................................     11,050
  689,763   SonoSite, Inc.+ .........................................     20,272
   46,000   Sybron Dental Specialties, Inc.+ ........................      1,973

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
      HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
  384,000   Varian Medical Systems, Inc.+** .........................   $ 17,495
  290,700   VCA Antech, Inc.+** .....................................      7,500
  107,400   Zimmer Holdings, Inc.+** ................................      6,849
                                                                        --------
                                                                         109,080
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 9.4%
  253,950   Abbott Laboratories .....................................     10,933
  255,700   Allergan, Inc.** ........................................     22,834
  338,539   Amgen, Inc.+ ............................................     25,648
  109,300   Amylin Pharmaceuticals, Inc.+** .........................      3,673
   88,800   CV Therapeutics, Inc.+ ..................................      2,225
  424,400   Dendreon Corporation+** .................................      2,614
  432,675   EDEN Bioscience Corporation+ ............................        277
  228,000   Genentech, Inc.+ ........................................     20,657
  272,620   ICOS Corporation+** .....................................      7,355
  247,700   Johnson & Johnson .......................................     15,511
   59,000   Martek Biosciences Corporation+** .......................      1,821
  101,500   Neurocrine Biosciences, Inc.+** .........................      5,361
  581,000   Pfizer Inc. .............................................     12,631
  400,200   Watson Pharmaceuticals, Inc.+** .........................     13,831
                                                                        --------
                                                                         145,371
                                                                        --------
            Total Health Care .......................................    254,451
                                                                        --------
   INDUSTRIALS - 15.3%
      CAPITAL GOODS - 11.5%
  487,433   Boeing Company ..........................................     31,508
  179,200   Cascade Corporation .....................................      8,727
  292,000   Dionex Corporation+ .....................................     14,142
  380,430   Electro Scientific Industries, Inc.+ ....................      8,358
   27,700   Granite Construction Inc. ...............................        945
  517,800   Greenbrier Companies, Inc. ..............................     14,265
  293,100   Jacobs Engineering Group Inc.+** ........................     18,685
  309,400   Northrop Grumman Corporation ............................     16,599
  507,687   PACCAR Inc. .............................................     35,548
  238,400   Precision Castparts Corporation .........................     11,291
  421,000   Simpson Manufacturing Company, Inc. .....................     16,613
                                                                        --------
                                                                         176,681
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 1.4%
   36,700   Avery Dennison Corporation** ............................      2,079
  142,300   Copart, Inc.+** .........................................      3,328
  442,000   Robert Half International Inc.** ........................     16,301
                                                                        --------
                                                                          21,708
                                                                        --------
      TRANSPORTATION - 2.4%
  387,310   Alaska Air Group, Inc.+ .................................     12,212
  413,120   Expeditors International of Washington, Inc.** ..........     25,064
                                                                        --------
                                                                          37,276
                                                                        --------
            Total Industrials .......................................    235,665
                                                                        --------
   INFORMATION TECHNOLOGY - 15.6%
      COMMUNICATIONS EQUIPMENT - 1.2%
  961,000   Cisco Systems, Inc.+ ....................................   $ 16,769
  100,000   Polycom, Inc.+ ..........................................      1,530
                                                                        --------
                                                                          18,299
                                                                        --------
      COMPUTERS & PERIPHERALS - 1.8%
1,149,400   Advanced Digital Information Corporation+ ...............     10,505
  606,200   Hewlett-Packard Company .................................     16,998
  136,100   InFocus Corporation+ ....................................        436
                                                                        --------
                                                                          27,939
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
   11,200   Microvision, Inc.+** ....................................         56
  508,700   Tektronix, Inc. .........................................     11,690
   79,700   Trimble Navigation Ltd.+** ..............................      2,301
                                                                        --------
                                                                          14,047
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 0.7%
2,482,761   Art Technology Group, Inc.+ .............................      3,004
    8,000   Google Inc., Class A+ ...................................      2,977
  869,700   WatchGuard Technologies, Inc.+ ..........................      3,027
   89,100   WebEx Communications, Inc.+ .............................      2,041
                                                                        --------
                                                                          11,049
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 3.7%
  300,400   Applied Materials, Inc.** ...............................      4,920
  311,400   Credence Systems Corporation+ ...........................      2,398
  324,825   FEI Company+** ..........................................      6,139
  849,000   Intel Corporation .......................................     19,951
   84,600   KLA-Tencor Corporation** ................................      3,916
  818,880   Lattice Semiconductor Corporation+ ......................      3,587
  503,800   LSI Logic Corporation+** ................................      4,086
  129,000   Novellus Systems, Inc.+** ...............................      2,820
   25,600   NVIDIA Corporation+ .....................................        859
  992,300   Pixelworks, Inc.+** .....................................      5,468
  435,640   TriQuint Semiconductor, Inc.+ ...........................      1,830
                                                                        --------
                                                                          55,974
                                                                        --------
      SOFTWARE - 7.3%
  614,600   Actuate Corporation+ ....................................      1,752
  633,700   Adobe Systems Inc.** ....................................     20,437
   93,000   Electronic Arts Inc.+ ...................................      5,290
  370,150   Fair Isaac Corporation ..................................     15,457
   40,000   Mentor Graphics Corporation+ ............................        331
1,690,878   Microsoft Corporation ...................................     43,456
  462,000   Quest Software, Inc.+** .................................      6,426
  438,608   RadiSys Corporation+ ....................................      7,048
  220,500   Siebel Systems, Inc. ....................................      2,282
  279,700   SupportSoft, Inc.+ ......................................      1,122
  250,500   Sybase, Inc.+** .........................................      5,574
  109,578   Symantec Corporation+ ...................................      2,613
                                                                        --------
                                                                         111,788
                                                                        --------
            Total Information Technology ............................    239,096
                                                                        --------

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND
October 31, 2005

                                                                         VALUE
 SHARES                                                                  (000S)
-------                                                               ----------
COMMON STOCKS (CONTINUED)
   MATERIALS - 3.3%
 12,000   Cemex SAde CV, Sponsored ADR .............................  $      625
487,830   Oregon Steel Mills, Inc.+ ................................      12,386
562,840   Schnitzer Steel Industries, Inc., Class A ................      17,955
322,300   Weyerhaeuser Company** ...................................      20,414
                                                                      ----------
          Total Materials                                                 51,380
                                                                      ----------
   TELECOMMUNICATION SERVICES - 1.1%
694,100   Nextel Partners, Inc., Class A+** ........................      17,457
                                                                      ----------
   UTILITIES - 0.1%
 30,000   Sempra Energy ............................................       1,329
                                                                      ----------
          Total Common Stocks
             (Cost $1,017,677) .....................................   1,438,529
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.9%
358,700   AMB Property Corporation** ...............................      15,847
 32,400   Essex Property Trust, Inc.** .............................       2,912
230,000   Health Care Property Investors, Inc.** ...................       5,854
521,600   Plum Creek Timber Company, Inc. ..........................      20,290
                                                                      ----------
          Total REITs
             (Cost $34,926) ........................................      44,903
                                                                      ----------

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000S)                                                                (000S)
---------                                                            ----------
REPURCHASE AGREEMENT - 3.5%
   (Cost $53,808)
$ 53,808   Agreement with Credit Suisse First Boston
           Corporation, 3.930% dated 10/31/2005, to be
           repurchased at $53,814,000 on 11/01/2005
           (Collateralized by U.S. Treasury Obligations,
           having various interest rates and maturities,
           market value $54,931,000) .....................           $   53,808
                                                                     ----------
SHORT-TERM INVESTMENT - 8.0%
   (Cost $121,873)
 121,873   Mellon GSLDBT II
              Collateral Fund++ ..........................              121,873
                                                                     ----------
TOTAL INVESTMENTS (Cost $1,228,284*) .....................   107.9%   1,659,113
OTHER ASSETS (LIABILITIES) (NET) .........................    (7.9)    (120,939)
                                                             -----   ----------
NET ASSETS ...............................................   100.0%  $1,538,174
                                                             =====   ==========

----------
*    Aggregate cost for federal tax purposes is $1,229,345.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $117,773,000, representing 7.7% of the total net assets of the Fund (Collateral value $121,873,000) (See Note 7 to Financial Statements).

*** Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the com-
     any). Total cost of such securities is $10,960,000 and the total value is $9,795,000 or 0.6% of the total net assets of the Fund (See Note 12 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

Portfolio of Investments

MID CAP STOCK FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                   (000S)
---------                                                               --------
COMMON STOCKS - 91.3%
   CONSUMER DISCRETIONARY - 11.8%
      AUTOMOBILES & COMPONENTS - 2.2%
283,400  Magna International Inc., Class A ..........................   $ 19,759
                                                                        --------
      CONSUMER DURABLES & APPAREL - 2.9%
437,600   Jones Apparel Group, Inc. .................................     11,938
924,700   Mattel, Inc. ..............................................     13,639
                                                                        --------
                                                                          25,577
                                                                        --------
      CONSUMER SERVICES - 2.5%
138,000   Papa John's International, Inc.+ ..........................      7,166
296,500   Yum! Brands, Inc. .........................................     15,083
                                                                        --------
                                                                          22,249
                                                                        --------
      RETAILING - 4.2%
275,300   Nordstrom, Inc. ...........................................      9,539
437,900   Tiffany & Company** .......................................     17,253
202,700   Weight Watchers International, Inc.+ ......................     10,656
                                                                        --------
                                                                          37,448
                                                                        --------
          Total Consumer Discretionary ..............................    105,033
                                                                        --------
   CONSUMER STAPLES - 2.5%
      FOOD, BEVERAGE & TOBACCO - 1.4%
 91,550   Dean Foods Company+                                              3,310
197,400   J.M. Smucker Company                                             9,023
 18,310   TreeHouse Foods, Inc.+                                             473
                                                                        --------
                                                                          12,806
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
296,100   Estee Lauder Companies Inc., Class A ......................      9,821
                                                                        --------
          Total Consumer Staples ....................................     22,627
                                                                        --------
   ENERGY - 8.3%
211,900   Cimarex Energy Company+ ...................................      8,319
  9,081   Hanover Compressor Company+ ...............................        117
292,600   Nabors Industries Ltd.+ ...................................     20,081
444,800   Noble Energy, Inc. ........................................     17,814
144,000   Tesoro Corporation ........................................      8,806
405,300   Tidewater Inc.** ..........................................     18,628
                                                                        --------
          Total Energy                                                    73,765
                                                                        --------
   FINANCIALS - 18.4%
      BANKS - 6.1%
765,111   North Fork Bancorporation, Inc. ...........................     19,388
646,000   TCF Financial Corporation .................................     17,506
763,750   Washington Federal, Inc. ..................................     17,559
                                                                        --------
                                                                          54,453
                                                                        --------
      DIVERSIFIED FINANCIALS - 3.4%
397,000   A.G. Edwards, Inc. ........................................     16,801
183,400   Ambac Financial Group, Inc. ...............................     13,001
                                                                        --------
                                                                          29,802
                                                                        --------
      INSURANCE - 8.9%
563,020   Fidelity National Financial, Inc.** .......................   $ 21,091
98,528    Fidelity National Title Group, Inc.,  Class A .............      2,143

861,100   HCC Insurance Holdings, Inc. ..............................     25,833
280,300   Max Re Capital Ltd.** .....................................      6,702
246,400   MGIC Investment Corporation ...............................     14,597
222,300   PMI Group, Inc. ...........................................      8,865
                                                                        --------
                                                                          79,231
                                                                        --------
          Total Financials ..........................................    163,486
                                                                        --------
   HEALTH CARE - 12.2%
      HEALTH CARE EQUIPMENT & SERVICES - 10.4%
84,300    AmerisourceBergen Corporation .............................      6,430
428,300   Covance Inc.+ .............................................     20,837
323,900   Edwards Lifesciences Corporation+ .........................     13,403
280,300   Express Scripts, Inc., Class A+ ...........................     21,137
459,882   IMS Health Inc. ...........................................     10,683
427,800   Universal Health Services, Inc., Class B** ................     20,167
                                                                        --------
                                                                          92,657
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 1.8%
434,100   Andrx Corporation+ ........................................      6,715
457,925   Mylan Laboratories Inc. ...................................      8,797
                                                                        --------
                                                                          15,512
                                                                        --------
          Total Health Care                                              108,169
                                                                        --------
   INDUSTRIALS - 14.9%
       CAPITAL GOODS - 6.6%
538,300   Federal Signal Corporation ................................      8,731
548,600   Lincoln Electric Holdings, Inc. ...........................     21,708
219,100   PACCAR Inc. ...............................................     15,342
194,500   Teleflex Inc. .............................................     12,874
                                                                        --------
                                                                          58,655
                                                                        --------
       COMMERCIAL SERVICES & SUPPLIES - 5.0%
785,000   Allied Waste Industries, Inc.+** ..........................      6,390
396,300   HNI Corporation ...........................................     19,379
522,800   Republic Services, Inc. ...................................     18,481
                                                                        --------
                                                                          44,250
                                                                        --------
       TRANSPORTATION - 3.3%
301,200   Alaska Air Group, Inc.+ ...................................      9,497
898,200   AMR Corporation+** ........................................     12,134
579,900   Continental Airlines, Inc., Class B+** ....................      7,510
                                                                        --------
                                                                          29,141
                                                                        --------
          Total Industrials .........................................    132,046
                                                                        --------

                       See Notes to Financial Statements.

MID CAP STOCK FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                  (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY - 11.6%
      COMPUTERS & PERIPHERALS - 2.9%
  506,700   Electronics for Imaging, Inc.+ ..........................   $ 12,723
  463,000   Network Appliance, Inc.+ ................................     12,668
                                                                        --------
                                                                          25,391
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
  328,900   Arrow Electronics, Inc.+ ................................      9,706
  233,700   Diebold, Inc. ...........................................      8,446
                                                                        --------
                                                                          18,152
                                                                        --------
      IT SERVICES - 1.3%
  452,300   Acxiom Corporation ......................................      9,652
  129,300   Convergys Corporation+ ..................................      2,101
                                                                        --------
                                                                          11,753
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 2.5%
  719,600   Microchip Technology Inc. ...............................     21,710
                                                                        --------
      SOFTWARE - 2.9%
   43,700   Adobe Systems Inc. ......................................      1,409
  729,300   BMC Software Inc.+ ......................................     14,287
  690,900   Siebel Systems, Inc. ....................................      7,151
  169,800   Synopsys, Inc.+ .........................................      3,218
                                                                        --------
                                                                          26,065
                                                                        --------
            Total Information Technology ............................    103,071
                                                                        --------
   MATERIALS - 5.4%
  437,000   Cabot Corporation .......................................     14,906
  349,200   Lubrizol Corporation ....................................     14,523
  841,200   Valspar Corporation .....................................     18,549
                                                                        --------
            Total Materials .........................................     47,978
                                                                        --------
   TELECOMMUNICATION SERVICES - 0.5%
   95,200   United States Cellular Corporation+ .....................      4,855
                                                                        --------
   UTILITIES - 5.7%
  388,800   FPL Group, Inc. .........................................     16,742
  718,100   NiSource Inc. ...........................................     16,983
  401,900   Pinnacle West Capital Corporation .......................     16,783
                                                                        --------
            Total Utilities .........................................     50,508
                                                                        --------
            Total Common Stocks
               (Cost $638,513) ......................................    811,538
                                                                        --------
REAL ESTATE INVESTMENT TRUST (REIT) - 1.7%
   (Cost $9,332)
  348,900   General Growth Properties, Inc. .........................   $ 14,821
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 7.0%
   (Cost $62,294)
  $62,294   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005, to
               be repurchased at $62,301,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities, market
               value $63,594,000) ...........................             62,294
                                                                        --------
SHORT-TERM INVESTMENT - 7.0%
   (Cost $62,210)
   62,210   Mellon GSLDBT II Collateral Fund++ ..............             62,210
                                                                        --------
TOTAL INVESTMENTS (Cost $772,349*) ..........................   107.0%   950,863
OTHER ASSETS (LIABILITIES) (NET) ............................    (7.0)   (62,464)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $888,399
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $775,518.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $61,526,000, representing 6.9% of the total net assets of the Fund (Collateral value $62,210,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

Portfolio of Investments

GROWTH FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 98.4%
   CONSUMER DISCRETIONARY - 19.8%
      AUTOMOBILES & COMPONENTS - 0.7%
  181,550   Harley-Davidson, Inc. ...................................   $  8,992
   55,900   Toyota Motor Corporation (F) ............................      2,592
                                                                        --------
                                                                          11,584
                                                                        --------
      CONSUMER DURABLES & APPAREL - 1.2%
   41,900   Coach, Inc.+ ............................................      1,348
   36,400   Lennar Corporation, Class A .............................      2,023
  179,420   NIKE Inc., Class B ......................................     15,080
   89,100   Toll Brothers, Inc.+ ....................................      3,289
                                                                        --------
                                                                          21,740
                                                                        --------
      CONSUMER SERVICES - 2.7%
  245,490   Apollo Group, Inc., Class A+ ............................     15,471
  166,100   Carnival Corporation** ..................................      8,250
   15,900   Corporate Executive Board Company .......................      1,314
  313,980   Hilton Hotels Corporation ...............................      6,107
  570,230   Starbucks Corporation+ ..................................     16,126
                                                                        --------
                                                                          47,268
                                                                        --------
      MEDIA - 3.7%
  424,000   Comcast Corporation, Special Class A+ ...................     11,622
1,528,100   Time Warner Inc. ........................................     27,246
   89,635   Univision Communications Inc., Class A+** ...............      2,343
   51,200   Viacom Inc., Class B ....................................      1,586
  742,800   Walt Disney Company .....................................     18,102
  128,400   XM Satellite Radio Holdings Inc., Class A+** ............      3,702
                                                                        --------
                                                                          64,601
                                                                        --------
      RETAILING - 11.5%
  779,800   Amazon.com Inc.+ ........................................     31,099
  206,500   Bed Bath & Beyond Inc.+ .................................      8,368
  258,047   Best Buy Company, Inc.** ................................     11,421
  641,460   eBay Inc.+ ..............................................     25,402
  714,547   Expedia, Inc.+** ........................................     13,426
1,274,710   Home Depot, Inc. ........................................     52,314
  744,972   IAC/ InterActiveCorp+** .................................     19,071
   59,700   J.C. Penney Company, Inc. (Holding Company) .............      3,057
   90,000   Kohl's Corporation+ .....................................      4,332
  105,500   Lowe's Companies, Inc. ..................................      6,411
   58,500   Michaels Stores, Inc. ...................................      1,935
  672,515   Staples, Inc. ...........................................     15,286
   56,300   Target Corporation ......................................      3,135
   83,200   Williams-Sonoma, Inc.+ ..................................      3,254
                                                                        --------
                                                                         198,511
                                                                        --------
            Total Consumer Discretionary ............................    343,704
                                                                        --------
   CONSUMER STAPLES - 8.0%
      FOOD & STAPLES RETAILING - 0.8%
   52,300   Costco Wholesale Corporation ............................   $  2,529
  171,300   CVS Corporation .........................................      4,182
   66,700   Sysco Corporation .......................................      2,128
  107,800   Wal-Mart Stores, Inc. ...................................      5,100
                                                                        --------
                                                                          13,939
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 4.3%
  373,230   Cadbury Schweppes PLC (F) ...............................      3,678
  345,300   Coca-Cola Company .......................................     14,772
   15,567   Nestle SA(F) ............................................      4,635
  633,350   PepsiCo, Inc. ...........................................     37,419
  195,600   Wm. Wrigley Jr. Company .................................     13,594
                                                                        --------
                                                                          74,098
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
  850,657   Procter & Gamble Company ................................     47,628
  123,330   Reckitt Benckiser PLC (F) ...............................      3,727
                                                                        --------
                                                                          51,355
                                                                        --------
            Total Consumer Staples ..................................    139,392
                                                                        --------
   ENERGY - 4.0%
   36,400   Apache Corporation ......................................      2,323
   41,300   EOG Resources, Inc. .....................................      2,799
  277,640   ExxonMobil Corporation ..................................     15,587
  181,395   Halliburton Company .....................................     10,721
   69,273   Kinder Morgan Management LLC+ ...........................      3,352
  202,855   Occidental Petroleum Corporation ........................     16,001
   96,200   Schlumberger Ltd ........................................      8,732
  147,200   Smith International, Inc. ...............................      4,769
   73,000   Transocean Inc.+ ........................................      4,197
                                                                        --------
            Total Energy ............................................     68,481
                                                                        --------
   FINANCIALS - 9.6%
      BANKS - 0.2%
   59,800   Bank of America Corporation .............................      2,615
                                                                        --------
      DIVERSIFIED FINANCIALS - 6.7%
  558,270   American Express Company ................................     27,785
   12,900   Chicago Mercantile Exchange Holdings Inc. ...............      4,711
   79,300   Citigroup Inc. ..........................................      3,630
  259,880   Fannie Mae ..............................................     12,350
   39,700   Franklin Resources, Inc. ................................      3,508
   51,500   Goldman Sachs Group, Inc. ...............................      6,508
   35,900   Legg Mason, Inc. ........................................      3,852
   16,400   Lehman Brothers Holdings Inc. ...........................      1,963
  360,670   Merrill Lynch & Company, Inc. ...........................     23,350
  459,430   Morgan Stanley ..........................................     24,998
  142,300   Nomura Holdings, Inc. (F) ...............................      2,195
  18,000    T. Rowe Price Group, Inc. ...............................      1,179
                                                                        --------
                                                                         116,029
                                                                        --------

                       See Notes to Financial Statements.

GROWTH FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   FINANCIALS (CONTINUED)
      INSURANCE - 2.7%
  345,040   American International Group, Inc. ......................   $ 22,359
      195   Berkshire Hathaway, Inc., Class A+ ......................     16,750
   37,000   Hartford Financial Services Group, Inc. .................      2,951
   76,000   Prudential Financial, Inc. ..............................      5,532
                                                                        --------
                                                                          47,592
                                                                        --------
            Total Financials ........................................    166,236
                                                                        --------
   HEALTH CARE - 21.0%
      HEALTH CARE EQUIPMENT & SERVICES - 7.7%
   45,300   Aetna Inc. ..............................................      4,012
  241,340   Biomet, Inc.** ..........................................      8,406
  287,825   Caremark Rx, Inc.+ ......................................     15,082
   44,100   Fisher Scientific International Inc.+ ...................      2,492
    9,700   Laboratory Corporation of America Holdings+ .............        468
   42,700   Medco Health Solutions, Inc.+ ...........................      2,412
  740,185   Medtronic, Inc. .........................................     41,939
   63,200   Millipore Corporation+ ..................................      3,869
   19,300   Quest Diagnostics Inc. ..................................        901
   37,583   Roche Holding AG-Genusschein (F) ........................      5,615
   62,200   Stryker Corporation .....................................      2,555
  723,210   UnitedHealth Group Inc. .................................     41,867
   71,500   Varian Medical Systems, Inc.+ ...........................      3,257
   37,400   Waters Corporation+ .....................................      1,354
                                                                        --------
                                                                         134,229
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 13.3%
  743,410   Amgen, Inc.+ ............................................     56,321
  395,340   Biogen Idec Inc.+ .......................................     16,063
  420,700   Eli Lilly & Company .....................................     20,947
  553,685   Genentech, Inc.+ ........................................     50,164
   71,900   Genzyme Corporation+ ....................................      5,198
   42,000   Gilead Sciences, Inc.+ ..................................      1,984
  361,540   Johnson & Johnson .......................................     22,640
   44,300   MedImmune, Inc.+ ........................................      1,549
  234,825   Novartis AG (F) .........................................     12,630
  711,820   Pfizer Inc. .............................................     15,475
  55,630    Sanofi-Aventis Group (F) ................................      4,457
  396,840   Sanofi-Aventis, ADR .....................................     15,921
  170,362   Teva Pharmaceutical Industries Ltd., Sponsored ADR** ....      6,494
                                                                        --------
                                                                         229,843
                                                                        --------
            Total Health Care                                            364,072
                                                                        --------
   INDUSTRIALS - 6.1%
      CAPITAL GOODS - 5.4%
   55,300   3M Company ..............................................      4,202
   91,500   Danaher Corporation .....................................      4,767
   93,400   Empresa Brasileira de Aeronautica SA, ADR ...............      3,623
   34,400   General Dynamics Corporation ............................      4,001
1,894,408   General Electric Company ................................   $ 64,239
   22,900   Ingersoll-Rand Company, Class A .........................        865
   90,600   Lockheed Martin Corporation .............................      5,487
   21,800   Tyco International Ltd ..................................        575
   97,400   United Technologies Corporation .........................      4,995
                                                                        --------
                                                                          92,754
                                                                        --------
      TRANSPORTATION - 0.7%
   50,700   Expeditors International of Washington, Inc.** ..........      3,076
   80,115   FedEx Corporation .......................................      7,365
  120,800   Southwest Airlines Company ..............................      1,934
                                                                        --------
                                                                          12,375
                                                                        --------
            Total Industrials .......................................    105,129
                                                                        --------
   INFORMATION TECHNOLOGY - 27.1%
      COMMUNICATIONS EQUIPMENT - 8.0%
2,205,345   Cisco Systems, Inc.+ ....................................     38,483
  174,700   Corning Inc.+ ...........................................      3,510
  558,500   Juniper Networks, Inc.+ .................................     13,030
1,983,545   Motorola, Inc. ..........................................     43,955
   22,900   Nokia Oyj, Sponsored ADR** ..............................        385
  455,670   QUALCOMM Inc. ...........................................     18,118
  281,500   Research In Motion Ltd.+** ..............................     17,310
   97,300   Telefonaktiebolaget LM Ericsson, Sponsored ADR ..........      3,192
                                                                        --------
                                                                         137,983
                                                                        --------
      COMPUTERS & PERIPHERALS - 2.4%
   49,100   Apple Computer, Inc.+ ...................................      2,828
  865,830   Dell Inc.+ ..............................................     27,602
  273,500   EMC Corporation+ ........................................      3,818
   67,600   International Business Machines Corporation .............      5,535
   78,500   Network Appliance, Inc.+ ................................      2,148
                                                                        --------
                                                                          41,931
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   44,500   L-3 Communications Holdings, Inc.** .....................      3,463
  130,600   PerkinElmer, Inc. .......................................      2,882
   21,000   Tektronix, Inc. .........................................        483
                                                                        --------
                                                                           6,828
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 3.8%
  438,300   Akamai Technologies, Inc.+ ..............................      7,600
   23,500   Google Inc., Class A+ ...................................      8,745
  120,100   VeriSign Inc.+ ..........................................      2,838
1,282,505   Yahoo! Inc.+** ..........................................     47,414
                                                                        --------
                                                                          66,597
                                                                        --------
      IT SERVICES - 0.7%
  170,300   Automatic Data Processing, Inc. .........................      7,946
   92,900   Cognizant Technology Solutions Corporation, Class A+ ....      4,086
                                                                        --------
                                                                          12,032
                                                                        --------

                       See Notes to Financial Statements.

GROWTH FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                (000S)
---------                                                             ----------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 5.6%
  106,100   Advanced Micro Devices, Inc.+ .........................   $    2,464
   78,000   Analog Devices, Inc.** ................................        2,713
  157,100   Broadcom Corporation, Class A+ ........................        6,670
  656,050   Intel Corporation .....................................       15,417
   65,600   International Rectifier Corporation+ ..................        1,941
  135,800   Linear Technology Corporation .........................        4,510
   48,600   Marvell Technology Group Ltd.+** ......................        2,256
  101,000   Microchip Technology Inc. .............................        3,047
   37,550   Samsung Electronics Company Ltd., GDR** ...............        9,963
1,359,750   Texas Instruments Inc. ................................       38,821
  345,724   Xilinx, Inc. ..........................................        8,280
                                                                      ----------
                                                                          96,082
                                                                      ----------
     SOFTWARE - 6.2%
  181,200   Adobe Systems Inc. ....................................        5,844
   61,900   Autodesk, Inc. ........................................        2,793
   13,700   Cadence Design Systems, Inc.+** .......................          219
  271,800   Electronic Arts Inc.+ .................................       15,460
   85,200   Mercury Interactive Corporation+ ......................        2,964
2,064,112   Microsoft Corporation .................................       53,048
  508,000   Red Hat, Inc.+ ........................................       11,796
  363,745   SAPAG, Sponsored ADR ..................................       15,619
                                                                      ----------
                                                                         107,743
                                                                      ----------
            Total Information Technology ..........................      469,196
                                                                      ----------
   MATERIALS - 1.7%
   50,000   Air Products & Chemicals, Inc. ........................        2,862
   83,000   Monsanto Company ......................................        5,230
  158,800   Praxair, Inc. .........................................        7,846
   82,600   Rio Tinto PLC, Sponsored ADR ..........................       12,607
                                                                      ----------
            Total Materials .......................................       28,545
                                                                      ----------
   TELECOMMUNICATION SERVICES - 1.1%
  102,800   American Tower Corporation, Class A+ ..................        2,452
  401,420   China Mobile (Hong Kong) Ltd ..........................        9,012
  209,700   Sprint Nextel Corporation** ...........................        4,888
1,124,930   Vodafone Group PLC (F) ................................        2,954
                                                                      ----------
            Total Telecommunication Services ......................       19,306
                                                                      ----------
            Total Common Stocks
               (Cost $1,526,610) ..................................    1,704,061
                                                                      ----------

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000S)                                                                 (000S)
---------                                                             ----------
COMMERCIAL PAPER - 1.3%
   (Cost $22,500)
$22,500   Prudential Funding LLC,
             3.930% due 11/01/2005++ ..............................   $   22,500
                                                                      ----------

REPURCHASE AGREEMENT - 0.4%
   (Cost $7,491)
  7,491   Agreement with Credit Suisse First Boston Corporation,
             3.930% dated 10/31/2005, to be repurchased at
             $7,492,000 on 11/01/2005 (Collateralized by U.S.
             Treasury Obligations, having various interest rates
             and maturities, market value $7,647,000) .............        7,491
                                                                      ----------

SHORT-TERM INVESTMENT - 3.6%
   (Cost $62,919)
 62,919   Mellon GSLDBT II
             Collateral Fund+++ ...................................       62,919
                                                                      ----------
TOTAL INVESTMENTS (Cost $1,619,520*) .....................   103.7%    1,796,971
OTHER ASSETS (LIABILITIES) (NET) .........................    (3.7)      (64,591)
                                                             -----    ----------
NET ASSETS ...............................................   100.0%   $1,732,380
                                                             =====    ==========

----------
*    Aggregate cost for federal tax purposes is $1,635,481.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $61,557,000, representing 3.6% of the total net assets of the Fund (Collateral value $62,919,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Rate represents annualized yield at date of purchase.

+++ Represents investment purchased with cash collateral for securities loaned.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                  FORWARD FOREIGN CURRENCY
                    CONTRACTS TO RECEIVE
                           (000S)
             ---------------------------------
                                                      NET
                                        IN        UNREALIZED
EXPIRATION     LOCAL     VALUE IN    EXCHANGE    DEPRECIATION
   DATE       CURRENCY    U.S. $    FOR U.S. $   OF CONTRACTS
----------   ---------   --------   ----------   ------------
11/02/2005   CHF 2,235     1,734      1,748          $(14)
                                                     ====

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
CHF -- Swiss Franc
(F) -- Foreign Shares
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

SMALL CAP VALUE FUND
October 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
-------                                                                  -------
COMMON STOCKS - 79.7%
   CONSUMER DISCRETIONARY - 11.1%
      AUTOMOBILES & COMPONENTS - 2.8%
301,000   Accuride Corporation+ ......................................   $ 3,822
351,800   Tenneco, Inc.+ .............................................     5,812
                                                                         -------
                                                                           9,634
                                                                         -------
      CONSUMER DURABLES & APPAREL - 2.4%
444,800   Department 56, Inc.+ .......................................     4,848
136,800   Rocky Shoes & Boots, Inc.+ .................................     3,382
                                                                         -------
                                                                           8,230
                                                                         -------
      MEDIA - 1.8%
 70,500   Carmike Cinemas, Inc. ......................................     1,556
296,000   Reader's Digest Association, Inc. ..........................     4,535
                                                                         -------
                                                                           6,091
                                                                         -------
      RETAILING - 4.1%
121,600   Children's Place Retail Stores, Inc.+ ......................     5,220
698,200   Movie Gallery, Inc. ........................................     4,860
108,000   RC2 Corporation+ ...........................................     3,778
                                                                         -------
                                                                          13,858
                                                                         -------
          Total Consumer Discretionary ..............................     37,813
                                                                         -------
   CONSUMER STAPLES - 5.0%
      FOOD & STAPLES RETAILING - 3.2%
216,100   Fresh Del Monte Produce, Inc.** ............................     5,633
275,700   John B. Sanfilippo & Son, Inc.+ ............................     5,040
                                                                         -------
                                                                          10,673
                                                                         -------
      HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
 74,100   Central Garden & Pet Company+ ..............................     3,177
 90,800   Jarden Corporation+** ......................................     3,068
                                                                         -------
                                                                           6,245
                                                                         -------
          Total Consumer Staples .....................................    16,918
                                                                         -------
   ENERGY - 7.5%
163,400   Cimarex Energy Company+ ....................................     6,415
135,100   Comstock Resources, Inc.+ ..................................     4,068
103,300   Encore Acquisition Company+ ................................     3,544
 33,500   Giant Industries, Inc.+ ....................................     1,916
126,800   St. Mary Land & Exploration Company** ......................     4,313
 83,600   Tesoro Corporation .........................................     5,112
                                                                         -------
          Total Energy ...............................................    25,368
                                                                         -------
   FINANCIALS - 12.7%
      BANKS - 5.5%
121,500   Capital Corporation of the West ............................     4,010
237,800   Dime Community Bancshares ..................................     3,424
366,230   Oriental Financial Group, Inc.** ...........................     4,549
142,947   U.S.B. Holding Company, Inc. ...............................     3,030
157,100   Washington Federal, Inc. ...................................     3,612
                                                                         -------
                                                                          18,625
                                                                         -------
      INSURANCE - 7.2%
152,900   Navigators Group, Inc.+ ....................................   $ 5,932
101,800   Safety Insurance Group, Inc.** .............................     3,829
119,600   State Auto Financial Corporation ...........................     3,940
107,100   Stewart Information Services Corporation ...................     5,454
121,700   United Fire & Casualty Company .............................     5,479
                                                                         -------
                                                                          24,634
                                                                         -------
          Total Financials ...........................................    43,259
                                                                         -------
   HEALTH CARE - 5.8%
      HEALTH CARE EQUIPMENT & SERVICES - 2.6%
547,900   Gene Logic, Inc.+ ..........................................     2,071
173,300   Kindred Healthcare, Inc.+ ..................................     4,853
100,200   Molina Healthcare Inc.+ ....................................     2,059
                                                                         -------
                                                                           8,983
                                                                         -------
      PHARMACEUTICALS & BIOTECHNOLOGY - 3.2%
207,200   Andrx Corporation+ .........................................     3,205
479,400   Bradley Pharmaceuticals, Inc.+** ...........................     5,772
366,000   Lannett Company, Inc.+** ...................................     1,830
                                                                         -------
                                                                          10,807
                                                                         -------
          Total Health Care ..........................................    19,790
                                                                         -------
   INDUSTRIALS - 12.6%
      CAPITAL GOODS - 4.5%
203,900   Cubic Corporation** ........................................     3,346
105,400   DRS Technologies, Inc. .....................................     5,192
147,000   Griffon Corporation+** .....................................     3,234
119,500   Lennox International, Inc. .................................     3,333
                                                                         -------
                                                                          15,105
                                                                         -------
      COMMERCIAL SERVICES & SUPPLIES - 0.8%
191,900   Duratek, Inc.+ .............................................     2,738
                                                                         -------
      TRANSPORTATION - 7.3%
112,700   Alaska Air Group, Inc.+ ....................................     3,553
374,200   AMR Corporation+** .........................................     5,056
302,100   Continental Airlines, Inc., Class B+** .....................     3,912
 97,600   Dampskibsselskabet TORM A/S, ADR** .........................     5,214
108,200   Genesee & Wyoming Inc., Class A+ ...........................     3,468
204,300   OMI Corporation** ..........................................     3,694
                                                                         -------
                                                                          24,897
                                                                         -------
          Total Industrials ..........................................    42,740
                                                                         -------
   INFORMATION TECHNOLOGY - 11.0%
      COMMUNICATIONS EQUIPMENT - 0.9%
 97,300   Bel Fuse Inc., Class B .....................................     2,929
                                                                         -------
      COMPUTERS & PERIPHERALS - 1.5%
202,000   Hutchinson Technology, Inc.+** .............................     5,009
                                                                         -------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
254,600   LeCroy Corporation+ ........................................     3,911
                                                                         -------
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 4.3%
845,100   Axcelis Technologies, Inc.+ ................................     3,676
551,100   Credence Systems Corporation+ ..............................     4,244

                       See Notes to Financial Statements.

SMALL CAP VALUE FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT (CONTINUED)
  223,500   Mattson Technology, Inc.+ ...............................   $  1,763
  380,500   OmniVision Technologies, Inc.+** ........................      4,905
                                                                        --------
                                                                          14,588
                                                                        --------
      SOFTWARE - 3.2%
  786,200   Geac Computer Corporation Ltd. (F)+ .....................      6,982
  519,400   RealNetworks, Inc.+ .....................................      4,051
                                                                        --------
                                                                          11,033
                                                                        --------
            Total Information Technology ............................     37,470
                                                                        --------
   MATERIALS - 10.4%
  207,200   Century Aluminum Company+ ...............................      3,767
   64,000   Headwaters, Inc.+** .....................................      2,038
  199,300   Inmet Mining Corporation (F) ............................      3,332
2,632,700   Kingsgate Consolidated Ltd. (F) .........................      8,064
  298,800   Metal Management, Inc. ..................................      7,234
3,773,400   Minara Resources Ltd. (F) ...............................      4,781
  439,900   Randgold Resources Ltd., ADR+ ...........................      5,991
                                                                        --------
            Total Materials .........................................     35,207
                                                                        --------
   TELECOMMUNICATION SERVICES - 2.9%
  270,400   Asia Satellite Telecommunications
            Holdings Ltd., Sponsored ADR ............................      4,637
  202,800   USA Mobility, Inc.+ .....................................      5,072
                                                                        --------
            Total Telecommunication Services ........................      9,709
                                                                        --------
   UTILITIES - 0.7%
   81,700   Suburban Propane Partners LP** ..........................      2,297
                                                                        --------
            Total Common Stocks
               (Cost $251,347) ......................................    270,571
                                                                        --------
CANADIAN INCOME TRUSTS - 6.0%
   ENERGY - 3.2%
  150,400   Harvest Energy Trust (F)** ..............................      4,268
  217,500   Vermilion Energy Trust (F) ..............................      4,814
   67,200   Zargon Energy Trust (F) .................................      1,661
                                                                        --------
            Total Energy ............................................     10,743
                                                                        --------
   CONSUMER DISCRETIONARY - 2.1%
      FOOD, BEVERAGE & TOBACCO - 2.1%
  366,300   Arctic Glacier Income Fund ..............................      2,977
  460,400   Connors Brothers Income Fund (F) ........................      4,292
                                                                        --------
            Total Consumer Discretionary ............................      7,269
                                                                        --------
   MATERIALS - 0.7%
  218,200   TimberWest Forest Corporation (F) .......................      2,483
                                                                        --------
            Total Canadian Income Trusts
               (Cost $18,570) .......................................     20,495
                                                                        --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.3%
   22,200   Alexandria Real Estate Equities, Inc. ...................      1,795
  106,000   Entertainment Properties Trust ..........................      4,251
  290,800   Equity Inns, Inc. .......................................      3,792
   50,300   Sovran Self Storage, Inc.** .............................   $  2,340
  227,500   Winston Hotels, Inc. ....................................      2,345
                                                                        --------
            Total REITs
               (Cost $12,056) .......................................     14,523
                                                                        --------
INCOME DEPOSIT SECURITIES - 1.9%
      CAPITAL GOODS - 1.9%
  770,000   New Flyer Industries Inc. (F)++ .........................      5,379
  129,600   New Flyer Industries Inc. (F) ...........................        905
                                                                        --------
                                                                           6,284
                                                                        --------
            Total Income Deposit Securities
               (Cost $7,456) ........................................      6,284
                                                                        --------
CONTRACTS
---------
PURCHASED PUT OPTIONS - 2.9%
   10,730   iShares Russell 2000 Index,
               Expires January 2007 @ $56 ...........................      2,522
   29,250   iShares Russell 2000 Index,
               Expires January 2007 @ $49 ...........................      3,144
   10,300   iShares Russell 2000 Index,
               Expires January 2008 @ $55 ...........................      3,090
   20,000   NASDAQ-100 Index,
               Expires January 2007 @ $30 ...........................      1,200
                                                                        --------
            Total Purchased Put Options
               (Cost $10,830) .......................................      9,956
                                                                        --------

PRINCIPAL
 AMOUNT
 (000S)
---------
REPURCHASE AGREEMENT - 4.5%
   (Cost $15,121)
$15,121   Agreement with Credit Suisse First Boston
             Corporation, 3.930% dated 10/31/2005, to be
             repurchased at $15,123,000 on 11/01/2005
             (Collateralized by U.S. Treasury Obligations,
             having various interest rates and maturities,
             market value $15,437,000) ..............................     15,121
                                                                        --------
SHORT-TERM INVESTMENT - 11.7%
   (Cost $39,799)
 39,799   Mellon GSLDBT II
             Collateral Fund+++ .....................................     39,799
                                                                        --------
TOTAL INVESTMENTS (Cost $355,179*) .........................   111.0%    376,749
OTHER ASSETS (LIABILITIES) (NET) ...........................   (11.0)    (37,447)
                                                               -----    --------
NET ASSETS .................................................   100.0%   $339,302
                                                               =====    ========

----------
*    Aggregate cost for federal tax purposes is $354,358.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $38,356,000, representing 11.3% of the total net assets of the Fund (Collateral value $39,799,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

SMALL CAP GROWTH FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                  (000S)
-------                                                                  -------
COMMON STOCKS - 96.2%
   CONSUMER DISCRETIONARY - 14.4%
      CONSUMER DURABLES & APPAREL - 4.7%
 50,880   Carter's, Inc.+ ............................................   $ 3,213
 44,748   Charles & Colvard Ltd.** ...................................     1,038
175,248   Coach, Inc.+ ...............................................     5,640
 58,469   Desarrolladora Homex SA de CV, ADR+ ........................     1,748
 57,200   Volcom, Inc.+ ..............................................     1,749
114,341   Warnaco Group, Inc.+ .......................................     2,593
                                                                         -------
                                                                          15,981
                                                                         -------
      CONSUMER SERVICES - 2.7%
 70,500   BJ's Restaurants Inc.+ .....................................     1,530
 65,300   Cheesecake Factory, Inc.+** ................................     2,241
 55,912   Ctrip.com International Ltd., ADR+ .........................     3,217
 78,646   Sonic Corporation+ .........................................     2,276
                                                                         -------
                                                                           9,264
                                                                         -------
      MEDIA - 1.3%
163,500   Focus Media Holding Ltd., ADR+ .............................     4,293
                                                                         -------
      RETAILING - 5.7%
 55,119   America's Car-Mart, Inc.+ ..................................       891
 17,709   Audible, Inc.+** ...........................................       185
 51,252   Blue Nile, Inc.+** .........................................     1,838
 57,239   Guitar Center, Inc.+ .......................................     2,983
176,859   Hibbett Sporting Goods, Inc.+ ..............................     4,639
107,381   Stamps.com, Inc.+ ..........................................     2,165
 33,089   Tractor Supply Company+ ....................................     1,605
169,164   Urban Outfitters, Inc.+ ....................................     4,792
                                                                         -------
                                                                          19,098
                                                                         -------
          Total Consumer Discretionary ...............................    48,636
                                                                         -------
   CONSUMER STAPLES - 1.9%
      FOOD & STAPLES RETAILING - 1.1%
 96,314    Central European Distribution Corporation+** ..............     3,834
                                                                         -------
      HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
 44,247    Parlux Fragrances, Inc.+** ................................     1,025
 36,662    USANA Health Sciences, Inc.+ ..............................     1,614
                                                                         -------
                                                                           2,639
                                                                         -------
          Total Consumer Staples .....................................     6,473
                                                                         -------
      ENERGY - 6.1%
 81,224   ATPOil & Gas Corporation+** ................................     2,577
 93,100   Bronco Drilling Company, Inc.+ .............................     2,257
178,061   Carrizo Oil & Gas, Inc.+ ...................................     4,619
 37,900   Dril-Quip, Inc.+ ...........................................     1,550
215,100   Input/Output, Inc.+** ......................................     1,652
 15,500   Lufkin Industries, Inc. ....................................       721
 21,700   SEACOR Holdings Inc.+ ......................................     1,554
 86,037   Veritas DGC, Inc.+ .........................................   $ 2,771
 43,500   W-H Energy Services, Inc.+ .................................     1,318
 36,056   Whiting Petroleum Corporation+ .............................     1,462
                                                                         -------
          Total Energy ...............................................    20,481
                                                                         -------
   FINANCIALS - 4.4%
      BANKS - 1.7%
 79,900   Brookline Bancorp, Inc. ....................................     1,123
 21,157   Mercantile Bank Corporation ................................       807
 70,300   Midwest Banc Holdings, Inc.** ..............................     1,578
 80,500   Signature Bank+ ............................................     2,334
                                                                         -------
                                                                           5,842
                                                                         -------
      DIVERSIFIED FINANCIALS - 1.1%
 86,384   First Cash Financial Services, Inc.+ .......................     2,265
156,600   TradeStation Group, Inc.+ ..................................     1,563
                                                                         -------
                                                                           3,828
                                                                         -------
      INSURANCE - 1.6%
152,700   American Equity Investment Life
          Holding Company** ..........................................     1,778
 73,706   Delphi Financial Group, Inc., Class A ......................     3,452
                                                                         -------
                                                                           5,230
                                                                         -------
           Total Financials ..........................................    14,900
                                                                         -------
   HEALTH CARE - 28.1%
      HEALTH CARE EQUIPMENT & SERVICES - 13.9%
122,591   Adeza Biomedical Corporation+ ..............................     2,090
 50,214   Advisory Board Company+ ....................................     2,423
188,700   Align Technology, Inc.+** ..................................     1,393
 39,022   American Healthways, Inc.+ .................................     1,583
155,231   Animas Corporation+** ......................................     2,554
 73,416   ArthroCare Corporation+** ..................................     2,697
 58,080   Aspect Medical Systems, Inc.+ ..............................     1,895
 36,329   Centene Corporation+** .....................................       732
153,132   Conceptus, Inc.+** .........................................     1,573
 55,000   Conor Medsystems, Inc.+ ....................................     1,234
 88,700   HealthExtras, Inc.+ ........................................     1,867
 23,053   Hologic, Inc.+ .............................................     1,278
101,800   Immucor, Inc.+ .............................................     2,639
 62,207   IntraLase Corporation+ .....................................       962
 82,852   Kyphon, Inc.+ ..............................................     3,321
 32,284   Laserscope+ ................................................       872
 71,684   LCA-Vision, Inc. ...........................................     3,011
 77,558   LHC Group, Inc.+ ...........................................     1,256
 90,852   Merge Technologies, Inc.+** ................................     2,096
 84,900   Micrus Endovascular Corporation+ ...........................       727
  8,000   Quidel Corporation+ ........................................        93
115,795   SFBC International, Inc.+ ..................................     4,937
 64,125   Syneron Medical Ltd.+ ......................................     2,305
 82,817   Ventiv Health, Inc.+ .......................................     2,090
127,619   VNUS Medical Technologies, Inc.+** .........................     1,305
                                                                         -------
                                                                          46,933
                                                                         -------

                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                  (000S)
-------                                                                  -------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
      PHARMACEUTICALS & BIOTECHNOLOGY - 14.2%
 81,600   Adams Respiratory Therapeutics, Inc.+ ......................   $ 3,052
 46,000   Amylin Pharmaceuticals, Inc.+** ............................     1,546
121,573   Anika Therapeutics, Inc.+ ..................................     1,500
139,400   CV Therapeutics, Inc.+** ...................................     3,493
 55,938   Digene Corporation+ ........................................     1,689
169,900   Encysive Pharmaceuticals, Inc.+ ............................     1,784
 82,235   First Horizon Pharmaceutical Corporation+ ..................     1,187
 28,200   ICU Medical, Inc.+ .........................................       984
122,700   Keryx Biopharmaceuticals, Inc.+** ..........................     1,773
 93,329   Kos Pharmaceuticals, Inc.+ .................................     5,600
228,809   LifeCell Corporation+ ......................................     3,707
 36,321   Medicis Pharmaceutical Corporation, Class A** ..............     1,071
132,844   MGI Pharma, Inc.+** ........................................     2,492
143,700   Nastech Pharmaceutical Company Inc.+ .......................     1,917
129,534   Nektar Therapeutics+** .....................................     1,951
 92,157   Protein Design Labs, Inc.+** ...............................     2,582
 72,747   Rigel Pharmaceuticals, Inc.+ ...............................     1,633
106,916   Salix Pharmaceuticals Ltd.+** ..............................     1,918
 46,200   SeraCare Life Sciences, Inc.+ ..............................       941
 95,639   United Therapeutics Corporation+** .........................     7,064
                                                                         -------
                                                                          47,884
                                                                         -------
          Total Health Care ..........................................    94,817
                                                                         -------
   INDUSTRIALS - 11.2%
      CAPITAL GOODS - 6.6%
147,720   A.S.V., Inc.+** ............................................     3,448
 40,964   American Science & Engineering, Inc.+ ......................     2,355
 35,800   Bucyrus International, Inc. ................................     1,487
143,980   Ceradyne, Inc.+ ............................................     5,644
 36,200   ESCO Technologies Inc.+ ....................................     1,566
 57,975   Lincoln Electric Holdings, Inc. ............................     2,294
 13,623   MTC Technologies, Inc.+ ....................................       440
 70,100   NCI Building Systems, Inc.+ ................................     2,883
151,821   TurboChef Technologies, Inc.+** ............................     2,065
                                                                         -------
                                                                          22,182
                                                                         -------
      COMMERCIAL SERVICES & SUPPLIES - 2.9%
 38,658   CRA International Inc.+ ....................................     1,711
 91,216   LECG Corporation+ ..........................................     2,015
 57,300   Portfolio Recovery Associates, Inc.+ .......................     2,229
103,200   Resources Connection, Inc.+ ................................     2,947
 75,300   TRM Corporation+** .........................................     1,017
                                                                         -------
                                                                           9,919
                                                                         -------
      TRANSPORTATION - 1.7%
 71,816   Knight Transportation, Inc. ................................     1,954
 48,872   Old Dominion Freight Line, Inc.+ ...........................     1,730
 94,300   Universal Truckload Services, Inc.+ ........................     1,900
                                                                         -------
                                                                           5,584
                                                                         -------
          Total Industrials ..........................................    37,685
                                                                         -------
   INFORMATION TECHNOLOGY - 28.8%
      COMMUNICATIONS EQUIPMENT - 6.8%
176,499   AudioCodes Ltd.+** .........................................   $ 1,989
 53,682   Blue Coat Systems, Inc.+ ...................................     2,523
 43,117   Comtech Telecommunications Corporation+ ....................     1,654
439,273   Glenayre Technologies, Inc.+ ...............................     1,656
152,482   Ixia+ ......................................................     1,924
186,900   NMS Communications Corporation+ ............................       654
141,262   Openwave Systems Inc.+ .....................................     2,524
 89,106   Orckit Communications Ltd.+** ..............................     1,906
124,400   Polycom, Inc.+ .............................................     1,903
173,400   Redback Networks Inc.+ .....................................     1,823
 52,812   SafeNet, Inc.+ .............................................     1,752
184,300   Symmetricom, Inc.+ .........................................     1,469
 94,800   Tekelec+ ...................................................     1,301
                                                                         -------
                                                                          23,078
                                                                         -------
      COMPUTERS & PERIPHERALS - 0.8%
 81,911   M-Systems Flash Disk Pioneers Ltd.+                              2,596
                                                                         -------
      INTERNET SOFTWARE & SERVICES - 8.6%
128,500   Akamai Technologies, Inc.+** ...............................     2,228
299,899   aQuantive, Inc.+** .........................................     6,493
 39,700   F5 Networks, Inc.+ .........................................     2,066
108,400   HouseValues, Inc.+** .......................................     1,596

137,679   Jupitermedia Corporation+ ..................................     2,340
123,091   Marchex, Inc., Class B+** ..................................     2,074
285,032   MatrixOne, Inc.+ ...........................................     1,437
143,500   Secure Computing Corporation+ ..............................     1,719
220,172   ValueClick, Inc.+ ..........................................     3,853
 62,000   Websense, Inc.+ ............................................     3,663
 97,900   WebSideStory, Inc.+ ........................................     1,702
                                                                         -------
                                                                          29,171
                                                                         -------
   IT SERVICES - 2.1%
162,124   Euronet Worldwide, Inc.+ ...................................     4,556
160,024   RightNow Technologies, Inc.+ ...............................     2,435
                                                                         -------
                                                                           6,991
                                                                         -------
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 5.7%
 50,755   Cymer, Inc.+ ...............................................     1,769
 51,700   FormFactor Inc.+ ...........................................     1,273
 11,200   Ikanos Communications+ .....................................       176
137,100   Integrated Device Technology, Inc.+ ........................     1,354
146,852   O2Micro International Ltd.+ ................................     1,924
 81,724   Power Integrations, Inc.+ ..................................     1,725
 45,000   Semtech Corporation+ .......................................       679
140,100   Silicon Motion Technology Corporation, ADR+ ................     2,015
 62,000   SiRF Technology Holdings, Inc.+ ............................     1,599
 13,400   Supertex, Inc.+ ............................................       491
109,884   Tessera Technologies, Inc.+ ................................     3,066
101,400   Trident Microsystems, Inc.+ ................................     3,068
                                                                         -------
                                                                          19,139
                                                                         -------

                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                  (000S)
-------                                                                 --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SOFTWARE - 4.8%
159,056   Agile Software Corporation+ ...............................   $  1,129
138,600   Concur Technologies, Inc.+ ................................      1,872
 87,100   Informatica Corporation+ ..................................      1,037
133,900   Micromuse Inc.+ ...........................................        960
198,336   Online Resources Corporation+ .............................      2,380
115,093   PDF Solutions, Inc.+ ......................................      1,714
 84,700   SERENA Software, Inc.+ ....................................      1,854
194,471   SupportSoft, Inc.+ ........................................        780
 43,587   TALX Corporation ..........................................      1,723
238,700   TIBCO Software Inc.+ ......................................      1,812
 90,000   VASCO Data Security International, Inc.+ ..................        961

                                                                         -------
                                                                          16,222
                                                                         -------

                                                                         -------
          Total Information Technology ..............................     97,197
                                                                         -------

   TELECOMMUNICATION SERVICES - 1.3%

158,339   InPhonic, Inc.+** .........................................      2,289
105,203   JAMDAT Mobile Inc.+** .....................................      1,938
                                                                         -------
          Total Telecommunication Services ..........................      4,227
                                                                         -------
          Total Common Stocks (Cost $285,049) .......................    324,416
                                                                         -------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%

 52,740   RAIT Investment Trust .....................................      1,401
112,600   Strategic Hotel Capital, Inc. .............................      1,913
                                                                         -------
          Total REITs (Cost $3,466) .................................      3,314
                                                                         -------

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                  (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 2.6%
   (Cost $8,629)
  $ 8,629   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005,
               to be repurchased at $8,630,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities,
               market value $8,809,000) .............................   $  8,629
                                                                        --------
SHORT-TERM INVESTMENT - 13.8%
   (Cost $46,741)
   46,741   Mellon GSL DBT II
               Collateral Fund++ ....................................     46,741
                                                                        --------
TOTAL INVESTMENTS (Cost $343,885*) .........................   113.6%    383,100
OTHER ASSETS (LIABILITIES) (NET) ...........................   (13.6)    (45,727)
                                                               -----    --------
NET ASSETS .................................................   100.0%   $337,373
                                                               =====    ========

----------
*    Aggregate cost for federal tax purposes is $345,337.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $45,581,000, representing 13.5% of the total net assets of the Fund (Collateral value $46,741,000) (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

INTERNATIONAL GROWTH FUND
October 31, 2005

                                                                          VALUE
  SHARES                                                                  (000S)
---------                                                               --------
COMMON STOCKS - 96.9%
   JAPAN - 28.8% ***
   29,310   Advantest Corporation ...................................   $  2,126
  246,000   AEON Company Ltd. .......................................      5,111
   15,247   Aiful Corporation .......................................      1,141
   65,800   Astellas Pharma Inc. ....................................      2,350
   29,000   Bridgestone Corporation .................................        592
   65,800   Canon Inc. ..............................................      3,483
   32,700   Chubu Electric Power Company Inc.** .....................        810
  186,600   Daiichi Sankyo Company, Ltd. ............................      3,382
   87,000   Daiwa House Industry Company Ltd. .......................      1,166
      210   East Japan Railway Company ..............................      1,248
   79,400   FANUC Ltd. ..............................................      6,257
   17,900   Hirose Electric Company Ltd. ............................      2,047
   70,800   Hoya Corporation ........................................      2,458
  190,700   Kansai Electric Power Company Inc. ......................      4,194
   61,000   Kao Corporation .........................................      1,461
      341   Millea Holdings, Inc. ...................................      6,169
  279,300   Mitsubishi Corporation ..................................      5,431
  833,000   Mitsubishi Estate Company Ltd.** ........................     12,314
    1,764   Mitsubishi UFG Financial Group** ........................     22,171
  167,000   Mitsui & Company, Ltd.** ................................      2,051
   89,000   Mitsui Fudosan Company Ltd. .............................      1,457
  247,000   Mitsui Sumitomo Insurance Company Ltd. ..................      3,163
      693   Mizuho Financial Group, Inc. ............................      4,626
   23,000   Murata Manufacturing Company Ltd. .......................      1,153
  118,000   NGK Spark Plug Company, Ltd., of Japan ..................      1,896
   32,000   Nidec Corporation .......................................      1,825
  106,000   Nikon Corporation** .....................................      1,360
   32,900   Nintendo Company Ltd. ...................................      3,689
  205,000   Nippon Electric Glass Company, Ltd. .....................      3,924
    1,133   Nippon Telegraph & Telephone Corporation ................      5,416
  517,000   Nissan Motor Company Ltd. ...............................      5,420
   69,000   Nitto Denko Corporation .................................      4,178
      916   NTT DoCoMo, Inc. ........................................      1,582
  101,000   Obayashi Corporation ....................................        740
   50,000   OMRON Corporation .......................................      1,180
   37,200   ORIX Corporation ........................................      6,975
  180,000   Ricoh Company, Ltd. .....................................      2,861
   43,200   Rohm Company Ltd. .......................................      3,501
   39,000   SECOM Company Ltd. ......................................      1,946
  233,000   Sekisui House Ltd.** ....................................      2,902
   12,100   Shimamura Company Ltd. ..................................      1,552
   66,200   Shin-Etsu Chemical Company Ltd. .........................      3,174
   49,500   SMC Corporation .........................................      6,587
  189,200   SOFTBANK Corporation** ..................................     10,727
  241,000   Sompo Japan Insurance Inc. ..............................      3,622
   37,190   Sony Corporation ........................................      1,215
  498,000   Sumitomo Corporation ....................................      5,567
    2,383   Sumitomo Mitsui Financial Group, Inc.** .................     22,008
  317,500   Suzuki Motor Corporation ................................      5,459
   24,950   T&D Holdings, Inc. ......................................      1,569
   76,900   Takeda Pharmaceutical Company Ltd. ......................      4,215
   29,400   TDK Corporation .........................................      1,982
   69,600   Tokyo Electric Power Company Inc. .......................   $  1,731
   87,900   Tokyo Electron Ltd. .....................................      4,419
  407,000   Tokyo Gas Company Ltd.** ................................      1,601
   37,100   Toyota Motor Corporation (F) ............................      1,720
   81,000   Trend Micro Inc. ........................................      2,541
   45,200   Unicharm Corporation ....................................      2,042
   83,700   USHIO Inc. ..............................................      1,560
    3,024   Yahoo! Japan Corporation ................................      3,225
   58,500   Yamada Denki Company, Ltd.** ............................      5,167
  297,500   Yamato Transport Company Ltd. ...........................      4,900
                                                                        --------
                                                                         242,339
                                                                        --------
   UNITED KINGDOM - 15.8%
   50,900   Anglo American PLC ......................................      1,507
  437,000   ARM Holdings PLC ........................................        838
  156,400   AstraZeneca PLC .........................................      6,997
  152,000   AstraZeneca PLC (F) .....................................      6,816
  110,084   BHP Billiton PLC ........................................      1,620
  212,500   Bradford & Bingley PLC ..................................      1,307
  137,300   Brambles Industries PLC .................................        794
  101,100   British Land Company PLC ................................      1,593
  174,563   Cadbury Schweppes PLC (F) ...............................      1,720
   32,200   Carnival PLC ............................................      1,633
  114,500   Diageo PLC ..............................................      1,691
  633,900   HBOS PLC ................................................      9,364
  253,600   HSBC Holdings PLC .......................................      3,985
  105,600   Johnston Press PLC ......................................        876
  278,400   Lloyds TSB Group PLC ....................................      2,277
   92,000   Northern Rock PLC .......................................      1,294
  426,200   Pearson PLC .............................................      4,740
   35,900   Reckitt Benckiser PLC (F) ...............................      1,085
  672,500   Reed Elsevier PLC .......................................      6,143
  239,000   Rolls-Royce Group PLC ...................................      1,545
7,155,689   Rolls-Royce Group PLC, B Shares .........................         13
  422,900   Royal Bank of Scotland Group PLC++ ......................     11,711
  466,948   Royal Dutch Shell PLC, AShares** ........................     14,399
  163,435   Royal Dutch Shell PLC, B Shares .........................      5,331
   14,900   Royal Dutch Shell PLC, Class A, ADR .....................        924
  140,200   Scottish & Southern Energy PLC ..........................      2,433
  224,000   Standard Chartered PLC ..................................      4,704
  233,900   Tesco PLC ...............................................      1,245
  194,000   TI Automotive Ltd., Class A+# ...........................          0
  530,500   Unilever PLC ............................................      5,367
9,022,019   Vodafone Group PLC (F) ..................................     23,688
   71,600   Wolseley PLC ............................................      1,457
  119,500   Xstrata PLC .............................................      2,738
  153,300   Yell Group PLC ..........................................      1,201
                                                                        --------
                                                                         133,036
                                                                        --------
   FRANCE - 9.0%
   54,995   Accor SA ................................................      2,747
   61,500   AXAGroup ................................................      1,781
  193,700   BNPParibas SA** .........................................     14,692
  193,500   Bouygues SA++ ...........................................      9,550
   26,300   Carrefour SA ............................................      1,170

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2005

                                                                          VALUE
 SHARES                                                                   (000S)
-------                                                                  -------
COMMON STOCKS (CONTINUED)
   FRANCE (CONTINUED)
 24,800   Dassault Systemes SA .......................................   $ 1,281
 28,100   Essilor International SA** .................................     2,314
 33,900   Groupe Danone** ............................................     3,446
 14,698   L'Air Liquide SA ...........................................     2,673
 35,000   L'Oreal SA .................................................     2,574
 33,300   Lafarge SA .................................................     2,734
  3,600   Safran SA ..................................................        72
 10,667   Sanofi-Aventis Group (F) ...................................       850
170,800   Sanofi-Aventis Group (F)** .................................    13,684
 82,587   Schneider Electric SA ......................................     6,787
 17,900   Societe Generale Group** ...................................     2,045
 70,100   STMicroelectronics NV ......................................     1,155
  6,700   Total SA ...................................................     1,686
 53,600   Veolia Environnement SA ....................................     2,231
 62,300   Vivendi Universal SA .......................................     1,961
                                                                         -------
                                                                          75,433
                                                                         -------
   SWITZERLAND - 8.5%
 31,000   Adecco SA ..................................................     1,323
236,782   Compagnie Financiere Richemont AG, A Units .................     9,008
115,462   Credit Suisse Group ........................................     5,107
151,076   Holcim Ltd. ................................................     9,406
 25,131   Nestle SA(F) ...............................................     7,483
296,387   Novartis AG (F) ............................................    15,941
 53,326   Roche Holding AG-Genusschein (F) ...........................     7,967
100,291   Swiss Reinsurance Company ..................................     6,769
 11,589   Swisscom AG ................................................     3,812
 10,500   Synthes, Inc. ..............................................     1,112
 41,956   UBS AG .....................................................     3,577
                                                                         -------
                                                                          71,505
                                                                         -------
   GERMANY - 6.9%
 56,800   Allianz AG .................................................     8,050
 29,400   Altana AG ..................................................     1,661
149,200   Bayer AG ...................................................     5,195
 28,500   Bayerische Motoren Werke (BMW) AG ..........................     1,236
 84,500   DaimlerChrysler AG .........................................     4,229
 32,200   Deutsche Bank AG ...........................................     3,022
 16,137   Deutsche Boerse AG .........................................     1,520
 97,600   Deutsche Post AG ...........................................     2,177
 60,400   E.ON AG ....................................................     5,480
193,900   Infineon Technologies AG+ ..................................     1,812
 42,700   SAP AG .....................................................     7,304
 20,300   SAP AG, Sponsored ADR ......................................       872
154,300   Siemens AG .................................................    11,514
 81,000   Volkswagen AG** ............................................     4,422
                                                                         -------
                                                                          58,494
                                                                         -------
   NETHERLANDS - 6.0%
439,135   ABN AMRO Holding NV ........................................    10,387
320,944   AEGON NV ...................................................     4,840
 37,100   Euronext NV ................................................     1,577
 85,625   Heineken Holding NV ........................................     2,535
198,106   Heineken NV ................................................   $ 6,279
220,614   ING Groep NV ...............................................     6,363
958,800   Koninklijke (Royal) KPN NV .................................     9,111
 50,700   Koninklijke (Royal) Numico NV+ .............................     2,054
 79,400   Reed Elsevier NV ...........................................     1,069
 75,500   TNT NV .....................................................     1,780
 35,200   Unilever NV** ..............................................     2,477
 53,649   VNU NV .....................................................     1,707
                                                                         -------
                                                                          50,179
                                                                         -------
 SPAIN - 4.6%
 40,300   Altadis, SA ................................................     1,710
506,900   Banco Bilbao Vizcaya Argentaria SA** .......................     8,939
573,000   Banco Santander Central Hispano SA** .......................     7,297
 85,000   Iberdrola SA ...............................................     2,276
 61,300   Industria de Diseno Textil SA (Inditex) ....................     1,815
321,700   Repsol YPF SA ..............................................     9,582
454,174   Telefonica SA ..............................................     7,250
                                                                         -------
                                                                          38,869
                                                                         -------
CANADA - 4.5%
153,900   Abitibi-Consolidated Inc.** ................................       476
220,500   Alcan Inc. .................................................     6,947
 72,800   Cameco Corporation .........................................     3,500
 49,800   Canadian Natural Resources Ltd. ............................     2,036
109,131   Falconbridge Ltd.** ........................................     3,062
 86,400   Inco Ltd. (F) ..............................................     3,475
 14,200   Magna International Inc., Class A** ........................       986
 25,800   Manulife Financial Corporation** ...........................     1,343
 81,100   Methanex Corporation .......................................     1,312
 30,100   National Bank of Canada** ..................................     1,507
 64,400   Potash Corporation of Saskatchewan Inc. ....................     5,279
 44,800   Suncor Energy Inc. .........................................     2,397
134,900   TELUS Corporation** ........................................     5,061
 19,000   Thomson Corporation** ......................................       645
                                                                         -------
                                                                          38,026
                                                                         -------
   AUSTRALIA - 1.9% ***
195,100   Amcor Ltd. .................................................       976
 52,082   Australia & New Zealand Banking Group Ltd. .................       919
130,278   Brambles Industries Ltd.** .................................       826
147,209   Insurance Australia Group Ltd. .............................       572
169,100   Promina Group Ltd. .........................................       614
176,757   QBE Insurance Group Ltd. ...................................     2,359
329,460   Rinker Group Ltd. ..........................................     3,738
 55,300   Wesfarmers Ltd. ............................................     1,480
 81,200   Westpac Banking Corporation ................................     1,262
264,991   Woolworths Ltd. ............................................     3,238
                                                                         -------
                                                                          15,984
                                                                         -------
   SWEDEN - 1.5%
 92,100   Assa Abloy AB, B Shares ....................................     1,319
128,100   Atlas Copco AB, Class A ....................................     2,341
 35,400   Sandvik AB .................................................     1,703

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2005

                                                                         VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   SWEDEN (CONTINUED)
2,012,000   Telefonaktiebolaget LM Ericsson, B Shares ...............   $  6,593
   34,000   Telefonaktiebolaget LM Ericsson, Sponsored ADR ..........      1,116
                                                                        --------
                                                                          13,072
                                                                        --------
   HONG KONG - 1.5% ***
2,608,000   CNOOC Ltd. ..............................................      1,715
  836,000   Hang Lung Group Ltd. ....................................      1,545
  850,000   Hang Lung Properties Ltd. ...............................      1,222
  911,500   Johnson Electric Holdings Ltd. ..........................        825
1,780,000   Li & Fung Ltd. ..........................................      3,820
2,408,000   PCCW Ltd. ...............................................      1,477
  181,000   Sung Hung Kai Properties Ltd. ...........................      1,718
                                                                        --------
                                                                          12,322
                                                                        --------
   MEXICO - 1.2%
  387,000   America Movil SA de CV, Series L, ADR ...................     10,159
                                                                        --------
   SOUTH KOREA - 1.1% ***
   17,616   Samsung Electronics Company Ltd. ........................      9,379
                                                                        --------
   SOUTH AFRICA - 1.0%
  258,000   Sasol Ltd. ..............................................      8,145
                                                                        --------
   SINGAPORE - 0.8% ***
  149,000   DBS Group Holdings Ltd. .................................      1,349
3,252,675   Singapore Telecommunications Ltd.++ .....................      4,456
  122,000   United Overseas Bank Ltd. ...............................        996
   12,200   United Overseas Land Ltd.** .............................         17
                                                                        --------
                                                                           6,818
                                                                        --------
   DENMARK - 0.6%
   51,800   Novo Nordisk A/S, Class B ...............................      2,659
   38,300   TDC A/S .................................................      2,146
                                                                        --------
                                                                           4,805
                                                                        --------
   BELGIUM - 0.5%
   31,200   Fortis ..................................................        888
   63,600   SES GLOBAL, FDR .........................................        996
   51,400   UCB Group SA ............................................      2,542
                                                                        --------
                                                                           4,426
                                                                        --------
   AUSTRIA - 0.4%
   23,600   Erste Bank der oesterreichischen Sparkassen AG ..........      1,228
   11,900   Raiffeisen International Bank Holding AG+** .............        749
   58,808   Telekom Austria AG ......................................      1,217
                                                                        --------
                                                                           3,194
                                                                        --------
   FINLAND - 0.3%
  101,100   Nokia Oyj ...............................................      1,694
   95,500   Stora Enso Oyj - R Shares ...............................      1,222
                                                                        --------
                                                                           2,916
                                                                        --------
   ITALY - 0.3%
  108,850   Eni SpA** ...............................................   $  2,914
                                                                        --------
   TAIWAN - 0.3% ***
  351,596   Taiwan Semiconductor Manufacturing
               Company Ltd., Sponsored ADR ..........................      2,841
                                                                        --------
   NORWAY - 0.3%
  127,700   DnB NOR ASA .............................................      1,305
   76,714   Norske Skogindustrier ASA** .............................      1,092
                                                                        --------
                                                                           2,397
                                                                        --------
   IRELAND - 0.3%
   93,268   CRH PLC .................................................      2,332
                                                                        --------
   BRAZIL - 0.2%
   43,591   Companhia Vale do Rio Doce, ADR .........................      1,802
                                                                        --------
   INDIA - 0.2%
   24,000   Infosys Technologies Ltd., Sponsored ADR ................      1,632
                                                                        --------
   GREECE - 0.2%
   52,000   Opap SA .................................................      1,505
                                                                        --------
   PORTUGAL - 0.1%
  100,000   Portugal Telecom, SGPS, SA ..............................        904
                                                                        --------
   UNITED STATES - 0.1%
   60,197   News Corporation (F), CDI ...............................        846
                                                                        --------
   RUSSIA - 0.0%
   10,700   YUKOS, ADR+** ...........................................         47
                                                                        --------
            Total Common Stocks (Cost $656,645) .....................    816,321
                                                                        --------

PREFERRED STOCK - 0.0%
   (Cost $51)
      SOUTH KOREA - 0.0% ***
      900   Samsung Electronics Company Ltd. ........................        369
                                                                        --------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2005

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                  (000S)
---------                                                               --------
CONVERTIBLE BONDS - 0.1%
   (Cost $605)
SWITZERLAND - 0.1%
 $    826   Credit Suisse Group Financial,
               Conv. Jr. Bond,
               6.000% due 12/23/2005 ................................   $    987
                                                                        --------

REPURCHASE AGREEMENT - 2.7%
   (Cost $22,400)
   22,400   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005,
               to be repurchased at $22,402,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities,
               market value $22,867,000) ............................     22,400
                                                                        --------
SHORT-TERM INVESTMENT - 13.4%
   (Cost $112,523)
  112,523   Mellon GSL DBT II
               Collateral Fund+++ ...................................    112,523
                                                                        --------

TOTAL INVESTMENTS (Cost $792,224*) .........................   113.1%    952,600
OTHER ASSETS (LIABILITIES) (NET) ...........................   (13.1)   (110,462)
                                                               -----    --------
NET ASSETS .................................................   100.0%   $842,138
                                                               =====    ========

----------
*    Aggregate cost for federal tax purposes is $801,531.

** Some or all of these securities are on loan at October 31, 2005, and have an aggregate market value of $95,563,000, representing 11.4% of the total net assets of the Fund (Collateral value $112,523,000) (See Note 7 to Financial Statements).

*** Investments in the areas of the Pacific Rim at October 31, 2005, are 34.4% of the total net assets of the Fund.

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

# Security is restricted and illiquid. It was acquired on October 30, 2001, and has a value of $0.00 per Fund share at October 31, 2005.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
October 31, 2005

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                              CONTRACTS TO RECEIVE
                                     (000S)

                                                         NET
                                                     UNREALIZED
                                          IN        APPRECIATION/
EXPIRATION     LOCAL       VALUE IN    EXCHANGE    (DEPRECIATION)
   DATE       CURRENCY      U.S. $    FOR U.S. $    OF CONTRACTS
----------   -----------   --------   ----------   --------------
11/01/2005   CAD     315       267         269         $  (2)
11/01/2005   JPY  18,206       156         157            (1)
11/02/2005   JPY  17,801       153         154            (1)
12/20/2005   GBP   4,033     7,135       7,092            43
01/10/2006   JPY 437,454     3,790       4,050          (260)
01/12/2006   GBP     827     1,462       1,443            19
01/24/2006   GBP   3,074     5,438       5,434             4
                                                          --
                                                       -----
                                                       $(198)
                                                       =====

                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
                                     (000S)

                                                           NET
                                                       UNREALIZED
                                            IN        APPRECIATION/
EXPIRATION        LOCAL      VALUE IN    EXCHANGE    (DEPRECIATION)
  DATE          CURRENCY      U.S. $    FOR U.S. $    OF CONTRACTS
----------   -------------   --------   ----------   --------------
11/01/2005   CAD        70         59         59          $ --
11/01/2005   EUR       885      1,060      1,074            14
11/01/2005   GBP        12         21         21            --
11/02/2005   CAD        36         31         31            --
11/04/2005   AUD       283        212        212            --
11/04/2005   JPY    36,375        312        312            --
12/19/2005   CHF     2,146      1,672      1,727            55
12/20/2005   CHF    13,138     10,239     10,238            (1)
01/10/2006   JPY   437,454      3,790      3,991           201
01/12/2006   CHF     1,845      1,441      1,443             2
01/24/2006   CAD     6,435      5,462      5,434           (28)
04/07/2006   EUR     3,253      3,933      3,931            (2)
                                                          ----
                                                          $241
                                                          ----
Net Unrealized Appreciation of Forward Foreign
   Currency Contracts.............................        $ 43
                                                          ====

AT OCTOBER 31, 2005, SECTOR DIVERSIFICATION IS AS FOLLOWS (UNAUDITED):

                                                         % OF        VALUE
SECTOR DIVERSIFICATION                                NET ASSETS    (000S)
---------------------------------------------------   ----------   ---------
COMMON STOCKS:
Banks .............................................      17.6%     $ 147,828
Telecommunication Services ........................      10.0         84,352
Materials .........................................       8.8         73,842
Pharmaceuticals & Biotechnology ...................       7.9         67,403
Energy ............................................       5.8         49,176
Capital Goods .....................................       5.6         47,185
Insurance .........................................       4.9         40,851
Food, Beverage & Tobacco ..........................       3.9         33,042
Semiconductors & Semiconductor Equipment ..........       3.4         28,611
Automobiles & Components ..........................       2.9         24,064
Utilities .........................................       2.5         20,756
Media .............................................       2.4         20,184
Real Estate Investment Trusts (REITs) .............       2.4         19,849
Retailing .........................................       2.2         18,922
Internet Software & Services ......................       2.2         18,125
Consumer Durables & Apparel .......................       2.1         17,980
Diversified Financials ............................       2.1         17,576
Commercial Services & Supplies ....................       1.8         14,854
Electronic Equipment & Instruments ................       1.3         11,025
Software ..........................................       1.1          9,457
Communications Equipment ..........................       1.1          9,403
Transportation ....................................       0.9          7,928
Other .............................................       4.0         33,908
                                                        -----      ---------
TOTAL COMMON STOCKS ...............................      96.9        816,321
PREFERRED STOCK ...................................       0.0            369
CONVERTIBLE BONDS .................................       0.1            987
REPURCHASE AGREEMENT ..............................       2.7         22,400
SHORT-TERM INVESTMENT .............................      13.4        112,523
                                                        -----      ---------
TOTAL INVESTMENTS .................................     113.1        952,600
OTHER ASSETS (LIABILITIES) (NET) ..................     (13.1)      (110,462)
                                                        -----      ---------
NET ASSETS ........................................     100.0%     $ 842,138
                                                        =====      =========

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
AUD -- Australian Dollar
CAD -- Canadian Dollar
CDI -- CHESS Depositary Interest
CHF -- Swiss Franc
EUR -- EURO
(F) -- Foreign Shares
FDR -- Fiduciary Depositary Receipt
GBP -- Great Britain Pound Sterling
JPY -- Japanese Yen

                       See Notes to Financial Statements.

Portfolio of Investments

SHORT TERM INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES - 53.3%
   FINANCIAL SERVICES - 10.5%
$6,000   Berkshire Hathaway Inc., Note,
            3.375% due 10/15/2008 ....................................   $ 5,766
 1,500   CIT Group Inc., Sr. Note,
            7.375% due 04/02/2007 ....................................     1,552
 3,750   Countrywide Home Loans, Inc.,
            Company Guarantee, Series K,
            5.500% due 02/01/2007 ....................................     3,777
 2,500   Goldman Sachs Group, Inc., Note,
            4.125% due 01/15/2008 ....................................     2,463
         Household Finance Corporation, Note:
 3,500      5.750% due 01/30/2007 ....................................     3,540
 1,500      7.875% due 03/01/2007 ....................................     1,558
 2,000   Nuveen Investments, Sr. Note,
            5.000% due 09/15/2010 ....................................     1,961
 3,500   Rollins Truck Leasing Corporation, Deb.,
            8.375% due 02/15/2007 ....................................     3,640
 4,000   SLM Corporation, MTN,
            4.000% due 01/15/2009 ....................................     3,885
                                                                         -------
                                                                          28,142
                                                                         -------
   BANKS - 8.4%
 5,750   Fifth Third Bank, Note,
            2.700% due 01/30/2007 ....................................     5,600
 3,000   JPMorgan Chase & Company, Note,
            5.350% due 03/01/2007 ....................................     3,023
 3,500   MBNA America Bank N.A., Note,
            6.500% due 06/20/2006 ....................................     3,541
 5,000   SB Treasury Company LLC, Bond,
            9.400% to 06/30/2008;
            10.925% due 12/29/2049** .................................     5,481
 5,000   U.S. Bank N.A., Note,
            2.850% due 11/15/2006 ....................................     4,889
                                                                         -------
                                                                          22,534
                                                                         -------
   REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 6.0%
 4,000   CPG Partners LP, Note,
            3.500% due 03/15/2009 ....................................     3,799
 4,250   Developers Diversified Realty Corporation,
            Sr. Note,
            6.625% due 01/15/2008 ....................................     4,367
 4,000   Duke-Weeks Realty Corporation, Note,
            7.375% due 08/01/2007 ....................................     4,165
 3,750   EOP Operating LP, Note,
            7.750% due 11/15/2007 ....................................     3,953
                                                                         -------
                                                                          16,284
                                                                         -------
   CABLE TV - 4.2%
 4,000   AOL Time Warner Inc., Note,
            6.150% due 05/01/2007 ....................................     4,071
 4,000   Cox Enterprises, Inc., Note,
            4.375% due 05/01/2008** ..................................     3,911
 3,000   Univision Communications Inc.,
            Company Guarantee,
            7.850% due 07/15/2011 ....................................     3,294
                                                                         -------
                                                                          11,276
                                                                         -------
   GAMING/LEISURE - 3.9%
$5,750   Carnival Corporation, Company Guarantee,
            3.750% due 11/15/2007 ....................................   $ 5,626
 5,000   Harrah's Operating Company, Inc., Company Guarantee,
            5.500% due 07/01/2010 ....................................     4,970
                                                                         -------
                                                                          10,596
                                                                         -------
   UTILITIES - 3.8%
 4,000   Constellation Energy Group, Inc., Note,
            6.350% due 04/01/2007 ....................................     4,077
 1,650   Pacific Gas & Electric Company,
            First Mortgage,
            3.600% due 03/01/2009 ....................................     1,579
 1,650   Sempra Energy, Note,
            4.750% due 05/15/2009 ....................................     1,621
 2,750   Texas-New Mexico Power Company,
            Sr. Note,
            6.250% due 01/15/2009 ....................................     2,829
                                                                         -------
                                                                          10,106
                                                                         -------
   HEALTH CARE - 3.5%
 5,500   Amgen Inc., Sr. Note,
            4.000% due 11/18/2009 ....................................     5,329
 4,000   Cardinal Health, Inc., Note,
            6.250% due 07/15/2008 ....................................     4,110
                                                                         -------
                                                                           9,439
                                                                         -------
   AUTO MANUFACTURING & PARTS - 3.3%
 4,000   Ford Motor Credit Company, Note,
            6.500% due 01/25/2007 ....................................     3,954
 5,000   Toyota Motor Credit Corporation, Note,
            5.650% due 01/15/2007 ....................................     5,036
                                                                         -------
                                                                           8,990
                                                                         -------
   FOOD - 2.8%
 2,000   ConAgra Inc., Sr. Note,
            9.875% due 11/15/2005 ....................................     2,004
 1,500   CVS Corporation, Note,
            4.000% due 09/15/2009 ....................................     1,444
 4,000   Safeway Inc., Sr. Note,
            6.150% due 03/01/2006 ....................................     4,010
                                                                         -------
                                                                           7,458
                                                                         -------
   SERVICES - 2.4%
 3,500   PHH Corporation, Note,
            6.000% due 03/01/2008 ....................................     3,550
 3,000   Sealed Air Corporation,
            Conv. Sr. Note,
            3.000% due 06/30/2033** ..................................     2,914
                                                                         -------
                                                                           6,464
                                                                         -------
   TELECOMMUNICATIONS - 1.9%
 1,500   TELUS Corporation, Note,
            7.500% due 06/01/2007 ....................................     1,558
 3,500   Verizon Global Funding Corporation, Note,
            4.000% due 01/15/2008 ....................................     3,435
                                                                         -------
                                                                           4,993
                                                                         -------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
   AIRLINES - 1.5%
$4,000   Southwest Airlines Company,
            Pass-through Certificates,
            5.496% due 11/01/2006 ...................................   $  4,030
                                                                        --------
   DIVERSIFIED MANUFACTURING - 0.7%
 2,000   United Technologies Corporation, Note,
            4.375% due 05/01/2010 ...................................      1,962
                                                                        --------
   AEROSPACE/DEFENSE - 0.4%
 1,000   Boeing Capital Corporation, Sr. Note,
            5.650% due 05/15/2006 ...................................      1,007
                                                                        --------
         Total Corporate Bonds and Notes
            (Cost $145,113) .........................................    143,281
                                                                        --------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMOS) - 16.2%
 4,000   Banc of America Mortgage Securities, Inc.,
            Pass-through Certificates,
            Series 2003-6, Class 1A30,
            4.750% due 08/25/2033 ...................................      3,912
 4,654   Cendant Mortgage Corporation,
            Series 2003-3P, Class A1,
            5.500% due 04/25/2020** .................................      4,639
 4,840   Chase Mortgage Finance Corporation,
            Series 2005-S1, Class 1A8,
            5.500% due 05/25/2035 ...................................      4,838
 2,820   Credit Suisse First Boston Mortgage
            Securities Corporation, Pass-through
            Certificates, Series 2003-29, Class 4A1,
            6.000% due 12/25/2033 ...................................      2,850
         Federal Home Loan Mortgage Corporation:
 4,022      Series 2442, Class PG,
            6.000% due 06/15/2030 ...................................      4,061
 3,102      Series 2552, Class KB,
            4.250% due 06/15/2027 ...................................      3,083
 1,999      Series 2575, Class LM,
            4.500% due 05/15/2032 ...................................      1,972
 5,000      Series 2811, Class NU,
            4.500% due 05/15/2030 ...................................      4,824
         Federal National Mortgage Association:
 1,549      Series 2002-58, Class HB,
            5.500% due 11/25/2015 ...................................      1,553
 5,401      Series 2005-100, Class QA,
            5.000% due 11/25/2035 ...................................      5,322
 2,727   Government National Mortgage
            Association, Series 2002-70, Class PA,
            4.500% due 08/20/2032 ...................................      2,651
 3,860   GSR Mortgage Loan Trust,
            Pass-through Certificates,
            Series 2005-1F, Class 2A1,
            6.000% due 02/25/2035 ...................................      3,897
                                                                        --------

         Total CMOs
            (Cost $44,370) ..........................................     43,602
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.1%
         Federal Home Loan Bank, Bond:
$4,000      1.875% due 06/15/2006 ...................................   $  3,938
 4,000      2.500% due 12/15/2005 ...................................      3,991
         Federal Home Loan Mortgage Corporation:
 3,500      Bond,
            3.250% due 02/25/2008 ...................................      3,390
 1,000      Note,
            4.125% due 07/12/2010 ...................................        973
         Federal National Mortgage Association:
            Note:
 4,000      4.250% due 07/15/2007 ...................................      3,977
 3,000      5.500% due 02/15/2006 ...................................      3,010
 3,000      3.000% to 07/16/2006;
            5.800% due 07/16/2013 ...................................      2,944
 5,000      Sub. Note,
            4.000% due 09/02/2008 ...................................      4,901
                                                                        --------
         Total U.S. Government Agency Obligations
            (Cost $27,524) ..........................................     27,124
                                                                        --------

U.S. TREASURY NOTES - 6.1%
 6,000   2.000% due 05/15/2006 ......................................      5,931
 6,000   2.625% due 03/15/2009 ......................................      5,664
 5,000   3.250% due 08/15/2008 ......................................      4,849
                                                                        --------
         Total U.S. Treasury Notes
            (Cost $16,601) ..........................................     16,444
                                                                        --------

ASSET-BACKED SECURITIES (ABSS) - 4.6%
 2,890   Atlantic City Electric Transition
            Funding LLC, Series 2003-1, Class A1,
            2.890% due 07/20/2011 ...................................      2,791
 5,000   Capital One Multi-Asset Execution Trust,
            Series 2003-A6, Class A6,
            2.950% due 08/17/2009 ...................................      4,922
   120   Green Tree Financial Corporation,
            Series 1995-6, Class B1,
            7.700% due 09/15/2026 ...................................        109
 4,750   WFS Financial Owner Trust, Series 2004-3,
            Class A4, 3.930% due 02/17/2012 .........................      4,645
                                                                        --------
         Total ABSs
            (Cost $12,757) ..........................................     12,467
                                                                        --------

U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES - 1.5%
      ADJUSTABLE RATE MORTGAGE-BACKED
      SECURITIES (ARMS) - 0.6%
    80   Federal Home Loan Mortgage
            Corporation (FHLMC),
            5.020% due 11/01/2021+ ..................................         82
         Federal National Mortgage
            Association (FNMA):
    19      4.000% due 11/01/2021+ ..................................         19
    32      4.616% due 01/01/2019+ ..................................         32
 1,370      4.641% due 11/01/2032+ ..................................      1,367
    54      4.928% due 11/01/2035+ ..................................         55
     7      5.253% due 11/01/2022+ ..................................          8
    10      5.610% due 04/01/2019+ ..................................         10
                                                                        --------
         Total ARMs
            (Cost $1,630) ...........................................      1,573
                                                                        --------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                               --------
U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL HOME LOAN MORTGAGE
         CORPORATION (FHLMC) - 0.5%
$1,271   6.000% due 04/01/2017-05/01/2017 ...........................   $  1,300
    26   9.500% due 08/01/2016 ......................................         28
                                                                        --------
         Total FHLMC
            (Cost $1,319) ...........................................      1,328
                                                                        --------
      FEDERAL NATIONAL MORTGAGE
         ASSOCIATION (FNMA) - 0.3%
   692   6.500% due 01/01/2012-01/01/2014 ...........................        715
    37   8.500% due 11/01/2017 ......................................         40
    24   10.000% due 05/01/2022 .....................................         27
                                                                        --------
         Total FNMA
            (Cost $755) .............................................        782
                                                                        --------
      GOVERNMENT NATIONAL MORTGAGE
         ASSOCIATION (GNMA) - 0.1%
     6   8.000% due 03/15/2012 ......................................          6
     8   9.000% due 04/20/2025 ......................................          8
   139   10.000% due 01/15/2019-02/15/2019 ..........................        155
   135   11.000% due 02/15/2010-08/15/2020 ..........................        149
                                                                        --------
         Total GNMA
            (Cost $309) .............................................        318
                                                                        --------
         Total U.S. Government Agency
            Mortgage-Backed Securities
            (Cost $4,013) ...........................................      4,001
                                                                        --------
COMMERCIAL MORTGAGE-BACKED
   SECURITIES (CMBS) - 0.4%
   (Cost $1,124)
 1,125   GMAC Commercial Mortgage
            Securities Inc., Series 1999-CTL1,
            Class A, 7.150% due 12/15/2016** ........................      1,149
                                                                        --------
REPURCHASE AGREEMENT - 9.1%
   (Cost $24,379)
24,379   Agreement with Credit Suisse First Boston
            Corporation, 3.930% dated 10/31/2005,
            to be repurchased at $24,382,000
            on 11/01/2005 (Collateralized by U.S.
            Treasury Obligations, having various
            interest rates and maturities,
            market value $24,888,000) ...............................     24,379
                                                                        --------
TOTAL INVESTMENTS++ (Cost $275,881*) ........................   101.3%   272,447
OTHER ASSETS (LIABILITIES) (NET) ............................    (1.3)    (3,459)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $268,988
                                                                =====   ========

                                                                     UNREALIZED
NUMBER OF                                                  VALUE    APPRECIATION
CONTRACTS                                                  (000S)      (000S)
---------                                                 -------   ------------
FUTURES CONTRACTS-SHORT POSITION
100   U.S. 5 Year Treasury Note,
         December 2005 ................................   $10,589       $165
                                                          =======       ====

                                GLOSSARY OF TERMS

MTN -- Medium-Term Note

----------
*    Aggregate cost for federal tax purposes is $275,881.

** Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2005.

++   All securities segregated as collateral for futures contracts.

                       See Notes to Financial Statements.

Portfolio of Investments

U.S. GOVERNMENT SECURITIES FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
---------                                                             ----------
U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES - 68.5%
      FEDERAL HOME LOAN MORTGAGE
         CORPORATION (FHLMC) - 33.0%
$ 16,453   4.000% due 08/01/2018 ..................................   $   15,583
  87,247   4.500% due 04/01/2018-06/01/2035 .......................       83,185
 209,157   5.000% due 04/01/2018-10/01/2035** .....................      201,866
 187,295   5.500% due 11/01/2018-09/01/2035 .......................      185,682
  91,151   6.000% due 04/01/2017-02/01/2035 .......................       92,267
  30,489   6.500% due 02/01/2011-01/01/2032 .......................       31,504
   9,146   7.000% due 07/01/2024-04/01/2032 .......................        9,573
   4,079   7.500% due 12/01/2006-02/01/2031 .......................        4,290
     226   8.000% due 12/01/2030 ..................................          240
     497   8.500% due 04/01/2019-07/01/2029 .......................          536
      35   8.750% due 01/01/2013 ..................................           36
      99   9.000% due 12/01/2008-08/01/2022 .......................          105
      82   9.500% due 06/01/2016-04/01/2017 .......................           89
                                                                      ----------
           Total FHLMC
              (Cost $640,285) .....................................      624,956
                                                                      ----------

      FEDERAL NATIONAL MORTGAGE
         ASSOCIATION (FNMA) - 29.1%
  39,692   4.500% due 12/01/2018-11/01/2019 .......................       38,455
 119,562   5.000% due 04/01/2018-06/01/2035 .......................      116,982
 239,410   5.500% due 02/01/2009-08/01/2035 .......................      236,889
  99,094   6.000% due 12/01/2016-10/01/2035** .....................      100,216
  45,726   6.500% due 09/01/2024-07/01/2034 .......................       47,048
   6,694   7.000% due 06/01/2010-07/01/2032 .......................        7,010
   1,987   7.500% due 12/01/2024-02/01/2030 .......................        2,106
     276   8.000% due 05/01/2022-01/01/2025 .......................          286
      43   8.500% due 02/01/2023-09/01/2025 .......................           45
     344   9.000% due 03/01/2017-09/01/2030 .......................          378
                                                                      ----------
           Total FNMA
              (Cost $562,255) .....................................      549,415
                                                                      ----------

      GOVERNMENT NATIONAL MORTGAGE
         ASSOCIATION (GNMA) - 6.4%
  45,346   5.500% due 07/20/2033-03/20/2034 .......................       45,234
  52,978   6.000% due 04/20/2026-08/15/2034 .......................       53,942
  13,521   6.500% due 03/15/2024-05/20/2034 .......................       13,967
     169   6.800% due 04/20/2025 ..................................          176
   2,747   7.000% due 07/15/2008-06/20/2031 .......................        2,883
   2,500   7.500% due 03/15/2024-11/15/2029 .......................        2,651
      89   7.750% due 12/15/2029 ..................................           95
     137   8.000% due 04/15/2022 ..................................          147
     546   9.000% due 11/15/2021 ..................................          596
     992   9.500% due 04/15/2016-08/15/2021 .......................        1,097
      11   13.500% due 09/15/2014-12/15/2014 ......................           14
                                                                      ----------
           Total GNMA
              (Cost $122,132) .....................................      120,802
                                                                      ----------

      ADJUSTABLE RATE MORTGAGE-BACKED
         SECURITIES (ARMS) - 0.0%
      (Cost $134)
$    133   Federal National Mortgage Association,
              4.989% due 03/01/2028+ ..............................   $      137
                                                                      ----------
           Total U.S. Government Agency
              Mortgage-Backed Securities
              (Cost $1,324,806) ...................................    1,295,310
                                                                      ----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMOS) - 18.2%
           Banc of America Mortgage Securities, Inc.,
              Pass-through Certificates:
  21,500      Series 2003-6, Class 1A30,
              4.750% due 08/25/2033 ...............................       21,030
  15,138      Series 2004-4, Class 2A1,
              5.500% due 05/25/2034 ...............................       15,007
  21,000   Chase Mortgage Finance Corporation,
              Series 2005-S1, Class 1A15,
              6.000% due 05/25/2035 ...............................       21,104
   6,935   Countrywide Alternative Loan Trust,
              Series 2003-13T1, Class A1,
              4.000% due 08/25/2033 ...............................        6,791
           Countrywide Home Loans:
  16,749      Series 2003-50, Class A1,
              5.000% due 11/25/2018 ...............................       16,440
  21,500      Series 2004-4, Class A5,
              5.250% due 05/25/2034 ...............................       21,170
           Credit Suisse First Boston Mortgage
              Securities Corporation,
              Pass-through Certificates:
  15,176      Series 2003-11, Class 1A3,
              4.500% due 06/25/2033 ...............................       15,074
   9,544      Series 2003-29, Class 4A1,
              6.000% due 12/25/2033 ...............................        9,645
  12,154      Series 2003-8, Class 1A1,
              5.750% due 04/25/2033 ...............................       12,053
           Federal Home Loan Mortgage Corporation:
     238      Series 1049, Class F,
              4.900% due 02/15/2021++ .............................          239
     828      Series 1981, Class C,
              6.500% due 08/15/2027 ...............................          851
   9,621      Series 2435, Class GE,
              6.500% due 06/15/2031 ...............................        9,780
   4,425      Series 2442, Class PG,
              6.000% due 06/15/2030 ...............................        4,467
  24,000      Series 2449, Class ND,
              6.500% due 05/15/2030 ...............................       24,330
  12,122      Series 2481, Class VC,
              6.000% due 06/15/2017 ...............................       12,348
   9,000      Series 2551, Class QK,
              5.500% due 01/15/2033 ...............................        8,981
   6,798      Series 2575, Class LM,
              4.500% due 05/15/2032 ...............................        6,705
  29,061      Series 2634, Class IN,
              5.000% due 09/15/2027 ...............................        3,595
  25,000      Series 2981, Class PC,
              5.500% due 10/15/2031 ...............................       24,864

                       See Notes to Financial Statements.

U.S. GOVERNMENT SECURITIES FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
---------                                                             ----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMOS) (CONTINUED)
           Federal National Mortgage Association:
$  7,000      Grantor Trust, Series 2000-T5, Class B,
              7.300% due 05/25/2010 ...............................   $    7,677
  12,461      Series 2002-16, Class TM,
              7.000% due 04/25/2032 ...............................       12,714
  21,000      Series 2003-58, Class PI,
              5.000% due 02/25/2027 ...............................        1,623
     554      Trust 259 STRIP,
              7.000% due 04/01/2024 ...............................          119
           Federal National Mortgage Association,
              REMIC, Pass-through Certificates:
     132      Series 1990-49, Class G,
              9.000% due 05/25/2020 ...............................          140
      83      Series 1993-162, Class E,
              6.000% due 08/25/2023 ...............................           83
     115      Series 1997-32, Class FA,
              4.660% due 04/25/2027++ .............................          116
           GSR Mortgage Loan Trust,
              Pass-through Certificates:
  12,709      Series 2003-4F, Class 2A3,
              5.000% due 05/25/2033 ...............................       12,670
  16,984      Series 2005-1F, Class 2A1,
              6.000% due 02/25/2035 ...............................       17,146
      79   L.F. Rothschild Mortgage Trust,
              Series 3, Class Z,
              9.950% due 09/01/2017 ...............................           84
  22,274   Prime Mortgage Trust,
              Series 2004-2, Class A2,
              4.750% due 11/25/2019 ...............................       21,966
  17,000   Residential Funding Mortgage Security,
              Series 2003-S20, Class 1A4,
              5.500% due 12/25/2033 ...............................       16,695
  20,636   Structured Asset Securities Corporation,
              Series 2005-6, Class 4A1,
              5.000% due 05/25/2035 ...............................       19,784
                                                                      ----------
           Total CMOs
              (Cost $350,418) .....................................      345,291
                                                                      ----------

U.S. TREASURY NOTES - 4.5%
  10,000   3.250% due 08/15/2007 ..................................        9,809
  25,000   3.500% due 12/15/2009 ..................................       24,111
  37,000   4.000% due 04/15/2010-02/15/2014 .......................       35,966
  15,000   4.250% due 08/15/2014 ..................................       14,651
                                                                      ----------
           Total U.S. Treasury Notes
              (Cost $87,256) ......................................       84,537
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.0%
  10,000   Federal Home Loan Bank, Bond,
              2.875% due 09/15/2006 ...............................        9,862
  10,000   Federal Home Loan Mortgage Corporation,
              Sub. Note,
              5.875% due 03/21/2011 ...............................       10,409
           Federal National Mortgage Association:
$ 10,000      Bond,
              3.250% due 01/15/2008 ...............................   $    9,709
   1,250      Deb.,
              6.210% due 08/06/2038 ...............................        1,453
              Note:
   7,500      6.000% due 05/15/2008 ...............................        7,742
  20,000      6.000% due 02/03/2020 ...............................       19,741
  18,000      3.000% to 07/16/2006;
              5.800% due 07/16/2013 ...............................       17,665
                                                                      ----------
           Total U.S. Government Agency Obligations
              (Cost $76,187) ......................................       76,581
                                                                      ----------

REPURCHASE AGREEMENT - 7.0%
   (Cost $132,877)
 132,877   Agreement with Credit Suisse First Boston
              Corporation, 3.930% dated 10/31/2005,
              to be repurchased at $132,892,000 on
              11/01/2005 (Collateralized by U.S.
              Treasury Obligations, having various
              interest rates and maturities,
              market value $135,650,000) ..........................      132,877
                                                                      ----------
TOTAL INVESTMENTS (Cost $1,971,544*) ......................   102.2%   1,934,596
OTHER ASSETS (LIABILITIES) (NET) ..........................    (2.2)     (42,442)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $1,892,154
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $1,971,929.

**   A portion of these securities has been purchased on a when-issued basis.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2005.

++ Floating rate security whose interest rate is reset periodically based on an index.

                                GLOSSARY OF TERMS

REMIC -- Real Estate Mortgage Investment Conduit
STRIP -- Separate trading of registered interest and principal of securities

                       See Notes to Financial Statements.

Portfolio of Investments

INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES - 63.5%
   FINANCIAL SERVICES/BANKS - 11.6%
$ 1,500   Aetna Inc., Company Guarantee,
             7.625% due 08/15/2026 ..................................   $  1,810
  6,500   American General Finance, Inc.,
             MTN, Series I,
             4.625% due 05/15/2009 ..................................      6,407
    400   Banc One Corporation, Sub. Note,
             10.000% due 08/15/2010 .................................        479
  5,000   Bank of America Corporation, Sub. Note,
             7.800% due 02/15/2010 ..................................      5,525
  1,000   BankAmerica Corporation, Sub. Note,
             6.625% due 08/01/2007 ..................................      1,030
    690   BB&T Corporation, Sub. Note,
             7.250% due 06/15/2007 ..................................        716
          CIT Group Inc., Sr. Note:
  2,000      5.000% due 02/01/2015 ..................................      1,927
  2,500      7.750% due 04/02/2012 ..................................      2,832
 10,000   Citigroup Inc., Note,
             6.000% due 02/21/2012 ..................................     10,518
  6,000   Farmers Insurance Exchange,
             Note,
             6.000% due 08/01/2014** ................................      5,996
  1,000   First Nationwide Bank, Sub. Deb.,
             10.000% due 10/01/2006 .................................      1,044
    995   Fleet Financial Group, Inc., Sub. Deb.,
             6.875% due 01/15/2028 ..................................      1,130
 10,000   Goldman Sachs Group, Inc., Note,
             6.600% due 01/15/2012 ..................................     10,702
  7,500   Jefferies Group, Inc., Sr. Note,
             7.750% due 03/15/2012 ..................................      8,308
 10,000   JPMorgan Chase & Company, Sub. Note,
             5.125% due 09/15/2014 ..................................      9,804
  3,000   Legg Mason, Inc., Sr. Note,
             6.750% due 07/02/2008 ..................................      3,137
  5,000   MBNA America Bank NA, Sub. Note,
             7.125% due 11/15/2012 ..................................      5,562

          MBNA Corporation:
  3,000      Note,
             6.250% due 01/17/2007 ..................................      3,048
  2,000      Sr. Note,
             7.500% due 03/15/2012 ..................................      2,246
          Merrill Lynch & Company Inc., Note:
  5,000      6.000% due 02/17/2009 ..................................      5,160
  1,450      6.500% due 07/15/2018 ..................................      1,590
  2,000      6.750% due 06/01/2028 ..................................      2,217
  7,500   Morgan Stanley Dean Witter & Company,
             Note,
             6.750% due 04/15/2011 ..................................      8,051
  3,000   Morgan Stanley, Sub. Note,
             4.750% due 04/01/2014 ..................................      2,835
    670   NationsBank Corporation, Sub. Note,
             6.800% due 03/15/2028 ..................................        753
          Paine Webber Group, Inc., Sr. Note:
    415      7.390% due 10/16/2017 ..................................        482
    830      8.060% due 01/17/2017 ..................................      1,022
    500   PNC Institute Capital B, Company Guarantee,
             8.315% due 05/15/2027** ................................        540
$10,000   SB Treasury Company LLC, Bond,
             9.400% to 06/30/2008;
             10.925% due 12/29/2049** ...............................   $ 10,963
          U.S. Bank NA, Sub. Note:
  6,000      4.950% due 10/30/2014 ..................................      5,908
  5,000      6.375% due 08/01/2011 ..................................      5,332
 11,000   Wells Fargo & Company, Sub. Note,
             4.625% due 04/15/2014 ..................................     10,588
                                                                        --------
                                                                         137,662
                                                                        --------

   UTILITIES - 9.4%
  5,000   Arizona Public Service Company, Note,
             6.500% due 03/01/2012 ..................................      5,337
 10,000   Dominion Resources, Inc., Sr. Note,
             5.000% due 03/15/2013 ..................................      9,709
  9,000   Illinois Power Company, First Mortgage,
             7.500% due 06/15/2009 ..................................      9,591
  7,000   Metropolitan Edison Company, Sr. Note,
             4.950% due 03/15/2013 ..................................      6,837
          NiSource Finance Corporation:
  5,000      Bond,
             5.400% due 07/15/2014 ..................................      4,947
  5,000      Sr. Note,
             6.150% due 03/01/2013 ..................................      5,200
  4,000   Ohio Edison Company, Sr. Note,
             5.450% due 05/01/2015 ..................................      3,975
  5,000   Ohio Power Company, Sr. Note,
             5.500% due 02/15/2013 ..................................      5,055
          Oncor Electric Delivery Company, Deb.:
  1,000      5.000% due 09/01/2007 ..................................        999
  9,000      7.000% due 09/01/2022 ..................................      9,814
 10,250   Pacific Gas & Electric Company,
             First Mortgage,
             4.200% due 03/01/2011 ..................................      9,768
          PacifiCorp, First Mortgage:
  7,500      4.950% due 08/15/2014 ..................................      7,351
  3,000      5.250% due 06/15/2035 ..................................      2,776
  5,000   PPL Energy Supply LLC, Sr. Note,
             6.400% due 11/01/2011 ..................................      5,244
  2,000   Public Service Company of New Mexico,
             Sr. Note,
             4.400% due 09/15/2008 ..................................      1,958
  9,000   Sempra Energy, Note,
             6.000% due 02/01/2013 ..................................      9,220
  6,500   Southwestern Electric Power Company, Note,
             5.375% due 04/15/2015 ..................................      6,472
  6,845   Texas-New Mexico Power Company, Sr. Note,
             6.250% due 01/15/2009 ..................................      7,041
                                                                        --------
                                                                         111,294
                                                                        --------

   OIL & GAS - 6.5%
  7,500   Consolidated Natural Gas Company, Sr. Note,
             6.850% due 04/15/2011 ..................................      8,079
 10,000   El Paso Natural Gas Company, Deb.,
             7.500% due 11/15/2026 ..................................     10,204
  6,000   Enterprise Products Partners LP,
             Company Guarantee,
             6.375% due 02/01/2013 ..................................      6,221

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES (CONTINUED)
   OIL & GAS (CONTINUED)
  $ 5,078   Express Pipeline LP, Sub. Note,
               7.390% due 12/31/2017** ...............................   $ 5,388
            Hanover Compressor Company:
    1,500      Conv. Sr. Note,
               4.750% due 03/15/2008 .................................     1,434
    9,000      Sr. Note,
               8.625% due 12/15/2010 .................................     9,585
            Petro-Canada:
    8,500      Deb.,
               9.250% due 10/15/2021 .................................    11,331
    3,000      Note,
               4.000% due 07/15/2013 .................................     2,759
    8,000   Petrobras International Finance Company,
               Sr. Note,
               9.750% due 07/06/2011 .................................     9,440
            Southern Natural Gas Company, Sr. Note:
    4,000      8.000% due 03/01/2032 .................................     4,318
    1,000      8.875% due 03/15/2010 .................................     1,078
    2,000   Tennessee Gas Pipeline Company, Bond,
               8.375% due 06/15/2032 .................................     2,247
    4,500   Tesoro Petroleum Corporation, Note,
               8.000% due 04/15/2008 .................................     4,702
                                                                         -------
                                                                          76,786
                                                                         -------

   CONSUMER PRODUCTS/SERVICES - 6.1%
            Allied Waste North America, Inc., Sr. Note:
    9,000      7.250% due 03/15/2015** ...............................     8,955
    1,000      7.875% due 04/15/2013 .................................     1,030
    4,000   Cendant Corporation, Note,
               6.875% due 08/15/2006 .................................     4,052
    5,000   ConAgra, Inc., Sr. Note,
               7.125% due 10/01/2026 .................................     5,452
   10,200   Corn Products International, Inc., Sr. Note,
               8.450% due 08/15/2009 .................................    11,271
      350   CPC International, Inc., Note,
               6.150% due 01/15/2006 .................................       351
    1,000   Mattel, Inc., Note,
               7.300% due 06/13/2011 .................................     1,077
   10,000   Reed Elsevier Capital Inc.,
               Company Guarantee,
               6.750% due 08/01/2011 .................................    10,751
            Royal Caribbean Cruises Ltd.:
    2,000      Deb.,
               7.250% due 03/15/2018 .................................     2,092
               Sr. Note:
    3,000      6.875% due 12/01/2013 .................................     3,120
    1,250      8.000% due 05/15/2010 .................................     1,356
    3,000      8.750% due 02/02/2011 .................................     3,360
            Sealed Air Corporation:
    7,250      Conv. Sr. Note,
               3.000% due 06/30/2033** ...............................     7,042
    4,000      Note,
               5.625% due 07/15/2013** ...............................     3,912
            USA Waste Services, Inc., Sr. Note:
  $ 1,000      7.000% due 07/15/2028 .................................   $ 1,105
      495        7.125% due 10/01/2007 ...............................       514
            Waste Management Inc.:
    3,450      Company Guarantee,
               6.875% due 05/15/2009 .................................     3,643
    3,500   Sr. Note,
            7.375% due 08/01/2010 ....................................     3,809
                                                                         -------
                                                                          72,892
                                                                         -------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.1%
    2,000   American Health Properties, Inc., Note,
               7.500% due 01/15/2007 .................................     2,057
            Arden Realty LP, Note:
    3,000      5.200% due 09/01/2011 .................................     2,936
    7,000      5.250% due 03/01/2015 .................................     6,767
   10,000   Developers Diversified Realty Corporation, Note,
               4.625% due 08/01/2010 .................................     9,669
            Franchise Finance Corporation:
    3,000      MTN,
               7.070% due 01/15/2008 .................................     3,155
    1,100      Sr. Note,
               7.875% due 11/30/2005 .................................     1,103
            Health Care Property Investors, Inc.:
    1,750      Note,
               6.000% due 03/01/2015 .................................     1,778
               Sr. Note:
    3,000      6.450% due 06/25/2012 .................................     3,130
    1,000      6.500% due 02/15/2006 .................................     1,006
    2,250      7.072% due 06/08/2015 .................................     2,451
            Health Care REIT, Inc.:
               Sr. Note:
    8,000      6.000% due 11/15/2013 .................................     7,946
    1,500      7.500% due 08/15/2007 .................................     1,554
    7,500   Healthcare Realty Trust, Inc., Sr. Note,
               8.125% due 05/01/2011 .................................     8,301
    9,000   Shurgard Storage Centers, Inc., Note,
               5.875% due 03/15/2013 .................................     8,998
                                                                         -------
                                                                          60,851
                                                                         -------
   HEALTH CARE - 4.4%
    4,500   Aetna Inc., Sr. Note,
               7.375% due 03/01/2006 .................................     4,540
   11,000   Athena Neurosciences Finance LLC,
               Company Guarantee,
               7.250% due 02/21/2008 .................................    10,670
   10,000   Cardinal Health, Inc., Note,
               6.750% due 02/15/2011 .................................    10,652
            DVI, Inc., Sr. Note, (in default):
      400      9.875% due 02/01/2004++ ...............................        36
    8,125      9.875% due 02/01/2004++ ...............................       731
            HCA Inc.:
    3,000      Note,
               5.250% due 11/06/2008 .................................     2,957
    5,000      Sr. Note,
               6.950% due 05/01/2012 .................................     5,119

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
CORPORATE BONDS AND NOTES (CONTINUED)
   HEALTH CARE (CONTINUED)
  $ 7,350   IVAX Corporation, Conv. Sr. Sub. Note,
               4.500% due 05/15/2008 .................................   $ 7,387
   12,000   Tenet Healthcare Corporation, Sr. Note,
               6.375% due 12/01/2011 .................................    10,530
                                                                         -------
                                                                          52,622
                                                                         -------
   TRANSPORTATION/AUTO - 4.3%
            Burlington Northern Santa Fe Corporation:
    5,000      Deb.,
               8.125% due 04/15/2020 .................................     6,219
    1,500      Note,
               8.750% due 02/25/2022 .................................     1,975
    1,273   CSX Transportation, Inc., Deb.,
               9.750% due 06/15/2020 .................................     1,753
    2,000   Ford Holdings Inc., Company Guarantee,
               9.300% due 03/01/2030 .................................     1,685
            Ford Motor Company, Deb.:
      825      7.400% due 11/01/2046 .................................       565
    3,750      8.900% due 01/15/2032 .................................     3,084
    5,000   Ford Motor Credit Company, Sr. Note,
               5.800% due 01/12/2009 .................................     4,583
    8,000   General Motors Corporation, Deb.,
               9.400% due 07/15/2021 .................................     6,060
            Norfolk Southern Corporation:
    1,757      Deb.,
               9.750% due 06/15/2020 .................................     2,436
    5,000      Sr. Note,
               6.200% due 04/15/2009 .................................     5,201
    7,500   Trailer Bridge, Inc.,
               Sr. Sec. Note,
               9.250% due 11/15/2011 .................................     7,744
    5,000   Union Pacific Corporation,
               3.875% due 02/15/2009 .................................     4,825
            United Air Lines Inc.:
    5,000      Equipment Trust Certificates, (in default),
               10.850% due 07/05/2014 ................................     2,125
               Pass-through Certificates, (in default):
    3,000      9.080% due 10/26/2015 .................................       857
    4,806      9.560% due 10/19/2018 .................................     1,972
                                                                         -------
                                                                          51,084
                                                                         -------
   GAMING - 3.8%
    6,250   CCM Merger Inc., Note,
               8.000% due 08/01/2013** ...............................     6,219
    5,000   Circus Circus Enterprise Inc., Deb.,
               7.000% due 11/15/2036 .................................     5,200
    3,500   Harrah's Operating Company Inc.,
               Company Guarantee,
               8.000% due 02/01/2011 .................................     3,862
    3,000   Mandalay Resort Group, Sr. Sub. Note, Series B,
               10.250% due 08/01/2007 ................................     3,210
   12,000   Old Evangeline Downs LLC / Diamond Jo
               LLC, Company Guarantee,
               8.750% due 04/15/2012 .................................    11,700
            Park Place Entertainment Corporation,
               Sr. Note:
  $ 1,500      7.500% due 09/01/2009 .................................   $ 1,598
    5,000      8.500% due 11/15/2006 .................................     5,164
    7,900   Riviera Holdings Corporation,
               Company Guarantee,
               11.000% due 06/15/2010 ................................     8,631
                                                                         -------
                                                                          45,584
                                                                         -------
   TELECOMMUNICATIONS - 2.8%
    5,000   Deutsche Telephone Finance, Bond,
               8.500% due 06/15/2010 .................................     5,585
    8,000   Qwest Corporation, Note,
               8.875% due 03/15/2012 .................................     8,820
    9,000   TELUS Corporation, Note,
               8.000% due 06/01/2011 .................................    10,132
    8,000   Vodafone Group PLC, Note,
               7.750% due 02/15/2010 .................................     8,808
                                                                         -------
                                                                          33,345
                                                                         -------
   MEDIA - 2.6%
            Comcast Cable Communications Inc.:
      550      Note, 6.200% due 11/15/2008 ...........................       567
    7,000      Sr. Note, 7.125% due 06/15/2013 .......................     7,589
    8,000   Cox Communications, Inc., Note, 6.750% due 03/15/2011 ....     8,406
    2,500   FrontierVision Holdings LP, Sr. Disc. Note, (in default),
               11.875% due 09/15/2007 ................................     3,087
    2,000   FrontierVision Operating Partners LP,
               Sr. Sub. Note, (in default),
               11.000% due 10/15/2006 ................................     2,730
    2,000   Tele-Communications, Inc., Sr. Deb.,
               7.875% due 08/01/2013 .................................     2,257
    5,260   Time Warner Inc., Deb.,
               9.150% due 02/01/2023 .................................     6,647
                                                                         -------
                                                                          31,283
                                                                         -------
   INDUSTRIAL PRODUCTS - 1.6%
    5,000   Champion International Corporation, Deb.,
               7.200% due 11/01/2026 .................................     5,374
   11,000   Noranda Inc., Note,
               6.000% due 10/15/2015 .................................    11,013
            Weyerhaeuser Company:
    1,500      Deb.,
               7.375% due 03/15/2032 .................................     1,621
    1,500      Note,
               6.750% due 03/15/2012 .................................     1,590
                                                                         -------
                                                                          19,598
                                                                         -------
   INDEX PRODUCT - 1.3%
   16,088   Dow Jones CDX High Yield Series 4 Trust 1,
               Pass-through Certificates,
               8.250% due 06/29/2010** ...............................    15,887
                                                                         -------

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
   INFORMATION TECHNOLOGY - 1.3%
  $11,250   Conexant Systems Inc., Conv. Sub. Note,
               4.000% due 02/01/2007 ................................   $ 10,857
   5,000    Extreme Networks, Inc., Conv. Sub. Note,
               3.500% due 12/01/2006 ................................      4,906
                                                                        --------
                                                                          15,763
                                                                        --------
   RETAIL - 0.9%
    5,000   Fred Meyer Inc., Company Guarantee,
               7.450% due 03/01/2008 ................................      5,234
    5,000   Safeway Inc., Note, 7.500% due 09/15/2009 ...............      5,332
                                                                        --------
                                                                          10,566
                                                                        --------
   FOREIGN GOVERNMENT - 0.9%
            Federal Republic of Brazil:
    2,750   Bond, 9.250% due 10/22/2010 .............................      3,026
    1,500   Note, 8.750% due 02/04/2025 .............................      1,537
    5,000   United Mexican States, Bond, 9.875% due 02/01/2010 ......      5,893
                                                                        --------
                                                                          10,456
                                                                        --------
   AEROSPACE/DEFENSE - 0.9%
    3,000   Lockheed Martin Corporation, Company Guarantee,
               7.750% due 05/01/2026 ................................      3,700
    1,000   Loral Corporation, Deb., 7.625% due 06/15/2025 ..........      1,214
    4,750   Orbital Sciences Corporation, Sr. Note,
               9.000% due 07/15/2011 ................................      5,166
                                                                        --------
                                                                          10,080
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $750,798) ......................................    755,753
                                                                        --------
U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES - 23.1%
      FEDERAL HOME LOAN MORTGAGE
         CORPORATION (FHLMC) - 12.8%
   43,446   4.500% due 08/01/2033 ...................................     40,679
   67,249   5.000% due 04/01/2018-11/01/2035 ........................     65,511
   36,596   5.500% due 11/01/2017-06/01/2035 ........................     36,348
    3,671   6.000% due 03/01/2031-05/01/2032 ........................      3,712
    4,331   6.500% due 01/01/2029-08/01/2029 ........................      4,457
      999   7.000% due 01/01/2032 ...................................      1,043
                                                                        --------
            Total FHLMC
               (Cost $154,957) ......................................    151,750
                                                                        --------
      FEDERAL NATIONAL MORTGAGE
         ASSOCIATION (FNMA) - 9.9%
  $41,142   4.000% due 09/01/2018-10/01/2018 ........................   $ 39,054
   11,178   5.000% due 01/01/2018-10/01/2032 ........................     10,949
   52,611   5.500% due 03/01/2033-02/01/2035 ........................     52,000
    1,789   6.000% due 04/01/2032 ...................................      1,806
    5,444   6.500% due 09/01/2028-05/01/2032 ........................      5,599
      111   7.000% due 01/01/2030 ...................................        117
      189   7.451% due 06/01/2016 ...................................        209
    8,000   7.630% due 02/01/2010 ...................................      8,666
                                                                        --------
            Total FNMA
               (Cost $120,977) ......................................    118,400
                                                                        --------
      GOVERNMENT NATIONAL MORTGAGE
         ASSOCIATION (GNMA) - 0.4%
    4,511   6.000% due 05/20/2032 ...................................      4,580
      614   7.000% due 06/20/2031 ...................................        643
                                                                        --------
            Total GNMA
               (Cost $5,101) ........................................      5,223
                                                                        --------
            Total U.S. Government Agency Mortgage- Backed Securities
               (Cost $281,035) ......................................    275,373
                                                                        --------
U.S. TREASURY OBLIGATIONS - 6.8%
   U.S. TREASURY NOTES - 5.7%
   25,000   4.250% due 08/15/2014 ...................................     24,418
   44,000   4.000% due 06/15/2009 ...................................     43,357
                                                                        --------
            Total U.S. Treasury Notes ...............................     67,775
                                                                        --------
   U.S. TREASURY BOND - 1.1%
   12,000   5.375% due 02/15/2031 ...................................     13,091
                                                                        --------
            Total U.S. Treasury Obligations
               (Cost $83,581) .......................................     80,866
                                                                        --------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.0%
   (Cost $484)
      483   Reilly Mortgage FHA, Series 1982, (Partial default),
               7.430% due 08/01/2022 ................................        483@
                                                                        --------

  UNITS
---------
LIMITED PARTNERSHIP - 0.7%
   (Cost $8,403)
    2,925   TexCal, Series A, Common Units ..........................      8,775
                                                                           -----

  SHARES
---------
RIGHTS - 0.2%
   (Cost $539)
  153,563   Danielson Holding Corporation, Rights+ ..................      1,711@
                                                                           -----

                       See Notes to Financial Statements.

INCOME FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
---------                                                             ----------
REPURCHASE AGREEMENT - 6.4%
   (Cost $75,751)
  $75,751   Agreement with Credit Suisse First Boston
               Corporation, 3.930% dated 10/31/2005,
               to be repurchased at $75,759,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities,
               market value $77,332,000) ..................           $   75,751
                                                                      ----------
TOTAL INVESTMENTS (Cost $1,200,591*) ......................   100.7%   1,198,712
OTHER ASSETS (LIABILITIES) (NET) ..........................    (0.7)      (8,448)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $1,190,264
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $1,209,929.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+    Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

FHA -- Federal Housing Authority
MTN -- Medium-Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

HIGH YIELD FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES - 87.6%
   HEALTH CARE - 18.7%
  $21,500   Athena Neurosciences Finance LLC, Company Guarantee,
               7.250% due 02/21/2008 ................................   $ 20,855
   14,000   CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
               2.000% due 05/16/2023 ................................     11,952
            DVI, Inc., Sr. Note, (in default):
   10,375      9.875% due 02/01/2004++ ..............................        934
    6,850      9.875% due 02/01/2004++ ..............................        617
   10,000   HCA Inc., Note,
               6.375% due 01/15/2015 ................................      9,862
            HEALTHSOUTH Corporation:
   15,250      Note, 7.625% due 06/01/2012 ..........................     14,411
    5,000      Sr. Note, 8.500% due 02/01/2008 ......................      4,925
   16,000   ICOS Corporation, Conv. Sub. Note,
               2.000% due 07/01/2023 ................................     13,140
    5,000   Inhale Therapeutic Systems, Inc., Conv. Sub. Note,
               5.000% due 02/08/2007 ................................      4,975
   14,850   IVAX Corporation, Conv. Sr. Sub. Note,
               4.500% due 05/15/2008 ................................     14,924
   11,350   Omnicare, Inc., Sr. Sub. Note,
               6.125% due 06/01/2013 ................................     10,953
   18,000   Quintiles Transnational Corporation, Sr. Sub. Note,
               10.000% due 10/01/2013 ...............................     19,958
    4,000   Sepracor Inc., Conv. Sub. Deb.,
               5.000% due 02/15/2007 ................................      3,995
   16,000   Tenet Healthcare Corporation, Sr. Note,
               9.250% due 02/01/2015** ..............................     15,240
    4,750   Vertex Pharmaceuticals Inc., Conv. Sub. Note,
               5.000% due 09/19/2007 ................................      4,744
                                                                        --------
                                                                         151,485
                                                                        --------
   INDEX PRODUCT - 8.6%
   40,343   Dow Jones CDX High Yield Series 4 Trust 1,
               Pass-through Certificates,
               8.250% due 06/29/2010** ..............................     39,838
   29,200   TRAINS (Targeted Return Index Securities
               Trust), Series HY-2005-1, Grantor Trust,
               7.651% due 06/15/2015** ..............................     29,614
                                                                        --------
                                                                          69,452
                                                                        --------
   OIL/ENERGY - 8.3%
            El Paso Natural Gas:
   12,500      Bond, 8.375% due 06/15/2032 ..........................     13,883
    2,750      Sr. Note, 7.625% due 08/01/2010 ......................      2,900
            Hanover Compressor Company:
    7,950   Conv. Sr. Note,
               4.750% due 03/15/2008 ................................      7,602
   10,250   Sr. Note,
               8.625% due 12/15/2010 ................................     10,916
  $11,000   Petrobras International Finance Company, Sr. Note,
               9.750% due 07/06/2011 ................................   $ 12,980
    7,500   Southern Natural Gas Company, Sr. Note,
               8.000% due 03/01/2032 ................................      8,096
   10,000   Tesoro Petroleum Corporation, Sr. Sub. Note,
               9.625% due 04/01/2012 ................................     10,975
                                                                        --------
                                                                          67,352
                                                                        --------
   GAMING - 8.1%
    7,500   155E Tropicana Hooters LLC, Sr. Note,
              8.750% due 04/01/2012 .................................      7,219
    7,500   CCM Merger Inc., Note,
              8.000% due 08/01/2013** ...............................      7,462
   17,500   MGM Grand, Inc., Sr. Note,
              6.000% due 10/01/2009 .................................     17,281
   19,250   Old Evangeline Downs LLC / Diamond Jo
              LLC, Company Guarantee,
              8.750% due 04/15/2012 .................................     18,769
   14,000   Riviera Holdings Corporation,
              Company Guarantee,
              11.000% due 06/15/2010 ................................     15,295
                                                                        --------
                                                                          66,026
                                                                        --------
   TELECOMMUNICATIONS - 7.5%
   14,250   Extreme Networks, Inc., Conv. Sub. Note,
               3.500% due 12/01/2006 ................................     13,983
   18,500   Nortel Networks Corporation, Conv. Company Guarantee,
               4.250% due 09/01/2008 ................................     17,367
   13,500   Qwest Corporation, Note,
               8.875% due 03/15/2012 ................................     14,884
   14,710   TriQuint Semiconductor, Inc., Conv. Sub. Note,
               4.000% due 03/01/2007 ................................     14,397
                                                                        --------
                                                                          60,631
                                                                        --------
   INFORMATION TECHNOLOGY - 6.3%
   14,000   BEA Systems Inc., Conv. Sub. Note,
               4.000% due 12/15/2006 ................................     13,860
   20,500   Conexant Systems Inc., Conv. Sub. Note,
               4.000% due 02/01/2007 ................................     19,783
   17,500   Electronic Data Systems Corporation, Sr. Note, Series B,
               6.500% due 08/01/2013 ................................     17,672
                                                                        --------
                                                                          51,315
                                                                        --------
   LEISURE - 5.6%
   16,000   Blockbuster Inc., Sr. Sub. Note,
               9.500% due 09/01/2012 ................................     13,280
   15,400   Carmike Cinemas, Inc., Sr. Sub. Note,
               7.500% due 02/15/2014 ................................     13,244
            Royal Caribbean Cruises Ltd.:
   3,000       Deb., 7.250% due 03/15/2018 ..........................      3,139
   14,000      Sr. Note, 8.750% due 02/02/2011 ......................     15,680
                                                                        --------
                                                                          45,343
                                                                        --------

                       See Notes to Financial Statements.

HIGH YIELD FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
   CABLE TV - 3.7%
 $  5,650   Adelphia Communications, Sr. Note, (in default),
               10.250% due 06/15/2011 ...............................   $  3,912
    8,250   Echostar Communications, Conv. Sub. Note,
               5.750% due 05/15/2008 ................................      8,116
    9,250   FrontierVision Holdings LP, Sr. Disc. Note, (in default),
               11.875% due 09/15/2007 ...............................     11,424
    5,000   FrontierVision Operating Partners LP, Sr. Sub. Note,
               (in default), 11.000% due 10/15/2006 .................      6,825
                                                                        --------
                                                                          30,277
                                                                        --------
   AEROSPACE/DEFENSE - 3.7%
   18,000   Orbital Sciences Corporation, Sr. Note,
               9.000% due 07/15/2011 ................................     19,575
   10,000   Primus International Inc., Sr. Note,
               11.500% due 04/15/2009** .............................     10,650
                                                                        --------
                                                                          30,225
                                                                        --------
   TRANSPORTATION - 3.6%
   10,750   Continental Airlines, Inc., Conv. Sr. Note,
               5.000% due 06/15/2023 ................................      9,003
    9,000   New Flyer Industries Inc. (F), Sub. Note,
               14.000% due 08/19/2020 ...............................      7,772
            Northwest Airlines, Inc., Pass-through
               Certificates, (in default):
    8,629      Series 1999-2, Class B, 7.950% due 09/01/2016 ........      6,897
    8,480      Series 2001-1, Class B, 7.691% due 04/01/2017 ........      5,973
                                                                        --------
                                                                          29,645
                                                                        --------
   SERVICES - 3.4%
   19,500   Allied Waste North America, Inc., Sr. Note,
               7.875% due 04/15/2013 ................................     20,085
    7,800   Great Lakes Dredge & Dock Company, Sr. Sub. Note,
               7.750% due 12/15/2013 ................................      7,254
                                                                        --------
                                                                          27,339
                                                                        --------
   UTILITIES - 2.6%
            Reliant Energy Inc., Sr. Note:
    4,000      6.750% due 12/15/2014 ................................      3,740
   16,000      9.500% due 07/15/2013 ................................     17,120
                                                                        --------
                                                                          20,860
                                                                        --------
   FOREIGN GOVERNMENT - 2.4%
            Federal Republic of Brazil:
    6,500      Bond, 9.250% due 10/22/2010 ..........................      7,153
    6,000      Note, 8.750% due 02/04/2025 ..........................      6,150
                                                                        --------
                                                                          13,303
                                                                        --------
 $ 15,000   Federal Republic of Brazil (F), Bond,
               12.500% due 01/01/2016 ...............................   $  6,215
                                                                        --------
   PAPER/CONTAINERS - 2.0%
      400   Crown European Holdings SA, Sr. Note,
               9.500% due 03/01/2011 ................................        440
            Jefferson Smurfit Corporation, Company Guarantee:
   11,500      7.500% due 06/01/2013 ................................     10,408
    6,000      8.250% due 10/01/2012 ................................      5,685
                                                                        --------
                                                                          16,533
                                                                        --------
   RETAILING - 1.8%
   13,500   Southern States Cooperative, Inc., Sr. Note,
               10.500% due 11/01/2010** .............................     14,276
                                                                        --------
   MEDIA - 1.3%
            XM Satellite Radio Holdings Inc., Sr. Note:
   5,111       12.000% due 06/15/2010 ...............................      5,737
   4,717       Zero coupon to 12/31/2005;
               14.000% due 12/31/2009 ...............................      4,953
                                                                        --------
                                                                          10,690
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $703,580) ......................................    710,967
                                                                        --------

   UNITS
----------
LIMITED PARTNERSHIP - 4.3%
   (Cost $12,768)
11,641,750   TexCal, Series A, Common Units .........................     34,925
                                                                        --------

  SHARES
---------
COMMON STOCKS - 4.1%
    7,851   Hanover Compressor Company+ .............................        101
  313,800   Health Care Property Investors, Inc. ....................      7,986
  210,000   Health Care REIT, Inc. ..................................      7,401
  189,757   ICO Global Communications Holdings Ltd.+ ................        764
  735,100   Nationwide Health Properties, Inc. ......................     17,047
                                                                        --------
            Total Common Stocks
               (Cost $19,785) .......................................     33,299
                                                                        --------
CONVERTIBLE PREFERRED STOCK - 0.9%
   (Cost $7,737)
  150,000   Crown Castle International Corporation ..................      7,515
                                                                        --------
INCOME DEPOSIT SECURITY - 0.7%
   (Cost $6,306)
  801,400   New Flyer Industries Inc. (F), ..........................      5,598
                                                                        --------
RIGHTS - 0.2%
   (Cost $461)
  131,250   Danielson Holding Corporation, Rights+ ..................      1,462@
                                                                        --------
WARRANTS - 0.0%
   (Cost $12)
   46,875   ICO Global Communications Holdings Ltd.,
               Expires 05/16/2006+ ..................................          2
                                                                        --------

                       See Notes to Financial Statements.

HIGH YIELD FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.0%
   (Cost $8,486)
   $8,486   Agreement with Credit Suisse First
               Boston, 3.930% dated 10/31/2005, to
               be repurchased at $8,487,000 on
               11/01/2005 (Collateralized by U.S.
               Treasury Obligations, having various
               interest rates and maturities,
               market value $8,663,000) .....................           $  8,486
                                                                        --------
TOTAL INVESTMENTS (Cost $759,135*) ..........................    98.8%   802,254
OTHER ASSETS (LIABILITIES) (NET) ............................     1.2      9,461
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $811,715
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $763,333.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+    Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

TAX-EXEMPT BOND FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
MUNICIPAL BONDS AND NOTES - 98.3%
   ALASKA - 4.6%
   $1,000   Alaska State Housing Finance Corporation,
               Housing Revenue, Series A, (FGIC Insured),
               5.250% due 12/01/2041 .................................   $ 1,043
    4,500   Alaska State International Airports, Airport &
               Marina Revenue, Series B, (AMBAC Insured),
               5.250% due 10/01/2027 .................................     4,722
    1,235   Anchorage, Electric Utilities, Power & Light
               Revenue, Sr. Lien, (MBIA Insured),
               6.500% due 12/01/2013 .................................     1,451
    2,000   Anchorage, Ice Rink, Recreational Revenue,
               6.375% due 01/01/2020 .................................     2,226
                                                                         -------
                                                                           9,442
                                                                         -------
   ARIZONA - 1.5%
    2,000   Arizona Tourism & Sports Authority, Recreational Revenue,
               (Multipurpose Stadium Facility Project), Series A,
               (MBIA Insured), 5.375% due 07/01/2019 .................     2,173
    1,000   University Medical Center Corporation, Hospital Revenue,
               5.000% due 07/01/2035*** ..............................       993
                                                                         -------
                                                                           3,166
                                                                         -------
   CALIFORNIA - 11.4%
    1,000   Alameda County, Fremont Unified School District, GO,
               Series A, (FGIC Insured), 5.000% due 08/01/2025 .......     1,040
    1,000   California County, Tobacco Securitization Agency,
               Tobacco Settlement Asset-Backed Revenue,
               (Merced County Tobacco Funding Corporation), Series A,
               5.125% due 06/01/2038 .................................       966
    1,000   California Educational Facilities Authority, College &
               University Revenue, (Pepperdine University), Series A,
               5.000% due 09/01/2033 .................................     1,028
    2,000   California Health Facilities Financing Authority, Health
               Care Revenue, (Cedars-Sinai Medical Center Project),
               5.000% due 11/15/2034 .................................     2,016
            California State Department of Water Resources, Power
               Supply Revenue, Series A:
    1,000      6.000% due 05/01/2015 .................................     1,132
               (AMBAC Insured):
    2,000      5.375% due 05/01/2018 .................................     2,161
    1,000      5.500% due 05/01/2016 .................................     1,106
    3,000      (Inverse Floater), (MBIA-IBC Insured),
               7.082% due 05/01/2011+** ..............................     3,449
    1,000   California Statewide Communities Development Authority,
               Health Care Revenue, (Adventist Health System),
               Series A, 5.000% due 03/01/2035 .......................     1,000
   $2,000   Foothill Eastern Transportation Corridor Agency, Capital
               Appreciation, Toll Road Revenue, (MBIA Insured),
               Zero coupon due 01/15/2018 ............................   $ 1,077
    2,000   Golden State Tobacco Securitization
               Corporation, Enhanced Tobacco
               Settlement Asset-Backed Bonds, Series A,
               5.000% due 06/01/2045 .................................     2,007
    2,700   Jurupa, Unified School District, GO,
               (FGIC Insured),
               5.125% due 08/01/2022 .................................     2,851
    2,000   San Francisco City and County,
               International Airports Commission, Airport
               Revenue, Second Series, Issue 29B,
               (FGIC Insured),
               5.125% due 05/01/2020 .................................     2,104
    7,000   San Joaquin Hills, Transportation Corridor
               Agency, Toll Road Revenue, Series A,
               (MBIA Insured), Zero coupon due 01/15/2034 ............     1,693
                                                                         -------
                                                                          23,630
                                                                         -------
   COLORADO - 1.4%
    1,250   Colorado Health Facilities Authority, Lease Revenue,
               (Covenant Retirement Communities, Inc.),
               5.000% due 12/01/2035 .................................     1,220
    1,650   Lakewood, COP, (AMBAC Insured), 5.350% due 12/01/2017          1,770
                                                                         -------
                                                                           2,990
                                                                         -------
   CONNECTICUT - 0.8%
    1,500   Connecticut State Special Obligation Parking, Airport &
               Marina Revenue, (Bradley International Airport),
               Series A, AMT, (ACA Insured), 6.600% due 07/01/2024 ...     1,627
                                                                         -------
   DISTRICT OF COLUMBIA - 0.3%
      500   District of Columbia, Water & Sewer Authority, Public
               Utilities Revenue, (FSA Insured),
               5.500% due 10/01/2017 .................................       565
                                                                         -------
   FLORIDA - 6.0%
      110   Escambia County, Health Facilities Authority, Health
               Facilities Revenue, (Florida Health Care Facilities
               Loan-VHA Program), (AMBAC Insured),
               5.950% due 07/01/2020 .................................       117
      650   Escambia County, Utilities Authority, Utility Systems
               Revenue, (FGIC Insured), 5.250% due 01/01/2029 ........       681
      900   Florida Housing Finance Agency, Housing Revenue,
               (Spinnaker Cove Apartments Project), Series G, AMT,
               (AMBAC Insured), 6.500% due 07/01/2036 ................       925
      800   Florida State Board of Education, Lottery Revenue,
               Series A, (FGIC Insured), 5.250% due 07/01/2017 .......       857

                       See Notes to Financial Statements.

TAX-EXEMPT BOND FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   FLORIDA (CONTINUED)
   $1,000   Hillsborough County, Port District Revenue, (Tampa Port
               Authority Project), Series A, AMT, (MBIA Insured),
               5.375% due 06/01/2027 .................................   $ 1,051
       70   Manatee County, Housing Finance Authority, SFMR, Series
               94-4, AMT, (GNMA/FNMA Collateral),
               6.875% due 11/01/2026 .................................        71
      500   Orange County, Housing Finance Authority, MFHR,
               (Hands Inc. Project), Series A,
               7.000% due 10/01/2025** ...............................       527
    5,000   Orlando, Utilities Commission, Water & Electric Revenue,
               6.000% due 10/01/2010 .................................     5,551
    1,300   Osceola County, School Board, COP, Series A,
               (AMBAC Insured), 5.125% due 06/01/2022 ................     1,366
    1,275   UCF Athletics Association, Inc., COP, (Master Lease
               Program), Series A, (FGIC Insured),
               5.000% due 10/01/2035 .................................     1,313
                                                                         -------
                                                                          12,459
                                                                         -------
   GEORGIA - 5.8%
    5,000   Georgia State, GO, Series B, 6.300% due 03/01/2009 .......     5,471
            Monroe County, Development Authority, PCR, (Oglethorpe
               Power Corporation Project), Series A,
               (MBIA-IBC Insured):
    2,500      6.700% due 01/01/2009 .................................     2,741
    3,410      6.750% due 01/01/2010 .................................     3,821
                                                                         -------
                                                                          12,033
                                                                         -------
   HAWAII - 1.1%
            Honolulu City and County, GO, Series A:
    1,270      (Unrefunded Balance),
               6.000% due 01/01/2012 .................................     1,423
      730      ETM,
               6.000% due 01/01/2012 .................................       822
                                                                         -------
                                                                           2,245
                                                                         -------
   IDAHO - 1.2%
    2,000   Idaho Health Facilities Authority, Health Care Revenue,
               (IHC Hospitals Inc. Project), (Inverse Floater), ETM,
               6.650% due 02/15/2021+** ..............................     2,533
                                                                         -------
   ILLINOIS - 6.7%
    5,000   Chicago, O'Hare International Airport, Airport Revenue,
               (Inverse Floater), AMT, (FSA Insured),
               8.650% due 01/01/2020+** ..............................     5,906
            Chicago, O'Hare International Airport, Special Facilities
               Revenue, Series B:
   $  965      (Second Lien Passenger Facility), (AMBAC Insured),
               5.500% due 01/01/2017 .................................   $ 1,041
    1,000   (United Airlines Project), AMT, (in default),
               6.100% due 11/01/2035 .................................       136
      500   Illinois Finance Authority, Health Care Revenue,
               (Friendship Village Schaumburg), Series A,
               5.625% due 02/15/2037 .................................       498
            Metropolitan Pier & Exposition Authority, Capital
               Appreciation, Dedicated State Tax Revenue, Series A,
               (FGIC Insured):
               (Unrefunded Balance):
       85      Zero coupon due 06/15/2008 ............................        78
      130      Zero coupon due 06/15/2009 ............................       114
               ETM:
      815      Zero coupon due 06/15/2009 ............................       715
    5,055      Zero coupon due 06/15/2009 ............................     4,435
    1,000   Village of Pingree Grove, Special Service Area Number One,
               Special Tax, (Cambridge Lakes Project), Series 1,
               5.250% due 03/01/2015 .................................     1,004
                                                                         -------
                                                                          13,927
                                                                         -------
   INDIANA - 3.2%
    6,000   Indiana Municipal Power Agency, Power Supply System
               Revenue, Series A, ETM, (MBIA Insured),
               6.125% due 01/01/2013 .................................     6,638
                                                                         -------
   IOWA - 0.2%
      490   Tobacco Settlement Authority Iowa, Tobacco Settlement
               Asset-Backed Revenue, Series B,
               5.300% due 06/01/2025 .................................       497
                                                                         -------
   LOUISIANA - 2.7%
    2,000   Ernest N. Morial, New Orleans Exhibit Hall Authority,
               Special Tax, Series A, (AMBAC Insured),
               5.000% due 07/15/2033 .................................     2,016
    2,680   Lafayette, Utility Revenue, (MBIA Insured),
               5.250% due 11/01/2023 .................................     2,836
    1,500   Louisiana Public Facilities Authority, Customer Receipts
               Revenue, Series B, ETM, Zero coupon due 12/01/2019 ....       782
                                                                         -------
                                                                           5,634
                                                                         -------
   MARYLAND - 1.8%
    2,000   Baltimore, Port Facilities, Industrial Revenue,
               (Consolidated Coal Sales Project), Series B,
               6.500% due 10/01/2011 .................................     2,108
    1,150   Maryland State Economic Development Corporation, Student
               Housing Revenue, (University of Maryland College Park
               Project), 5.625% due 06/01/2035 .......................     1,195
      500   Prince Georges County, Special Obligation Bonds,
               (National Harbor Project), 5.200% due 07/01/2034 ......       502
                                                                         -------
                                                                           3,805
                                                                         -------

                       See Notes to Financial Statements.

TAX-EXEMPT BOND FUND
October 31, 2005

Principal
  AMOUNT                                                                   VALUE
  (000S)                                                                  (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   MASSACHUSETTS - 3.4%
   $2,000   Massachusetts Bay Transportation Authority,
               Sales Tax Revenue, Series A,
               5.000% due 07/01/2035 ..................................   $2,042
    2,000   Massachusetts State Health & Educational
               Facilities Authority, College & University
               Revenue, (UMass Memorial Issue), Series D,
               5.000% due 07/01/2033 ..................................    1,972
    1,000   Massachusetts State Development Finance
               Agency, Revenue Bonds, (Hillcrest
               Educational Centers Inc. Project),
               6.375% due 07/01/2029 ..................................    1,007
    1,000   Massachusetts State Health & Educational
               Facilities Authority, Health Care Revenue,
               (Health Care System-Covenant Health),
               6.000% due 07/01/2031 ..................................    1,060
    1,000   Massachusetts State Water Resources Authority,
               Water Revenue, Series J, (FSA Insured),
               5.000% due 08/01/2032 ..................................    1,024
                                                                          ------
                                                                           7,105
                                                                          ------
   MICHIGAN - 1.0%
    1,000   Kent Hospital Finance Authority, Revenue Bonds,
               (Metropolitan Hospital Project), Series A,
               5.250% due 07/01/2030 ..................................      998
    1,000   Michigan State Strategic Fund, Limited
               Obligation Revenue, (Detroit Edison
               Company Exempt Facilities Project),
               Series C, AMT, (XLCA Insured),
               5.450% due 12/15/2032 ..................................    1,043
                                                                          ------
                                                                           2,041
                                                                          ------
   MINNESOTA - 0.5%
    1,000   St. Paul Housing and Redevelopment
               Authority, Hospital Facility Revenue,
               (HealthEast Project),
               6.000% due 11/15/2030 ..................................    1,070
                                                                          ------
   MISSOURI - 2.8%
    2,250   Bi-State Development Agency of the
               Missouri-Illinois Metropolitan District,
               Mass Transit Sales Tax Revenue,
               (Metrolink Cross County Extension Project),
               Series B, (FSA Insured),
               5.250% due 10/01/2019 ..................................    2,430
    1,000   Cape Girardeau County, Industrial
               Development Authority, Health Care
               Facilities Revenue, (Southeast Hospital
               Association Project),
               5.625% due 06/01/2027 ..................................    1,029
      750   Carthage, Hospital Revenue,
               6.000% due 04/01/2038*** ...............................      737
      600   Fenton, Tax Increment Revenue, (Gravois
               Bluffs Improvement Project),
               7.000% due 10/01/2021 ..................................      642
    1,000   Missouri State Health and Education
               Facilities Authority, Education Facilities
               Revenue, (University of Missouri-Columbia
               Arena Project),
               5.000% due 11/01/2018 ..................................    1,052
                                                                          ------
                                                                           5,890
                                                                          ------
   NEBRASKA - 3.2%
   $6,000   Omaha Public Power District, Electric
               Revenue, Series B, ETM,
               6.150% due 02/01/2012 ..................................   $6,659
                                                                          ------
   NEVADA - 1.0%
    1,000   Clark County, Airport Systems Subordinate
               Lien Revenue, Series A-2, (FGIC Insured),
               5.000% due 07/01/2036 ..................................    1,024
    1,000   Reno, Sales & Room Tax Revenue, Sr. Lien,
               (ReTrac-Reno Transportation Rail Access
               Corridor Project), (AMBAC Insured),
               5.125% due 06/01/2037 ..................................    1,027
                                                                          ------
                                                                           2,051
                                                                          ------
   NEW JERSEY - 3.7%
    2,000   Bergen County, Improvement Authority,
               School Improvement Revenue, (Wyckoff Township
               Board of Education Project),  (County Guaranteed),
               5.000% due 04/01/2032 ..................................    2,080
    1,000   New Jersey Economic Development Authority, Cigarette Tax
               Revenue, 5.500% due 06/15/2031 .........................    1,029
    1,000   New Jersey Economic Development Authority, Economic
               Development Revenue, (Kapkowski Road Landfill Project),
               5.750% due 04/01/2031 ..................................    1,082
    1,340   New Jersey Educational Facilities Authority, Government
               Fund Grant Revenue, (Higher Education Capital
               Improvement Project), Series A, (AMBAC Insured),
               5.250% due 09/01/2020 ..................................    1,438
    2,000   New Jersey State Turnpike Authority, Transit Revenue,
               Series C-1, (AMBAC Insured), 5.000% due 01/01/2035 .....    2,051
                                                                          ------
                                                                           7,680
                                                                          ------
    NEW YORK - 6.2%
    1,000   Erie County, Tobacco Asset Securitization Corporation,
               Tobacco Settlement Asset-Backed Revenue, Series A,
               5.000% due 06/01/2045 ..................................      951
    1,265   Metropolitan Transportation Authority, Service Contract
               Revenue, (Transportation Facilities Project), Series 7,
               4.750% due 07/01/2019 ..................................    1,336
    1,500   Metropolitan Transportation Authority, Transportation
               Revenue, Series A, (FGIC Insured),
               5.250% due 11/15/2031 ..................................    1,583
    1,000   New York City Industrial Development Agency, Liberty
               Revenue Bonds, (7 World Trade Center, LLC Project),
               Series A, 6.250% due 03/01/2015 ........................    1,063
    2,500   New York City Municipal Water Finance Authority, Water &
               Sewer Revenue, PA 1289 Project, (MBIA Insured),
               6.605% due 06/15/2027+** ...............................    2,711
    1,000   New York Counties Tobacco Trust IV, Tobacco Settlement
               Revenue, Series A, 5.000% due 06/01/2042 ...............      952

                       See Notes to Financial Statements.

TAX-EXEMPT BOND FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                -------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   NEW YORK (CONTINUED)
   $1,000   New York State Dormitory Authority, College
               & University Revenue, (State University
               Educational Facilities Project), (MBIA Insured),
               6.000% due 05/15/2016 .................................   $ 1,116
    1,000   New York State Dormitory Authority, Mount
               Sinai NYU Health Revenue,
               5.500% due 07/01/2026 .................................     1,011
      415   New York State Housing Finance Agency,
               MFHR, (Secured Mortgage Program),
               Series F, AMT,
               6.625% due 08/15/2012 .................................       416
      560   New York State Mortgage Agency,
               Homeowner Mortgage Revenue, Series 82, AMT,
               5.650% due 04/01/2030 .................................       570
    1,000   New York State, GO, Series H,
               5.750% due 03/15/2013 .................................     1,096
                                                                         -------
                                                                          12,805
                                                                         -------
   NORTH CAROLINA - 1.6%
    1,000   Charlotte, COP, (Convention Facility Project), Series A,
               5.500% due 08/01/2019 .................................     1,084
    2,000   North Carolina Municipal Power Agency
               No. 1, Catawba Electric Revenue, Series A,
               (MBIA Insured),
               5.250% due 01/01/2018 .................................     2,136
                                                                         -------
                                                                           3,220
                                                                         -------
   OHIO - 1.5%
    1,000   Adams County, Hospital Facilities
               Improvement Revenue, (Adams County Hospital Project),
               6.250% due 09/01/2020 .................................       998
    1,000   Cuyahoga County, Hospital Facilities Revenue,
               (Canton Inc. Project),
               7.500% due 01/01/2030 .................................     1,113
    1,000   Ohio State University, General Receipts
               Revenue, Series A,
               5.125% due 12/01/2031 .................................     1,034
                                                                         -------
                                                                           3,145
                                                                         -------
   OKLAHOMA - 0.7%
      255   Oklahoma Housing & Finance Authority,
               SFMR, Series B, AMT, (GNMA Collateral),
               7.997% due 08/01/2018 .................................       275
    1,000   Tulsa County, Public Facilities Authority,
               Capital Improvement Revenue, (AMBAC Insured),
               6.250% due 11/01/2022 .................................     1,111
                                                                         -------
                                                                           1,386
                                                                         -------
   OREGON - 2.1%
    1,000   Oregon Health Sciences University, College &
               University Revenue, Series A, (MBIA Insured),
               5.250% due 07/01/2022 .................................     1,072
   $2,000   Portland, Sewer System Revenue, Second
               Lien, Series A, (FSA Insured),
               5.250% due 06/01/2020 .................................   $ 2,150
    1,000   Portland, Tax Allocation Revenue, (Downtown
               Waterfront Urban Renewal & Redevelopment Project),
               Series A, (AMBAC Insured),
               5.750% due 06/15/2016 .................................     1,101
                                                                         -------
                                                                           4,323
                                                                         -------
   PENNSYLVANIA - 4.6%
    1,000   Delaware County, IDR, (Resource Recovery
               Facility), Series A,
               6.100% due 07/01/2013 .................................     1,049
            Philadelphia, Gas Works Revenue,
               (FSA Insured):
               (1998 General Ordinance):
    1,000      Fourth Series,
               5.250% due 08/01/2020 .................................     1,065
    2,500      Second Series,
               5.250% due 07/01/2029 .................................     2,636
    2,500      (Inverse Floater), Series 384,
               7.727% due 07/01/2011+** ..............................     2,856
      820   Philadelphia, Parking Authority, Auto Parking
               Revenue, Series A, (AMBAC Insured),
               5.250% due 02/15/2029 .................................       854
    1,000   Philadelphia, Redevelopment Authority
               Revenue, (Neighborhood Transformation
               Project), Series A, (FGIC Insured),
               5.500% due 04/15/2017 .................................     1,087
                                                                         -------
                                                                           9,547
                                                                         -------
   PUERTO RICO - 0.5%
    1,000   Puerto Rico Municipal Finance Agency,
               Revenue Bonds, Series A, (FSA Insured),
               5.250% due 08/01/2021 .................................     1,079
                                                                         -------
   SOUTH CAROLINA - 0.5%
    1,000   South Carolina Jobs-Economic Development
               Authority, IDR, (Electric & Gas Company
               Project), Series A, (AMBAC Insured),
               5.200% due 11/01/2027 .................................     1,058
                                                                         -------
   SOUTH DAKOTA - 0.6%
    1,250   South Dakota Health and Educational
               Facilities Authority, Health Care Revenue,
               (Sioux Valley Hospitals and Health System), Series A,
               5.250% due 11/01/2034 .................................     1,283
                                                                         -------
   TENNESSEE - 1.2%
      590   Chattanooga, Health, Educational & Housing
               Facility Board, College & University
               Revenue, (CDFI Phase I, LLC Project), Series B,
               5.500% due 10/01/2020 .................................       585
    1,000   Johnson City, Health & Educational Facility
               Board, Hospital Revenue, (Mountain States
               Health Care Facilities First Mortgage Project), Series A,
               7.500% due 07/01/2033 .................................     1,166

                       See Notes to Financial Statements.

TAX-EXEMPT BOND FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                 (000S)
---------                                                               --------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   TENNESSEE (CONTINUED)
$     710   Tennessee Housing Development Agency,
               Housing Revenue, (Homeownership
               Program), Series 2A, AMT,
               5.700% due 07/01/2031 ................................   $    719
                                                                        --------
                                                                           2,470
                                                                        --------
   TEXAS - 5.9%
    1,500   Dallas-Fort Worth International Airport
               Board, Airport & Marina Revenue,
               Series A, AMT, (FGIC Insured),
               5.500% due 11/01/2031 ................................      1,564
    2,000   Harris County, Houston Sports Authority,
               Special Revenue, Jr. Lien, Series B,
               (MBIA Insured),
               5.250% due 11/15/2040 ................................      2,064
       85   Houston, GO, (Public Improvement Project),
               (FSA Insured), (Unrefunded Balance),
               5.750% due 03/01/2015 ................................         93
    1,000   Houston, Hotel Occupancy Tax & Special
               Revenue, (Convention & Entertainment
               Project), Series B, (AMBAC Insured),
               5.750% due 09/01/2015 ................................      1,102
    1,000   Lower Colorado River Authority,
               Transmission Contract Revenue, (LCRA
               Transmission Services Corporation Project),
               (FGIC Insured),
               5.000% due 05/15/2033 ................................      1,017
    1,100   Metro Health Facilities Development
               Corporation, Health Care Revenue,
               (Wilson N. Jones Memorial Hospital Project),
               7.200% due 01/01/2021 ................................      1,137
            North Central, Health Facilities Development
               Corporation Revenue:
    1,000      (Baylor Health Care System Project), Series A,
               5.125% due 05/15/2029 ................................      1,016
    1,000      (Children's Medical Center of Dallas
               Project), (AMBAC Insured),
               5.250% due 08/15/2032 ................................      1,040
    1,000   Texas Tech University System, Financing
               System Revenue, Seventh Series, (MBIA Insured),
               5.000% due 08/15/2025 ................................      1,031
    2,000   University of Texas Financing System,
               College & University Revenue, Series A,
               5.250% due 08/15/2019 ................................      2,148
                                                                        --------
                                                                          12,212
                                                                        --------
   VIRGINIA - 0.3%
      500   Virginia Beach Development Authority,
               Residential Care Facility Mortgage
               Revenue, (Westminster & Canterbury of
               Hampton Roads Inc.),
               5.375% due 11/01/2032 ................................        504
                                                                        --------
   WASHINGTON - 6.6%
    5,000   Franklin County, Pasco School District
               No. 1, GO, (FSAInsured),
               5.250% due 12/01/2019 ................................      5,361
   $4,500   King County, Kent School District No. 415,
               GO, Series C,
               6.300% due 12/01/2008 ................................   $  4,785
    3,000   Washington State, GO, Series B & AT-7,
               6.400% due 06/01/2017 ................................      3,549
                                                                        --------
                                                                          13,695
                                                                        --------
   WEST VIRGINIA - 1.2%
    2,500   Harrison County, County Community Solid
               Waste Disposal Authority, IDR,
               (Monongahela Power Company Project),
               Series A, AMT, (MBIA-IBC Insured),
               6.875% due 04/15/2022 ................................      2,507
                                                                        --------
   WISCONSIN - 0.5%
            Wisconsin State Health & Educational
               Facilities Authority, Health Care Revenue,
               Series A:
      600      (Beaver Dam Community Hospitals, Inc. Project),
               6.000% due 08/15/2019 ................................        625
      380      (Waukesha Memorial Hospital Project),
               (AMBAC Insured),
               7.125% due 08/15/2007 ................................        381
                                                                        --------
                                                                           1,006
                                                                        --------
            Total Municipal Bonds and Notes
               (Cost $192,515) ......................................    203,927
                                                                        --------
SHORT-TERM MUNICIPAL BONDS - 1.6%
   (Cost $3,400)
    3,400   Delaware County, Industrial Development
               Authority, IDR, (United Parcel Service
               Project),
               2.690% due 12/01/2015++ ......................              3,400
                                                                        --------
TOTAL INVESTMENTS+++ (Cost $195,915*) .......................    99.9%   207,327
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1        252
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $207,579
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $195,999.

**   Security deemed illiquid by the Portfolio Manager.

***  Security purchased on a when-issued basis.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2005.

++ Securities with a maturity date of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rates shown are those in effect at October 31, 2005. These rates change periodically based on specified market rates or indices.

+++ All securities segregated as collateral for futures contracts or when-issued securities.

                                                                     UNREALIZED
NUMBER OF                                                  VALUE    APPRECIATION
CONTRACTS                                                  (000S)      (000S)
---------                                                 -------   ------------
FUTURES CONTRACTS-SHORT POSITION
      312   U.S. 5 Year Treasury Note,
               December 2005 ..........................   $33,038           $278
                                                          =======           ====

                       See Notes to Financial Statements.

TAX-EXEMPT BOND FUND
October 31, 2005

The Tax-Exempt Bond Fund had the following industry concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

Transportation       15.1%
Power                15.0%
General Obligation   14.1%
Hospital             11.9%

The Tax-Exempt Bond Fund had the following insurance concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA    19.1%
AMBAC   12.7%
FSA     12.1%
FGIC    10.4%

                                GLOSSARY OF TERMS

ACA   -- ACA Financial Guaranty Corporation
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
COP   -- Certificate of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
IBC   -- Insured Bond Certificate
IDR   -- Industrial Development Revenue
MBIA  -- Municipal Bond Investors Assurance
MFHR  -- Multi-family Housing Revenue
PCR   -- Pollution Control Revenue
SFMR  -- Single Family Mortgage Revenue
VHA   -- Veterans Housing Authority
XLCA  -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA MUNICIPAL FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                   VALUE
  (000S)                                                                  (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES - 100.0%
   CALIFORNIA - 99.7%
            ABAG Financing Authority for Nonprofit
               Corporations, COP:
   $  340      (Episcopal Homes Foundation),
               5.000% due 07/01/2007 ..................................   $  346
               (O'Connor Woods Obligation Group),
               (ACA Insured):
      700      5.400% due 11/01/2009 ..................................      718
    2,280      5.700% due 11/01/2013 ..................................    2,408
    1,240   ABAG Financing Authority for Nonprofit
               Corporations, Revenue Bonds, (California
               School of Mechanical Arts),
               5.250% due 10/01/2026 ..................................    1,275
    5,360   Alhambra, Improvement Board Act of 1915,
               Special Tax Revenue, (Public Works
               Assessment District No. 1), (MBIA Insured),
               6.125% due 09/02/2018 ..................................    5,413
    2,000   Anaheim, Public Financing Authority, Tax
               Allocation Revenue, (Inverse Floater),
               (MBIA Insured),
               10.120% due 12/28/2018+ ................................    2,343
    2,210   Azusa, Community Facilities District No. 1,
               Special Tax Revenue, (Mountain Cove),
               Series A,
               6.000% due 09/01/2026 ..................................    2,289
            Baldwin Park, Public Financing Authority,
               Lease Revenue, (Community Center
               Project), (AMBAC Insured):
    2,635      5.000% due 08/01/2027 ..................................    2,719
    3,000      5.000% due 08/01/2034 ..................................    3,075
            Barstow, Redevelopment Agency, Tax
               Allocation Revenue, (Central
               Redevelopment Project), Series A,
               (MBIA Insured):
      635      (Unrefunded Balance),
               7.000% due 09/01/2014 ..................................      731
    1,225      ETM,
               7.000% due 09/01/2014 ..................................    1,426
    2,000   Bay Area Government Association, Tax
               Allocation Revenue, (California
               Redevelopment Agency Pool), Series A,
               (XLCA Insured),
               5.250% due 09/01/2029 ..................................    2,097
    2,000   Burbank, Glendale & Pasadena Airport
               Authority, Airport Revenue, Series B, AMT,
               (AMBAC Insured),
               5.000% due 07/01/2025 ..................................    2,044
    3,155   Burbank, Waste Disposal Revenue, Series B,
               (FSA Insured),
               5.250% due 05/01/2024 ..................................    3,355
            California County, Tobacco Securitization
               Agency, Tobacco Settlement Asset-Backed
               Revenue:
    2,000      (Merced County Tobacco Funding
               Corporation), Series A,
               5.125% due 06/01/2038 ..................................    1,932
               (Sonoma County Securitization Corporation):
    2,000      5.125% due 06/01/2038 ..................................    1,932
    5,000      5.250% due 06/01/2045 ..................................    4,842
    2,000   California Department of Veteran Affairs,
               Home Purchase Revenue, Series A,
               (AMBAC Insured),
               5.400% due 12/01/2018 ..................................    2,043
            California Educational Facilities Authority,
               College & University Revenue:
   $5,000      (Pomona College), Series A,
               5.000% due 07/01/2045 ..................................   $5,135
    1,000      (Pooled College & University), Series B,
               6.625% due 06/01/2020 ..................................    1,090
    1,000   California Educational Facilities Authority,
               Student Loan Revenue, (California Loan
               Program), Series A, AMT, (MBIA Insured),
               5.100% due 03/01/2014 ..................................    1,040
      995   California Financing Authority for Resource
               Efficiency, Multiple Utility Revenue, (First
               Resource Efficiency Program), (AMBAC
               Insured),
               6.000% due 07/01/2017 ..................................    1,006
            California Health Facilities Financing
               Authority, Health Care Revenue:
      150      (Adventist Health System Project), Series A,
               5.000% due 03/01/2028 ..................................      151
    3,000      (Cedars-Sinai Medical Center Project),
               5.000% due 11/15/2034 ..................................    3,024
    1,000   California Infrastructure & Economic
               Development Bank, Health Care Revenue,
               (The J. David Gladstone Institute Project),
               5.500% due 10/01/2015 ..................................    1,064
    2,500   California Pollution Control Financing
               Authority, PCR, (San Diego Gas and
               Electric Company), Series A, AMT,
               (AMBAC Insured),
               5.850% due 06/01/2021 ..................................    2,505
            California Pollution Control Financing
               Authority, Solid Waste Disposal Revenue,
               (Waste Management Inc. Project), AMT:
    1,500      Series B,
               5.000% due 07/01/2027 ..................................    1,478
    2,500      Series C,
               5.125% due 11/01/2023** ................................    2,499
       65   California Rural Home Mortgage Finance
               Authority, SFMR, (Mortgage-Backed
               Securities Program), Issue A, Series 2,
               AMT, (GNMA/FHLMC Collateral),
               7.950% due 12/01/2024 ..................................       66
    6,320   California State Department of Transportation,
               COP, Series A, (MBIA Insured),
               5.250% due 03/01/2016 ..................................    6,609
            California State Department of Water
               Resources, Power Supply Revenue, Series A:
    5,000      5.750% due 05/01/2017 ..................................    5,500
    5,500      5.875% due 05/01/2016 ..................................    6,104
    7,000      (MBIA-IBC Insured),
               5.125% due 05/01/2018 ..................................    7,461
    3,000      (XLCA Insured),
               5.375% due 05/01/2017 ..................................    3,241
    1,670   California State Department of Water
               Resources, Water Revenue, Series W, (FSA
               Insured), (Unrefunded Balance),
               5.000% due 12/01/2018 ..................................    1,763
            California State Public Works Board, Lease
               Revenue:
    3,000      (California State University), Series C,
               5.400% due 10/01/2022 ..................................    3,130
    1,980      (Department of Corrections - Kern County
               at Delano II State Prison), Series C,
               5.500% due 06/01/2023 ..................................    2,132

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                   VALUE
  (000S)                                                                  (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
  $ 1,750      (Department of Corrections Program),
               Series A, (MBIA-IBC Insured),
               5.000% due 09/01/2018 ..................................   $1,824
    4,330      (Department of Corrections-Ten
               Administrative Segregation Housing Units),
               Series A, (AMBAC Insured),
               5.250% due 03/01/2019 ..................................    4,579
               (Department of Mental Health - Coalinga
               State Hospital), Series A:
    3,000      5.000% due 06/01/2024 ..................................    3,094
    1,750      5.000% due 06/01/2025 ..................................    1,810
    4,200      (UC M.I.N.D. Institute), Series A,
               5.000% due 04/01/2023 ..................................    4,295
    2,000   California State University, Systemwide
               Revenue, Series C, (MBIA Insured),
               5.000% due 11/01/2038 ..................................    2,068
            California State, GO:
    2,000      (CIFG-TCRS Insured),
               5.000% due 10/01/2022 ..................................    2,061
    4,430      (FGIC-TCRS Insured),
               5.500% due 06/01/2025 ..................................    4,748
    1,280      (Veterans), Series BJ, AMT,
               5.700% due 12/01/2032 ..................................    1,313
    3,050      (XLCA Insured),
               6.750% due 08/01/2012 ..................................    3,571
    1,500   California Statewide Communities
               Development Authority, College &
               University Revenue, (Thomas Jefferson
               School of Law), Series A,
               4.875% due 10/01/2035 ..................................    1,472
    2,600   California Statewide Communities
               Development Authority, COP, (Cedars-Sinai
               Medical Center), (MBIA-IBC Insured),
               6.500% due 08/01/2012 ..................................    2,845
            California Statewide Communities
               Development Authority, Health Care
               Revenue:
    2,000      (Adventist Health System), Series A,
               5.000% due 03/01/2035 ..................................    2,000
    1,260      (Daughters of Charity Health System
               Project), Series A,
               5.000% due 07/01/2039 ..................................    1,238
    5,085      (Sutter Health), Series A,
               5.000% due 11/15/2043 ..................................    5,085
            California Statewide Communities
               Development Authority, MFHR, (Equity
               Residential Housing):
    1,000      Series B,
               5.200% due 12/01/2029 ..................................    1,046
    3,300      Series C,
               5.200% due 06/15/2009 ..................................    3,453
    1,000   Carson, Redevelopment Agency, Tax
               Allocation Revenue, (Area No. 1 Project),
               (MBIA Insured),
               5.500% due 10/01/2016 ..................................    1,112
    3,195   Castaic Lake, Water Agency, COP, (1994
               Refunding Project), Series A, (AMBAC
               Insured),
               5.000% due 08/01/2019 ..................................    3,358
            Cathedral City, Improvement Board Act of
               1915, Special Tax Revenue, (Cove
               Improvement District No. 04-02):
  $ 1,000      5.000% due 09/02/2030 ..................................   $  978
    1,350      5.050% due 09/02/2035 ..................................    1,327
    2,800   Cerritos, Community College District, GO,
               (AMBAC Insured),
               5.000% due 08/01/2021 ..................................    2,951
    3,000   Chula Vista, COP, (MBIA Insured),
               5.000% due 08/01/2027 ..................................    3,095
      150   Chula Vista, IDR, (San Diego Gas and
               Electric Company), Series A, AMT,
               4.900% due 03/01/2023 ..................................      148
    1,725   Chula Vista, Public Financing Authority,
               Special Tax Revenue, (Assessment Districts
               Refinancing), Sr. Lien, Series A, (FSA
               Insured),
               4.700% due 09/02/2014 ..................................    1,815
    2,610   Chula Vista, Redevelopment Agency, Tax
               Allocation Revenue,
               8.625% due 09/01/2024 ..................................    2,769
    2,000   Coachella, Redevelopment Agency, Tax
               Allocation Revenue, (Area No. 3 Project),
               5.875% due 12/01/2028 ..................................    2,037
    2,160   Contra Costa County, Public Financing
               Authority, Lease Revenue, (Capital
               Projects), Series B, (MBIA Insured),
               5.250% due 06/01/2027 ..................................    2,279
    5,000   Contra Costa, Community College District,
               GO, (Election of 2002), (MBIA Insured),
               5.000% due 08/01/2029 ..................................    5,181
            Contra Costa, Water District Revenue,
               Series K, (FSA Insured):
    1,445      5.000% due 10/01/2017 ..................................    1,531
    1,520      5.000% due 10/01/2018 ..................................    1,603
    1,500   Culver City, Redevelopment Finance Authority,
               Tax Allocation Revenue, Series B,
               6.250% due 11/01/2025 ..................................    1,517
    1,665   Davis, Public Facilities Finance Authority
               Local Agency, Special Tax Revenue, (Mace
               Ranch Area), Series A,
               6.600% due 09/01/2025 ..................................    1,732
    1,215   Fairfield, Housing Authority, Mortgage
               Revenue, (Creekside Estates Mobile
               Homes),
               5.625% due 09/01/2023 ..................................    1,241
    1,000   Fontana, Redevelopment Agency, Tax
               Allocation Revenue, (Southwest Industrial
               Park Project), (MBIA Insured),
               5.200% due 09/01/2030 ..................................    1,048
            Foothill Eastern Transportation Corridor
               Agency, Toll Road Revenue:
    9,000      Zero coupon due 01/15/2026 .............................    7,641
   20,000      Zero coupon due 01/15/2030 .............................    4,873
   10,000      Zero coupon due 01/15/2032 .............................    2,152
   10,000      Zero coupon due 01/15/2033 .............................    2,026
   10,000      Zero coupon due 01/15/2034 .............................    1,904
   10,000      Zero coupon due 01/15/2036 .............................    1,681
   10,000      Zero coupon due 01/15/2037 .............................    1,582
    9,000      Zero coupon due 01/15/2038 .............................    1,340
    2,000   Fresno, Joint Powers Financing Authority,
               Lease Revenue, Series A, (FSA Insured),
               5.750% due 06/01/2026 ..................................    2,191

                      See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                   VALUE
  (000S)                                                                  (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
   $2,500   Golden State Tobacco Securitization
               Corporation, Enhanced Tobacco Settlement
               Asset-Backed Bonds, Series A,
               5.000% due 06/01/2045 ..................................   $2,508
    1,000   Hi Desert, Members Health Care District,
               Health Care Revenue,
               5.500% due 10/01/2015 ..................................    1,010
    3,000   Highland, Redevelopment Agency, Tax
               Allocation Revenue, (Highland
               Redevelopment Project Area No. 1), Series
               A, (AMBAC Insured),
               5.000% due 12/01/2028 ..................................    3,096
            Huntington Beach, Union High School District,
               GO, (Election of 2004), (FSA Insured):
    2,000      5.000% due 08/01/2027 ..................................    2,075
    5,000      5.000% due 08/01/2029 ..................................    5,181
    2,000   Huntington Park, Public Financing Authority,
               Lease Revenue, (Wastewater System
               Project),
               6.200% due 10/01/2025 ..................................    2,066
    5,000   Imperial Irrigation District, COP, (Water
               System Projects), (AMBAC Insured),
               5.500% due 07/01/2029 ..................................    5,427
    1,250   Imperial, Water Facilities Revenue, COP,
               (FGIC Insured),
               5.000% due 10/15/2020 ..................................    1,303
            Irvine, Improvement Board Act of 1915,
               Special Tax Revenue:
    1,295      (Assessment District No. 00-18), Group 5,
               5.000% due 09/02/2026 ..................................    1,282
    1,125      (Assessment District No. 03-19), Group 3,
               5.000% due 09/02/2025 ..................................    1,120
      990   Irvine, Meadows Mobile Home Park,
               Mortgage Revenue, Series A,
               5.700% due 03/01/2018 ..................................    1,029
            Irvine, Public Facilities & Infrastructure
               Authority, Assessment Revenue, (AMBAC
               Insured):
               Series B:
    1,455      5.000% due 09/02/2020 ..................................    1,506
    3,630      5.000% due 09/02/2021 ..................................    3,757
    2,000      Series C,
               5.000% due 09/02/2023 ..................................    2,045
    1,825   La Canada, Unified School District, GO,
               (Election of 2004), Series A, (MBIA
               Insured),
               5.500% due 08/01/2028 ..................................    1,991
            La Quinta, Financing Authority, Local
               Agency Revenue, Series A, (AMBAC
               Insured):
    2,000      5.000% due 09/01/2029 ..................................    2,070
    1,000      5.250% due 09/01/2024 ..................................    1,070
    1,500   La Verne, Public Financing Authority,
               Revenue Bonds, (Capital Improvement
               Projects),
               7.250% due 09/01/2026 ..................................    1,551
    1,000   Laguna Hills, COP, (Community Center
               Project), (MBIA Insured),
               5.000% due 12/01/2017 ..................................    1,056
   $1,840   Lake Elsinore, Public Financing Authority,
               Local Agency Revenue, Series G,
               5.800% due 09/02/2015 ..................................   $1,918
    1,000   Loma Linda, Hospital Revenue, (Loma Linda
               University Medical Center), Series A,
               5.000% due 12/01/2022 ..................................    1,015
    3,135   Long Beach, Bond Finance Authority,
               Economic Development Revenue,
               (Redevelopment, Housing & Gas Utility
               Financings), Series A-1, (AMBAC Insured),
               5.000% due 08/01/2035 ..................................    3,199
    1,315   Long Beach, Bond Finance Authority, Tax
               Allocation Revenue, (North Long Beach
               Redevelopment Projects), Series A,
               (AMBAC Insured),
               5.000% due 08/01/2022 ..................................    1,359
    2,000   Long Beach, Community Facilities District
               No. 5, Special Tax Revenue, (Towne Center),
               6.875% due 10/01/2025 ..................................    2,085
    2,000   Long Beach, Harbor Revenue, Series A, AMT,
               (MBIA Insured),
               5.000% due 05/15/2025 ..................................    2,053
      265   Los Angeles, Community Redevelopment
               Agency, Housing Revenue, Series C,
               (AMBAC Insured),
               6.750% due 07/01/2014 ..................................      268
    2,500   Los Angeles, Community Redevelopment
               Agency, Tax Allocation Revenue, (North
               Hollywood Project), Series E, (MBIA
               Insured),
               5.400% due 07/01/2024 ..................................    2,683
    1,000   Los Angeles, MFHR, (Ridgecroft Apartments
               Project), Series E, AMT, (GNMA Collateral),
               6.250% due 09/20/2039 ..................................    1,031
    1,445   Los Angeles, Special Assessment Revenue,
               (Landscaping & Lighting District No. 96-1
               Project), (AMBAC Insured),
               5.000% due 03/01/2022 ..................................    1,490
            Moreno Valley, Unified School District, COP,
               (FSA Insured):
    1,600      5.000% due 03/01/2025 ..................................    1,653
    1,760      5.000% due 03/01/2027 ..................................    1,814
    1,490   Mountain View, Shoreline Regional Park
               Community, Tax Allocation Revenue,
               Series A, (MBIA Insured),
               5.250% due 08/01/2015 ..................................    1,611
    2,785   Needles, Public Utilities Authority, Utilities
               Revenue, (Utilities System Acquisition
               Project), Series A,
               6.500% due 02/01/2022 ..................................    2,915
    1,100   Oakland, Revenue Bonds, (YMCA East Bay
               Project),
               7.100% due 06/01/2010 ..................................    1,127
    1,565   Oakland, Unified School District, GO,
               (Alameda County School Improvements),
               (FSA Insured),
               5.000% due 08/01/2017 ..................................    1,641
    1,485   Oceanside, Community Facilities District
               No. 01-1, Special Tax Revenue, (Morro Hills
               Development Project), Series A,
               5.500% due 09/01/2029 ..................................    1,508
    1,500   Oceanside, COP, Series A, (AMBAC Insured),
               5.250% due 04/01/2018 ..................................    1,602

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2005

PRINCIPAL
 AMOUNT                                                                    VALUE
 (000S)                                                                   (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
            Oxnard, Harbor District, Revenue Bonds:
   $1,200      Series A, AMT,
               5.750% due 08/01/2020 ..................................   $1,230
    1,000      Series B,
               6.000% due 08/01/2024 ..................................    1,044
    1,090   Pacifica, Wastewater Revenue,
               (AMBAC Insured),
               5.000% due 10/01/2024 ..................................    1,133
    1,280   Palm Desert, Financing Authority, Tax
               Allocation Revenue, (Project Area No. 2),
               Series A, (MBIA Insured),
               5.000% due 08/01/2022 ..................................    1,333
    1,995   Pomona, COP, (Mission Promenade Project),
               Series AE, (AMBAC Insured),
               5.375% due 10/01/2032 ..................................    2,116
    5,000   Pomona, Public Financing Authority, Tax
               Allocation Revenue, (Merged
               Redevelopment Project), Series AD,
               (MBIA Insured),
               5.000% due 02/01/2021 ..................................    5,140
    1,000   Pomona, Unified School District, GO,
               (MBIA Insured),
               6.150% due 08/01/2030 ..................................    1,191
    5,000   Port of Oakland, Airport & Marina Revenue,
               Series K, AMT, (FGIC Insured),
               5.750% due 11/01/2029 ..................................    5,333
    1,000   Poway, Redevelopment Agency, Tax
               Allocation Revenue, (Paguay
               Redevelopment Project), (AMBAC Insured),
               5.375% due 06/15/2019 ..................................    1,085
    2,750   Redding, Electrical Systems, COP, (Inverse
               Floater), (MBIA Insured),
               10.069% due 07/01/2022+ ................................    3,782
    1,000   Redondo Beach, Public Financing Authority,
               Revenue Bonds, (South Bay Center
               Redevelopment Project),
               7.125% due 07/01/2026 ..................................    1,033
    1,160   Riverside County, COP, (Capital
               Improvement & Family Law Court
               Refunding Projects), Series A, (FGIC Insured),
               5.000% due 11/01/2025 ..................................    1,203
    2,100   Riverside County, Public Financing Authority, COP,
               5.800% due 05/15/2029 ..................................    2,160
            Rocklin, Unified School District, Capital
               Appreciation, GO, (FGIC Insured):
    1,030      Zero coupon due 08/01/2014 .............................      668
    1,210      Zero coupon due 08/01/2016 .............................      699
    1,255      Zero coupon due 08/01/2017 .............................      687
    1,360      Zero coupon due 08/01/2019 .............................      666
    1,415      Zero coupon due 08/01/2020 .............................      656
    1,225      Zero coupon due 08/01/2023 .............................      482
    2,000   Sacramento County, Sanitation District
               Financing Authority, Sewer Revenue, ETM,
               5.000% due 12/01/2016 ..................................    2,019
            Saddleback Valley, Unified School District,
               GO, (Election of 2004), Series A, (FSA Insured):
    3,000      5.000% due 08/01/2027 ..................................    3,113
    4,000      5.000% due 08/01/2029 ..................................    4,145
            Salinas Valley, Solid Waste Authority,
               Resource Recovery Revenue, AMT,
               (AMBAC Insured):
   $2,475      5.250% due 08/01/2027 ..................................   $2,564
    2,000      5.250% due 08/01/2031 ..................................    2,062
            San Bernardino, Redevelopment Agency,
               Tax Allocation Revenue, (San Sevaine
               Redevelopment Project), Series A:
    1,000      6.900% due 09/01/2018 ..................................    1,079
    2,000      7.100% due 09/01/2029 ..................................    2,171
    1,885   San Buenaventura, COP, Series B,
               (AMBAC Insured),
               5.500% due 01/01/2017 ..................................    2,071
    3,520   San Diego County, COP, (Edgemoor &
               Regional Communications System
               Refunding Project), (AMBAC Insured),
               5.000% due 02/01/2027 ..................................    3,629
    3,000   San Diego, Community College District, GO,
               (Election of 2002), (FSA Insured),
               5.000% due 05/01/2030 ..................................    3,111
            San Diego, Redevelopment Agency, Auto
               Parking Revenue:
    1,000      (Centre City Redevelopment Project),
               Series A,
               6.400% due 09/01/2019 ..................................    1,060
    1,060      (Southcrest Redevelopment Project),
               6.500% due 10/01/2025 ..................................    1,157
    4,000   San Diego, Water Authority Revenue, COP,
               Series B, (Inverse Floater), (MBIA Insured),
               9.670% due 04/08/2021+ .................................    4,285
            San Francisco City and County, International
               Airports Commission, Airport Revenue,
               Second Series, AMT, (MBIA Insured):
    4,000   Issue 27A,
               5.250% due 05/01/2026 ..................................    4,114
    4,070   Issue 28A,
               5.250% due 05/01/2020 ..................................    4,242
    1,950   San Francisco City and County,
               Redevelopment Agency, Lease Revenue,
               (George R. Moscone Convention Center
               Project), (XLCA Insured),
               Zero coupon due 07/01/2013 .............................    1,427
    9,310   San Jose, Financing Authority, Lease
               Revenue, (Convention Center Project),
               Series F, (MBIA Insured),
               5.000% due 09/01/2018 ..................................    9,800
    1,000   San Jose, MFHR, (Sixth & Martha Family
               Apartments), AMT, (FNMA Collateral),
               5.875% due 03/01/2033 ..................................    1,036
    3,780   San Juan, Unified School District, GO,
               (Election of 2002), Series A, (MBIA
               Insured),
               5.000% due 08/01/2027 ..................................    3,922
    4,000   San Marcos, Public Facilities Authority, Sr.
               Tax Incremental Revenue, (Project Area
               No. 3-A), (AMBAC Insured),
               5.000% due 10/01/2034 ..................................    4,098
    4,475   San Marcos, Public Facilities Authority, Tax
               Allocation Revenue, (Project Areas No. 2
               & 3 Financing Project), Series C, (AMBAC Insured),
               5.000% due 08/01/2028 ..................................    4,626
    1,350   Santa Monica-Malibu, Unified School District, GO,
               5.750% due 08/01/2025 ..................................    1,492

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND
October 31, 2005

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                  (000S)
---------                                                               --------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
   $4,440   Santa Rosa, Mortgage Revenue, (Channate
               Lodge), (FHA Insured),
               6.700% due 12/01/2024 ................................   $  4,446
    2,000   Semitropic Improvement District of
               Semitropic Water Storage District, Water
               Banking Revenue, Series A,
               (XLCA Insured),
               5.125% due 12/01/2035 ................................      2,051
            South Gate, Public Financing Authority, Tax
               Allocation Revenue, (South Gate
               Redevelopment Project No. 1):
    2,090      (AMBAC Insured),
               5.250% due 09/01/2022 ................................      2,227
    1,500      (XLCA Insured),
               5.000% due 09/01/2016 ................................      1,580
    1,780   Stockton-East, Water District, COP, (1975 &
               1990 Projects), Series A, (FGIC Insured),
               5.250% due 04/01/2022 ................................      1,891
    3,270   Temecula, Redevelopment Agency, Tax
               Allocation Revenue, (Redevelopment
               Project No. 1), (MBIA Insured),
               5.250% due 08/01/2036 ................................      3,418
    1,000   Torrance, Hospital Revenue, (Torrance
               Memorial Medical Center), Series A,
               6.000% due 06/01/2022 ................................      1,093
    1,900   Turlock, COP, (Emanuel Medical Center Inc.
               Project), Series A,
               5.375% due 10/15/2034 ................................      1,915
    1,000   Tustin, Community Facilities District No. 04-1,
               Special Tax Revenue, (Tustin Legacy/John
               Laing Homes Project),
               5.375% due 09/01/2029 ................................      1,018
            University of California, College &
               University Revenue, (Multi-Purpose
               Projects), Series M, (FGIC Insured):
    2,260      5.125% due 09/01/2017 ................................      2,413
    4,635      5.125% due 09/01/2018 ................................      4,942
    2,035   Vallejo City, Unified School District, GO,
               Series A, (MBIA Insured),
               5.900% due 02/01/2021 ................................      2,398
    2,305   Walnut, Public Financing Authority, Tax
               Allocation Revenue, (Walnut Improvement
               Project), (AMBAC Insured),
               5.375% due 09/01/2022 ................................      2,478
    1,350   West Contra Costa, Unified School District,
               GO, Series A, (MBIA Insured),
               5.350% due 02/01/2017 ................................      1,492
                                                                        --------
                                                                         407,941
                                                                        --------
   VIRGIN ISLANDS - 0.3%
  $1,000    Virgin Islands, Public Finance Authority,
               Revenue Bonds, (Gross Receipts of Taxes
               on Loan Notes), Series A,
               6.375% due 10/01/2019 ................................   $  1,119
                                                                        --------
            Total Municipal Bonds and Notes
               (Cost $393,895) ......................................    409,060
                                                                        --------
TOTAL INVESTMENTS++ (Cost $393,895*) ........................   100.0%   409,060
OTHER ASSETS (LIABILITIES) (NET) ............................     0.0         (6)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $409,054
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $393,875.

**   Security purchased on a when-issued basis.

+ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2005.

++ All securities segregated as collateral for futures or when-issued securities.

                                                                     UNREALIZED
NUMBER OF                                                  VALUE    APPRECIATION
CONTRACTS                                                  (000S)      (000S)
---------                                                 -------   ------------
FUTURES CONTRACTS-SHORT POSITION
168         U.S. 5 Year Treasury Note,
               December 2005 ..........................   $17,790       $63
                                                          =======       ===

The California Municipal Fund had the following industry concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

General Purpose      37.5%
General Obligation   13.4%
Transportation       10.1%

The California Municipal Fund had the following insurance concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA    24.2%
AMBAC   19.4%

                                GLOSSARY OF TERMS

ACA     -- ACA Financial Guaranty Corporation
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
CIFG    -- CDC IXIS Financial Guaranty North America, Inc.
COP     -- Certificate of Participation
ETM     -- Escrowed to Maturity
FGIC    -- Federal Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
IBC     -- Insured Bond Certificate
IDR     -- Industrial Development Revenue
MBIA    -- Municipal Bond Investors Assurance
MFHR    -- Multi-family Housing Revenue
PCR     -- Pollution Control Revenue
SFMR    -- Single Family Mortgage Revenue
TCRS    -- Transferable Custodial Receipts
XLCA    -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2005

PRINCIPAL
 AMOUNT                                                                    VALUE
 (000S)                                                                   (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES - 90.7%
   CALIFORNIA - 88.3%
   $1,000   ABAG Financing Authority for Nonprofit
               Corporations, COP, (Episcopal Homes
               Foundation),
               6.250% due 08/15/2030 ..................................   $1,060
      905   Alameda County, COP, (Santa Rita Jail
               Project), (MBIA Insured),
               5.375% due 06/01/2009 ..................................      939
    1,000   Alameda County, Public Financing Authority,
               Lease Revenue,
               5.000% due 09/02/2008 ..................................    1,025
    2,000   Anaheim, Public Financing Authority, Lease
               Revenue, (Convention Center Project),
               Series A, (AMBAC Insured),
               5.250% due 08/01/2013 ..................................    2,175
            Anaheim, Public Financing Authority, Power
               & Light Revenue, (Electric System
               Generation Project), Series B, (FSA Insured):
    2,000      5.000% due 10/01/2015 ..................................    2,118
    2,000      5.250% due 10/01/2014 ..................................    2,179
    1,130   Baldwin Park Public Financing Authority,
               Sales Tax & Tax Allocation Revenue,
               (Puente Merced Redevelopment Project),
               4.625% due 08/01/2016 ..................................    1,142
    1,000   California Educational Facilities Authority,
               Student Loan Revenue, (California Loan
               Program), Series A, AMT, (MBIA Insured),
               5.100% due 03/01/2014 ..................................    1,040
    1,000   California Health Facilities Financing
               Authority, Health Care Revenue, (Insured
               De Las Companas Project), Series A,
               (AMBAC Insured),
               5.875% due 07/01/2009 ..................................    1,022
            California Housing Finance Agency, Mortgage
               Revenue, Series N, AMT, (AMBAC Insured):
    1,000      5.000% due 08/01/2008 ..................................    1,037
    1,000      5.100% due 02/01/2009 ..................................    1,039
            California State Department of Water
               Resources, Power Supply Revenue, Series A:
    1,675      (MBIA-IBC Insured),
               5.250% due 05/01/2015 ..................................    1,806
    4,000      (XLCA Insured),
               5.375% due 05/01/2017 ..................................    4,321
    3,000   California State Department of Water
               Resources, Water System Revenue, (Central
               Valley Project), Series Y, (FGIC Insured),
               5.250% due 12/01/2014 ..................................    3,273
    1,000   California State Economic Recovery, GO,
               Series A, (FGIC-TCRS Insured),
               5.000% due 07/01/2016 ..................................    1,077
            California State Public Works Board, Lease
               Revenue:
    1,000      (California Community Colleges), Series A,
               (AMBAC Insured),
               5.250% due 12/01/2012 ..................................    1,059
    2,000      (California State University), Series A,
               (AMBAC Insured),
               5.375% due 10/01/2017 ..................................    2,078
   $2,000      (Department of Corrections Program),
               Series A, (AMBAC Insured),
               5.250% due 06/01/2012 ..................................   $2,181
    1,000      (Department of Corrections-Ten
               Administrative Segregation Housing Units),
               Series A, (AMBAC Insured),
               5.250% due 03/01/2016 ..................................    1,064
    2,750      (Department of General Services), (Capitol
               East End Complex-Blocks 171-174 & 225),
               Series A, (AMBAC Insured),
               5.250% due 12/01/2014 ..................................    2,967
            California State, GO:
    2,000      (FGIC-TCRS Insured),
               7.000% due 10/01/2010 ..................................    2,315
    1,000      (FSA Insured),
               5.500% due 03/01/2012 ..................................    1,088
               (MBIA-IBC Insured):
    2,000      5.750% due 10/01/2010 ..................................    2,208
    2,000      6.250% due 09/01/2012 ..................................    2,299
    1,845   California Statewide Communities
               Development Authority, Water Revenue,
               (Pooled Financing Program), Series C,
               (FSA Insured),
               5.250% due 10/01/2015 ..................................    1,995
    1,240   Chino Valley, Unified School District, COP,
               Series A, (FSA Insured),
               5.250% due 09/01/2013 ..................................    1,345
      645   Chula Vista, Public Financing Authority,
               Special Tax Revenue, (Assessment Districts
               Refinancing), Sr. Lien, Series A, (FSA Insured),
               4.500% due 09/02/2013 ..................................      674
    1,325   Cotati-Rohnert Park, Unified School District,
               GO, Series B, (FGIC Insured),
               5.000% due 08/01/2017 ..................................    1,417
            Emeryville, Public Financing Authority,
               Revenue Bonds, (Emeryville
               Redevelopment Project), Series A,
               (MBIA Insured):
    1,265      5.250% due 09/01/2015 ..................................    1,376
    1,400      5.250% due 09/01/2017 ..................................    1,518
    1,000   Fresno, Unified School District, GO, Series B,
               (MBIA Insured),
               5.000% due 02/01/2018 ..................................    1,071
    2,000   Golden State Tobacco Securitization
               Corporation, Tobacco Settlement Revenue,
               Series A, (AMBAC Insured),
               5.000% due 06/01/2013 ..................................    2,151
      685   Golden West Schools Financing Authority,
               Revenue Bonds, Series A, (MBIA Insured),
               5.650% due 02/01/2012 ..................................      762
    1,230   Huntington Beach, City School District, GO,
               (FGIC Insured),
               5.250% due 08/01/2016 ..................................    1,352
    1,615   Inglewood, Unified School District, GO,
               (Election of 1998), Series C, (FSA Insured),
               5.250% due 10/01/2017 ..................................    1,748
    1,195   Kings Canyon, Joint Unified School District,
               GO, (FGIC Insured),
               5.375% due 08/01/2015 ..................................    1,308

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                  (000S)
---------                                                                 ------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
   $2,000   Loma Linda, Hospital Revenue,
               5.000% due 12/01/2017 ..................................   $2,050
    1,080   Long Beach, Bond Financing Authority,
               Lease Revenue, (Public Safety Facilities
               Projects), (AMBAC Insured),
               5.250% due 11/01/2013 ..................................    1,176
    3,000   Long Beach, Harbor Department Revenue,
               Series B, (FGIC Insured),
               5.000% due 05/15/2016 ..................................    3,204
    1,300   Los Angeles, Department of Water & Power,
               Power System Revenue, Series A-2,
               (MBIA Insured),
               5.000% due 07/01/2017 ..................................    1,381
    2,500   Los Angeles, Harbor Department Revenue,
               Series B, AMT,
               5.500% due 08/01/2008 ..................................    2,565
    1,045   Los Angeles, Municipal Improvement
               Corporation, Lease Revenue, (City of Los
               Angeles Central Library Project), Series AT,
               (MBIA Insured),
               5.500% due 06/01/2017 ..................................    1,149
    1,500   Los Angeles, State Building Authority, Lease
               Revenue, (State of California Department
               of General Services Lease Project), Series A,
               (MBIA-IBC Insured),
               5.625% due 05/01/2011 ..................................    1,634
    2,105   M-S-R Public Power Agency, San Juan Project
               Revenue, Series I, (MBIA Insured),
               5.000% due 07/01/2015 ..................................    2,242
    1,500   Merced, Irrigation District, Revenue Bonds,
               Warrants,
               4.000% due 07/01/2009 ..................................    1,511
    2,000   Oakland, Joint Powers Financing Authority,
               Revenue Bonds, (City of Oakland General
               Obligation Bond Program), (AMBAC
               Insured),
               5.000% due 06/15/2017 ..................................    2,133
    1,575   Oceanside, COP, Series A, (AMBAC Insured),
               5.250% due 04/01/2016 ..................................    1,687
            Ontario, Redevelopment Financing Authority,
               Lease Revenue:
    1,055      (Capital Projects), (AMBAC Insured),
               5.500% due 08/01/2016 ..................................    1,164
    1,060      (Project No. 1, Center City & Cimarron
               Projects), (MBIA Insured),
               5.250% due 08/01/2016 ..................................    1,149
    1,000   Orange County, Public Financing Authority,
               Lease Revenue, (Juvenile Justice Center
               Facility Project), (AMBAC Insured),
               5.375% due 06/01/2016 ..................................    1,096
    1,000   Orange County, Water District Revenue, COP,
               Series B, (MBIA Insured),
               5.000% due 08/15/2018 ..................................    1,056
      795   Palm Desert, Financing Authority, Tax
               Allocation Revenue, (Project Area No. 2),
               Series A, (MBIA Insured),
               5.000% due 08/01/2012 ..................................      856
   $1,000   Port of Oakland, Airport & Marina Revenue,
               Series N, AMT, (MBIA Insured),
               5.000% due 11/01/2011 ..................................   $1,061
    1,210   Redding, Joint Powers Financing Authority,
               Lease Revenue, (2004 Civic Center
               Refunding and Parks Project), Series B,
               (AMBAC Insured),
               5.000% due 03/01/2015 ..................................    1,292
    1,590   Redlands, COP, (AMBAC Insured),
               5.000% due 09/01/2017 ..................................    1,672
      200   Redondo Beach, Public Financing Authority,
               Revenue Bonds, (South Bay Center
               Redevelopment Project),
               6.750% due 07/01/2006 ..................................      204
    2,090   Richmond, Joint Powers Financing Authority,
               Tax Allocation Revenue, Series A, (MBIA
               Insured),
               5.500% due 09/01/2017 ..................................    2,276
            Riverside County, COP, (Historic Courthouse
               Refunding Project), Series B, (FGIC Insured):
    1,015      5.000% due 11/01/2018 ..................................    1,075
    1,105      5.000% due 11/01/2019 ..................................    1,166
    2,000   Riverside, Community College District, GO,
               (FSA Insured),
               5.000% due 08/01/2018 ..................................    2,131
    1,100   Riverside, Special Tax Revenue, (Community
               Facilities District No. 90-1-A), (MBIA
               Insured),
               5.500% due 09/01/2013 ..................................    1,206
    1,840   San Diego County, COP, (Motorola),
               (AMBAC Insured),
               5.000% due 02/01/2011 ..................................    1,965
    1,000   San Francisco City and County, Public
               Utilities Commission, Water Revenue,
               Series A, (FSA Insured),
               5.000% due 11/01/2016 ..................................    1,063
    1,200   San Jose, Financing Authority, Lease Revenue,
               (Convention Center Project), Series F,
               (MBIA Insured),
               5.000% due 09/01/2016 ..................................    1,273
            Santa Maria, Redevelopment Agency, Lease
               Revenue, (Town Center & Westside Parking
               Facilities Project), (AMBAC Insured):
      165      5.000% due 06/01/2013 ..................................      178
    1,085      5.250% due 06/01/2015 ..................................    1,170
    1,160   Shasta, Joint Powers Financing Authority,
               Lease Revenue, (County Administration
               Building Project), Series A, (MBIA Insured),
               5.250% due 04/01/2017 ..................................    1,240
    1,000   South Gate, Public Financing Authority, Tax
               Allocation Revenue, (South Gate
               Redevelopment Project No. 1),
               (XLCA Insured),
               5.000% due 09/01/2016 ..................................    1,053
      995   Southern California Home Financing Authority,
               MFHR, (The Fountains Project), Series A,
               AMT, (FNMA Collateral),
               5.400% due 01/01/2027 ..................................    1,003
    1,430   Southern California Public Power Authority,
               San Juan Power Revenue, (San Juan Unit 3
               Project), Series A, (FSA Insured),
               5.000% due 01/01/2020 ..................................    1,508

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
October 31, 2005

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000S)                                                                  (000S)
---------                                                               --------
MUNICIPAL BONDS AND NOTES (CONTINUED)
   CALIFORNIA (CONTINUED)
   $  925   Stanton, MFHR, (Continental Gardens LP
               Project), AMT, (FNMA Collateral),
               5.625% due 08/01/2029 ...............................    $    966
    1,305   Stockton, Community Facilities District No. 1,
               Supplemental Tax Revenue, (Mello Roos-
               Weston Ranch), Series A,
               5.500% due 09/01/2009 ...............................       1,354
            Sunnyvale, Solid Waste Revenue,
               (AMBAC Insured):
    1,000      5.250% due 10/01/2012 ...............................       1,068
    1,000      5.500% due 10/01/2014 ...............................       1,077
    1,000      5.500% due 10/01/2016 ...............................       1,075
    1,000   Tracy, Area Public Facilities Financing
               Agency, Special Tax Revenue, (Community
               Facilities District No. 87-1-H), (MBIA
               Insured),
               5.875% due 10/01/2013 ...............................       1,044
    1,000   Victor Valley, Union High School District,
               COP, (Victor Valley Junior High School
               Project), (AMBAC Insured),
               5.000% due 11/15/2017 ...............................       1,067
    1,535   Westlands, Water District, COP, Series A,
               (MBIA Insured),
               5.000% due 09/01/2018 ...............................       1,623
                                                                        --------
                                                                         117,092
                                                                        --------
    GUAM - 0.8%
    1,000   Guam Government, GO, Series A,
               (FSA Insured),
               5.500% due 12/01/2011 ...............................       1,102
                                                                        --------
    PUERTO RICO - 1.6%
    1,000   Puerto Rico Commonwealth, Highway &
               Transportation Authority, Highway
               Revenue, Series L, (CIFG Insured),
               5.250% due 07/01/2018 ...............................       1,098
    1,000   Puerto Rico Public Building Authority,
               Government Facilities Revenue, Series K,
               (MBIA Insured),
               4.000% due 07/01/2026 ...............................       1,014
                                                                        --------
                                                                           2,112
                                                                        --------
            Total Municipal Bonds and Notes
               (Cost $118,949) .....................................     120,306
                                                                        --------
SHORT-TERM MUNICIPAL BONDS - 7.2%
   $5,400   Adelanto, Public Utility Authority, Water &
               Sewer Revenue, (Utility System Project),
               Series A, (AMBAC Insured),
               2.700% due 11/01/2034+ ..............................    $  5,400
    4,230   California Housing Finance Agency, Housing
               Revenue, (Home Mortgages), Series U,
               AMT, (MBIA Insured),
               2.800% due 08/01/2032+ ..............................       4,230
                                                                        --------
            Total Short-Term Municipal Bonds
               (Cost $9,630) .......................................       9,630
                                                                        --------
TOTAL INVESTMENTS++ (Cost $128,579*) .......................    97.9%    129,936
OTHER ASSETS (LIABILITIES) (NET) ...........................     2.1       2,769
                                                               -----    --------
NET ASSETS .................................................   100.0%   $132,705
                                                               =====    ========

----------
*    Aggregate cost for federal tax purposes is $128,581.

+ Securities with a maturity date of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rates shown are those in effect at October 31, 2005. These rates change periodically based on specified market rates or indices.

++   All securities segregated as collateral for futures.

                                                               UNREALIZED
NUMBER OF                                            VALUE    APPRECIATION
CONTRACTS                                            (000S)      (000S)
---------                                           -------   ------------
FUTURES CONTRACTS-SHORT POSITION
49          U.S. 5 Year Treasury Note,
               December 2005 ....................   $5,189        $18
                                                    ======        ===

The California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

General Purpose      33.1%
General Obligation   16.7%
Power                13.1%

The California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10.0% at October 31, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

AMBAC   30.1%
MBIA    28.2%
FSA     12.8%
FGIC    12.2%

                                GLOSSARY OF TERMS

AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
CIFG    -- CDC IXIS Financial Guaranty North America, Inc.
COP     -- Certificates of Participation
FGIC    -- Federal Guaranty Insurance Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GO      -- General Obligation
IBC     -- Insured Bond Certificate
MBIA    -- Municipal Bond Investors Assurance
MFHR    -- Multi-family Housing Revenue
TCRS    -- Transferable Custodial Receipts
XLCA    -- XL Capital Assurance

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM GROUP OF FUNDS
October 31, 2005
(In thousands)

                                                       EQUITY      GROWTH &    WEST COAST    MID CAP                SMALL CAP
                                            REIT       INCOME       INCOME       EQUITY       STOCK      GROWTH       VALUE
                                            FUND        FUND         FUND         FUND        FUND        FUND         FUND
                                          --------   ----------   ----------   ----------   --------   ----------   ---------
ASSETS:
Investments, at cost ..................   $321,163   $2,279,835   $2,303,478   $1,228,284   $772,349   $1,619,520    $355,179
                                          ========   ==========   ==========   ==========   ========   ==========    ========
Investments, at value:
   Unaffiliated securities ............   $421,068   $2,529,959   $2,627,183   $1,527,445   $888,653   $1,734,052    $336,950
   Affiliated securities ..............         --           --           --        9,795         --           --          --
   Investments held as collateral for
      securities loaned ...............     19,418      117,812       92,358      121,873     62,210       62,919      39,799
                                          --------   ----------   ----------   ----------   --------   ----------    --------
   Total Investments ..................    440,486    2,647,771    2,719,541    1,659,113    950,863    1,796,971     376,749
Cash ..................................          2            1            1            1         38          537           1
Unrealized appreciation of forward
   foreign currency contracts .........         --           --           --           --         --           --          --
Dividends and/or interest receivable ..        392        3,951        1,881          364        735          726         581
Receivable for Fund shares sold .......         77       13,654        4,156        3,026      1,034          346         562
Receivable for investment
   securities sold ....................         --       11,207        9,226          733      5,012       27,523       4,835
Prepaid expenses ......................          3           15           18           12          7           14           3
                                          --------   ----------   ----------   ----------   --------   ----------    --------
   Total Assets .......................    440,960    2,676,599    2,734,823    1,663,249    957,689    1,826,117     382,731
                                          --------   ----------   ----------   ----------   --------   ----------    --------
LIABILITIES:
Payable upon return of
   securities loaned ..................     19,418      117,812       92,358      121,873     62,210       62,919      39,799
Unrealized depreciation of forward
   foreign currency contracts .........         --           --           --           --         --           14          --
Payable for Fund shares redeemed ......         37        1,404        1,062          541         62          638          70
Payable for when-issued securities
   purchased ..........................         --           --           --           --         --           --          --
Payable for investment securities
   purchased ..........................         --       17,734       20,919        1,251      6,266       28,402       3,235
Investment advisory fee payable .......        282        1,073        1,117          640        555        1,112         247
Shareholder servicing and
   distribution fees payable ..........         15          473          190          304         43          110           8
Transfer agent fees payable ...........          5           87           68           84         11           83           2
Variation margin ......................         --           --           --           --         --           --          --
Dividends payable .....................         --           --           --           --         --           --          --
Due to custodian ......................         --           --           --           --         --           --          --
Accrued printing and postage
   expenses ...........................         13          299          333          298         86          374          21
Accrued legal and audit fees ..........         33           45           47           41         39           43          36
Accrued expenses and
   other payables .....................         11          127           79           43         18           42          11
                                          --------   ----------   ----------   ----------   --------   ----------    --------
   Total Liabilities ..................     19,814      139,054      116,173      125,075     69,290       93,737      43,429
                                          --------   ----------   ----------   ----------   --------   ----------    --------
NET ASSETS ............................   $421,146   $2,537,545   $2,618,650   $1,538,174   $888,399   $1,732,380    $339,302
                                          ========   ==========   ==========   ==========   ========   ==========    ========

                       See Notes to Financial Statements.

                                                                                                         CALIFORNIA
                                            U.S.                                                           INSURED
SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT                  HIGH     TAX-EXEMPT   CALIFORNIA   INTERMEDIATE
 GROWTH        GROWTH         INCOME     SECURITIES     INCOME       YIELD       BOND       MUNICIPAL     MUNICIPAL
  FUND          FUND           FUND         FUND         FUND        FUND        FUND         FUND          FUND
---------   -------------   ----------   ----------   ----------   --------   ----------   ----------   ------------

 $343,885      $792,224      $275,881    $1,971,544   $1,200,591   $759,135    $195,915     $393,895      $128,579
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========

 $336,359      $840,077      $272,447    $1,934,596   $1,198,712   $802,254    $207,327     $409,060      $129,936
       --            --            --            --           --         --          --           --            --

   46,741       112,523            --            --           --         --          --           --            --
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------
  383,100       952,600       272,447     1,934,596    1,198,712    802,254     207,327      409,060       129,936
       51             1            --            --        5,278         33          80           --            19

       --           397            --            --           --         --          --           --            --
       73         1,655         2,991         9,216       15,111     13,386       3,174        5,020         1,559
      471           719            12           297          810      1,299          61          630            10

    2,908         2,462             4             4           --      2,193          --           --         1,487
        3             6             2            13           10          6           2            4             1
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------
  386,606       957,840       275,456     1,944,126    1,219,921    819,171     210,644      414,714       133,012
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------


   46,741       112,523            --            --           --         --          --           --            --

       --           354            --            --           --         --          --           --            --
       44            16           875           800          718        440         822        1,239            35

       --            --            --        49,823           --         --       1,732        2,500            --

    1,997         1,329         5,323            --       27,653      5,749          --           --            --
      239         1,300           111           801          507        371          89          175            57

       27            17            41           137          151        120          65          195            71
       27             9            --            29           28         15           8           13             4
       --            --             1            --           --         --           5            3             1
       --            --            47           186          427        636         267          487            90
       --            --            --            --           --         --          --          981            --

      109            47            30            93          110         67          40           24            14
       36            39            34            42           39         39          33           34            33
       13            68             6            61           24         19           4            9             2
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------
   49,233       115,702         6,468        51,972       29,657      7,456       3,065        5,660           307
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------
 $337,373      $842,138      $268,988    $1,892,154   $1,190,264   $811,715    $207,579     $409,054      $132,705
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========

                       See Notes to Financial Statements.

WM Group of Funds
October 31, 2005
(In thousands)

                                                          EQUITY      GROWTH &    WEST COAST    MID CAP                SMALL CAP
                                               REIT       INCOME       INCOME       EQUITY       STOCK      GROWTH       VALUE
                                               FUND        FUND         FUND         FUND        FUND        FUND         FUND
                                             --------   ----------   ----------   ----------   --------   ----------   ---------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (accumulated net investment loss) .....   $  1,637   $    4,952   $   26,036   $    3,183   $ 11,458   $    1,476    $  1,812
Accumulated net realized gain/(loss)
   on investment transactions ............      9,864       82,421      (52,885)      37,818     53,190     (319,884)     19,484
Net unrealized appreciation/(depreciation)
   of investments ........................    119,323      367,936      416,063      430,829    178,514      177,446      21,566
Paid-in capital ..........................    290,322    2,082,236    2,229,436    1,066,344    645,237    1,873,342     296,440
                                             --------   ----------   ----------   ----------   --------   ----------    --------
      Total Net Assets ...................   $421,146   $2,537,545   $2,618,650   $1,538,174   $888,399   $1,732,380    $339,302
                                             ========   ==========   ==========   ==========   ========   ==========    ========
NET ASSETS:
Class A Shares ...........................   $ 18,234   $  887,828   $  572,128   $  735,037   $ 93,180   $  127,677    $ 14,302
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class B Shares ...........................   $  8,898   $  226,390   $   80,957   $  167,531   $ 24,218   $   96,044    $  2,955
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class C Shares ...........................   $  5,100   $  128,523   $    1,835   $   13,613   $  4,303   $    2,158    $  2,414
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class I Shares ...........................   $388,914   $1,294,804   $1,963,730   $  621,993   $766,698   $1,506,501    $319,631
                                             ========   ==========   ==========   ==========   ========   ==========    ========
SHARES OUTSTANDING:
Class A Shares ...........................      1,058       44,245       23,226       18,850      4,845        8,095       1,224
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class B Shares ...........................        518       11,360        3,423        4,809      1,329        6,801         256
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class C Shares ...........................        297        6,495           79          390        235          151         208
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Class I Shares ...........................     22,521       64,519       79,350       15,791     39,386       91,686      27,219
                                             ========   ==========   ==========   ==========   ========   ==========    ========
CLASS A SHARES:**
Net asset value per share of beneficial
   interest outstanding* .................   $  17.23   $    20.07   $    24.63   $    38.99   $  19.23   $    15.77    $  11.68
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Maximum sales charge .....................       5.50%        5.50%        5.50%        5.50%      5.50%        5.50%       5.50%
                                             ========   ==========   ==========   ==========   ========   ==========    ========
Maximum offering price per share of
   beneficial interest outstanding .......   $  18.23   $    21.24   $    26.06   $    41.26   $  20.35   $    16.69    $  12.36
                                             ========   ==========   ==========   ==========   ========   ==========    ========
CLASS B SHARES:**
Net asset value and offering price per
   share of beneficial interest
   outstanding* ..........................   $  17.18   $    19.93   $    23.65   $    34.84   $  18.23   $    14.12    $  11.55
                                             ========   ==========   ==========   ==========   ========   ==========    ========
CLASS C SHARES:**
Net asset value and offering price per
   share of beneficial interest
   outstanding* ..........................   $  17.18   $    19.79   $    23.33   $    34.94   $  18.28   $    14.25    $  11.58
                                             ========   ==========   ==========   ==========   ========   ==========    ========
CLASS I SHARES:**
Net asset value, offering and redemption
   price per share of beneficial interest
   outstanding ...........................   $  17.27   $    20.07   $    24.75   $    39.39   $  19.47   $    16.43    $  11.74
                                             ========   ==========   ==========   ==========   ========   ==========    ========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fees for the International Growth Fund.

**   Net asset values and maximum offering prices are not shown in thousands.

                       See Notes to Financial Statements.

                                                                                                         CALIFORNIA
                                            U.S.                                                           INSURED
SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT                  HIGH     TAX-EXEMPT   CALIFORNIA   INTERMEDIATE
 GROWTH        GROWTH         INCOME     SECURITIES     INCOME       YIELD       BOND       MUNICIPAL    MUNICIPAL
  FUND          FUND           FUND         FUND         FUND        FUND        FUND         FUND          FUND
---------   -------------   ----------   ----------   ----------   --------   ----------   ----------   ------------


 $     --      $  7,985      $     55    $      583   $       77   $    868    $    210     $    134      $     60

  (66,097)      (19,435)       (4,101)      (23,186)     (16,857)   (31,836)      3,588        5,163           284

   39,215       160,372        (3,269)      (36,948)      (1,879)    43,099      11,690       15,228         1,376
  364,255       693,216       276,303     1,951,705    1,208,923    799,584     192,091      388,529       130,985
 --------      --------      --------    ----------   ----------   --------    --------     --------      --------
 $337,373      $842,138      $268,988    $1,892,154   $1,190,264   $811,715    $207,579     $409,054      $132,705
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========

 $ 87,252      $ 55,628      $ 36,287    $  120,615   $  147,521   $111,164    $175,146     $241,879      $ 65,667
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
 $  9,859      $  4,822      $ 23,617    $  122,147   $  128,067   $ 73,667    $ 30,073     $162,534      $ 59,562
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
 $    954      $  1,169      $ 13,477    $    6,775   $   10,761   $ 38,475    $  2,360     $  4,641      $  7,476
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
 $239,308      $780,519      $195,607    $1,642,617   $  903,915   $588,409
 ========      ========      ========    ==========   ==========   ========

    6,263         5,180        15,684        11,453       16,302     13,505      22,741       21,523         6,050
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
      812           471        10,207        11,606       14,109      8,907       3,904       14,462         5,488
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
       78           115         5,823           645        1,186      4,653         306          413           689
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
   16,590        72,217        84,538       155,936       99,689     71,587
 ========      ========      ========    ==========   ==========   ========


 $  13.93      $  10.74      $   2.31    $    10.53   $     9.05   $   8.23    $   7.70     $  11.24      $  10.85
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========
     5.50%         5.50%         3.50%         4.50%        4.50%      4.50%       4.50%        4.50%         4.50%
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========

 $  14.74      $  11.37      $   2.39    $    11.03   $     9.48   $   8.62    $   8.06     $  11.77      $  11.36
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========



 $  12.14      $  10.24      $   2.31    $    10.52   $     9.08   $   8.27    $   7.70     $  11.24      $  10.85
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========



 $  12.31      $  10.14      $   2.31    $    10.51   $     9.08   $   8.27    $   7.70     $  11.24      $  10.85
 ========      ========      ========    ==========   ==========   ========    ========     ========      ========



 $  14.43      $  10.81      $   2.31    $    10.53   $     9.07   $   8.22
 ========      ========      ========    ==========   ==========   ========

                       See Notes to Financial Statements.

Statements of Operations

WM GROUP OF FUNDS
For the Year Ended October 31, 2005
(In thousands)

                                                          EQUITY    GROWTH &   WEST COAST    MID CAP              SMALL CAP
                                                 REIT     INCOME     INCOME      EQUITY       STOCK     GROWTH      VALUE
                                                 FUND      FUND       FUND        FUND         FUND      FUND        FUND
                                               -------   --------   --------   ----------   --------   --------   ---------
INVESTMENT INCOME:
Dividends from unaffiliated securities .....   $13,833   $ 51,739   $ 50,935    $ 21,359    $ 17,936   $ 23,658    $ 5,120
Interest ...................................       617      9,489      3,177       1,415       1,791      1,222        647
Foreign withholding taxes ..................        --       (320)      (302)        (11)        (56)      (172)      (363)
Securities lending income ..................       324        832        139         197         252        112        524
                                               -------   --------   --------    --------    --------   --------    -------
      Total investment income ..............    14,774     61,740     53,949      22,960      19,923     24,820      5,928
                                               -------   --------   --------    --------    --------   --------    -------
EXPENSES:
Investment advisory fee ....................     3,102     10,507     12,388       7,293       6,140     12,897      2,783
Custodian fees .............................        12         62         67          50          28         78         23
Legal and audit fees .......................        37         73         80          60          49         67         39
Registration and filing fees ...............        46        174         90          63          49         41         42
Printing and postage expenses ..............        26        657        630         685         166        740         30
Other ......................................        50        271        308         219         101        253         44
Shareholder servicing and distribution fees:
   Class A Shares ..........................        36      1,627      1,485       1,718         186        319         24
   Class B Shares ..........................        78      1,873        910       1,575         221      1,051         19
   Class C Shares ..........................        46        734         17         116          27         24         12
Transfer agent fees:
   Class A Shares ..........................        32        481        481         563          57        419         13
   Class B Shares ..........................        19        385        324         430          68        555          6
   Class C Shares ..........................         7         79          5          23           5          7          3
                                               -------   --------   --------    --------    --------   --------    -------
      Total expenses .......................     3,491     16,923     16,785      12,795       7,097     16,451      3,038
Fees waived by the transfer agent ..........        --         --         --          --          --         --         --
Fees reduced by custodian credits ..........        (1)       (15)        (3)         (1)         (3)       (47)        (2)
                                               -------   --------   --------    --------    --------   --------    -------
      Net expenses .........................     3,490     16,908     16,782      12,794       7,094     16,404      3,036
                                               -------   --------   --------    --------    --------   --------    -------
NET INVESTMENT INCOME/(LOSS) ...............    11,284     44,832     37,167      10,166      12,829      8,416      2,892
                                               -------   --------   --------    --------    --------   --------    -------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Unaffiliated security transactions ......     7,623     86,726     45,639      37,872      56,510     66,878     18,538
   Forward foreign currency contracts
      and foreign currency transactions ....        --         --         --          --          --       (119)        49
   Futures contracts .......................        --         --         --          --          --         --         --
                                               -------   --------   --------    --------    --------   --------    -------
      Net realized gain/(loss) on
         investment transactions ...........     7,623     86,726     45,639      37,872      56,510     66,759     18,587
                                               -------   --------   --------    --------    --------   --------    -------
Capital gain distributions received ........     2,695      1,209         --       1,036           2         --          1
                                               -------   --------   --------    --------    --------   --------    -------
Net increase from payment by the
   Advisor** ...............................        --         --         --          --          --         --         --
                                               -------   --------   --------    --------    --------   --------    -------
Net change in unrealized
   appreciation/depreciation of:
   Securities ..............................    34,474    125,418     53,674     124,947      55,365     82,371      2,889
   Forward foreign currency contracts ......        --         --         --          --          --         44         --
   Foreign currency, futures contracts and
      other assets and liabilities .........        --         --         --          --          --          9         (5)
                                               -------   --------   --------    --------    --------   --------    -------
Net change in unrealized appreciation/
   depreciation of investment
   transactions ............................    34,474    125,418     53,674     124,947      55,365     82,424      2,884
                                               -------   --------   --------    --------    --------   --------    -------
Net realized and unrealized gain/(loss) on
   investments .............................    44,792    213,353     99,313     163,855     111,877    149,183     21,472
                                               -------   --------   --------    --------    --------   --------    -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............   $56,076   $258,185   $136,480    $174,021    $124,706   $157,599    $24,364
                                               =======   ========   ========    ========    ========   ========    =======

----------
*    Amount represents less than $500.

**   See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                                                                       CALIFORNIA
                                            U.S.                                                        INSURED
SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT                HIGH     TAX-EXEMPT   CALIFORNIA   INTERMEDIATE
 GROWTH        GROWTH         INCOME     SECURITIES    INCOME      YIELD       BOND       MUNICIPAL     MUNICIPAL
  FUND          FUND           FUND         FUND        FUND        FUND       FUND         FUND          FUND
---------   -------------   ----------   ----------   --------   --------   ----------   ----------   ------------

 $    789     $ 17,652       $    --      $     --    $    244   $  2,367    $    --      $     --      $    --
      281          806        11,277        81,869      67,876     57,820     11,048        21,162        5,592
       (4)      (1,605)           --            --          --        (40)        --            --           --
      672          463            --            --          --         --         --            --           --
 --------     --------       -------      --------    --------   --------    -------      --------      -------
    1,738       17,316        11,277        81,869      68,120     60,147     11,048        21,162        5,592
 --------     --------       -------      --------    --------   --------    -------      --------      -------

    2,886        5,997         1,318         8,599       5,931      4,228      1,086         2,102          703
       33          554            13            63          43         52         10            39            5
       44           47            36            65          65         59         35            38           32
       38           48            38            81          53         58         35            27           25
      272          100            60           184         188        119         52            74           39
       61          110            44           218         161        103         28            65           25

      223          118           112           320         369        258        454           589          166
      109           43           273         1,390       1,406        771        330         1,800          658
        9            8           167            62         114        373         27            49           82

      245           90            56           174         177         84         81            84           18
       73           24            38           165         149         74         14            60           24
        3            3            15             7          13         29          1             2            4
 --------     --------       -------      --------    --------   --------    -------      --------      -------
    3,996        7,142         2,170        11,328       8,669      6,208      2,153         4,929        1,781
       --           --          (109)           --          --         --         --            --           --
       (7)          --*           (4)           (3)        (10)       (23)        (3)           (3)          (2)
 --------     --------       -------      --------    --------   --------    -------      --------      -------
    3,989        7,142         2,057        11,325       8,659      6,185      2,150         4,926        1,779
 --------     --------       -------      --------    --------   --------    -------      --------      -------
   (2,251)      10,174         9,220        70,544      59,461     53,962      8,898        16,236        3,813
 --------     --------       -------      --------    --------   --------    -------      --------      -------



  (47,989)      17,698           574         2,784       1,785      9,562      3,605         5,076          282

       --        1,126            --            --          --         61         --            --           --
       --           --            69            --          --         --         11            --           --
 --------     --------       -------      --------    --------   --------    -------      --------      -------

  (47,989)      18,824           643         2,784       1,785      9,623      3,616         5,076          282
 --------     --------       -------      --------    --------   --------    -------      --------      -------
        1           --            --            --          --         --         --            --           --
 --------     --------       -------      --------    --------   --------    -------      --------      -------

    1,321           --            --            --          --         --         --            --           --
 --------     --------       -------      --------    --------   --------    -------      --------      -------


   73,015       86,539        (7,791)      (52,278)    (50,548)   (13,177)    (8,398)      (10,662)      (3,892)
       --          590            --            --          --         --         --            --           --

       --          (90)          273            --          --        (20)       333            63           18
 --------     --------       -------      --------    --------   --------    -------      --------      -------

   73,015       87,039        (7,518)      (52,278)    (50,548)   (13,197)    (8,065)      (10,599)      (3,874)
 --------     --------       -------      --------    --------   --------    -------      --------      -------

   26,348      105,863        (6,875)      (49,494)    (48,763)    (3,574)    (4,449)       (5,523)      (3,592)
 --------     --------       -------      --------    --------   --------    -------      --------      -------

 $ 24,097     $116,037       $ 2,345      $ 21,050    $ 10,698   $ 50,388    $ 4,449      $ 10,713      $   221
 ========     ========       =======      ========    ========   ========    =======      ========      =======

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

WM GROUP OF FUNDS
(In thousands)

                                                                                                        GROWTH &
                                                    REIT FUND             EQUITY INCOME FUND           INCOME FUND
                                             -----------------------   -----------------------   -----------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                             ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss) .............    $ 11,284     $  8,603    $   44,832   $   22,654   $   37,167   $   20,841
Net realized gain/(loss) on
   investment transactions ...............       7,623        5,453        86,726       (3,204)      45,639      (17,060)
Capital gain distributions received ......       2,695           32         1,209           --           --
Net change in unrealized appreciation/
   depreciation of investments ...........      34,474       55,284       125,418      164,274       53,674      153,422
                                              --------     --------    ----------   ----------   ----------   ----------
Net increase in net assets
   resulting from operations .............      56,076       69,372       258,185      183,724      136,480      157,203
Distributions to shareholders from:
   Net investment income:
      Class AShares ......................        (345)        (107)      (12,793)      (5,891)      (6,506)      (5,188)
      Class B Shares .....................        (127)         (51)       (2,100)        (973)         (25)          --
      Class C Shares .....................         (79)         (35)         (978)        (188)          (4)          (6)
      Class I Shares .....................     (10,165)      (6,014)      (25,533)     (14,964)     (21,264)     (12,393)
   Net realized gains on investments:
      Class AShares ......................        (240)         (26)           --           --           --           --
      Class B Shares .....................        (144)         (21)           --           --           --           --
      Class C Shares .....................         (86)         (12)           --           --           --           --
      Class I Shares .....................      (7,193)      (1,358)           --           --           --           --
Net increase/(decrease) in net assets from
   Fund share transactions:
      Class AShares ......................       7,655        4,940       383,168      124,517      (41,061)      (4,444)
      Class B Shares .....................       2,109        2,357        62,131       23,611      (19,614)     (29,486)
      Class C Shares .....................       1,002        1,774        88,699       25,693          218          640
      Class I Shares .....................      36,671       75,766       261,151      282,071      495,612      414,954
                                              --------     --------    ----------   ----------   ----------   ----------
Net increase in net assets ...............      85,134      146,585     1,011,930      617,600      543,836      521,280
NET ASSETS:
Beginning of year ........................     336,012      189,427     1,525,615      908,015    2,074,814    1,553,534
                                              --------     --------    ----------   ----------   ----------   ----------
End of year ..............................    $421,146     $336,012    $2,537,545   $1,525,615   $2,618,650   $2,074,814
                                              ========     ========    ==========   ==========   ==========   ==========
Undistributed net investment income
   at end of year ........................    $  1,637     $  1,069    $    4,952   $    1,513   $   26,036   $   16,668
                                              ========     ========    ==========   ==========   ==========   ==========

TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ..........................    $ 12,826     $  6,601    $   41,404   $   22,016   $   27,799   $   17,587
Long-term capital gains ..................       5,553        1,023            --           --           --           --
                                              --------     --------    ----------   ----------   ----------   ----------
   Total .................................    $ 18,379     $  7,624    $   41,404   $   22,016   $   27,799   $   17,587
                                              ========     ========    ==========   ==========   ==========   ==========

----------
*    The Small Cap Value Fund commenced operations on March 1, 2004.

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND       MID CAP STOCK FUND            GROWTH FUND          SMALL CAP VALUE FUND*
-----------------------   -----------------------   -----------------------   -------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
 10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04     10/31/05      10/31/04
----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------
$   10,166   $    2,198    $ 12,829     $  2,233    $    8,416   $     (606)   $  2,892      $  1,743

    37,872       28,703      56,510       24,345        66,759       39,917      18,587           941
     1,036           --           2           --            --           --           1            --

   124,947       65,518      55,365       32,323        82,424       14,218       2,884        18,682
----------   ----------    --------     --------    ----------   ----------    --------      --------

   174,021       96,419     124,706       58,901       157,599       53,529      24,364        21,366


    (3,556)          --        (100)         (35)         (460)          --         (55)           --
        --           --          --           --          (280)          --          (6)           --
        (3)          --          --           --            (7)          --          (2)           --
    (4,933)        (437)     (2,895)      (1,465)       (6,132)          --      (2,805)           --

    (7,696)          --      (2,119)        (101)           --           --          --            --
    (1,922)          --        (732)         (46)           --           --          --            --
      (126)          --         (69)          (2)           --           --          --            --
    (6,454)          --     (21,862)        (974)           --           --          --            --


    41,184       50,313      25,110       15,975        (8,352)       4,016      11,566         2,784
    10,799        9,013       1,870          738       (23,335)     (24,063)      2,358           585
     3,521        4,987       2,289        1,132            (6)       1,389       2,082           389
    45,817      128,742      64,931      196,744        93,923      575,664      29,467       247,209
----------   ----------    --------     --------    ----------   ----------    --------      --------
   250,652      289,037     191,129      270,867       212,950      610,535      66,969       272,333

 1,287,522      998,485     697,270      426,403     1,519,430      908,895     272,333            --
----------   ----------    --------     --------    ----------   ----------    --------      --------
$1,538,174   $1,287,522    $888,399     $697,270    $1,732,380   $1,519,430    $339,302      $272,333
==========   ==========    ========     ========    ==========   ==========    ========      ========

$    3,183   $    1,509    $ 11,458     $  1,624    $    1,476   $       58    $  1,812      $  1,739
==========   ==========    ========     ========    ==========   ==========    ========      ========


$    8,492   $      437    $  4,637     $  1,715    $    6,879   $       --    $  2,868      $     --
    16,198           --      23,140          908            --           --          --            --
----------   ----------    --------     --------    ----------   ----------    --------      --------
$   24,690   $      437    $ 27,777     $  2,623    $    6,879   $       --    $  2,868      $     --
==========   ==========    ========     ========    ==========   ==========    ========      ========

                     See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                                       SMALL CAP               INTERNATIONAL               SHORT TERM
                                                      GROWTH FUND               GROWTH FUND               INCOME FUND
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                                ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss) ................    $ (2,251)    $  (2,535)   $ 10,174    $   5,436     $  9,220     $  8,562
Net realized gain/(loss) on
   investment transactions ..................     (47,989)       49,045      18,824        4,780          643         (215)
Capital gain distributions received .........           1            --          --           --           --           --
Net Increase from payment by the Advisor* ...       1,321            --          --           --           --           --
Net change in unrealized appreciation/
   depreciation of investments ..............      73,015       (45,470)     87,039       36,011       (7,518)      (1,507)
                                                 --------     ---------    --------    ---------     --------     --------
Net increase in net assets resulting from
   operations ...............................      24,097         1,040     116,037       46,227        2,345        6,840
Distributions to shareholders from:
   Net investment income:
      Class A Shares ........................          --            --        (364)        (249)      (1,541)      (1,965)
      Class B Shares ........................          --            --          --           --         (742)        (898)
      Class C Shares ........................          --            --          (4)          (1)        (453)        (442)
      Class I Shares ........................          --            --      (7,523)      (4,799)      (6,799)      (5,343)
   Net realized gains on investments:
      Class A Shares ........................          --            --          --           --           --           --
      Class B Shares ........................          --            --          --           --           --           --
      Class C Shares ........................          --            --          --           --           --           --
      Class I Shares ........................          --            --          --           --           --           --
Net increase/(decrease) in net assets from
   Fund share transactions:
      Class A Shares ........................     (12,015)       16,352       9,765        9,571      (16,583)     (17,456)
      Class B Shares ........................      (2,939)       (5,355)        579         (757)      (7,458)     (12,276)
      Class C Shares ........................          42           551         634          333       (5,044)       1,258
      Class I Shares ........................     (15,365)     (105,981)    140,594      184,051       31,452       40,577
      Redemption fees .......................          --            --          10            1           --           --
                                                 --------     ---------    --------    ---------     --------     --------
Net increase/(decrease) in net assets .......      (6,180)      (93,393)    259,728      234,377       (4,823)      10,295
NET ASSETS:
Beginning of year ...........................     343,553       436,946     582,410      348,033      273,811      263,516
                                                 --------     ---------    --------    ---------     --------     --------
End of year .................................    $337,373     $ 343,553    $842,138    $ 582,410     $268,988     $273,811
                                                 ========     =========    ========    =========     ========     ========
Undistributed net investment income at end
   of year ..................................    $     --     $      --    $  7,985    $   4,599     $     55     $     78
                                                 ========     =========    ========    =========     ========     ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .............................    $     --     $      --    $  7,891    $   5,049     $  9,535     $  8,648
Tax-exempt income ...........................          --            --          --           --           --           --
Long-term capital gains .....................          --            --          --           --           --           --
                                                 --------     ---------    --------    ---------     --------     --------
   Total ....................................    $     --     $      --    $  7,891    $   5,049     $  9,535     $  8,648
                                                 ========     =========    ========    =========     ========     ========

----------
*    See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

    U.S. GOVERNMENT
    SECURITIES FUND             INCOME FUND             HIGH YIELD FUND         TAX-EXEMPT BOND FUND
-----------------------   -----------------------   -----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
$   70,544   $   52,299   $   59,461   $   56,095    $ 53,962     $ 48,288     $  8,898     $  9,819

     2,784          171        1,785        1,713       9,623       17,497        3,616        2,609
        --           --           --           --          --           --           --           --
        --           --           --           --          --           --           --           --

   (52,278)       7,630      (50,548)      14,882     (13,197)      16,305       (8,065)        (305)
----------   ----------   ----------   ----------    --------     --------     --------     --------

    21,050       60,100       10,698       72,690      50,388       82,090        4,449       12,123


    (5,482)      (6,550)      (7,648)      (8,004)     (7,174)      (4,750)      (7,693)      (8,313)
    (4,948)      (6,926)      (6,248)      (7,906)     (4,795)      (5,554)      (1,151)      (1,394)
      (222)        (328)        (504)        (602)     (2,317)      (1,966)         (95)        (142)
   (67,624)     (46,885)     (49,194)     (44,097)    (41,288)     (38,653)          --           --
        --           --           --           --          --           --       (2,041)      (2,309)
        --           --           --           --          --           --         (392)        (496)
        --           --           --           --          --           --          (40)         (50)
        --           --           --           --          --           --           --           --


   (10,238)     (41,621)       6,391       (7,529)     26,776       33,689       (3,754)     (22,261)
   (31,325)     (92,848)     (17,900)     (44,155)     (5,927)      (7,690)      (4,309)      (9,517)
       700       (7,036)        (310)      (3,811)      5,421        7,493       (1,180)        (682)
   431,064      601,231      108,913      147,017      65,992       78,376           --           --
        --           --           --           --          --           --           --           --
----------   ----------   ----------   ----------    --------     --------     --------     --------
   332,975      459,137       44,198      103,603      87,076      143,035      (16,206)     (33,041)

 1,559,179    1,100,042    1,146,066    1,042,463     724,639      581,604      223,785      256,826
----------   ----------   ----------   ----------    --------     --------     --------     --------
$1,892,154   $1,559,179   $1,190,264   $1,146,066    $811,715     $724,639     $207,579     $223,785
==========   ==========   ==========   ==========    ========     ========     ========     ========

$      583   $      292   $       77   $      485    $    868     $    981     $    210     $    207
==========   ==========   ==========   ==========    ========     ========     ========     ========
$   78,276   $   60,689   $   63,594   $   60,609    $ 55,574     $ 50,923     $     --     $    378
        --           --           --           --          --           --        8,939        9,779
        --           --           --           --          --           --        2,473        2,547
----------   ----------   ----------   ----------    --------     --------     --------     --------
$   78,276   $   60,689   $   63,594   $   60,609    $ 55,574     $ 50,923     $ 11,412     $ 12,704
==========   ==========   ==========   ==========    ========     ========     ========     ========


                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                                       CALIFORNIA              CALIFORNIA INSURED
                                                     MUNICIPAL FUND       INTERMEDIATE MUNICIPAL FUND
                                                -----------------------   ---------------------------
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                 10/31/05     10/31/04      10/31/05       10/31/04
                                                ----------   ----------   ------------   ------------
Net investment income........................    $ 16,236     $ 18,650      $  3,813       $  4,209
Net realized gain/(loss) on
   investment transactions...................       5,076        1,664           282           (576)
Net change in unrealized appreciation/
   depreciation of investments...............     (10,599)       5,421        (3,874)         1,440
                                                 --------     --------      --------       --------
Net increase in net assets resulting from
   operations................................      10,713       25,735           221          5,073
Distributions to shareholders from:
   Net investment income:
      Class A Shares.........................      (9,845)     (10,374)       (2,071)        (2,155)
      Class B Shares.........................      (6,202)      (8,010)       (1,549)        (1,842)
      Class C Shares.........................        (168)        (227)         (194)          (212)
   Net realized gains on investments:
      Class A Shares.........................        (601)          --           (29)          (696)
      Class B Shares.........................        (503)          --           (30)          (847)
      Class C Shares.........................         (14)          --            (3)           (94)
Net increase/(decrease) in net assets from
   Fund share transactions:
      Class A Shares.........................      13,478      (24,046)        1,650         (8,913)
      Class B Shares.........................     (30,692)     (62,790)      (10,250)       (21,746)
      Class C Shares.........................        (556)      (2,993)       (1,077)        (1,527)
                                                 --------     --------      --------       --------
Net decrease in net assets...................     (24,390)     (82,705)      (13,332)       (32,959)
NET ASSETS:
Beginning of year............................     433,444      516,149       146,037        178,996
                                                 --------     --------      --------       --------
End of year..................................    $409,054     $433,444      $132,705       $146,037
                                                 ========     ========      ========       ========
Undistributed net investment income
   at end of year............................    $    134     $    134      $     60       $     61
                                                 ========     ========      ========       ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income..............................    $     --     $     73      $     --       $    304
Tax-exempt income............................      16,215       18,538         3,814          4,209
Long-term capital gains......................       1,118           --            62          1,333
                                                 --------     --------      --------       --------
   Total.....................................    $ 17,333     $ 18,611      $  3,876       $  5,846
                                                 ========     ========      ========       ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM GROUP OF FUNDS

(In thousands)

                                                                                                           GROWTH &
                                                      REIT FUND             EQUITY INCOME FUND           INCOME FUND
                                               -----------------------   -----------------------   -----------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                               ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
   CLASS A:
      Sold..................................    $12,754      $ 7,159      $467,759     $162,748     $ 39,189     $ 72,979
      Issued as reinvestment of dividends...        508          116        11,158        5,448        6,275        5,039
      Redeemed..............................     (5,607)      (2,335)      (95,749)     (43,679)     (86,525)     (82,462)
                                                -------      -------      --------     --------     --------     --------
      Net increase/(decrease)...............    $ 7,655      $ 4,940      $383,168     $124,517     $(41,061)    $ (4,444)
                                                =======      =======      ========     ========     ========     ========
   CLASS B:
      Sold..................................    $ 4,183      $ 4,003      $ 94,639     $ 45,625     $  5,243     $  9,828
      Issued as reinvestment of dividends...        224           56         1,809          911           24           --
      Redeemed..............................     (2,298)      (1,702)      (34,317)     (22,925)     (24,881)     (39,314)
                                                -------      -------      --------     --------     --------     --------
      Net increase/(decrease)...............    $ 2,109      $ 2,357      $ 62,131     $ 23,611     $(19,614)    $(29,486)
                                                =======      =======      ========     ========     ========     ========
   CLASS C:
      Sold..................................    $ 2,480      $ 2,929      $ 96,461     $ 28,418     $    729     $  1,005
      Issued as reinvestment of dividends...        150           43           766          154            4            6
      Redeemed..............................     (1,628)      (1,198)       (8,528)      (2,879)        (515)        (371)
                                                -------      -------      --------     --------     --------     --------
      Net increase..........................    $ 1,002      $ 1,774      $ 88,699     $ 25,693     $    218     $    640
                                                =======      =======      ========     ========     ========     ========
   CLASS I:
      Sold..................................    $21,378      $70,279      $237,093     $267,857     $474,848     $409,181
      Issued as reinvestment of dividends...     17,358        7,372        25,533       14,964       21,264       12,393
      Redeemed..............................     (2,065)      (1,885)       (1,475)        (750)        (500)      (6,620)
                                                -------      -------      --------     --------     --------     --------
      Net increase..........................    $36,671      $75,766      $261,151     $282,071     $495,612     $414,954
                                                =======      =======      ========     ========     ========     ========
SHARES
   CLASS A:
      Sold..................................        768          508        23,884        9,548        1,595        3,128
      Issued as reinvestment of dividends...         31            8           573          322          253          229
      Redeemed..............................       (341)        (170)       (4,876)      (2,574)      (3,517)      (3,552)
                                                -------      -------      --------     --------     --------     --------
      Net increase/(decrease)...............        458          346        19,581        7,296       (1,669)        (195)
                                                =======      =======      ========     ========     ========     ========
   CLASS B:
      Sold..................................        255          284         4,886        2,704          220          440
      Issued as reinvestment of dividends...         14            4            94           54            1           --
      Redeemed..............................       (140)        (125)       (1,776)      (1,368)      (1,049)      (1,757)
                                                -------      -------      --------     --------     --------     --------
      Net increase/(decrease)...............        129          163         3,204        1,390         (828)      (1,317)
                                                =======      =======      ========     ========     ========     ========
   CLASS C:
      Sold..................................        150          213         4,973        1,695           32           46
      Issued as reinvestment of dividends...          9            3            40            9           --           --
      Redeemed..............................        (98)         (86)         (440)        (172)         (22)         (17)
                                                -------      -------      --------     --------     --------     --------
      Net increase..........................         61          130         4,573        1,532           10           29
                                                =======      =======      ========     ========     ========     ========
   CLASS I:
      Sold..................................      1,337        5,257        12,184       15,991       19,204       17,733
      Issued as reinvestment of dividends...      1,056          532         1,313          885          856          561
      Redeemed..............................       (125)        (139)          (81)         (45)         (20)        (284)
                                                -------      -------      --------     --------     --------     --------
      Net increase..........................      2,268        5,650        13,416       16,831       20,040       18,010
                                                =======      =======      ========     ========     ========     ========

                     See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                                     WEST COAST EQUITY FUND      MID CAP STOCK FUND           GROWTH FUND
                                                    -----------------------   -----------------------   -----------------------
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                                    ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
   CLASS A:
      Sold ......................................    $111,137     $116,678     $31,725      $ 25,203     $ 17,252     $ 28,670
      Issued as reinvestment of dividends .......      10,883           --       2,131           133          448           --
      Redeemed ..................................     (80,836)     (66,365)     (8,746)       (9,361)     (26,052)     (24,654)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................    $ 41,184     $ 50,313     $25,110      $ 15,975     $ (8,352)    $  4,016
                                                     ========     ========     =======      ========     ========     ========
   CLASS B:
      Sold ......................................    $ 29,204     $ 34,227     $ 4,988      $  3,822     $  3,252     $  6,706
      Issued as reinvestment of dividends .......       1,832           --         701            45          270           --
      Redeemed ..................................     (20,237)     (25,214)     (3,819)       (3,129)     (26,857)     (30,769)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................    $ 10,799     $  9,013     $ 1,870      $    738     $(23,335)    $(24,063)
                                                     ========     ========     =======      ========     ========     ========
   CLASS C:
      Sold ......................................    $  5,584     $  7,311     $ 2,699      $  1,293     $  1,024     $  1,636
      Issued as reinvestment of dividends .......         118           --          61             2            6           --
      Redeemed ..................................      (2,181)      (2,324)       (471)         (163)      (1,036)        (247)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................    $  3,521     $  4,987     $ 2,289      $  1,132     $     (6)    $  1,389
                                                     ========     ========     =======      ========     ========     ========
   CLASS I:
      Sold ......................................    $ 36,035     $133,663     $46,690      $195,470     $100,416     $575,894
      Issued as reinvestment of dividends .......      11,387          437      24,756         2,440        6,132           --
      Redeemed ..................................      (1,605)      (5,358)     (6,515)       (1,166)     (12,625)        (230)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................    $ 45,817     $128,742     $64,931      $196,744     $ 93,923     $575,664
                                                     ========     ========     =======      ========     ========     ========
SHARES
   CLASS A:
      Sold ......................................       2,980        3,420       1,718         1,521        1,129        1,994
      Issued as reinvestment of dividends .......         291         --           122             8           29         --
      Redeemed ..................................      (2,167)      (1,955)       (482)         (563)      (1,705)      (1,724)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................       1,104        1,465       1,358           966         (547)         270
                                                     ========     ========     =======      ========     ========     ========
   CLASS B:
      Sold ......................................         875        1,114         285           241          237          515
      Issued as reinvestment of dividends .......          55           --          42             3           19           --
      Redeemed ..................................        (605)        (824)       (220)         (197)      (1,955)      (2,363)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................         325          290         107            47       (1,699)      (1,848)
                                                     ========     ========     =======      ========     ========     ========
   CLASS C:
      Sold ......................................         166          238         150            81           74          125
      Issued as reinvestment of dividends .......           4           --           4            --           --           --
      Redeemed ..................................         (65)         (76)        (27)          (10)         (74)         (19)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................         105          162         127            71           --          106
                                                     ========     ========     =======      ========     ========     ========
   CLASS I:
      Sold ......................................         970        3,925       2,637        11,766        6,423       38,649
      Issued as reinvestment of dividends .......         301           13       1,394           153          383           --
      Redeemed ..................................         (43)        (160)       (347)          (71)        (785)         (16)
                                                     --------     --------     -------      --------     --------     --------
      Net increase/(decrease) ...................       1,228        3,778       3,684        11,848        6,021       38,633
                                                     ========     ========     =======      ========     ========     ========

----------
+    The Small Cap Value Fund commenced operations on March 1, 2004.

                       See Notes to Financial Statements.

                                  SMALL CAP             INTERNATIONAL               SHORT TERM
 SMALL CAP VALUE FUND+           GROWTH FUND             GROWTH FUND                INCOME FUND
-----------------------   -----------------------   -----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
 $16,188      $  2,899     $ 11,769    $  39,482     $ 16,974     $ 17,317     $ 14,092    $ 27,980
      43            --           --           --          356          245        1,042       1,356
  (4,665)         (115)     (23,784)     (23,130)      (7,565)      (7,991)     (31,717)    (46,792)
 -------      --------     --------    ---------     --------     --------     --------    --------
 $11,566      $  2,784     $(12,015)   $  16,352     $  9,765     $  9,571     $(16,583)   $(17,456)
 =======      ========     ========    =========     ========     ========     ========    ========
 $ 2,833      $    706     $    811    $   4,111     $  1,979     $  1,369     $  2,089    $  8,280
       4            --           --           --           --           --          592         739
    (479)         (121)      (3,750)      (9,466)      (1,400)      (2,126)     (10,139)    (21,295)
 -------      --------     --------    ---------     --------     --------     --------    --------
 $ 2,358      $    585     $ (2,939)   $  (5,355)    $    579     $   (757)    $ (7,458)   $(12,276)
 =======      ========     ========    =========     ========     ========     ========    ========
 $ 2,506      $    473     $    555    $     956     $    929     $    639     $  3,121    $ 14,060
       2            --           --           --            3            1          389         366
    (426)          (84)        (513)        (405)        (298)        (307)      (8,554)    (13,168)
 -------      --------     --------    ---------     --------     --------     --------    --------
 $ 2,082      $    389     $     42    $     551     $    634     $    333     $ (5,044)   $  1,258
 =======      ========     ========    =========     ========     ========     ========    ========
 $27,162      $247,359     $ 35,485    $  53,652     $133,171     $179,477     $ 24,653    $ 35,609
   2,805            --           --           --        7,523        4,799        6,799       5,343
    (500)         (150)     (50,850)    (159,633)        (100)        (225)        --          (375)
 -------      --------     --------    ---------     --------     --------     --------    --------
 $29,467      $247,209     $(15,365)   $(105,981)    $140,594     $184,051     $ 31,452    $ 40,577
 =======      ========     ========    =========     ========     ========     ========    ========
   1,333           287          873        2,794        1,684        1,935        6,020      11,724
       3            --           --           --           36           29          445         567
    (388)          (11)      (1,757)      (1,699)        (760)        (896)     (13,549)    (19,591)
 -------      --------     --------    ---------     --------     --------     --------    --------
     948           276         (884)       1,095          960        1,068       (7,084)     (7,300)
 =======      ========     ========    =========     ========     ========     ========    ========
     237            70           68          326          205          158          891       3,475
      --            --           --           --           --           --          253         310
     (40)          (11)        (319)        (771)        (146)        (246)      (4,327)     (8,916)
 -------      --------     --------    ---------     --------     --------     --------    --------
     197            59         (251)        (445)          59          (88)      (3,183)     (5,131)
 =======      ========     ========    =========     ========     ========     ========    ========
     207            46           46           74           95           75        1,330       5,891
      --            --           --           --           --           --          166          154
     (37)           (8)         (43)         (33)         (31)         (35)      (3,655)     (5,520)
 -------      --------     --------    ---------     --------     --------     --------    --------
     170            38            3           41           64           40       (2,159)        525
 =======      ========     ========    =========     ========     ========     ========    ========
   2,255        24,787        2,536        3,920       13,246       20,051       10,528      14,915
     236            --           --           --          749          563        2,909       2,240
     (44)          (15)      (3,688)     (10,697)          (9)         (26)          --        (158)
 -------      --------     --------    ---------     --------     --------     --------    --------
   2,447        24,772       (1,152)      (6,777)      13,986       20,588       13,437      16,997
 =======      ========     ========    =========     ========     ========     ========    ========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

(In thousands)

                                                   U.S. GOVERNMENT
                                                   SECURITIES FUND            INCOME FUND              HIGH YIELD FUND
                                               -----------------------   -----------------------   -----------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                               ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
   CLASS A:
      Sold .................................    $ 20,979    $  14,876     $ 37,224     $ 35,193     $ 65,936     $ 66,774
      Issued as reinvestment of dividends...       4,035        4,770        4,859        5,097        3,681        2,383
      Redeemed .............................     (35,252)     (61,267)     (35,692)     (47,819)     (42,841)     (35,468)
                                                --------    ---------     --------     --------     --------     --------
      Net increase/(decrease) ..............    $(10,238)   $ (41,621)    $  6,391     $ (7,529)    $ 26,776     $ 33,689
                                                ========    =========     ========     ========     ========     ========
   CLASS B:
      Sold .................................    $  4,266    $   7,088     $ 11,034     $ 23,555     $  9,556     $ 20,058
      Issued as reinvestment of dividends ..       3,945        5,486        3,740        4,768        2,103        2,426
      Redeemed .............................     (39,536)    (105,422)     (32,674)     (72,478)     (17,586)     (30,174)
                                                --------    ---------     --------     --------     --------     --------
      Net decrease .........................    $(31,325)   $ (92,848)    $(17,900)    $(44,155)    $ (5,927)    $ (7,690)
                                                ========    =========     ========     ========     ========     ========
   CLASS C:
      Sold .................................    $  3,171    $   1,945     $  3,712     $  4,123     $ 14,492     $ 19,533
      Issued as reinvestment of dividends ..         175          245          349          411        1,133          995
      Redeemed .............................      (2,646)      (9,226)      (4,371)      (8,345)     (10,204)     (13,035)
                                                --------    ---------     --------     --------     --------     --------
      Net increase/(decrease) ..............    $    700    $  (7,036)    $   (310)    $ (3,811)    $  5,421     $  7,493
                                                ========    =========     ========     ========     ========     ========
   CLASS I:
      Sold .................................    $363,440    $ 557,045     $ 69,059     $147,970     $ 35,769     $ 77,684
      Issued as reinvestment of dividends ..      67,624       46,885       49,194       44,097       41,288       38,653
      Redeemed .............................          --       (2,699)      (9,340)     (45,050)     (11,065)     (37,961)
                                                --------    ---------     --------     --------     --------     --------
      Net increase .........................    $431,064    $ 601,231     $108,913     $147,017     $ 65,992     $ 78,376
                                                ========    =========     ========     ========     ========     ========
SHARES
   CLASS A:
      Sold .................................       1,956        1,367        4,000        3,736        7,984        8,227
      Issued as reinvestment of dividends ..         376          440          523          542          445          293
      Redeemed .............................      (3,278)      (5,655)      (3,835)      (5,105)      (5,212)      (4,404)
                                                --------    ---------     --------     --------     --------     --------
      Net increase/(decrease) ..............        (946)      (3,848)         688         (827)       3,217        4,116
                                                ========    =========     ========     ========     ========     ========
   CLASS B:
      Sold .................................         397          651        1,180        2,495        1,153        2,460
      Issued as reinvestment of dividends ..         367          506          401          506          253          298
      Redeemed .............................      (3,681)      (9,721)      (3,499)      (7,711)      (2,120)      (3,708)
                                                --------    ---------     --------     --------     --------     --------
      Net decrease .........................      (2,917)      (8,564)      (1,918)      (4,710)        (714)        (950)
                                                ========    =========     ========     ========     ========     ========
   CLASS C:
      Sold .................................         296          179          397          436        1,743        2,395
      Issued as reinvestment of dividends ..          17           22           37           44          136          122
      Redeemed .............................        (246)        (852)        (469)        (888)      (1,232)      (1,613)
                                                --------    ---------     --------     --------     --------     --------
      Net increase/(decrease) ..............          67         (651)         (35)        (408)         647          904
                                                ========    =========     ========     ========     ========     ========
   CLASS I:
      Sold .................................      33,841       51,228        7,342       15,782        4,296        9,657
      Issued as reinvestment of dividends ..       6,304        4,324        5,280        4,687        5,005        4,768
      Redeemed .............................          --         (251)      (1,005)      (4,919)      (1,345)      (4,803)
                                                --------    ---------     --------     --------     --------     --------
      Net increase .........................      40,145       55,301       11,617       15,550        7,956        9,622
                                                ========    =========     ========     ========     ========     ========

                       See Notes to Financial Statements.

                                                       CALIFORNIA INSURED
                                 CALIFORNIA               INTERMEDIATE
 TAX-EXEMPT BOND FUND          MUNICIPAL FUND            MUNICIPAL FUND
-----------------------   -----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
----------   ----------   ----------   ---------    ----------   ----------
 $ 15,149     $ 13,239     $ 35,403     $ 24,927     $ 13,962     $ 23,303
    6,593        7,522        6,596        6,426        1,383        2,055
  (25,496)     (43,022)     (28,521)     (55,399)     (13,695)     (34,271)
 --------     --------     --------     --------     --------     --------
 $ (3,754)    $(22,261)    $ 13,478     $(24,046)    $  1,650     $ (8,913)
 ========     ========     ========     ========     ========     ========

 $    829     $  1,559     $  3,770     $  4,784     $  1,211     $  4,663
    1,001        1,299        4,531        5,344        1,190        2,142
   (6,139)     (12,375)     (38,993)     (72,918)     (12,651)     (28,551)
 --------     --------     --------     --------     --------     --------
 $ (4,309)    $ (9,517)    $(30,692)    $(62,790)    $(10,250)    $(21,746)
 ========     ========     ========     ========     ========     ========

 $  1,798     $  1,645     $    801     $    636     $    785     $  1,901
      103          150          129          169          140          231
   (3,081)      (2,477)      (1,486)      (3,798)      (2,002)      (3,659)
 --------     --------     --------     --------     --------     --------
 $ (1,180)    $   (682)    $   (556)    $ (2,993)    $ (1,077)    $ (1,527)
 ========     ========     ========     ========     ========     ========









    1,928        1,669        3,108        2,208        1,264        2,102
      844          953          580          570          126          186
   (3,258)      (5,470)      (2,508)      (4,937)      (1,244)      (3,137)
 --------     --------     --------     --------     --------     --------
     (486)      (2,848)       1,180       (2,159)         146         (849)
 ========     ========     ========     ========     ========     ========

      105          196          330          424          109          422
      128          164          399          474          108          194
     (784)      (1,569)      (3,428)      (6,500)      (1,148)      (2,586)
 --------     --------     --------     --------     --------     --------
     (551)      (1,209)      (2,699)      (5,602)        (931)      (1,970)
 ========     ========     ========     ========     ========     ========

      231          209           70           56           71          171
       13           19           11           15           13           21
     (396)        (314)        (130)        (339)        (181)        (332)
 --------     --------     --------     --------     --------     --------
     (152)         (86)         (49)        (268)         (97)        (140)
 ========     ========     ========     ========     ========     ========








                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

REIT FUND                                                                     CLASS A                     CLASS B
---------                                                         -------------------------------    -----------------
YEARS ENDED OCTOBER 31                                              2005       2004       2003(3)     2005       2004
----------------------                                            -------     ------     --------    ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $ 15.62     $12.46     $10.00      $15.58     $12.43
                                                                  -------     ------     ------      ------     ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.42(4)    0.39(4)    0.28(4)     0.29(4)    0.29(4)
      Net realized and unrealized gain on investments..........      1.95       3.13       2.35        1.94       3.12
                                                                  -------     ------     ------      ------     ------
      Total from investment operations.........................      2.37       3.52       2.63        2.23       3.41
                                                                  -------     ------     ------      ------     ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.42)     (0.31)     (0.17)      (0.29)     (0.21)
      Distributions from net realized capital gains............     (0.34)     (0.05)        --       (0.34)     (0.05)
                                                                  -------     ------     ------      ------     ------
      Total distributions......................................     (0.76)     (0.36)     (0.17)      (0.63)     (0.26)
                                                                  -------     ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD.................................   $ 17.23     $15.62     $12.46      $17.18     $15.58
                                                                  =======     ======     ======      ======     ======
TOTAL RETURN(1)................................................     15.46%     28.71%     26.43%      14.57%     27.76%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $18,234     $9,376     $3,159      $8,898     $6,060
      Ratio of operating expenses to average net assets........      1.31%      1.33%      1.41%(5)    2.09%      2.08%
      Ratio of net investment income to average net assets.....      2.50%      2.82%      3.60%(5)    1.72%      2.07%
      Portfolio turnover rate..................................        11%         5%         7%         11%         5%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.31%      1.33%      1.41%(5)    2.09%      2.08%

EQUITY INCOME FUND                                                                           CLASS A
------------------                                                ------------------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005         2004         2003         2002         2001
----------------------                                            --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  17.79     $  15.46     $  12.73     $  14.85     $  15.59
                                                                  --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.41(4)      0.29(4)      0.33(4)      0.40(4)      0.48(4)
      Net realized and unrealized gain/(loss) on investments...       2.25         2.33         2.73        (1.85)        0.37
                                                                  --------     --------     --------     --------     --------
      Total from investment operations.........................       2.66         2.62         3.06        (1.45)        0.85
                                                                  --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.38)       (0.29)       (0.33)       (0.35)       (0.46)
      Distributions from net realized capital gains............         --           --           --        (0.32)       (1.13)
                                                                  --------     --------     --------     --------     --------
      Total distributions......................................      (0.38)       (0.29)       (0.33)       (0.67)       (1.59)
                                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.................................   $  20.07     $  17.79     $  15.46     $  12.73     $  14.85
                                                                  ========     ========     ========     ========     ========
TOTAL RETURN(1)................................................      15.06%       17.06%       24.43%      (10.35)%       5.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)............................   $887,828     $438,776     $268,489     $198,756     $211,445
      Ratio of operating expenses to average net assets........       0.90%        0.91%        0.95%        0.97%        0.96%
      Ratio of net investment income to average net assets.....       2.13%        1.74%        2.43%        2.77%        3.17%
      Portfolio turnover rate..................................         32%          20%          18%          16%          17%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.90%        0.91%        0.95%        0.97%        0.97%

EQUITY INCOME FUND                                                       CLASS B
------------------                                                ---------------------
YEARS ENDED OCTOBER 31                                              2005         2004
----------------------                                            --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  17.67     $  15.36
                                                                  --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.24(4)      0.14(4)
      Net realized and unrealized gain/(loss) on investments...       2.24         2.30
                                                                  --------     --------
      Total from investment operations.........................       2.48         2.44
                                                                  --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.22)       (0.13)
      Distributions from net realized capital gains............         --           --
                                                                  --------     --------
      Total distributions......................................      (0.22)       (0.13)
                                                                  --------     --------
NET ASSET VALUE, END OF PERIOD.................................   $  19.93     $  17.67
                                                                  ========     ========
TOTAL RETURN(1)................................................      14.07%       16.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)............................   $226,390     $144,144
      Ratio of operating expenses to average net assets........       1.78%        1.81%
      Ratio of net investment income to average net assets.....       1.25%        0.84%
      Portfolio turnover rate..................................         32%          20%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       1.78%        1.81%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The REIT Fund commenced operations on March 1, 2003.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

(6)  The Equity Income Fund commenced selling Class C shares on March 1, 2002.

                       See Notes to Financial Statements.

                        CLASS C                             CLASS I
--------    -------------------------------   ----------------------------------
 2003(3)     2005       2004       2003(3)      2005         2004       2003(3)
--------    ------     ------     ---------   --------     --------     --------
$10.00      $15.58     $12.43     $10.00      $  15.65     $  12.47     $  10.00
------      ------     ------     ------      --------     --------     --------

  0.22(4)     0.30(4)    0.31(4)    0.23(4)       0.49(4)      0.46(4)      0.34(4)
  2.35        1.94       3.12       2.35          1.96         3.14         2.32
------      ------     ------     ------      --------     --------     --------
  2.57        2.24       3.43       2.58          2.45         3.60         2.66
------      ------     ------     ------      --------     --------     --------

 (0.14)      (0.30)     (0.23)     (0.15)        (0.49)       (0.37)       (0.19)
    --       (0.34)     (0.05)        --         (0.34)       (0.05)          --
------      ------     ------     ------      --------     --------     --------
 (0.14)      (0.64)     (0.28)     (0.15)        (0.83)       (0.42)       (0.19)
------      ------     ------     ------      --------     --------     --------
$12.43      $17.18     $15.58     $12.43      $  17.27     $  15.65     $  12.47
======      ======     ======     ======      ========     ========     ========
 25.86%      14.66%     27.95%     25.88%        15.99%       29.40%       26.76%

$2,808      $5,100     $3,672     $1,322      $388,914     $316,904     $182,138
  2.13%(5)    2.00%      1.98%      2.06%(5)      0.84%        0.86%        0.92%(5)
  2.88%(5)    1.81%      2.17%      2.95%(5)      2.97%        3.29%        4.09%(5)
     7%         11%         5%         7%           11%           5%           7%

  2.13%(5)    2.00%      1.98%      2.06%(5)      0.84%        0.86%        0.92%(5)

                                                       CLASS C
--------------------------------     -------------------------------------------
  2003         2002        2001        2005         2004       2003      2002(6)
--------     -------     -------     --------     -------     ------     -------
$  12.65     $ 14.78     $ 15.52     $  17.57     $ 15.29     $12.62     $ 15.09
--------     -------     -------     --------     -------     ------     -------

    0.20(4)     0.27(4)     0.35(4)      0.26(4)     0.16(4)    0.22(4)     0.18(4)
    2.71       (1.85)       0.38         2.22        2.30       2.68       (2.43)
--------     -------     -------     --------     -------     ------     -------
    2.91       (1.58)       0.73         2.48        2.46       2.90       (2.25)
--------     -------     -------     --------     -------     ------     -------

   (0.20)      (0.23)      (0.34)       (0.26)      (0.18)     (0.23)      (0.22)
      --       (0.32)      (1.13)          --          --         --          --
--------     -------     -------     --------     -------     ------     -------
   (0.20)      (0.55)      (1.47)       (0.26)      (0.18)     (0.23)      (0.22)
--------     -------     -------     --------     -------     ------     -------
$  15.36     $ 12.65     $ 14.78     $  19.79     $ 17.57     $15.29     $ 12.62
========     =======     =======     ========     =======     ======     =======
   23.19%     (11.20)%      5.09%       14.16%      16.16%     23.29%     (15.07)%

$103,888     $82,330     $68,549     $128,523     $33,770     $5,973     $ 1,780
    1.89%       1.88%       1.81%        1.68%       1.70%      1.78%       1.80%(5)
    1.49%       1.86%       2.32%        1.35%       0.95%      1.60%       1.94%(5)
      18%         16%         17%          32%         20%        18%         16%

    1.89%       1.88%       1.82%        1.68%       1.70%      1.78%       1.80%(5)

                            CLASS I
--------------------------------------------------------------
   2005          2004         2003         2002         2001
----------     --------     --------     --------     --------
$    17.79     $  15.45     $  12.73     $  14.85     $  15.59
----------     --------     --------     --------     --------

      0.48(4)      0.35(4)      0.38(4)      0.45(4)      0.54(4)
      2.24         2.33         2.72        (1.85)        0.35
----------     --------     --------     --------     --------
      2.72         2.68         3.10        (1.40)        0.89
----------     --------     --------     --------     --------

     (0.44)       (0.34)       (0.38)       (0.40)       (0.50)
        --           --           --        (0.32)       (1.13)
----------     --------     --------     --------     --------
     (0.44)       (0.34)       (0.38)       (0.72)       (1.63)
----------     --------     --------     --------     --------
$    20.07     $  17.79     $  15.45     $  12.73     $  14.85
==========     ========     ========     ========     ========
     15.39%       17.51%       24.77%      (10.04)%       6.26%

$1,294,804     $908,925     $529,665     $350,185     $252,453
      0.58%        0.59%        0.61%        0.63%        0.64%
      2.45%        2.06%        2.77%        3.11%        3.49%
        32%          20%          18%          16%          17%

      0.58%        0.59%        0.61%        0.63%        0.65%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

GROWTH & INCOME FUND                                                                          CLASS A
--------------------                                               ------------------------------------------------------------
YEARS ENDED OCTOBER 31                                               2005         2004         2003         2002         2001
----------------------                                             --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $  23.41     $  21.59     $  18.44     $  22.34     $  27.11
                                                                   --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) .............................       0.33(4)      0.22(4)      0.22(4)      0.17(4)      0.10
      Net realized and unrealized gain/(loss) on investments ...       1.16         1.81         3.11        (3.68)       (3.63)
                                                                   --------     --------     --------     --------     --------
      Total from investment operations .........................       1.49         2.03         3.33        (3.51)       (3.53)
                                                                   --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................      (0.27)       (0.21)       (0.18)       (0.03)       (0.07)
      Distributions from net realized capital gains ............         --           --           --        (0.36)       (1.17)
                                                                   --------     --------     --------     --------     --------
      Total distributions ......................................      (0.27)       (0.21)       (0.18)       (0.39)       (1.24)
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD .................................   $  24.63     $  23.41     $  21.59     $  18.44     $  22.34
                                                                   ========     ========     ========     ========     ========
TOTAL RETURN(1)  ...............................................       6.34%        9.45%       18.18%      (16.10)%     (13.40)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $572,128     $582,866     $541,707     $475,010     $560,226
      Ratio of operating expenses to average net assets ........       0.89%        0.90%        0.93%        0.94%        0.92%
      Ratio of net investment income/(loss)
         to average net assets .................................       1.34%        0.94%        1.12%        0.79%        0.40%
      Portfolio turnover rate ..................................         15%           6%          17%          22%          35%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ...       0.89%        0.90%        0.93%        0.94%        0.92%

GROWTH & INCOME FUND                                                    CLASS B
--------------------                                               -------------------
YEARS ENDED OCTOBER 31                                               2005        2004
----------------------                                             -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $ 22.47     $ 20.74
                                                                   -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) .............................      0.08(4)    (0.01)(4)
      Net realized and unrealized gain/(loss) on investments ...      1.11        1.74
                                                                   -------     -------
      Total from investment operations .........................      1.19        1.73
                                                                   -------     -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................     (0.01)         --
      Distributions from net realized capital gains ............        --          --
                                                                   -------     -------
      Total distributions ......................................     (0.01)         --
                                                                   --------    -------
NET ASSET VALUE, END OF PERIOD .................................   $ 23.65     $ 22.47
                                                                   =======     =======
TOTAL RETURN(1)  ...............................................      5.28%       8.39%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $80,957     $95,528
      Ratio of operating expenses to average net assets ........      1.92%       1.89%
      Ratio of net investment income/(loss)
         to average net assets .................................      0.31%      (0.05)%
      Portfolio turnover rate ..................................        15%          6%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ...      1.92%       1.89%

WEST COAST EQUITY FUND                                                                        CLASS A
----------------------                                             ------------------------------------------------------------
YEARS ENDED OCTOBER 31                                               2005         2004         2003         2002         2001
----------------------                                             --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $  35.04     $  32.14     $  23.73     $  28.89     $  36.23
                                                                   --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income/(loss) .............................       0.25         0.06(4)      0.04(4)      0.02(4)      0.11
      Net realized and unrealized gain/(loss) on investments ...       4.33         2.84         8.37        (4.09)       (2.35)
                                                                   --------     --------     --------     --------     --------
      Total from investment operations .........................       4.58         2.90         8.41        (4.07)       (2.24)
                                                                   --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................      (0.20)          --           --        (0.07)       (0.03)
      Distributions from net realized capital gains ............      (0.43)          --           --        (1.02)       (5.07)
                                                                   --------     --------     --------     --------     --------
      Total distributions ......................................      (0.63)          --           --        (1.09)       (5.10)
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD .................................   $  38.99     $  35.04     $  32.14     $  23.73     $  28.89
                                                                   ========     ========     ========     ========     ========
TOTAL RETURN(1)  ...............................................      13.13%        9.06%       35.44%      (14.94)%      (6.55)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $735,037     $621,924     $523,308     $375,821     $427,215
      Ratio of operating expenses to average net assets ........       0.91%        0.94%        1.02%        1.05%        1.01%
      Ratio of net investment income/(loss)
         to average net assets .................................       0.68%        0.17%        0.14%        0.07%        0.38%
      Portfolio turnover rate ..................................         13%          12%          14%          16%          27%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ...       0.91%        0.94%        1.02%        1.05%        1.01%

WEST COAST EQUITY FUND                                                    CLASS B
----------------------                                             --------------------
YEARS ENDED OCTOBER 31                                               2005        2004
----------------------                                             --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $  31.48    $  29.14
                                                                   --------    --------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income/(loss) .............................      (0.09)      (0.24)(4)
      Net realized and unrealized gain/(loss) on investments ...       3.88        2.58
                                                                   --------    --------
      Total from investment operations .........................       3.79        2.34
                                                                   --------    --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .....................         --          --
      Distributions from net realized capital gains ............      (0.43)         --
                                                                   --------    --------
      Total distributions ......................................      (0.43)         --
                                                                   --------    --------
NET ASSET VALUE, END OF PERIOD .................................   $  34.84    $  31.48
                                                                   ========    ========
TOTAL RETURN(1)  ...............................................      12.09%       8.03%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ......................   $167,531    $141,134
      Ratio of operating expenses to average net assets ........       1.85%       1.89%
      Ratio of net investment income/(loss)
         to average net assets .................................      (0.26)%     (0.78)%
      Portfolio turnover rate ..................................         13%         12%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2) ...       1.85%       1.89%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

                       See Notes to Financial Statements.

                                                          CLASS C
-----------------------------------    --------------------------------------------
  2003         2002          2001       2005       2004           2003      2002(3)
--------     --------      --------    ------     ------         ------     -------
$  17.72     $  21.67      $  26.49    $22.22     $20.62         $17.73     $ 21.36
--------     --------      --------    ------     ------         ------     -------

    0.02(4)     (0.04)(4)     (0.13)     0.08(4)   (0.00)(4)(5)    0.03(4)    (0.01)(4)
    3.00        (3.55)        (3.52)     1.10       1.73           2.98       (3.62)
--------     --------      --------    ------     ------         ------     -------
    3.02        (3.59)        (3.65)     1.18       1.73           3.01       (3.63)
--------     --------      --------    ------     ------         ------     -------

      --        (0.00)(5)        --     (0.07)     (0.13)         (0.12)         --
      --        (0.36)        (1.17)       --         --             --          --
--------     --------      --------    ------     ------         ------     -------
      --        (0.36)        (1.17)    (0.07)     (0.13)         (0.12)         --
--------     --------      --------    ------     ------         ------     -------
$  20.74     $  17.72      $  21.67    $23.33     $22.22         $20.62     $ 17.73
========     ========      ========    ======     ======         ======     =======
   16.99%      (16.94)%      (14.20)%    5.30%      8.45%         17.08%     (17.00)%

$115,457     $123,423      $186,247    $1,835     $1,537         $  823     $   264
    1.96%        1.91%         1.82%     1.88%      1.84%          1.89%       1.83%(6)

    0.09%       (0.18)%       (0.50)%    0.35%     (0.00)%         0.16%      (0.10)%(6)
      17%          22%           35%       15%         6%            17%         22%


    1.96%        1.91%         1.82%     1.88%      1.84%          1.89%       1.83%(6)

                             CLASS I
----------------------------------------------------------------
   2005           2004          2003         2002         2001
----------     ----------     --------     --------     --------
$    23.52     $    21.68     $  18.52     $  22.39     $  27.16
----------     ----------     --------     --------     --------

      0.41(4)        0.30(4)      0.29(4)      0.24(4)      0.18
      1.17           1.82         3.12        (3.70)       (3.64)
----------     ----------     --------     --------     --------
      1.58           2.12         3.41        (3.46)       (3.46)
----------     ----------     --------     --------     --------

     (0.35)         (0.28)       (0.25)       (0.05)       (0.14)
        --             --           --        (0.36)       (1.17)
----------     ----------     --------     --------     --------
     (0.35)         (0.28)       (0.25)       (0.41)       (1.31)
----------     ----------     --------     --------     --------
$    24.75     $    23.52     $  21.68     $  18.52     $  22.39
==========     ==========     ========     ========     ========
      6.70%          9.85%       18.61%      (15.84)%     (13.12)%

$1,963,730     $1,394,883     $895,547     $671,191     $768,550
      0.56%          0.57%        0.59%        0.60%        0.58%

      1.67%          1.27%        1.46%        1.13%        0.74%
        15%             6%          17%          22%          35%


      0.56%          0.57%        0.59%        0.60%        0.58%

                                                         CLASS C
------------------------------------    ------------------------------------------
  2003          2002          2001        2005      2004        2003       2002(3)
--------      --------      --------    -------    ------      ------      -------
$  21.73      $  26.71      $  34.12    $ 31.56    $29.20      $21.74      $ 27.59
--------      --------      --------    -------    ------      ------      -------

   (0.20)(4)     (0.23)(4)     (0.15)     (0.06)    (0.21)(4)   (0.18)(4)    (0.14)(4)
    7.61         (3.73)        (2.19)      3.88      2.57        7.64        (5.71)
--------      --------      --------    -------    ------      ------      -------
    7.41         (3.96)        (2.34)      3.82      2.36        7.46        (5.85)
--------      --------      --------    -------    ------      ------      -------

      --         (0.00)(5)        --      (0.01)       --          --           --
      --         (1.02)        (5.07)     (0.43)       --          --           --
--------      --------      --------    -------    ------      ------      -------
      --         (1.02)        (5.07)     (0.44)       --          --           --
--------      --------      --------    -------    ------      ------      -------
$  29.14      $  21.73      $  26.71    $ 34.94    $31.56      $29.20      $ 21.74
========      ========      ========    =======    ======      ======      =======
   34.10%       (15.73)%       (7.40)%    12.18%     8.12%      34.27%      (21.20)%

$122,221      $102,208      $109,655    $13,613    $9,000      $3,593      $ 1,341
    2.01%         2.00%         1.89%      1.78%     1.80%       1.90%        1.96%(6)

   (0.85)%       (0.88)%       (0.50)%    (0.19)%   (0.69)%     (0.74)%      (0.84)%(6)
      14%           16%           27%        13%       12%         14%          16%


    2.01%         2.00%         1.89%      1.78%     1.80%       1.90%        1.96%(6)

                          CLASS I
----------------------------------------------------------
  2005       2004         2003         2002         2001
--------   --------     --------     --------     --------
$  35.39   $  32.39     $  23.83     $  29.00     $  36.34
--------   --------     --------     --------     --------

    0.39       0.17(4)      0.13(4)      0.12(4)      0.20
    4.37       2.87         8.43        (4.10)       (2.34)
--------   --------     --------     --------     --------
    4.76       3.04         8.56        (3.98)       (2.14)
--------   --------     --------     --------     --------

   (0.33)     (0.04)          --        (0.17)       (0.13)
   (0.43)        --           --        (1.02)       (5.07)
--------   --------     --------     --------     --------
   (0.76)     (0.04)          --        (1.19)       (5.20)
--------   --------     --------     --------     --------
$  39.39   $  35.39     $  32.39     $  23.83     $  29.00
========   ========     ========     ========     ========
   13.55%      9.39%       35.92%      (14.65)%      (6.22)%

$621,993   $515,464     $349,363     $195,029     $176,303
    0.58%      0.61%        0.67%        0.70%        0.68%

    1.01%      0.50%        0.49%        0.42%        0.71%
      13%        12%          14%          16%          27%


    0.58%      0.61%        0.67%        0.70%        0.68%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

MID CAP STOCK FUND                                                          CLASS A                                 CLASS B
------------------                                    ---------------------------------------------------     ------------------
YEARS ENDED OCTOBER 31                                  2005       2004       2003       2002       2001        2005       2004
----------------------                                -------    -------    -------    -------     ------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $ 17.06    $ 15.34    $ 12.39    $ 13.50     $12.58     $ 16.33    $ 14.82
                                                      -------    -------    -------    -------     ------     -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss).................      0.24(4)    0.02(4)    0.01(4)   (0.01)(4)  (0.03)(4)    0.06(4)   (0.14)(4)
      Net realized and unrealized gain/(loss) on
         investments...............................      2.56       1.75       2.94      (0.60)      1.00        2.44       1.69
                                                      -------    -------    -------    -------     ------     -------    -------
      Total from investment operations.............      2.80       1.77       2.95      (0.61)      0.97        2.50       1.55
                                                      -------    -------    -------    -------     ------     -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.........     (0.03)     (0.01)        --         --         --          --         --
      Distributions from net realized capital
         gains.....................................     (0.60)     (0.04)        --      (0.50)     (0.05)      (0.60)     (0.04)
                                                      -------    -------    -------    -------     ------     -------    -------
      Total distributions..........................     (0.63)     (0.05)        --      (0.50)     (0.05)      (0.60)     (0.04)
                                                      -------    -------    -------    -------     ------     -------    -------
NET ASSET VALUE, END OF PERIOD.....................   $ 19.23    $ 17.06    $ 15.34    $ 12.39     $13.50     $ 18.23    $ 16.33
                                                      =======    =======    =======    =======     ======     =======    =======
TOTAL RETURN(1)....................................     16.75%     11.57%     23.81%     (4.86)%     7.71%      15.63%     10.54%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)..........   $93,180    $59,491    $38,676    $28,248     $6,165     $24,218    $19,958
      Ratio of operating expenses to average net
         assets....................................      1.12%      1.14%      1.16%      1.25%      1.36%       2.11%      2.12%
      Ratio of net investment income/(loss)
         to average net assets.....................      1.32%      0.12%      0.07%     (0.10)%    (0.25)%      0.33%     (0.86)%
      Portfolio turnover rate......................        28%        23%        28%        27%        33%         28%        23%
      Ratio of operating expenses to average net
         assets without fee waivers, expenses
         reimbursed and/or fees reduced by credits
         allowed by the custodian(2)...............      1.12%      1.14%      1.16%      1.25%      1.36%       2.11%      2.12%

GROWTH FUND                                                          CLASS A                                    CLASS B
-----------                                 ---------------------------------------------------------     ------------------
YEARS ENDED OCTOBER 31                        2005       2004          2003        2002        2001         2005      2004
----------------------                      --------   --------     ---------    -------     --------     -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $  14.44   $  13.71     $  11.47     $ 15.23     $  32.78     $ 13.03   $  12.49
                                            --------   --------     --------     -------     --------     -------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss).......       0.01      (0.06)(4)    (0.08)(4)   (0.10)(4)    (0.09)(4)   (0.14)     (0.17)(4)
      Net realized and unrealized gain/
         (loss) on investments...........       1.37       0.79         2.32       (3.66)      (13.13)       1.26       0.71
                                            --------   --------     --------     -------     --------     -------   --------
      Total from investment operations...       1.38       0.73         2.24       (3.76)      (13.22)       1.12       0.54
                                            --------   --------     --------     -------     --------     -------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income..........................      (0.05)        --           --          --        (0.20)      (0.03)        --
      Distributions from net realized
         capital gains...................         --         --           --          --        (4.13)         --         --
                                            --------   --------     --------     -------     --------     -------   --------
      Total distributions................      (0.05)        --           --          --        (4.33)      (0.03)        --
                                            --------   --------     --------     -------     --------     -------   --------
NET ASSET VALUE, END OF PERIOD...........   $  15.77   $  14.44     $  13.71     $ 11.47     $  15.23     $ 14.12   $  13.03
                                            ========   ========     ========     =======     ========     =======   ========
TOTAL RETURN(1)..........................       9.59%      5.32%       19.53%     (24.69)%     (45.77)%      8.55%      4.40%
   RATIOS TO AVERAGE NET ASSETS/
      SUPPLEMENTAL DATA:
      Net assets, end of period
         (in 000s).......................   $127,677   $124,755     $114,757     $94,848     $151,893     $96,044   $110,794
      Ratio of operating expenses to
         average net assets..............       1.41%      1.44%        1.62%       1.69%        1.52%       2.36%      2.35%
      Ratio of net investment income/
         (loss) to average net assets....       0.06%     (0.43)%      (0.66)%     (0.74)%      (0.43)%     (0.89)%    (1.34)%
      Portfolio turnover rate............         78%        56%          71%        170%          99%         78%        56%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2).....       1.41%      1.44%        1.62%       1.69%        1.52%       2.36%      2.35%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

(6)  Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                                    CLASS C
-------------------------------     ---------------------------------------
  2003        2002        2001       2005      2004       2003      2002(3)
-------     -------     -------     ------    ------     ------     -------
$ 12.09     $ 13.31     $ 12.51     $16.36    $14.83     $12.10     $ 13.60
-------     -------     -------     ------    ------     ------     -------

  (0.13)(4)   (0.15)(4)   (0.15)(4)   0.08(4)  (0.13)(4)  (0.12)(4)   (0.10)(4)

   2.86       (0.57)       1.00       2.44      1.70       2.85       (1.40)
-------     -------     -------     ------    ------     ------     -------
   2.73       (0.72)       0.85       2.52      1.57       2.73       (1.50)
-------     -------     -------     ------    ------     ------     -------

     --          --          --         --        --         --          --

     --       (0.50)      (0.05)     (0.60)    (0.04)        --          --
-------     -------     -------     ------    ------     ------     -------
     --       (0.50)      (0.05)     (0.60)    (0.04)        --          --
-------     -------     -------     ------    ------     ------     -------
$ 14.82     $ 12.09     $ 13.31     $18.28    $16.36     $14.83     $ 12.10
=======     =======     =======     ======    ======     ======     =======
  22.50%      (5.79)%      6.79%     15.73%    10.60%     22.56%     (11.03)%

$17,405     $13,229     $10,271     $4,303    $1,769     $  550     $    55

   2.24%       2.26%       2.17%      1.99%     2.04%      2.15%       2.24%(5)

  (1.01)%     (1.11)%     (1.06)%     0.45%    (0.79)%    (0.92)%     (1.09)%(5)
     28%         27%         33%        28%       23%        28%         27%



   2.24%       2.26%       2.17%      1.99%     2.04%      2.15%       2.24%(5)

                         CLASS I
--------------------------------------------------------
  2005        2004        2003        2002        2001
--------    --------    --------    --------    --------
$  17.26    $  15.50    $  12.51    $  13.59    $  12.62
--------    --------    --------    --------    --------

    0.30(4)     0.08(4)     0.06(4)     0.04(4)     0.04(4)

    2.59        1.78        2.97       (0.60)       1.00
--------    --------    --------    --------    --------
    2.89        1.86        3.03       (0.56)       1.04
--------    --------    --------    --------    --------

   (0.08)      (0.06)      (0.04)      (0.02)      (0.02)

   (0.60)      (0.04)         --       (0.50)      (0.05)
--------    --------    --------    --------    --------
   (0.68)      (0.10)      (0.04)      (0.52)      (0.07)
--------    --------    --------    --------    --------
$  19.47    $  17.26    $  15.50    $  12.51    $  13.59
========    ========    ========    ========    ========
   17.11%      12.02%      24.27%      (4.44)%      8.29%

$766,698    $616,052    $369,772    $231,409    $220,052

    0.80%       0.80%       0.81%       0.83%       0.81%

    1.64%       0.45%       0.42%       0.32%       0.30%
      28%         23%         28%         27%         33%



    0.80%       0.80%       0.81%       0.83%       0.81%

                                                       CLASS C
----------------------------------     --------------------------------------
  2003         2002         2001        2005     2004       2003      2002(3)
--------     --------     --------     ------   ------     ------     -------
$  10.55     $  14.13     $  30.78     $13.13   $12.55     $10.56     $ 13.48

   (0.18)(4)    (0.21)(4)    (0.24)(4)  (0.11)   (0.15)(4)  (0.14)(4)   (0.11)(4)

    2.12        (3.37)      (12.24)      1.27     0.73       2.13       (2.81)
--------     --------     --------     ------   ------     ------     -------
    1.94        (3.58)      (12.48)      1.16     0.58       1.99       (2.92)
--------     --------     --------     ------   ------     ------     -------


      --           --        (0.04)     (0.04)      --         --          --

      --           --        (4.13)        --       --         --          --
--------     --------     --------     ------   ------     ------     -------
      --           --        (4.17)     (0.04)      --         --          --
--------     --------     --------     ------   ------     ------     -------
$  12.49     $  10.55     $  14.13     $14.25   $13.13     $12.55     $ 10.56
========     ========     ========     ======   ======     ======     =======
   18.39%      (25.34)%     (46.19)%     8.85%    4.62%     18.85%     (21.66)%



$129,239     $128,007     $220,108     $2,158   $1,981     $  565     $   199

    2.54%        2.54%        2.31%      2.13%    2.14%      2.19%       2.38%(5)

   (1.58)%      (1.59)%      (1.22)%    (0.66)%  (1.13)%    (1.23)%     (1.43)%(5)
      71%         170%          99%        78%      56%        71%        170%




    2.54%        2.54%        2.31%      2.13%    2.14%      2.19%       2.38%(5)

                            CLASS I
---------------------------------------------------------------
   2005         2004         2003           2002          2001
----------   ----------    --------       --------     --------
$    14.96   $    14.13    $  11.74       $  15.48     $  33.23

      0.10         0.02(4)     0.00(4)(6)    (0.01)(4)     0.02(4)

      1.44         0.81        2.39          (3.73)      (13.31)
----------   ----------    --------       --------     --------
      1.54         0.83        2.39          (3.74)      (13.29)
----------   ----------    --------       --------     --------


     (0.07)          --          --             --        (0.33)

        --           --          --             --        (4.13)
----------   ----------    --------       --------     --------
     (0.07)          --          --             --        (4.46)
----------   ----------    --------       --------     --------
$    16.43   $    14.96    $  14.13       $  11.74     $  15.48
==========   ==========    ========       ========     ========
     10.30%        5.95%      20.27%        (24.16)%     (45.50)%



$1,506,501   $1,281,900    $664,334       $357,296     $203,646

      0.83%        0.86%       0.92%          1.03%        1.00%

      0.64%        0.15%       0.04%         (0.08)%       0.09%
        78%          56%         71%           170%          99%




      0.83%        0.86%       0.92%          1.03%        1.00%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

SMALL CAP VALUE FUND                                                      CLASS A                CLASS B
--------------------                                                -------------------     -------------------
YEARS ENDED OCTOBER 31                                                2005      2004(3)      2005       2004(3)
----------------------                                              -------     -------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................   $ 10.81     $10.00      $10.74      $10.00
                                                                    -------     ------      ------      ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss)...............................      0.06(4)    0.05(4)    (0.05)(4)   (0.01)(4)
      Net realized and unrealized gain on investments............      0.91       0.76        0.92        0.75
                                                                    -------     ------      ------      ------
      Total from investment operations...........................      0.97       0.81        0.87        0.74
                                                                    -------     ------      ------      ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.......................     (0.10)        --       (0.06)         --
      Distributions from net realized capital gains..............        --         --          --          --
                                                                    -------     ------      ------      ------
      Total distributions........................................     (0.10)        --       (0.06)         --
                                                                    -------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD...................................   $ 11.68     $10.81      $11.55      $10.74
                                                                    =======     ======      ======      ======
TOTAL RETURN(1)..................................................      9.04%      8.10%       8.08%       7.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)........................   $14,302     $2,978      $2,955      $  631
      Ratio of operating expenses to average net assets..........      1.29%      1.33%(6)    2.20%       2.23%(6)
      Ratio of net investment income/(loss) to
         average net assets......................................      0.52%      0.77%(6)   (0.39)%     (0.13)%(6)
      Portfolio turnover rate....................................        54%        36%         54%         36%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2).....      1.29%      1.33%(6)    2.20%       2.23%(6)

SMALL CAP GROWTH FUND                                                                CLASS A
---------------------                                      -----------------------------------------------------------
YEARS ENDED OCTOBER 31                                       2005         2004         2003         2002         2001
----------------------                                     -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $ 13.00      $ 13.42      $  8.21      $ 13.60      $ 26.67
                                                           -------      -------      -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ..............................     (0.13)(4)    (0.14)(4)    (0.09)(4)    (0.14)(4)    (0.20)
      Net realized and unrealized gain/(loss)
         on investments ................................      1.06        (0.28)        5.30        (4.28)       (9.56)
                                                           -------      -------      -------      -------      -------
      Total from investment operations .................      0.93        (0.42)        5.21        (4.42)       (9.76)
                                                           -------      -------      -------      -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .............        --           --           --           --           --
      Distributions from net realized capital gains ....        --           --           --        (0.97)       (3.31)
                                                           -------      -------      -------      -------      -------
      Total distributions ..............................        --           --           --        (0.97)       (3.31)
                                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD .........................   $ 13.93      $ 13.00      $ 13.42      $  8.21      $ 13.60
                                                           =======      =======      =======      =======      =======
TOTAL RETURN(1) ........................................      7.15%(8)    (3.13)%      63.46%      (35.71)%     (40.84)%
      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ..............   $87,252      $92,919      $81,234      $42,984      $66,262
      Ratio of operating expenses to average
         net assets ....................................      1.51%        1.46%        1.64%        1.68%        1.52%
      Ratio of net investment loss to average
         net assets ....................................     (1.00)%      (1.01)%      (0.86)%      (1.20)%      (1.03)%
      Portfolio turnover rate ..........................       251%          53%          40%          21%          46%
      Ratio of operating expenses to average net
         assets without fee waivers, expenses reimbursed
         and/or fees reduced by credits allowed by the
         custodian(2) ..................................      1.51%        1.46%        1.64%        1.68%        1.52%

SMALL CAP GROWTH FUND                                            CLASS B
---------------------                                      -------------------
YEARS ENDED OCTOBER 31                                      2005         2004
----------------------                                     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $11.46      $ 11.96
                                                           ------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ..............................    (0.25)(4)    (0.26)(4)
      Net realized and unrealized gain/(loss)
         on investments ................................     0.93        (0.24)
                                                           ------      -------
      Total from investment operations .................     0.68        (0.50)
                                                           ------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income .............       --           --
      Distributions from net realized capital gains ....       --           --
                                                           ------      -------
      Total distributions ..............................       --           --
                                                           ------      -------
NET ASSET VALUE, END OF PERIOD .........................   $12.14      $ 11.46
                                                           ======      =======
TOTAL RETURN(1) ........................................     5.93%(8)    (4.18)%
      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ..............   $9,859      $12,181
      Ratio of operating expenses to average
         net assets ....................................     2.65%        2.54%
      Ratio of net investment loss to average
         net assets ....................................    (2.14)%      (2.09)%
      Portfolio turnover rate ..........................      251%          53%
      Ratio of operating expenses to average net
         assets without fee waivers, expenses reimbursed
         and/or fees reduced by credits allowed by the
         custodian(2) ..................................     2.65%        2.54%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Small Cap Value Fund commenced operations on March 1, 2004.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

(7)  The Small Cap Growth Fund commenced selling Class C shares on March 1,
     2002.

(8)  In 2005, 0.46%, 0.52%, 0.52%, and 0.45% of the Small Cap Growth Fund's
     total return for Class A, Class B, Class C and Class I shares, respectively, consists of reimbursements by the Advisor. Excluding the reimbursements, the total return would have been 6.69%, 5.47%, 5.69% and 7.32% for Class A, Class B, Class C and Class I shares, respectively. (See
     Note 3 in Notes to Financial Statements.)

                       See Notes to Financial Statements.

      CLASS C                     CLASS I
--------------------       ---------------------
 2005        2004(3)         2005        2004(3)
------      --------       --------     --------
$10.76      $10.00         $  10.83     $  10.00
------      ------         --------     --------

 (0.03)(4)   (0.00)(4)(5)      0.11(4)      0.08(4)
  0.90        0.76             0.91         0.75
------      ------         --------     --------
  0.87        0.76             1.02         0.83
------      ------         --------     --------

 (0.05)         --            (0.11)          --
    --          --               --           --
------      ------         --------     --------
 (0.05)         --            (0.11)          --
------      ------         --------     --------
$11.58      $10.76         $  11.74     $  10.83
======      ======         ========     ========
  8.08%       7.60%            9.42%        8.30%

$2,414      $  414         $319,631     $268,310
  2.10%       2.13%(6)         0.90%        0.95%(6)

 (0.29)%     (0.03)%(6)        0.91%        1.15%(6)
    54%         36%              54%          36%


  2.10%       2.13%(6)         0.90%        0.95%(6)

                                                      CLASS C
                                    -------------------------------------------
  2003         2002         2001     2005        2004        2003       2002(7)
-------      -------      -------   ------      ------      ------      -------
$  7.40      $ 12.46      $ 24.93   $11.59      $12.06      $ 7.42      $ 11.51
-------      -------      -------   ------      ------      ------      -------

  (0.18)(4)    (0.23)(4)    (0.32)   (0.22)(4)   (0.23)(4)   (0.14)(4)    (0.10)(4)

   4.74        (3.86)       (8.84)    0.94       (0.24)       4.78        (3.99)
-------      -------      -------   ------      ------      ------      -------
   4.56        (4.09)       (9.16)    0.72       (0.47)       4.64        (4.09)
-------      -------      -------   ------      ------      ------      -------

     --           --           --       --          --          --           --
     --        (0.97)       (3.31)      --          --          --           --
-------      -------      -------   ------      ------      ------      -------
     --        (0.97)       (3.31)      --          --          --           --
-------      -------      -------   ------      ------      ------      -------
$ 11.96      $  7.40      $ 12.46   $12.31      $11.59      $12.06      $  7.42
=======      =======      =======   ======      ======      ======      =======
  61.62%      (36.36)%     (41.35)%   6.21%(8)   (3.90)%     62.53%      (35.53)%

$18,037      $14,238      $29,346   $  954      $  871      $  404      $    69

   2.81%        2.64%        2.42%    2.33%       2.28%       2.28%        2.25%(6)

  (2.03)%      (2.16)%      (1.93)%  (1.82)%     (1.83)%     (1.50)%      (1.77)%(6)
     40%          21%          46%     251%         53%         40%          21%



   2.81%        2.64%        2.42%    2.33%       2.28%       2.28%        2.25%(6)

                             CLASS I
----------------------------------------------------------------
  2005          2004          2003          2002          2001
--------      --------      --------      --------      --------
$  13.39      $  13.76      $   8.35      $  13.74      $  26.77
--------      --------      --------      --------      --------

   (0.07)(4)     (0.07)(4)     (0.02)(4)     (0.06)(4)     (0.06)

    1.11         (0.30)         5.43         (4.36)        (9.66)
--------      --------      --------      --------      --------
    1.04         (0.37)         5.41         (4.42)        (9.72)
--------      --------      --------      --------      --------

      --            --            --            --            --
      --            --            --         (0.97)        (3.31)
--------      --------      --------      --------      --------
      --            --            --         (0.97)        (3.31)
--------      --------      --------      --------      --------
$  14.43      $  13.39      $  13.76      $   8.35      $  13.74
========      ========      ========      ========      ========
    7.77%(8)     (2.62)%       64.67%       (35.32)%      (40.49)%

$239,308      $237,582      $337,271      $123,620      $134,462

    0.98%         0.95%         0.96%         1.00%         0.97%

   (0.47)%       (0.50)%       (0.18)%       (0.52)%       (0.48)%
     251%           53%           40%           21%           46%



    0.98%         0.95%         0.96%         1.00%         0.97%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

INTERNATIONAL GROWTH FUND                                                                  CLASS A
-------------------------                                         --------------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005        2004        2003        2002         2001
----------------------                                            -------     -------     -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  9.21     $  8.38     $  6.76     $  7.61      $ 10.97
                                                                  -------     -------     -------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss).............................      0.10(4)     0.06(4)     0.03(4)    (0.02)(4)    (0.02)
      Net realized and unrealized gain/(loss) on investments...      1.52        0.85        1.63       (0.75)       (2.67)
                                                                  -------     -------     -------     -------      -------
      Total from investment operations.........................      1.62        0.91        1.66       (0.77)       (2.69)
                                                                  -------     -------     -------     -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.09)      (0.08)      (0.04)      (0.08)       (0.01)
      Distributions from net realized capital gains............        --          --          --          --        (0.66)
                                                                  -------     -------     -------     -------      -------
      Total distributions......................................     (0.09)      (0.08)      (0.04)      (0.08)       (0.67)
                                                                  -------     -------     -------     -------      -------
      Redemption Fees..........................................        --        0.00(5)     0.00(5)     0.00(5)        --
                                                                  -------     -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD.................................   $ 10.74     $  9.21     $  8.38     $  6.76      $  7.61
                                                                  =======     =======     =======     =======      =======
TOTAL RETURN(1)................................................     17.60%      10.89%      24.75%     (10.36)%     (25.99)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $55,628     $38,864     $26,429     $21,317      $16,636
      Ratio of operating expenses to average net assets........      1.39%       1.49%       1.70%       1.93%        1.93%
      Ratio of net investment income/(loss)
         to average net assets.................................      1.02%       0.68%       0.47%      (0.20)%      (0.25)%
      Portfolio turnover rate..................................        24%         20%         19%         25%          27%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.39%       1.49%       1.70%       1.93%        1.93%


INTERNATIONAL GROWTH FUND                                               CLASS B
-------------------------                                         -------------------
YEARS ENDED OCTOBER 31                                             2005         2004
----------------------                                            ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $ 8.80      $ 8.03
                                                                  ------      ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss).............................    (0.01)(4)   (0.04)(4)
      Net realized and unrealized gain/(loss) on investments...     1.45        0.81
                                                                  ------      ------
      Total from investment operations.........................     1.44        0.77
                                                                  ------      ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................       --          --
      Distributions from net realized capital gains............       --          --
                                                                  ------      ------
      Total distributions......................................       --          --
                                                                  ------      ------
      Redemption Fees..........................................       --        0.00(5)
                                                                  ------      ------
NET ASSET VALUE, END OF PERIOD.................................   $10.24      $ 8.80
                                                                  ======      ======
TOTAL RETURN(1)................................................    16.36%       9.59%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $4,822      $3,630
      Ratio of operating expenses to average net assets........     2.51%       2.62%
      Ratio of net investment income/(loss)
         to average net assets.................................    (0.10)%     (0.45)%
      Portfolio turnover rate..................................       24%         20%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...     2.51%       2.62%

SHORT TERM INCOME FUND                                                                CLASS A
----------------------                                            -----------------------------------------------
YEARS ENDED OCTOBER 31                                              2005      2004      2003      2002      2001
----------------------                                            -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  2.38   $  2.39   $  2.34   $  2.41   $  2.29
                                                                  -------   -------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.08      0.08      0.09      0.12      0.13
      Net realized and unrealized gain/(loss) on investments...     (0.07)    (0.01)     0.06     (0.07)     0.12
                                                                  -------   -------   -------   -------   -------
      Total from investment operations.........................      0.01      0.07      0.15      0.05      0.25
                                                                  -------   -------   -------   -------   -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.08)    (0.08)    (0.10)    (0.12)    (0.13)
                                                                  -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD.................................   $  2.31   $  2.38   $  2.39   $  2.34   $  2.41
                                                                  =======   =======   =======   =======   =======
TOTAL RETURN(1)................................................      0.49%     2.87%     6.28%     2.18%    11.31%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $36,287   $54,082   $71,920   $28,106   $18,929
      Ratio of operating expenses to average net assets........      0.81%     0.83%     0.84%     0.96%     0.83%
      Ratio of net investment income to average net assets.....      3.36%     3.23%     3.58%     5.03%     5.63%
      Portfolio turnover rate..................................        13%       14%       33%       28%       27%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      0.93%     0.92%     0.97%     1.09%     1.15%

SHORT TERM INCOME FUND                                                  CLASS B
----------------------                                            ------------------
YEARS ENDED OCTOBER 31                                              2005       2004
----------------------                                            -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  2.38    $  2.39
                                                                  -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.06       0.06
      Net realized and unrealized gain/(loss) on investments...     (0.07)     (0.01)
                                                                  -------    -------
      Total from investment operations.........................     (0.01)      0.05
                                                                  -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.06)     (0.06)
                                                                  -------    -------
NET ASSET VALUE, END OF PERIOD.................................   $  2.31    $  2.38
                                                                  =======    =======
TOTAL RETURN(1)................................................     (0.26)%     2.11%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $23,617    $31,812
      Ratio of operating expenses to average net assets........      1.56%      1.58%
      Ratio of net investment income to average net assets.....      2.61%      2.48%
      Portfolio turnover rate..................................        13%        14%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.70%      1.70%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

                       See Notes to Financial Statements.

                                                      CLASS C
                                    ------------------------------------------
 2003         2002         2001      2005       2004        2003       2002(3)
------      -------      -------    ------     ------      ------      -------
$ 6.51      $  7.35      $ 10.70    $ 8.75     $ 8.02      $ 6.53      $  7.55
------      -------      -------    ------     ------      ------      -------

 (0.05)(4)    (0.09)(4)    (0.10)     0.01(4)   (0.02)(4)   (0.03)(4)    (0.05)(4)
  1.57        (0.73)       (2.58)     1.44       0.81        1.56        (0.96)
------      -------      -------    ------     ------      ------      -------
  1.52        (0.82)       (2.68)     1.45       0.79        1.53        (1.01)
------      -------      -------    ------     ------      ------      -------

    --        (0.02)       (0.01)    (0.06)     (0.06)      (0.04)       (0.01)
    --           --        (0.66)       --         --          --           --
------      -------      -------    ------     ------      ------      -------
    --        (0.02)       (0.67)    (0.06)     (0.06)      (0.04)       (0.01)
------      -------      -------    ------     ------      ------      -------
  0.00(5)      0.00(5)        --        --       0.00(5)     0.00(5)      0.00(5)
------      -------      -------    ------     ------      ------      -------
$ 8.03      $  6.51      $  7.35    $10.14     $ 8.75      $ 8.02      $  6.53
======      =======      =======    ======     ======      ======      =======
 23.35%      (11.23)%     (26.68)%   16.60%      9.87%      23.57%      (13.34)%

$4,020      $ 4,732      $ 7,172    $1,169     $  445      $   91      $    53
  2.91%        2.91%        2.74%     2.29%      2.36%       2.64%        2.67%(6)

 (0.74)%      (1.18)%      (1.06)%    0.12%     (0.19)%     (0.47)%      (0.94)%(6)
    19%          25%          27%       24%        20%         19%          25%


  2.91%        2.91%        2.74%     2.29%      2.36%       2.64%        2.67%(6)

                           CLASS I
------------------------------------------------------------
  2005         2004         2003         2002         2001
--------     --------     --------     --------     --------
$   9.26     $   8.43     $   6.80     $   7.69     $  11.00
--------     --------     --------     --------     --------

    0.15(4)      0.11(4)      0.08(4)      0.04(4)      0.04
    1.53         0.84         1.64        (0.75)       (2.68)
--------     --------     --------     --------     --------
    1.68         0.95         1.72        (0.71)       (2.64)
--------     --------     --------     --------     --------

   (0.13)       (0.12)       (0.09)       (0.18)       (0.01)
      --           --           --           --        (0.66)
--------     --------     --------     --------     --------
   (0.13)       (0.12)       (0.09)       (0.18)       (0.67)
--------     --------     --------     --------     --------
      --         0.00(5)      0.00(5)      0.00(5)        --
--------     --------     --------     --------     --------
$  10.81     $   9.26     $   8.43     $   6.80     $   7.69
========     ========     ========     ========     ========
   18.19%       11.38%       25.56%       (9.61)%     (25.53)%

$780,519     $539,471     $317,493     $185,137     $124,886
    0.95%        0.99%        1.07%        1.19%        1.18%

    1.46%        1.18%        1.10%        0.54%        0.50%
      24%          20%          19%          25%          27%


    0.95%        0.99%        1.07%        1.19%        1.18%

                                             CLASS C
                             --------------------------------------
  2003      2002     2001      2005       2004      2003    2002(3)
-------   -------   ------   -------    -------   -------   -------
$  2.34   $  2.41   $ 2.29   $  2.38    $  2.39   $  2.34   $ 2.37
-------   -------   ------   -------    -------   -------   ------

   0.07      0.10     0.12      0.06       0.06      0.07     0.07
   0.06     (0.07)    0.12     (0.07)     (0.01)     0.06    (0.03)
-------   -------   ------   -------    -------   -------   ------
   0.13      0.03     0.24     (0.01)      0.05      0.13     0.04
-------   -------   ------   -------    -------   -------   ------

  (0.08)    (0.10)   (0.12)    (0.06)     (0.06)    (0.08)   (0.07)
-------   -------   ------   -------    -------   -------   ------
$  2.39   $  2.34   $ 2.41   $  2.31    $  2.38   $  2.39   $ 2.34
=======   =======   ======   =======    =======   =======   ======
   5.49%     1.41%   10.52%    (0.26)%     2.10%     5.48%    1.61%

$44,310   $24,621   $6,595   $13,477    $18,970   $17,843   $5,743
   1.59%     1.71%    1.54%     1.56%      1.58%     1.59%    1.68%(6)
   2.83%     4.28%    4.92%     2.61%      2.48%     2.83%    4.31%(6)
     33%       28%      27%       13%        14%       33%      28%


   1.70%     1.77%    1.86%     1.65%      1.66%     1.65%    1.68%(6)

                      CLASS I
---------------------------------------------------
  2005       2004       2003       2002      2001
--------   --------   --------   -------   --------
$   2.38   $   2.39   $   2.34   $  2.41   $   2.29
--------   --------   --------   -------   --------

    0.09       0.08       0.09      0.13       0.15
   (0.07)     (0.01)      0.06     (0.07)      0.12
--------   --------   --------   -------   --------
    0.02       0.07       0.15      0.06       0.27
--------   --------   --------   -------   --------

   (0.09)     (0.08)     (0.10)    (0.13)     (0.15)
--------   --------   --------   -------   --------
$   2.31   $   2.38   $   2.39   $  2.34   $   2.41
========   ========   ========   =======   ========
    0.74%      3.13%      6.55%     2.53%     11.93%

$195,607   $168,947   $129,443   $89,210   $110,710
    0.56%      0.58%      0.59%     0.61%      0.27%
    3.61%      3.48%      3.83%     5.38%      6.19%
      13%        14%        33%       28%        27%

    0.56%      0.58%      0.59%     0.61%      0.59%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

U.S. GOVERNMENT SECURITIES FUND                                                             CLASS A
-------------------------------                                   ----------------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005         2004         2003         2002       2001
----------------------                                            --------     --------     --------     --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  10.88     $  10.89     $  11.19     $  11.20   $  10.55
                                                                  --------     --------     --------     --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.41(4)      0.40(4)      0.40(4)      0.54       0.62
      Net realized and unrealized gain/(loss) on investments...      (0.30)        0.05        (0.19)        0.04       0.65
                                                                  --------     --------     --------     --------   --------
      Total from investment operations.........................       0.11         0.45         0.21         0.58       1.27
                                                                  --------     --------     --------     --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.46)       (0.46)       (0.51)       (0.59)     (0.62)
                                                                  --------     --------     --------     --------   --------
NET ASSET VALUE, END OF PERIOD.................................   $  10.53     $  10.88     $  10.89     $  11.19   $  11.20
                                                                  ========     ========     ========     ========   ========
TOTAL RETURN(1)................................................       1.02%        4.26%        1.94%        5.37%     12.39%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $120,615     $134,896     $176,859     $196,222   $174,047
      Ratio of operating expenses to average net assets........       0.92%        0.93%        0.93%        0.96%      0.95%
      Ratio of net investment income to average net assets.....       3.84%        3.64%        3.59%        4.91%      5.71%
      Portfolio turnover rate..................................         34%          30%          62%          48%        30%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.92%        0.93%        0.93%        0.96%      0.95%

U.S. GOVERNMENT SECURITIES FUND                                          CLASS B
-------------------------------                                   ---------------------
YEARS ENDED OCTOBER 31                                              2005         2004
----------------------                                            --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  10.87     $  10.88
                                                                  --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.33(4)      0.32(4)
      Net realized and unrealized gain/(loss) on investments...      (0.30)        0.05
                                                                  --------     --------
      Total from investment operations.........................       0.03         0.37
                                                                  --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.38)       (0.38)
                                                                  --------     --------
NET ASSET VALUE, END OF PERIOD.................................   $  10.52     $  10.87
                                                                  ========     ========
TOTAL RETURN(1)................................................       0.28%        3.50%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $122,147     $157,900
      Ratio of operating expenses to average net assets........       1.65%        1.65%
      Ratio of net investment income to average net assets.....       3.11%        2.92%
      Portfolio turnover rate..................................         34%          30%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       1.65%        1.65%

INCOME FUND                                                                              CLASS A
-----------                                                       ----------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005       2004       2003       2002       2001
----------------------                                            --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $   9.46   $   9.35   $   9.02   $   9.32   $   8.90
                                                                  --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.45       0.46       0.51       0.60       0.62
      Net realized and unrealized gain/(loss) on investments...      (0.38)      0.15       0.38      (0.28)      0.43
                                                                  --------   --------   --------   --------   --------
      Total from investment operations.........................       0.07       0.61       0.89       0.32       1.05
                                                                  --------   --------   --------   --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.48)     (0.50)     (0.56)     (0.62)     (0.63)
      Distributions from net realized capital gains............         --         --         --         --         --
                                                                  --------   --------   --------   --------   --------
      Total distributions......................................      (0.48)     (0.50)     (0.56)     (0.62)     (0.63)
                                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.................................   $   9.05   $   9.46   $   9.35   $   9.02   $   9.32
                                                                  ========   ========   ========   ========   ========
TOTAL RETURN(1)................................................       0.75%      6.68%     10.10%      3.63%     12.21%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $147,521   $147,695   $153,654   $130,512   $120,508
      Ratio of operating expenses to average net assets........       0.91%      0.92%      0.94%      0.97%      0.97%
      Ratio of net investment income to average net assets.....       4.83%      4.90%      5.42%      6.61%      6.86%
      Portfolio turnover rate..................................         20%        24%        33%        20%        35%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.91%      0.92%      0.94%      0.97%      0.97%

INCOME FUND                                                             CLASS B
-----------                                                       -------------------
YEARS ENDED OCTOBER 31                                              2005       2004
----------------------                                            --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $   9.49   $   9.37
                                                                  --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.38       0.39
      Net realized and unrealized gain/(loss) on investments...      (0.38)      0.16
                                                                  --------   --------
      Total from investment operations.........................       0.00       0.55
                                                                  --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.41)     (0.43)
      Distributions from net realized capital gains............         --         --
                                                                  --------   --------
      Total distributions......................................      (0.41)     (0.43)
                                                                  --------   --------
NET ASSET VALUE, END OF PERIOD.................................   $   9.08   $   9.49
                                                                  ========   ========
TOTAL RETURN(1)................................................       0.02%      6.03%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $128,067   $152,065
      Ratio of operating expenses to average net assets........       1.65%      1.65%
      Ratio of net investment income to average net assets.....       4.09%      4.17%
      Portfolio turnover rate..................................         20%        24%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       1.65%      1.65%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

                       See Notes to Financial Statements.

                                                    CLASS C
--------------------------------   -----------------------------------------
  2003         2002       2001      2005       2004        2003      2002(3)
--------     --------   --------   ------     ------     -------     -------
$  11.18     $  11.19   $  10.54   $10.86     $10.87     $ 11.18     $ 11.00
--------     --------   --------   ------     ------     -------     -------

    0.32(4)      0.46       0.54     0.33(4)    0.32(4)     0.32(4)     0.33
   (0.19)        0.04       0.65    (0.30)      0.05       (0.20)       0.18
--------     --------   --------   ------     ------     -------     -------
    0.13         0.50       1.19     0.03       0.37        0.12        0.51
--------     --------   --------   ------     ------     -------     -------

   (0.43)       (0.51)     (0.54)   (0.38)     (0.38)      (0.43)      (0.33)
--------     --------   --------   ------     ------     -------     -------
$  10.88     $  11.18   $  11.19   $10.51     $10.86     $ 10.87     $ 11.18
========     ========   ========   ======     ======     =======     =======
    1.20%        4.62%     11.59%    0.29%      3.53%       1.12%       4.74%

$251,153     $271,440   $128,155   $6,775     $6,279     $13,354     $11,634
    1.66%        1.68%      1.67%    1.64%      1.64%       1.64%       1.63%(5)
    2.86%        4.19%      4.99%    3.12%      2.93%       2.88%       4.24%(5)
      62%          48%        30%      34%        30%         62%         48%


    1.66%        1.68%      1.67%    1.64%      1.64%       1.64%       1.63%(5)

                            CLASS I
--------------------------------------------------------------
   2005           2004          2003         2002       2001
----------     ----------     --------     --------   --------
$    10.88     $    10.89     $  11.19     $  11.20   $  10.55
----------     ----------     --------     --------   --------

      0.45(4)        0.44(4)      0.44(4)      0.58       0.66
     (0.30)          0.05        (0.19)        0.04       0.65
----------     ----------     --------     --------   --------
      0.15           0.49         0.25         0.62       1.31
----------     ----------     --------     --------   --------

     (0.50)         (0.50)       (0.55)       (0.63)     (0.66)
----------     ----------     --------     --------   --------
$    10.53     $    10.88     $  10.89     $  11.19   $  11.20
==========     ==========     ========     ========   ========
      1.41%          4.65%        2.32%        5.77%     12.81%

$1,642,617     $1,260,104     $658,676     $365,912   $301,656
      0.54%          0.55%        0.57%        0.58%      0.57%
      4.22%          4.02%        3.95%        5.29%      6.09%
        34%            30%          62%          48%        30%


      0.54%          0.55%        0.57%        0.58%      0.57%

                                               CLASS C
-----------------------------   -------------------------------------
  2003       2002       2001      2005      2004      2003    2002(3)
--------   --------   -------   -------   -------   -------   -------
$   9.04   $   9.35   $  8.92   $  9.49   $  9.37   $  9.04   $ 9.21
--------   --------   -------   -------   -------   -------   ------

    0.44       0.54      0.56      0.38      0.39      0.45     0.37
    0.38      (0.29)     0.44     (0.38)     0.16      0.38    (0.17)
--------   --------   -------   -------   -------   -------   ------
    0.82       0.25      1.00      0.00      0.55      0.83     0.20
--------   --------   -------   -------   -------   -------   ------

   (0.49)     (0.56)    (0.57)    (0.41)    (0.43)    (0.50)   (0.37)
      --         --        --        --        --        --       --
--------   --------   -------   -------   -------   -------   ------
   (0.49)     (0.56)    (0.57)    (0.41)    (0.43)    (0.50)   (0.37)
--------   --------   -------   -------   -------   -------   ------
$   9.37   $   9.04   $  9.35   $  9.08   $  9.49   $  9.37   $ 9.04
========   ========   =======   =======   =======   =======   ======
    9.31%      2.79%    11.52%     0.01%     6.02%     9.33%    2.25%

$194,396   $142,186   $72,472   $10,761   $11,580   $15,274   $7,710
    1.65%      1.68%     1.69%     1.66%     1.65%     1.63%    1.62%(5)
    4.71%      5.90%     6.14%     4.08%     4.17%     4.73%    5.96%(5)
      33%        20%       35%       20%       24%       33%      20%


    1.65%      1.68%     1.69%     1.66%     1.65%     1.63%    1.62%(5)

                       CLASS I
----------------------------------------------------
  2005       2004       2003       2002       2001
--------   --------   --------   --------   --------
$   9.48   $   9.36   $   9.03   $   9.34   $   8.91
--------   --------   --------   --------   --------

    0.49       0.50       0.55       0.64       0.66
   (0.38)      0.16       0.38      (0.29)      0.44
--------   --------   --------   --------   --------
    0.11       0.66       0.93       0.35       1.10
--------   --------   --------   --------   --------

   (0.52)     (0.54)     (0.60)     (0.66)     (0.67)
      --         --         --         --         --
--------   --------   --------   --------   --------
   (0.52)     (0.54)     (0.60)     (0.66)     (0.67)
--------   --------   --------   --------   --------
$   9.07   $   9.48   $   9.36   $   9.03   $   9.34
========   ========   ========   ========   ========
    1.13%      7.18%     10.51%      3.94%     12.78%

$903,915   $834,726   $679,139   $487,376   $387,998
    0.54%      0.55%      0.56%      0.56%      0.56%
    5.20%      5.27%      5.80%      7.02%      7.27%
      20%        24%        33%        20%        35%


    0.54%      0.55%      0.56%      0.56%      0.56%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

HIGH YIELD FUND                                                                        CLASS A
---------------                                                   --------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005       2004      2003        2002      2001
----------------------                                            --------   -------   -------     -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $   8.28   $  7.88   $  6.63     $  7.44    $ 8.50
                                                                  --------   -------   -------     -------    ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.56      0.58      0.61(4)     0.71      0.84
      Net realized and unrealized gain/(loss) on investments...      (0.03)     0.43      1.31       (0.72)    (1.00)
                                                                  --------   -------   -------     -------    ------
      Total from investment operations.........................       0.53      1.01      1.92       (0.01)    (0.16)
                                                                  --------   -------   -------     -------    ------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.58)    (0.61)    (0.67)      (0.80)    (0.90)
      Distributions from net realized capital gains............         --        --        --          --        --
                                                                  --------   -------   -------     -------    ------
      Total distributions......................................      (0.58)    (0.61)    (0.67)      (0.80)    (0.90)
                                                                  --------   -------   -------     -------    ------
NET ASSET VALUE, END OF PERIOD.................................   $   8.23   $  8.28   $  7.88     $  6.63    $ 7.44
                                                                  ========   =======   =======     =======    ======
TOTAL RETURN(1)................................................       6.56%    13.23%    30.13%      (0.48)%   (1.97)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $111,164   $85,190   $48,618     $13,563    $9,035
      Ratio of operating expenses to average net assets........       0.92%     0.93%     0.97%       1.03%     1.08%
      Ratio of net investment income to average net assets.....       6.76%     7.11%     8.24%       9.72%    10.47%
      Portfolio turnover rate..................................         94%       82%       61%         60%       27%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.92%     0.93%     0.97%       1.03%     1.09%

HIGH YIELD FUND                                                        CLASS B
---------------                                                   -----------------
YEARS ENDED OCTOBER 31                                              2005      2004
----------------------                                            -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  8.32   $  7.91
                                                                  -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.50      0.52
      Net realized and unrealized gain/(loss) on investments...     (0.03)     0.44
                                                                  -------   -------
      Total from investment operations.........................      0.47      0.96
                                                                  -------   -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.52)    (0.55)
      Distributions from net realized capital gains............        --        --
                                                                  -------   -------
      Total distributions......................................     (0.52)    (0.55)
                                                                  -------   -------
NET ASSET VALUE, END OF PERIOD.................................   $  8.27   $  8.32
                                                                  =======   =======
TOTAL RETURN(1)................................................      5.75%    12.50%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $73,667   $80,036
      Ratio of operating expenses to average net assets........      1.68%     1.69%
      Ratio of net investment income to average net assets.....      6.00%     6.35%
      Portfolio turnover rate..................................        94%       82%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.68%     1.69%

TAX-EXEMPT BOND FUND                                                                     CLASS A
--------------------                                              ----------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005       2004       2003       2002       2001
----------------------                                            --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $   7.95   $   7.96   $   7.95   $   7.93   $   7.55
                                                                  --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.33       0.33       0.34       0.35       0.37
      Net realized and unrealized gain/(loss) on investments...      (0.16)      0.08       0.08       0.03       0.38
                                                                  --------   --------   --------   --------   --------
      Total from investment operations.........................       0.17       0.41       0.42       0.38       0.75
                                                                  --------   --------   --------   --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.33)     (0.33)     (0.34)     (0.35)     (0.37)
      Distributions from net realized capital gains............      (0.09)     (0.09)     (0.07)     (0.01)        --
                                                                  --------   --------   --------   --------   --------
      Total distributions......................................      (0.42)     (0.42)     (0.41)     (0.36)     (0.37)
                                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.................................   $   7.70   $   7.95   $   7.96   $   7.95   $   7.93
                                                                  ========   ========   ========   ========   ========
TOTAL RETURN(1)................................................       2.19%      5.35%      5.31%      5.02%     10.16%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $175,146   $184,711   $207,433   $213,673   $219,883
      Ratio of operating expenses to average net assets........       0.87%      0.90%      0.88%      0.90%      0.89%
      Ratio of net investment income to average net assets.....       4.22%      4.22%      4.20%      4.49%      4.75%
      Portfolio turnover rate..................................         28%        25%        47%        46%        44%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.87%      0.90%      0.88%      0.90%      0.89%

TAX-EXEMPT BOND FUND                                                  CLASS B
--------------------                                              -----------------
YEARS ENDED OCTOBER 31                                              2005      2004
----------------------                                            -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  7.95   $  7.96
                                                                  -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.27      0.27
      Net realized and unrealized gain/(loss) on investments...     (0.16)     0.08
                                                                  -------   -------
      Total from investment operations.........................      0.11      0.35
                                                                  -------   -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.27)    (0.27)
      Distributions from net realized capital gains............     (0.09)    (0.09)
                                                                  -------   -------
      Total distributions......................................     (0.36)    (0.36)
                                                                  -------   -------
NET ASSET VALUE, END OF PERIOD.................................   $  7.70   $  7.95
                                                                  =======   =======
TOTAL RETURN(1)................................................      1.43%     4.57%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $30,073   $35,433
      Ratio of operating expenses to average net assets........      1.62%     1.65%
      Ratio of net investment income to average net assets.....      3.47%     3.47%
      Portfolio turnover rate..................................        28%       25%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.62%     1.65%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

                       See Notes to Financial Statements.

                                                   CLASS C
------------------------------    ----------------------------------------
  2003        2002       2001       2005      2004      2003       2002(3)
-------     -------    -------    -------   -------   -------     --------
$  6.66     $  7.47    $  8.54    $  8.32   $  7.91   $  6.67     $ 7.55
-------     -------    -------    -------   -------   -------     ------

   0.56(4)     0.66       0.78       0.50      0.52      0.56(4)    0.46
   1.31       (0.72)     (1.01)     (0.03)     0.44      1.30      (0.86)
-------     -------    -------    -------   -------   -------     ------
   1.87       (0.06)     (0.23)      0.47      0.96      1.86      (0.40)
-------     -------    -------    -------   -------   -------     ------

  (0.62)      (0.75)     (0.84)     (0.52)    (0.55)    (0.62)     (0.48)
     --          --         --         --        --        --         --
-------     -------    -------    -------   -------   -------     ------
  (0.62)      (0.75)     (0.84)     (0.52)    (0.55)    (0.62)     (0.48)
-------     -------    -------    -------   -------   -------     ------
$  7.91     $  6.66    $  7.47    $  8.27   $  8.32   $  7.91     $ 6.67
=======     =======    =======    =======   =======   =======     ======
  29.08%      (1.17)%    (2.72)%     5.77%    12.51%    29.08%     (5.66)%

$83,665     $44,004    $35,391    $38,475   $33,318   $24,540     $2,556
   1.73%       1.78%      1.77%      1.66%     1.68%     1.71%      1.78%(5)
   7.48%       8.97%      9.78%      6.02%     6.36%     7.50%      8.97%(5)
     61%         60%        27%        94%       82%       61%        60%


   1.73%       1.78%      1.78%      1.66%     1.68%     1.71%      1.78%(5)

                         CLASS I
--------------------------------------------------------
  2005       2004        2003         2002        2001
--------   --------   --------     --------    --------
$   8.27   $   7.86   $   6.62     $   7.43    $   8.48
--------   --------   --------     --------    --------

    0.58       0.60       0.63(4)      0.73        0.87
   (0.03)      0.44       1.30        (0.72)      (0.99)
--------   --------   --------     --------    --------
    0.55       1.04       1.93         0.01       (0.12)
--------   --------   --------     --------    --------

   (0.60)     (0.63)     (0.69)       (0.82)      (0.93)
      --         --         --           --          --
--------   --------   --------     --------    --------
   (0.60)     (0.63)     (0.69)       (0.82)      (0.93)
--------   --------   --------     --------    --------
$   8.22   $   8.27   $   7.86     $   6.62    $   7.43
========   ========   ========     ========    ========
    6.91%     13.75%     30.44%       (0.15)%     (1.49)%

$588,409   $526,095   $424,781     $244,937    $201,385
    0.59%      0.61%      0.64%        0.68%       0.68%
    7.09%      7.43%      8.57%       10.07%      10.87%
      94%        82%        61%          60%         27%


    0.59%      0.61%      0.64%        0.68%       0.69%

                                             CLASS C
---------------------------   ------------------------------------
 2003       2002      2001     2005     2004     2003     2002(3)
-------   -------   -------   ------   ------   ------   --------
$  7.95   $  7.93   $  7.55   $ 7.95   $ 7.96   $ 7.95   $ 7.83
-------   -------   -------   ------   ------   ------   ------

   0.28      0.29      0.31     0.27     0.27     0.28     0.20
   0.08      0.03      0.38    (0.16)    0.08     0.08     0.12
-------   -------   -------   ------   ------   ------   ------
   0.36      0.32      0.69     0.11     0.35     0.36     0.32
-------   -------   -------   ------   ------   ------   ------

  (0.28)    (0.29)    (0.31)   (0.27)   (0.27)   (0.28)   (0.20)
  (0.07)    (0.01)       --    (0.09)   (0.09)   (0.07)      --
-------   -------   -------   ------   ------   ------   ------
  (0.35)    (0.30)    (0.31)   (0.36)   (0.36)   (0.35)   (0.20)
-------   -------   -------   ------   ------   ------   ------
$  7.96   $  7.95   $  7.93   $ 7.70   $ 7.95   $ 7.96   $ 7.95
=======   =======   =======   ======   ======   ======   ======
   4.53%     4.25%     9.35%    1.41%    4.58%    4.54%    4.06%

$45,061   $47,308   $43,978   $2,360   $3,641   $4,332   $2,395
   1.62%     1.64%     1.63%    1.63%    1.65%    1.61%    1.61%(5)
   3.46%     3.75%     4.01%    3.46%    3.47%    3.47%    3.78%(5)
     47%       46%       44%      28%      25%      47%      46%


   1.62%     1.64%     1.63%    1.63%    1.65%    1.61%    1.61%(5)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

CALIFORNIA MUNICIPAL FUND                                                                   CLASS A
-------------------------                                         ------------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005       2004       2003       2002         2001
----------------------                                            --------   --------   --------   --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  11.42   $  11.22   $  11.35   $  11.34     $  10.81
                                                                  --------   --------   --------   --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.48       0.49       0.47       0.50         0.53
      Net realized and unrealized gain/(loss) on investments...      (0.15)      0.20      (0.06)      0.00(4)      0.53
                                                                  --------   --------   --------   --------     --------
      Total from investment operations.........................       0.33       0.69       0.41       0.50         1.06
                                                                  --------   --------   --------   --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.48)     (0.49)     (0.47)     (0.49)       (0.53)
      Distributions from net realized capital gains............      (0.03)        --      (0.07)        --           --
                                                                  --------   --------   --------   --------     --------
      Total distributions......................................      (0.51)     (0.49)     (0.54)     (0.49)       (0.53)
                                                                  --------   --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD.................................   $  11.24   $  11.42   $  11.22   $  11.35     $  11.34
                                                                  ========   ========   ========   ========     ========
TOTAL RETURN(1)................................................       2.90%      6.25%      3.69%      4.57%        9.99%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $241,879   $232,239   $252,511   $286,095     $291,132
      Ratio of operating expenses to average net assets........       0.84%      0.85%      0.85%      0.86%        0.85%
      Ratio of net investment income to average net assets.....       4.19%      4.32%      4.14%      4.39%        4.74%
      Portfolio turnover rate..................................         26%        27%        34%        48%          52%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       0.84%      0.85%      0.85%      0.86%        0.86%

CALIFORNIA MUNICIPAL FUND                                               CLASS B
-------------------------                                         -------------------
YEARS ENDED OCTOBER 31                                              2005       2004
----------------------                                            --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  11.42   $  11.22
                                                                  --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................       0.39       0.40
      Net realized and unrealized gain/(loss) on investments...      (0.15)      0.20
                                                                  --------   --------
      Total from investment operations.........................       0.24       0.60
                                                                  --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................      (0.39)     (0.40)
      Distributions from net realized capital gains............      (0.03)        --
                                                                  --------   --------
      Total distributions......................................      (0.42)     (0.40)
                                                                  --------   --------
NET ASSET VALUE, END OF PERIOD.................................   $  11.24   $  11.42
                                                                  ========   ========
TOTAL RETURN(1)................................................       2.13%      5.47%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $162,534   $195,930
      Ratio of operating expenses to average net assets........       1.59%      1.59%
      Ratio of net investment income to average net assets.....       3.44%      3.58%
      Portfolio turnover rate..................................         26%        27%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...       1.59%      1.59%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND                                           CLASS A
----------------------------------------------                    --------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005         2004      2003      2002      2001
----------------------                                            -------      -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $ 11.14      $ 11.14   $ 11.08   $ 10.98   $ 10.58
                                                                  -------      -------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.34         0.33      0.35      0.39      0.44
      Net realized and unrealized gain/(loss) on investments...     (0.29)        0.10      0.12      0.15      0.49
                                                                  -------      -------   -------   -------   -------
      Total from investment operations.........................      0.05         0.43      0.47      0.54      0.93
                                                                  -------      -------   -------   -------   -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.34)       (0.33)    (0.35)    (0.39)    (0.44)
      Distributions from net realized capital gains............     (0.00)(4)    (0.10)    (0.06)    (0.05)    (0.09)
                                                                  -------      -------   -------   -------   -------
      Total distributions......................................     (0.34)       (0.43)    (0.41)    (0.44)    (0.53)
                                                                  -------      -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD.................................   $ 10.85      $ 11.14   $ 11.14   $ 11.08   $ 10.98
                                                                  =======      =======   =======   =======   =======
TOTAL RETURN(1)................................................      0.52%        4.02%     4.29%     5.12%     9.00%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $65,667      $65,772   $75,231   $57,102   $39,996
      Ratio of operating expenses to average net assets........      0.87%        0.85%     0.77%     0.70%     0.73%
      Ratio of net investment income to average net assets.....      3.11%        3.02%     3.15%     3.59%     4.09%
      Portfolio turnover rate..................................        27%          37%       65%       28%       23%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      0.87%        0.86%     0.86%     0.89%     0.92%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND                          CLASS B
----------------------------------------------                    --------------------
YEARS ENDED OCTOBER 31                                              2005         2004
----------------------                                            -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $ 11.14      $ 11.14
                                                                  -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income....................................      0.26         0.25
      Net realized and unrealized gain/(loss) on investments...     (0.29)        0.10
                                                                  -------      -------
      Total from investment operations.........................     (0.03)        0.35
                                                                  -------      -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income.....................     (0.26)       (0.25)
      Distributions from net realized capital gains............     (0.00)(4)    (0.10)
                                                                  -------      -------
      Total distributions......................................     (0.26)       (0.35)
                                                                  -------      -------
NET ASSET VALUE, END OF PERIOD.................................   $ 10.85      $ 11.14
                                                                  =======      =======
TOTAL RETURN(1)................................................     (0.24)%       3.24%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)......................   $59,562      $71,502
      Ratio of operating expenses to average net assets........      1.63%        1.61%
      Ratio of net investment income to average net assets.....      2.35%        2.26%
      Portfolio turnover rate..................................        27%          37%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)...      1.63%        1.62%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Amount represents less than $0.01 per share.

(5)  Annualized.

                       See Notes to Financial Statements.

                                                 CLASS C
--------------------------------   -----------------------------------
  2003       2002         2001      2005     2004     2003     2002(3)
--------   --------     --------   ------   ------   ------   --------
$  11.35   $  11.34     $  10.81   $11.42   $11.22   $11.35   $11.20
--------   --------     --------   ------   ------   ------   ------

    0.38       0.42         0.44     0.39     0.40     0.38     0.28
   (0.06)      0.00(4)      0.53    (0.15)    0.20    (0.06)    0.14
--------   --------     --------   ------   ------   ------   ------
    0.32       0.42         0.97     0.24     0.60     0.32     0.42
--------   --------     --------   ------   ------   ------   ------

   (0.38)     (0.41)       (0.44)   (0.39)   (0.40)   (0.38)   (0.27)
   (0.07)        --           --    (0.03)      --    (0.07)      --
--------   --------     --------   ------   ------   ------   ------
   (0.45)     (0.41)       (0.44)   (0.42)   (0.40)   (0.45)   (0.27)
--------   --------     --------   ------   ------   ------   ------
$  11.22   $  11.35     $  11.34   $11.24   $11.42   $11.22   $11.35
========   ========     ========   ======   ======   ======   ======
    2.92%      3.79%        9.19%    2.13%    5.46%    2.92%    3.77%

$255,445   $295,662     $237,594   $4,641   $5,275   $8,193   $6,665
    1.59%      1.60%        1.58%    1.59%    1.60%    1.59%    1.58%(5)
    3.40%      3.65%        4.01%    3.44%    3.57%    3.40%    3.67%(5)
      34%        48%          52%      26%      27%      34%      48%


    1.59%      1.60%        1.59%    1.59%    1.60%    1.59%    1.58%(5)

                                              CLASS C
---------------------------   ---------------------------------------
  2003      2002      2001     2005        2004      2003     2002(3)
-------   -------   -------   ------      ------   -------   --------
$ 11.08   $ 10.98   $ 10.58   $11.14      $11.14   $ 11.08   $10.90
-------   -------   -------   ------      ------   -------   ------

   0.27      0.31      0.36     0.26        0.25      0.27     0.21
   0.12      0.15      0.49    (0.29)       0.10      0.12     0.18
-------   -------   -------   ------      ------   -------   ------
   0.39      0.46      0.85    (0.03)       0.35      0.39     0.39
-------   -------   -------   ------      ------   -------   ------

  (0.27)    (0.31)    (0.36)   (0.26)      (0.25)    (0.27)   (0.21)
  (0.06)    (0.05)    (0.09)   (0.00)(4)   (0.10)    (0.06)      --
-------   -------   -------   ------      ------   -------   ------
  (0.33)    (0.36)    (0.45)   (0.26)      (0.35)    (0.33)   (0.21)
-------   -------   -------   ------      ------   -------   ------
$ 11.14   $ 11.08   $ 10.98   $10.85      $11.14   $ 11.14   $11.08
=======   =======   =======   ======      ======   =======   ======
   3.51%     4.32%     8.19%   (0.24)%      3.24%     3.50%    3.58%

$93,448   $89,240   $51,525   $7,476      $8,763   $10,317   $7,953
   1.53%     1.46%     1.48%    1.63%       1.61%     1.53%    1.45%(5)
   2.39%     2.83%     3.34%    2.35%       2.26%     2.39%    2.84%(5)
     65%       28%       23%      27%         37%       65%      28%


   1.62%     1.65%     1.67%    1.63%       1.62%     1.62%    1.64%(5)

                       See Notes to Financial Statements.

Notes to Financial Statements

WM GROUP OF FUNDS

1.   ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 16 funds (each a "Fund" and collectively, the "Funds"), 16 of which are presented in this report. The Funds being reported on are as follows:

TRUST I
EQUITY FUNDS
REIT Fund
Equity Income Fund
Growth & Income Fund
West Coast Equity Fund
Mid Cap Stock Fund
Small Cap Value Fund

FIXED-INCOME FUNDS
U.S. Government Securities Fund
Income Fund
High Yield Fund

MUNICIPAL FUND
Tax-Exempt Bond Fund

TRUST II
EQUITY FUNDS
Growth Fund
Small Cap Growth Fund
International Growth Fund

FIXED-INCOME FUND
Short Term Income Fund

MUNICIPAL FUNDS
California Municipal Fund
California Insured Intermediate Municipal Fund

WM Advisors, Inc. (the "Advisor") serves as investment advisor to the Trusts. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Each of the Municipal Funds currently offer Class A shares, Class B shares and Class C shares. Class A shares of the Funds are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. In addition, redemptions from the International Growth Fund, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which are retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affiliated open-end management investment company, and affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge, CDSC or redemption fee.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System, which are valued at the NASDAQ official closing price) are valued at the last reported sales price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the NASDAQ National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

WM GROUP OF FUNDS

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services retained by the Trusts. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Funds' Board of Trustees which may rely on the assistance of one or more pricing services.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trust, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

WM GROUP OF FUNDS

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities".

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each Fund has valued the investments. This may have an adverse effect on each Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value per share of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule
144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, the investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a "when-issued" or "delayed-delivery" basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

WM GROUP OF FUNDS

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income for the Fixed-Income Funds and the Municipal Funds are declared daily and paid monthly. Dividends from net investment income for the REIT and Equity Income Funds are declared and paid quarterly. Dividends from any net investment income for the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees of the Trusts in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund. At October 31, 2005, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                               INCREASE/       INCREASE/
                                                              (DECREASE)      (DECREASE)
                                             INCREASE/       UNDISTRIBUTED    ACCUMULATED
                                             (DECREASE)     NET INVESTMENT   NET REALIZED
                                          PAID-IN CAPITAL    INCOME/(LOSS)    GAIN/(LOSS)
                                              (000S)            (000S)          (000S)
                                          ---------------   --------------   ------------
Equity Income Fund ....................       $    --           $   11         $   (11)
Growth Fund ...........................            --             (119)            119
Small Cap Value Fund ..................            --               49             (49)
Small Cap Growth Fund .................        (2,251)           2,251              --
International Growth Fund .............           199            1,103          (1,302)
Short Term Income Fund ................          (149)             292            (143)
U.S. Government Securities Fund .......          (504)           8,023          (7,519)
Income Fund ...........................            --            3,725          (3,725)
High Yield Fund .......................            --            1,499          (1,499)
Tax-Exempt Bond Fund ..................            --               44             (44)
California Municipal Fund .............            --              (21)             21

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds of the Trusts based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

WM GROUP OF FUNDS

3.   INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                     FROM $0  FROM $125  FROM $200  FROM $250   FROM $500  FROM $1  FROM $2
                                     TO $125   TO $200    TO $250    TO $500   MILLION TO   TO $2    TO $3   OVER $3
            NAME OF FUND             MILLION   MILLION    MILLION    MILLION   $1 BILLION  BILLION  BILLION  BILLION
            ------------             -------  ---------  ---------  ---------  ----------  -------  -------  -------
REIT Fund .........................   0.800%    0.800%     0.800%     0.800%     0.750%     0.750%   0.700%   0.650%
Equity Income Fund ................   0.625%    0.625%     0.625%     0.500%     0.500%     0.500%   0.500%   0.500%
Growth & Income Fund ..............   0.625%    0.625%     0.625%     0.500%     0.500%     0.500%   0.500%   0.500%
West Coast Equity Fund ............   0.625%    0.625%     0.625%     0.625%     0.500%     0.375%   0.375%   0.375%
Mid Cap Stock Fund ................   0.750%    0.750%     0.750%     0.750%     0.750%     0.700%   0.650%   0.600%
Growth Fund .......................   0.800%    0.800%     0.800%     0.800%     0.750%     0.750%   0.700%   0.650%
Small Cap Value Fund ..............   0.850%    0.850%     0.850%     0.850%     0.750%     0.750%   0.750%   0.700%
Small Cap Growth Fund .............   0.850%    0.850%     0.850%     0.850%     0.750%     0.750%   0.750%   0.700%
International Growth Fund .........   1.000%    0.800%     0.800%     0.800%     0.800%     0.750%   0.750%   0.700%
Short Term Income Fund ............   0.500%    0.500%     0.450%     0.450%     0.400%     0.400%   0.400%   0.400%
U.S. Government Securities Fund ...   0.500%    0.500%     0.500%     0.500%     0.500%     0.500%   0.450%   0.450%
Income Fund .......................   0.500%    0.500%     0.500%     0.500%     0.500%     0.500%   0.450%   0.450%
High Yield Fund ...................   0.625%    0.625%     0.625%     0.500%     0.500%     0.500%   0.500%   0.500%
Tax-Exempt Bond Fund ..............   0.500%    0.500%     0.500%     0.400%     0.400%     0.400%   0.400%   0.400%
California Municipal Fund .........   0.500%    0.500%     0.500%     0.500%     0.500%     0.450%   0.450%   0.450%
California Insured Intermediate
   Municipal Fund .................   0.500%    0.500%     0.500%     0.500%     0.500%     0.450%   0.450%   0.450%

During the period, the Small Cap Growth Fund received payments from the Advisor totaling $1,321,381 in connection with a trading error. This error occurred during the transition to new sub-advisors in April 2005.

Effective November 1, 2005, the Advisor's monthly fee based upon average daily net assets for the Growth Fund was changed to 0.750% of the first $500 million of average daily net assets, 0.700% of the next $1.5 billion of average daily net assets, 0.650% of the next $1 billion of average daily net assets and 0.600% of average daily net assets over $3 billion.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for all Class A, Class B and Class C shareholder accounts. Prior to June 1, 2005, the Transfer Agent was entitled to a monthly fee based upon an annual rate of $20.40, $21.15 and $21.15 per open account for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds and Municipal Funds, respectively. Class I shares are not subject to shareholder servicing fees. For the year ended October 31, 2005, the Transfer Agent has voluntarily waived $55,973, $37,930 and $14,784 of its transfer agent fees for Class A, Class B and Class C shares, respectively of the Short Term Income Fund.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2005, are shown separately in the "Statements of Operations".

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by the Advisor, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

WM GROUP OF FUNDS

5.   DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2005, the Distributor received $7,988,263 representing commissions (front-end sales charges) on Class A shares and $1,374,187 representing CDSCs from Class A, Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of each Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays service fees to broker/dealers that provide services, such as accepting telephone inquiries, transaction requests, processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended October 31, 2005, are as follows:

                                                      PURCHASES      SALES
NAME OF FUND                                           (000S)       (000S)
------------                                         ----------   ----------
REIT Fund ........................................   $   83,046   $   38,946
Equity Income Fund ...............................    1,439,914      616,161
Growth & Income Fund .............................      775,267      354,191
West Coast Equity Fund ...........................      276,830      186,003
Mid Cap Stock Fund ...............................      288,241      210,711
Growth Fund ......................................    1,381,878    1,268,662
Small Cap Value Fund .............................      222,015      170,611
Small Cap Growth Fund ............................      832,082      870,679
International Growth Fund ........................      309,541      162,615
Short Term Income Fund ...........................       57,946       21,589
U.S. Government Securities Fund ..................      147,604       76,086
Income Fund ......................................      199,833      142,961
High Yield Fund ..................................      802,818      713,766
Tax-Exempt Bond Fund .............................       61,157       73,422
California Municipal Fund ........................      108,071      125,015
California Insured Intermediate Municipal Fund ...       37,025       55,589

The aggregate cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments, for the year ended October 31, 2005, are as follows:

                                      PURCHASES     SALES
NAME OF FUND                            (000S)     (000S)
------------                          ---------   --------
Equity Income Fund ................    $     --   $    794
Short Term Income Fund ............      10,550     10,346
U.S. Government Securities Fund ...     767,060    489,679
Income Fund .......................     117,593     73,273

WM GROUP OF FUNDS

7.   LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2005, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II which is a common collective trust that invests in high grade short term investments.

8.   PORTFOLIO OWNERSHIP AND OTHER FACTORS

At October 31, 2005, the WM Strategic Asset Management Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                     PORTFOLIOS
                                      -----------------------------------------------------------------------
                                       FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                        INCOME      BALANCED      BALANCED      GROWTH        GROWTH
NAME OF FUND                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   TOTAL
-----------------------------------   ---------   ------------   ---------   ------------   ---------   -----
REIT Fund .........................      2.5%          3.0%        33.5%         33.5%        19.9%     92.4%
Equity Income Fund ................      1.6%          1.9%        19.0%         17.6%        10.9%     51.0%
Growth & Income Fund ..............      2.9%          2.6%        24.9%         26.1%        18.2%     74.7%
West Coast Equity Fund ............      0.7%          1.1%        13.0%         14.2%        10.7%     39.7%
Mid Cap Stock Fund ................      3.3%          2.5%        27.9%         29.2%        23.2%     86.1%
Growth Fund .......................      2.8%          2.6%        29.9%         31.5%        19.1%     85.9%
Small Cap Value Fund ..............      3.1%          2.7%        31.5%         34.3%        22.5%     94.1%
Small Cap Growth Fund .............      3.0%          1.9%        22.3%         25.0%        17.7%     69.9%
International Growth Fund .........       --           3.3%        32.6%         33.9%        22.8%     92.6%
Short Term Income Fund ............     44.4%         13.0%        15.3%           --           --      72.7%
U.S. Government Securities Fund ...     17.9%          9.6%        43.4%         15.9%          --      86.8%
Income Fund .......................     19.2%          9.1%        37.0%         10.7%          --      76.0%
High Yield Fund ...................      8.0%          3.9%        24.4%         15.2%        11.8%     63.3%

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and since the Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more portfolios owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities of the Portfolios and the Funds. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

9.   CAPITAL LOSS CARRYFORWARDS

At October 31, 2005, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                         (IN THOUSANDS)
                                      -------------------------------------------------------------------------------------
                                      EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF FUND                           IN 2006    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011    IN 2012    IN 2013
-----------------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Growth & Income Fund...............      $--        $--        $--        $--        $--      $24,555    $17,463      $--

WM GROUP OF FUNDS

                                                                          (IN THOUSANDS)
                                      -------------------------------------------------------------------------------------
                                      EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF FUND                           IN 2006    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011    IN 2012    IN 2013
------------                          --------   --------   --------   --------   --------   --------   --------   --------
Growth Fund .......................      --          --          --     128,323    151,706    23,894         --         --
Small Cap Growth Fund .............      --          --          --          --         --    10,372         --     54,274
International Growth Fund .........      --          --          --          --      2,731    14,786         --         --
Short Term Income Fund ............      75         313       1,103         381      1,139       684        241         --
U.S. Government Securities Fund ...      --         254       1,967          --        852     6,859      7,815      5,054
Income Fund .......................      --          --          --          --      3,959     2,668        892         --
High Yield Fund ...................      --          --          --          --     10,429    17,646         --         --

10.  COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2005, the components of distributable earnings on a tax basis are as follows:

                                                                          (IN THOUSANDS)
                                        ---------------------------------------------------------------------------------------
                                                                           WEST
                                                    EQUITY    GROWTH &     COAST     MID CAP              SMALL CAP   SMALL CAP
                                          REIT      INCOME     INCOME     EQUITY      STOCK     GROWTH      VALUE       GROWTH
                                          FUND       FUND       FUND       FUND       FUND       FUND        FUND        FUND
                                        --------   --------   --------   --------   --------   --------   ---------   ---------
Gross tax unrealized appreciation ...   $123,188   $390,701   $492,558   $501,991   $184,031   $196,649   $ 50,399    $ 49,190
Gross tax unrealized depreciation ...     (3,869)   (22,872)   (87,362)   (72,223)    (8,686)   (35,159)   (28,008)    (11,427)
                                        --------   --------   --------   --------   --------   --------   --------    --------
Net tax unrealized appreciation .....   $119,319   $367,829   $405,196   $429,768   $175,345   $161,490   $ 22,391    $ 37,763
                                        ========   ========   ========   ========   ========   ========   ========    ========

Undistributed ordinary income .......   $  3,267   $  4,952   $ 26,036   $  3,183   $ 17,182   $  1,476   $ 14,340    $     --
Undistributed accumulated gains .....   $  8,238   $ 82,528   $     --   $ 38,880   $ 50,635   $     --   $  6,136    $     --
Net unrealized appreciation* ........   $119,319   $367,829   $405,196   $429,768   $175,345   $161,485   $ 22,387    $ 37,763

                                                         SHORT       U.S.
                                                          TERM    GOVERNMENT                HIGH
                                        INTERNATIONAL    INCOME   SECURITIES    INCOME      YIELD
                                         GROWTH FUND      FUND       FUND        FUND       FUND
                                        -------------   -------   ----------   --------   --------
Gross tax unrealized appreciation ...     $163,499      $   764    $  4,420    $ 36,528   $ 65,358
Gross tax unrealized depreciation ...      (12,430)      (4,198)    (41,753)    (47,745)   (26,437)
                                          --------      -------    --------    --------   --------
Net tax unrealized appreciation/
   (depreciation) ...................     $151,069      $(3,434)   $(37,333)   $(11,217)  $ 38,921
                                          ========      =======    ========    ========   ========

Undistributed ordinary income .......     $ 15,407      $   101    $    770    $    504   $  1,942
Undistributed tax-exempt income .....     $     --      $    --    $     --    $     --   $     --
Undistributed accumulated gains .....     $     --      $    --    $     --    $     --   $     --
Net unrealized appreciation/
   (depreciation)* ...................    $151,032      $(3,434)   $(37,333)   $(11,217)  $ 38,901

                                                                    CALIFORNIA
                                                                      INSURED
                                                      CALIFORNIA   INTERMEDIATE
                                        TAX- EXEMPT    MUNICIPAL     MUNICIPAL
                                         BOND FUND       FUND          FUND
                                        -----------   ----------   ------------
Gross tax unrealized appreciation ...     $12,510      $16,142        $1,918
Gross tax unrealized depreciation ...      (1,182)        (957)         (563)
                                          -------      -------        ------
Net tax unrealized appreciation/
   (depreciation) ...................     $11,328      $15,185        $1,355
                                          =======      =======        ======

Undistributed ordinary income .......     $   240      $   242        $   --
Undistributed tax-exempt income .....     $   475      $   621        $  151
Undistributed accumulated gains .....     $ 3,712      $ 4,898        $  300
Net unrealized appreciation/
   (depreciation)* ..................     $11,328      $15,185        $1,355

----------
* Net unrealized appreciation/(depreciation) may not tie due to foreign currency.

11.  INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

WM Group of Funds

The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

The High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

The California Municipal and California Insured Intermediate Municipal Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

12.  INVESTMENTS IN AFFILIATED SECURITIES

The company listed below is an affiliate of the West Coast Equity Fund because the Fund owns at least 5.0% of the company's voting securities.

                                                                                                                     MARKET VALUE
                                        SHARES                                 SHARES                               OF INVESTMENTS
                                     AT BEGINNING                              AT END                  REALIZED    IN AFFILIATES AT
(IN THOUSANDS)                         OF PERIOD    ADDITIONS   REDUCTIONS   OF PERIOD   DIVIDENDS   GAIN/(LOSS)   OCTOBER 31, 2005
----------------------------------   ------------   ---------   ----------   ---------   ---------   -----------   ----------------
Red Lion Hotels Corporation* .....       1,240          27          --         1,267        $--          $--            $9,795
                                                                                            ===          ===            ======

----------
* Formerly WestCoast Hospitality Corporation

13.  SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the Growth Fund of the WM Trust II was convened on October 27, 2005, at which shareholders approved the following:

A sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Salomon Brothers Assets Management, Inc.

                                   AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                                 --------------   -------------   -------------   --------------
Voted Shares .................   81,113,285.580   5,846,767.506   6,062,862.504   93,022,915.590
% of Outstanding Shares ......           75.711%          5.457%          5.659%          86.827%
% of Shares Voted ............           87.197%          6.285%          6.518%         100.000%

A policy allowing the Board of Trustees and the Advisor to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval.

                                   AFFIRMATIVE        AGAINST         ABSTAIN           TOTAL
                                 --------------   --------------   -------------   --------------
Voted Shares .................   72,212,573.995   14,220,690.596   6,589,650.999   93,022,915.590
% of Outstanding Shares ......           67.403%          13.274%          6.151%          86.828%
% of Shares Voted ............           77.629%          15.287%          7.084%         100.000%

Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM TRUST I AND WM TRUST II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Equity Income Fund, WM Growth & Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM REIT Fund, WM Small Cap Value Fund, WM Tax-Exempt Bond Fund, WM U.S. Government Securities Fund, and WM West Coast Equity Fund (all funds of WM Trust I) and WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Short Term Income Fund, and WM Small Cap Growth Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 22, 2005

Supplemental Information (unaudited)

WM GROUP OF FUNDS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Each year, the Board of Trustees of the Trusts (the "Board"), including a majority of the Trustees who are not interested persons of the Trusts (the "Independent Trustees"), is required to determine whether to continue the Trusts' advisory agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust's advisory agreements. In May 2005, the Board and the Independent Trustees approved the continuation of the Trusts' Amended and Restated Investment Management Agreement with the Advisor and Investment Sub-Advisory Agreements with Capital Guardian Trust Company ("Capital Guardian"), Janus Capital Management LLC ("Janus"), OppenheimerFunds, Inc. ("Oppenheimer") Van Kampen Asset Management and in August 2005, the Board and the Independent Trustees approved a new Sub-Advisory Agreement with Salomon Brothers Asset Management, Inc. ("Salomon") in connection with its sale to Legg Mason, Inc., (collectively, the "Agreements") for an additional one-year term beginning July 1, 2005, in each case following the recommendation of the Investment Committee (the "Committee"), a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Trusts and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreement with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreement, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Fund's investment results; portfolio construction; portfolio composition; portfolio trading practices; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Funds. In addition, in connection with its annual consideration of the Agreement, the Board requests and reviews supplementary information regarding the terms of the Agreement, the Funds' investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider ("Lipper"). The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Funds. The Board also requested and reviewed information relating to other services provided to the Fund by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Funds. The Board, the Independent Trustees and the Committee also received and reviewed comparative performance information regarding the retail Funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the approval and continuation of the Agreements for the current year, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor, its affiliates and the sub-advisors. The Advisor or the relevant sub-advisor, as applicable, formulates the Fund's investment policies (subject to the terms of the prospectus), analyzes economic trends and capital market developments, evaluates the risk/return characteristics of the Fund, constructs the Fund's portfolio, monitors the Fund's investment performance, and reports to the Board, the Independent Trustees and the Committee. Capital Guardian provides sub-advisory services to the International

WM GROUP OF FUNDS

Growth Fund. Janus, Oppenheimer, and Salomon each provide sub-advisory services to the Growth Fund. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor and the sub-advisors in managing the Funds. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor and the sub-advisors as well as other sources available to the Advisor and the sub-advisors, including research services available to the Advisor and the sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients of the Advisor and the sub-advisors. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and the Sub-Advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreement with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the quality of its resources that are available to the Funds. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor, its affiliates and the Sub-Advisors, and the size and functions of their staffs as well as the reputation of the Advisor and the Sub-Advisors. The Board, the Independent Trustees and the Committee considered the complexity of managing the Funds relative to other types of funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor and the Sub-Advisors have benefited and should continue to benefit the Funds and its shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor and the Sub-Advisors were well suited to the Funds, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Funds by the Advisor, its affiliates and the Sub-Advisors were consistent with the Funds' operational requirements, including, in addition to its investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor, its affiliates and the Sub-Advisors were sufficient, in light of the resources dedicated by the Advisor and the Sub-Advisors and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor and the sub-advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Funds' portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Funds' historical performance to relevant market indices for the 1-, 3- and 5-year periods ended March 31, 2005 and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5-, 10-year and since inception periods, derived from data compiled by Lipper. The Board, the Independent Trustees and the Committee reviewed performance for the period ended March 31, 2005, for the Funds. The Board, the Independent Trustees and the Committee concluded that the Advisor's and the Sub-Advisors performance record and investment processes used in managing the Funds were sufficient to merit approval of the continuation of the Agreements.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, transfer agent, and service and distribution fees paid to the Advisor, its affiliates and the Sub-Advisors, and the total expenses borne by the Funds. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Funds to WM Shareholder Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, as well as the distribution (12b-1) fees paid to the Distributor. They considered the Funds' management fees relative to their respective peer group as determined by Lipper. The Board, the Independent Trustees and the Investment Committee considered the fees paid to the Advisor by other clients, and the services provided to such clients relative to the fees paid by, and services provided to, the Funds. They discussed the general downward trend in total expense ratio for the Funds. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

WM GROUP OF FUNDS

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of the Advisor's relationship with the Funds. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Funds (and in connection therewith reviewed and considered changes in the structure of compensation of the investment professionals of the Advisor including a change in the performance-based component of the compensation and the introduction of options and restricted stock rather than vesting periods for cash bonuses) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Funds and its shareholders. The Board, the Independent Trustees and the Committee considered the impact of previously-negotiated fee reductions on the profitability of the Advisor and the year-to-year trends in pre-distribution margins for the Advisor over a four-year period in which complex-wide assets more than doubled. The Board, the Independent Trustees and the Committee considered various breakpoint schedules and reviewed a graph showing the effective fees for the Advisor at different asset levels. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationships with the Funds, including compensation paid to the Advisor and its affiliates, including transfer agency fees to the Transfer Agent and 12b-1 fees to the Distributor as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits. The Trustees considered the fact that the structure of breakpoints for the Advisor's fees and the fees of the sub-advisors for Funds with multiple sub-advisors was such that, assuming relatively equal allocation of Fund assets among all sub-advisors, the Advisor's fee would be reduced by breakpoints at lower asset levels than those at which the Advisor might benefit from breakpoints in the fees of the sub-advisors. The Trustees did not evaluate the profitability to the sub-advisors of its relationship with the Fund because they concluded that negotiations between the Advisor and the sub-advisors had been entirely at arm's- length.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Funds and the current level of Funds assets in relation to the breakpoints in the Funds' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which any economies of scale might be realized (if at all) by the Advisor across a variety of products and services, and not only in respect of a single Fund. The Board, the Independent Trustees and the Committee considered the savings for the Funds that had been achieved due to breakpoints previously implemented as a result of negotiations between the Advisor and the Board.

The Board, the Independent Trustees and the Committee concluded that the Funds' cost structure was reasonable given the scope and quality of the services provided to the Funds and that the Advisor was sharing any economies of scale with the Funds and its shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients and the fact that such clients of the Advisor were then limited to those affiliated with AIG Asset Management and Transamerica Life Insurance Company (representing approximately $5.5 billion and $2.5 million in assets under management as of October 31, 2005, respectively). The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters. The Board, the Independent Trustees and the Committee also received and considered information concerning procedures of the Advisor with respect to the execution of portfolio transactions. In reviewing the Sub-Advisory Agreement with Salomon, the Trustees considered, among other things, representations by Salomon that, subsequent to its acquisition by Legg Mason, Inc. there is not expected to be any reduction in the nature, quality and extent of services provided to the Growth Fund by Salomon; the fact that the substantive terms of the Sub-advisory agreement, including the sub-advisory fees paid to Salomon, were not changing as a result of the acquisition; and representations by Salomon that no changes were expected in either the composition of the Salomon investment professionals who would be providing services to the Growth Fund or the amount of time and attention that would be devoted by such investment professionals to the Growth Fund.

WM GROUP OF FUNDS

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements, including the fees payable to the Advisor and the Sub-Advisors, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

OTHER FUND INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended October 31, 2005 is provided pursuant to the provisions of the Internal Revenue Code.

The amounts of long term capital gains designated are as follows (in thousands):

NAME OF FUND
------------
REIT Fund ............................................................   $21,677
Equity Income Fund ...................................................    86,657
West Coast Equity Fund ...............................................    40,558
Mid Cap Stock Fund ...................................................    51,200
Small Cap Value Fund .................................................     6,136
Tax-Exempt Bond Fund .................................................     3,712
California Municipal Fund ............................................     4,899
California Insured Intermediate Municipal Fund .......................       301

Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes.

NAME OF FUND
------------
Tax-Exempt Bond Fund .................................................   100.00%
California Municipal Fund ............................................   100.00%
California Insured Intermediate Municipal Fund .......................   100.00%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
REIT Fund ............................................................    20.95%
Equity Income Fund ...................................................   100.00%
Growth & Income Fund .................................................   100.00%
West Coast Equity Fund ...............................................   100.00%
Mid Cap Stock Fund ...................................................   100.00%
Growth Fund ..........................................................   100.00%
Small Cap Value Fund .................................................   100.00%
Income Fund ..........................................................     0.38%
High Yield Fund ......................................................     0.47%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States is $0.2264 per share (representing a total of $17,651,858). The total amount of taxes paid to such countries is $0.0206 per share (representing a total of $1,605,652).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the 15% dividend income tax rate.

WM GROUP OF FUNDS

NAME OF FUND
------------
REIT Fund ............................................................    23.15%
Equity Income Fund ...................................................    94.72%
Growth & Income Fund .................................................   100.00%
West Coast Equity Fund ...............................................   100.00%
Mid Cap Stock Fund ...................................................   100.00%
Growth Fund ..........................................................   100.00%
Small Cap Value Fund .................................................   100.00%
International Growth Fund ............................................    62.25%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SCHEDULES OF INVESTMENTS:

The Trusts file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trusts' Forms N-Q are available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Trusts' Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

WM GROUP OF FUNDS

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)                                   PRINCIPAL OCCUPATION(S)
OF NON-INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)    DURING PAST 5 YEARS       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------   -------------------------   -----------------------   ----------------------------------------------
Wayne L. Attwood, M.D.          Composite Funds-11 years    Retired doctor of         None.
Age 76                          WM Group of Funds-7 years   internal medicine and
                                (Retired February 2005)     gastroenterology.

Kristianne Blake                Composite Funds-3 years     CPA specializing in       Avista Corporation; Frank Russell
Age 51                          WM Group of Funds-7 years   personal financial        Investment Company; Russell
                                                            and tax planning.         Investment Funds.

Edmond R. Davis, Esq.           Sierra Funds-8 years        Partner at the law        Braille Institute of America, Inc; Children's
Age 77                          WM Group of Funds-7 years   firm of Davis &           Bureau of Southern California, Children's
                                                            Whalen LLP. Prior         Bureau Foundation; Fifield Manors, Inc.
                                                            thereto, partner at
                                                            the law firm of
                                                            Brobeck, Phlegar &
                                                            Harrison, LLP.

Carrol R. McGinnis              Griffin Funds-3 years       Private investor          Baptist Foundation of Texas; Concord
Age 62                          WM Group of Funds-6 years   since 1994. Prior         Trust Company.
                                                            thereto, President
                                                            and Chief Operating
                                                            Officer of
                                                            Transamerica Fund
                                                            Management Company.

Alfred E. Osborne, Jr.,
Ph.D. Age 60                    Sierra Funds-7 years        Senior Associate          Nordstrom Inc.; K2, Inc.; First Pacific
                                WM Group of Funds-7 years   Dean, University of       Advisors' Funds, EMAK Worldwide, Inc.;
                                                            California at Los         Member of Investment Company
                                                            Angeles Anderson          Institute National Board of Directors;
                                                            Graduate School of        Director of Independent Directors
                                                            Management, and           Council and Member of Communication
                                                            Faculty Director of       & Education Committees.
                                                            the Harold Price
                                                            Center for
                                                            Entrepreneurial
                                                            Studies, University
                                                            of California at Los
                                                            Angeles.

Daniel L. Pavelich              Composite Funds-1 year      Retired Chairman and      Catalytic, Inc.; Vaagen Bros.
Age 61                          WM Group of Funds-7 years   CEO of BDO Seidman.       Lumber, Inc.

Jay Rockey                      Composite Funds-3 years     Founder and Senior        Downtown Seattle Association;
Age 77                          WM Group of Funds-7 years   Counsel of The            WSU Foundation
                                                            Rockey Company, now
                                                            Rockey, Hill &
                                                            Knowlton.

Richard C. Yancey               Composite Funds-23 years    Retired Managing          AdMedia Partners Inc.; Czech and
(Lead Trustee)                  WM Group of Funds-7 years   Director of Dillon        Slovak American Enterprise Fund
Age 79                                                      Read & Co., an
                                                            investment bank now
                                                            part of UBS.

NAME, AGE, AND ADDRESS(1)                                   PRINCIPAL OCCUPATION(S)
OF INTERESTED TRUSTEE(3)(4)     LENGTH OF TIME SERVED(2)    DURING PAST 5 YEARS       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------   -------------------------   -----------------------   -------------------------------------
Anne V. Farrell                 Composite Funds-4 years     President Emeritus        Washington Mutual, Inc.; Recreational
Age 70                          WM Group of Funds-7 years   of the Seattle            Equipment Inc.
                                                            Foundation.

Michael K. Murphy               Composite Funds-3 years     Chairman of CPM           Washington Mutual, Inc.
Age 68                          WM Group of Funds-7 years   Development
                                (Retired November 2005)     Corporation.

William G. Papesh               Composite Funds-9 years     President and             Member of Investment Company
(President and CEO)             WM Group of Funds-7 years   Director of the           Institute Board of Governors.
Age 62                                                      Advisor, Transfer
                                                            Agent and
                                                            Distributor.

NAME, AGE, AND ADDRESS(1)   POSITION(S) HELD WITH REGISTRANT &   PRINCIPAL OCCUPATION(S)
OF OFFICER(4)               LENGTH OF TIME SERVED                DURING PAST 5 YEARS
-------------------------   ----------------------------------   ---------------------------------------------------------
Wendi B. Bernard            Assistant Vice President and         Assistant Vice President of the Advisor.
Age 37                      Assistant Secretary since 2003.

Jeffrey L. Lunzer, CPA      First Vice President, Chief          First Vice President of the Advisor, Transfer Agent and
Age 44                      Financial Officer and Treasurer      Distributor. Prior to 2003, senior level positions at the
                            since 2003.                          Columbia Funds and Columbia Management Company.

William G. Papesh           President and CEO since 1987.        President and Director of the Advisor, Transfer Agent
Age 62                      Prior to 1987, other officer         and Distributor.
                            positions since 1972.

Gary Pokrzywinski           Senior Vice President since 2004.    Senior Vice President and Director of the Advisor,
Age 44                      First Vice President since 2001.     Transfer Agent and Distributor.
                            Prior to 2001, Vice President
                            since 1999.

Debra Ramsey                Senior Vice President since 2004.    Senior Vice President and Director of the Advisor,
Age 52                                                           Transfer Agent and Distributor.

John T. West                First Vice President,                First Vice President of the Advisor, Transfer Agent
Age 50                      Secretary, Chief Compliance          and Distributor.
                            Officer and Anti-Money
                            Laundering Compliance Officer
                            since 2004. Prior to 2004,
                            various other officer
                            positions since 1993.

Randall L. Yoakum           Senior Vice President since 2001.    Senior Vice President and Chief Investment Strategist of
Age 45                      Prior to 2001, First Vice            the Advisor.
                            President since 1999.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

(4) The Trustees and Officers serve in these capacities for the 42 Portfolios and Funds in the Fund Complex. Each Trustee and officer shall hold the indicated positions until his or her resignation, retirement or removal.

(WM GroupofFunds LOGO)

A mutual fund's share price    This annual report is published as general   The WM Group of mutual funds is advised
and investment return will     information for the shareholders of          by WM Advisors, Inc., distributed by WM
vary with market conditions,   the WM Group of Funds. This material is      Funds Distributor, Inc., and sold through
and the principal value of     not authorized for distribution unless       WM Financial Services, Inc. (all affiliates of
an investment when you sell    preceded or accompanied by a current         Washington Mutual, Inc.) and independent
your shares may be more or     prospectus that includes more information    broker/dealers.
less than the original cost.   regarding the risk factors, expenses,
                               policies, and objectives of the funds.       Distributed by:
                               Investors should read the prospectus         WM Funds Distributor, Inc.
                               carefully before investing. To obtain an
                               additional prospectus, please contact        Member NASD
                               your Investment Representative or call
                               800-222-5852.

(WM GroupofFunds LOGO)                                              PRESORTED
P.O. Box 8024                                                        STANDARD
Boston, MA 02266-8024                                            US POSTAGE PAID
                                                                 LOS ANGELES, CA
                                                                   PERMIT #1831

(WM GROUP OF FUNDS LOGO)

WM MONEY MARKET FUND

                                    (GRAPHIC)

ANNUAL REPORT
October 31, 2005

At the WM Group of Funds, our passion is piecing individual investments together into comprehensive portfolios to make your financial plan more effective.

                                    (GRAPHIC)

                                Table of Contents

1    WM Money Market Fund Performance and Investment Strategy

2    Expense Information

3    Financial Statements

10   Notes to Financial Statements

13   Report of Independent Registered Public Accounting Firm

14   Supplemental Information

                                                                NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

MONEY MARKET FUND                             PORTFOLIO MANAGER        (GRAPHIC)
                                              Scott J. Peterson, CFA
                                              WM Advisors, Inc.

                                    (GRAPHIC)
INVESTMENT STRATEGY

Because money market investments are closely tied to the federal funds target rate, the actions of the Federal Reserve (the Fed) have a substantial impact on WM Money Market Fund performance. The Fed continued its monetary tightening policy in fiscal 2005, raising the federal funds target rate eight times during the period by a total of two full percentage points. At the close of the period, the target rate stood at 3.75%. For the majority of the fiscal year, the Fed described its monetary policy as "accommodative" and stated that so long as underlying inflation remained contained, its policy accommodation could be removed at a pace that would likely be "measured." In the Fed's view, the upside and downside risks to the attainment of both sustainable growth and price stability should be kept roughly equal. Many market participants now anticipate that the Fed will halt its monetary tightening campaign sometime in 2006.

The Fund's 7-day simple yield (annualized) increased from 1.23% on October 31, 2004, to 3.24% on October 31, 2005. Most of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets increased from $683 million on October 31, 2004, to $711 million on October 31, 2005.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                                                   Since Inception
                                      1-Year   5-Year   10-Year   of Class C Shares   Inception Date
                                      ------   ------   -------   -----------------   --------------
CLASS A SHARES   Net Asset Value(2)    2.30%    1.92%    3.48%           N/A             11/19/79
CLASS B SHARES   Net Asset Value(2)    1.19%    0.98%    2.70%           N/A              5/2/94
                 With Sales Charge    -3.81%    0.60%    2.70%           N/A
CLASS C SHARES   Net Asset Value(2)    1.18%      --       --           0.40%             3/1/02
                 With Sales Charge     0.18%      --       --           0.40%

FUND YIELDS AND AVERAGE MATURITY(3)
AS OF OCTOBER 31, 2005

                          7-Day              7-Day            Weighted
                      Simple Yield     Effective Yield    Average Maturity
                    (Class A Shares)   (Class A Shares)        (Days)
                    ----------------   ----------------   ----------------
MONEY MARKET FUND         3.24%              3.29%               35

PORTFOLIO COMPOSITION(4)
AS OF OCTOBER 31, 2005

Corporate Bonds and Notes                39%
Taxable Municipal Bonds                  27%
Medium-Term Notes                        16%
Commercial Paper (Domestic and Yankee)   11%
Funding Agreement                         4%
Certificates of Deposit                   3%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 2004 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

(4)  May not reflect the current portfolio composition.

EXPENSE INFORMATION

WM MONEY MARKET FUND

As a shareholder of the Money Market Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including, if applicable, contingent deferred sales charges on redemption of shares and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than the Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                            HYPOTHETICAL
                                 ACTUAL EXPENSES                     (5% RETURN BEFORE EXPENSES)
                       ----------------------------------   --------------------------------------------
                                                EXPENSES                             EXPENSES
                       BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                        ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                         VALUE       VALUE      5/1/05-       VALUE       VALUE      5/1/05-     EXPENSE
                         5/1/05    10/31/05     10/31/05      5/1/05    10/31/05     10/31/05     RATIO
                       ---------   --------   -----------   ---------   --------   -----------   -------
Money Market Fund
Class A ............     $1,000     $1,014       $3.45        $1,000     $1,022       $3.47       0.68%
Class B ............      1,000      1,008        9.06         1,000      1,016        9.10       1.79%
Class C ............      1,000      1,008        9.11         1,000      1,016        9.15       1.80%
Class I ............      1,000      1,014        3.25         1,000      1,022        3.26       0.64%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

WM MONEY MARKET FUND                                            October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COMMERCIAL PAPER (DOMESTIC) - 8.9%
  $16,500   Air Products & Chemicals,
               4.030% due 11/01/2005+++** ...........................   $ 16,500
            Cooperative Association of Tractor
               Dealers Inc.:
               Series A, (MBIA Insured):
    7,700      3.600% due 12/12/2005+++ .............................      7,668
    6,700      3.720% due 12/22/2005+++ .............................      6,665
    7,400      3.720% due 01/04/2006+++ .............................      7,351
    5,100      3.830% due 01/11/2006+++ .............................      5,061
    2,100      4.140% due 02/06/2006+++ .............................      2,077
    5,200      Series B, (AMBAC Insured),
               4.270% due 04/12/2006+++ .............................      5,100
   10,000   Morgan Stanley,
               3.830% due 11/08/2005+++ .............................      9,993
    3,000   Windmill Funding,
               3.810% due 11/04/2005+++** ...........................      2,999
                                                                        --------
            Total Commercial Paper (Domestic)
               (Cost $63,414) .......................................     63,414
                                                                        --------

COMMERCIAL PAPER (YANKEE) - 2.8%
   10,000   Credit Suisse First Boston,
               3.680% due 11/10/2005+++ .............................      9,991
   10,000   ING Verzekeringen,
               3.780% due 12/09/2005+++ .............................      9,960
                                                                        --------
            Total Commercial Paper (Yankee)
               (Cost $19,951) .......................................     19,951
                                                                        --------

CERTIFICATES OF DEPOSIT (YANKEE) - 3.0%
            Canadian Imperial Bank of Commerce, Note:
   16,000      3.790% due 11/28/2005++ ..............................     15,999
    5,000      4.021% due 04/28/2006++ ..............................      5,000
                                                                        --------
            Total Certificates of Deposit (Yankee)
               (Cost $20,999) .......................................     20,999
                                                                        --------

MEDIUM-TERM NOTES - 15.8%
            American Honda Finance Corporation, Note:
    2,000      2.875% due 04/03/2006** ..............................      1,989
    5,000      3.794% due 09/12/2006++** ............................      5,000
   13,000      3.890% due 03/13/2006++** ............................     13,004
    7,000   Bank One Corporation, Sr. Note, Series C,
               4.036% due 02/27/2006++ ..............................      7,005
            Caterpillar Financial Service Corporation,
               Note, Series F:
   20,000      3.791% due 03/03/2006++ ..............................     20,003
    8,000      4.130% due 04/07/2006++ ..............................      8,002
    5,000   Citigroup Global Markets, Note, Series K,
               4.416% due 01/27/2006++ ..............................      5,003
            General Electric Capital Corporation, Note,
               Series A:
    9,736      3.910% due 02/03/2006++ ..............................      9,742
    5,000      3.950% due 05/12/2006++ ..............................      5,006
   12,000      4.010% due 03/29/2006++ ..............................     12,002
  $10,000   HSBC Finance Corporation, Note,
               3.375% due 02/21/2006 ................................   $  9,987
            Merrill Lynch & Company, Note, Series B:
    2,100      2.070% due 06/12/2006 ................................      2,071
    5,000      2.470% due 03/10/2006 ................................      4,975
    2,500      6.130% due 05/16/2006 ................................      2,527
    6,250      6.150% due 01/26/2006 ................................      6,285
                                                                        --------
            Total Medium-Term Notes
               (Cost $112,601) ......................................    112,601
                                                                        --------

CORPORATE BONDS AND NOTES - 38.7%
    1,150   2440 LLC, Note, (LOC: Fifth Third Bank),
               4.070% due 05/01/2024+** .............................      1,150
    6,500   2880 Stevens Creek LLC, Bond,
               (LOC: Bank of the West),
               4.050% due 11/01/2033+ ...............................      6,500
    1,000   AFS Associates LP, Bond,
               4.070% due 09/01/2040+ ...............................      1,000
    4,950   American Express Credit Corporation,
               Sr. Note,
               4.140% due 05/16/2006++ ..............................      4,955
    2,755   ASSK Properties LC, Note,
               (LOC: Wells Fargo Bank),
               4.130% due 12/01/2017+ ...............................      2,755
    1,750   Avatar Corporation, Note,
               (LOC: Fifth Third Bank),
               4.070% due 05/01/2039+** .............................      1,750
    1,000   Banaba Properties LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 03/01/2020+ ...............................      1,000
    1,300   Bedford Hills Golf Club, Note,
               (LOC: Fifth Third Bank),
               4.070% due 04/01/2013+ ...............................      1,300
    2,365   Boardwalk Enterprises, Note,
               (LOC: Fifth Third Bank),
               4.070% due 04/01/2024+** .............................      2,365
    1,450   Brookville Enterprises, Note,
               (LOC: Fifth Third Bank),
               4.070% due 10/01/2025+ ...............................      1,450
    3,000   Campus Research Corporation, Note,
               Series A, (LOC: Wells Fargo Bank),
               4.180% due 06/01/2013+ ...............................      3,000
    3,800   Chatham Capital Corporation, Note,
               (LOC: Fifth Third Bank),
               4.020% due 11/01/2028+ ...............................      3,800
    2,000   Citigroup Global Markets, Sr. Note,
               5.875% due 03/15/2006 ................................      2,011
            Citigroup Inc.:
    6,990      Note,
               5.500% due 08/09/2006 ................................      7,042
   14,000      Sr. Note,
               6.750% due 12/01/2005 ................................     14,036
    1,900   Community Housing Development, Bond,
               (LOC: Wells Fargo Bank),
               4.030% due 08/01/2024+ ...............................      1,900

                       See Notes to Financial Statements.

WM MONEY MARKET FUND                                            October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
  $13,440   Corporate Finance Managers, Note,
               (LOC: Wells Fargo Bank),
               4.030% due 02/02/2043+ ...............................    $13,440
    1,095   Corvasc Real Estate, Note,
               (LOC: Fifth Third Bank),
               4.070% due 05/01/2024+ ...............................      1,095
    1,500   D & I Properties LLC, Bond,
               (LOC: Wells Fargo Bank),
               4.050% due 11/01/2034+ ...............................      1,500
    1,000   Elmhurst Memorial Healthcare, Note,
               (LOC: Fifth Third Bank),
               4.030% due 01/01/2034+** .............................      1,000
   26,346   Everett Clinic, P.S., Bond,
               (LOC: Bank of America),
               4.080% due 05/01/2022+ ...............................     26,346
      800   Exal Corporation, Note,
               (LOC: Fifth Third Bank),
               4.070% due 03/01/2009+ ...............................        800
      950   Family Express LLC, Note,
               (LOC: Fifth Third Bank),
               4.020% due 04/01/2028+ ...............................        950
    1,100   Fifth Third Bank, Note,
               (LOC: Fifth Third Bank),
               4.070% due 06/01/2018+** .............................      1,100
    6,970   Foster Schweihofer Real Estate
               Holdings Company, LLC, Note,
               (LOC: Fifth Third Bank),
               4.020% due 09/20/2033+ ...............................      6,970
    1,630   Gold Key Processing Limited, Note,
               (LOC: Fifth Third Bank),
               4.070% due 07/01/2024+ ...............................      1,630
   14,980   Great Falls Clinic LLP, Bond,
               (LOC: U.S. Bank),
               4.070% due 10/01/2021+ ...............................     14,980
    2,000   Gulf Gate Apartments, Bond,
               (LOC: Wells Fargo Bank),
               4.030% due 09/01/2028+** .............................      2,000
    3,900   Heller Financial Inc.,
               6.375% due 03/15/2006 ................................      3,935
      800   Henderson Regional Authority, Bond,
               (LOC: Fifth Third Bank),
               4.070% due 07/01/2023+ ...............................        800
            Household Finance Corporation, Note:
   13,050      6.500% due 01/24/2006 ................................     13,134
    2,688      7.250% due 05/15/2006 ................................      2,733
    1,500   HSBC Finance Corporation, Sr. Note,
               7.200% due 07/15/2006 ................................      1,526
    4,400   Iowa 80 Group Inc., Note,
               (LOC: Wells Fargo Bank),
               3.970% due 06/01/2016+ ...............................      4,400
    1,000   ISO Building LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 03/01/2023+** .............................      1,000
    1,000   JUL-Mark Investments LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 10/01/2025+** .............................      1,000
  $ 1,718   KAT LLC, Note, (LOC: Fifth Third Bank),
               4.070% due 06/01/2029+ ...............................    $ 1,718
    1,880   KL Morris Family LP, Note,
               (LOC: Fifth Third Bank),
               4.070% due 02/01/2020+ ...............................      1,880
    1,500   LAL Holding Company, Note,
               (LOC: Fifth Third Bank),
               4.070% due 08/01/2019+ ...............................      1,500
      955   Lauren Company LLC, Bond,
               (LOC: Wells Fargo Bank),
               4.030% due 07/01/2033+** .............................        955
    1,000   Lee Family Partnership, Note,
               (LOC: Fifth Third Bank),
               4.070% due 06/01/2034+ ...............................      1,000
    2,200   Lincoln Parkway LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 06/01/2044+ ...............................      2,200
      800   Martin Road Investments, Bond,
               (LOC: Fifth Third Bank),
               4.070% due 10/01/2027+ ...............................        800
    2,400   Medical Properties Inc., Revenue Bonds,
               (Dakota Clinic Ltd. Project),
               (LOC: ABN AMRO Bank),
               4.070% due 12/15/2024+ ...............................      2,400
            Michigan Equity Group, Note,
               (LOC: Fifth Third Bank):
      900      4.070% due 04/01/2034+ ...............................        900
    2,530   Series B,
               4.070% due 04/01/2034+** .............................      2,530
    4,000   National Coney Island Financial, Note,
               Seies 2005-A, (LOC: Fifth Third Bank),
               4.020% due 10/01/2030+ ...............................      4,000
            National Rural Utilities:
    5,000      Bond,
               7.300% due 09/15/2006 ................................      5,109
   20,000      Note,
               3.000% due 02/15/2006 ................................     19,944
    2,200   NO S Properties LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 08/01/2024+ ...............................      2,200
    4,500   Pineview Estates LC, Note,
               (LOC: Fifth Third Bank),
               4.020% due 01/01/2023+ ...............................      4,500
   14,028   Portland Clinic LLP, Bond,
               (LOC: U.S. Bank),
               4.070% due 11/20/2027+ ...............................     14,028
    8,300   Prudential Insurance Company, Note,
               6.375% due 07/23/2006** ..............................      8,419
    1,000   R.O. Davis Real Estate, Note,
               (LOC: Fifth Third Bank),
               4.070% due 04/01/2023+ ...............................      1,000
    1,610   Realty Holding Company LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 05/01/2024+** .............................      1,610

                       See Notes to Financial Statements.

WM MONEY MARKET FUND                                            October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
  $ 3,750   Robert C. Fox, Jr., Note,
               (LOC: Comerica Bank),
               4.050% due 06/01/2033+ ...............................   $  3,750
    4,600   Rockwood Quarry LLC, Note,
               (LOC: Fifth Third Bank),
               4.020% due 12/01/2022+ ...............................      4,600
    1,300   Sanders CRS Exchange LLC, Note,
               (LOC: Wells Fargo Bank),
               4.200% due 10/01/2023+** .............................      1,300
      900   SJD Service Company LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 10/01/2023+ ...............................        900
    1,000   Skeletal Properties, Note,
               (LOC: Fifth Third Bank),
               4.070% due 11/01/2014+ ...............................      1,000
    1,250   Spartan Medical Facility, Note,
               (LOC: Fifth Third Bank),
               4.070% due 12/01/2026+** .............................      1,250
    3,000   Stephens & Stephens XI, Bond,
               (LOC: Bank of the West),
               4.050% due 11/01/2034+ ...............................      3,000
    3,130   Tacoma Goodwill Industries, Bond,
               (LOC: Bank of America),
               4.000% due 02/01/2023+ ...............................      3,130
    1,800   Titan Holdings Group LLC, Note,
               (LOC: Fifth Third Bank),
               4.070% due 05/01/2012+ ...............................      1,800
      925   United Transportation Union, Bond,
               (LOC: Fifth Third Bank),
               4.070% due 06/01/2009+ ...............................        925
    1,000   Wachovia Corporation, Note,
               4.950% due 11/01/2006  ...............................      1,004
    1,303   Watts Brothers Frozen Foods, Bond,
               (LOC: U.S. Bank),
               4.070% due 07/01/2013+ ...............................      1,303
            Wells Fargo & Company, Note:
   14,052      3.861% due 03/03/2006++ ..............................     14,058
    2,000      3.924% due 06/12/2006++ ..............................      2,001
    2,260   Westgate Investment Fund, Bond,
               (LOC: Wells Fargo Bank),
               4.030% due 02/01/2012+ ...............................      2,260
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $275,327) ......................................    275,327
                                                                        --------

TAXABLE MUNICIPAL BONDS - 27.1%
    2,000   ABAG, California, Finance Authority
               for Nonprofit Corporations, Revenue
               Bonds, (Public Policy Institute of
               California Project), Series B,
               (LOC: Bank of New York),
               4.070% due 11/01/2031+ ...............................      2,000
    6,940   Acworth, Georgia, Downtown
               Development Authority, IDR, (City of
               Acworth Cable Fiber Optic Project),
               (AMBAC Insured),
               4.000% due 01/01/2017+ ...............................      6,940
  $ 2,060   Alameda County, Cailfornia, IDR,
               (Convergent Laser Technologies
               Project), Series B, (LOC: Comerica Bank),
               4.050% due 06/01/2030+ ...............................   $  2,060
    6,000   Bernalillo County, New Mexico, IDR,
               (Tempur Production USA Inc), Series A,
               (LOC: Bank of America),
               3.950% due 09/01/2030+ ...............................      6,000
    1,200   California Statewide Communities
               Development Authority, MFHR,
               (Pavilions at Sunrise Apartments),
               Series M-T, (FNMA Collateral),
               4.080% due 08/15/2034+ ...............................      1,200
    1,980   Collier County, Florida, MFHR, (Brittany
               Bay Apartments Project), Series B,
               (FNMA Collateral),
               4.050% due 07/15/2034+ ...............................      1,980
    1,225   Colorado Housing & Finance Authority,
               Economic Development Revenue,
               (G.A. Wright Asset Management,
               LLC Project), (LOC: Wells Fargo Bank),
               4.030% due 04/01/2029+ ...............................      1,225
   25,000   Connecticut State Housing Finance
               Authority, Housing Revenue, (Housing
               Mortgage Finance Program),
               Subseries B-6, (AMBAC Insured),
               4.030% due 11/15/2027+ ...............................     25,000
            Fairfield California Pension Obligation,
               Revenue Bonds, Series A-2,
               (LOC: Landesbank Hessen-Thuringen):
    2,000      4.070% due 06/01/2034+ ...............................      2,000
    5,000      4.070% due 06/01/2034+ ...............................      5,000
    4,150   Four Dam Pool Power Agency, Alaska,
               Electric Revenue, Series B,
               (LOC: Dexia Bank),
               3.980% due 07/01/2026+ ...............................      4,150
    7,495   Glendale, Arizona, Industrial Development
               Authority, IDR, (Thunderbird, The
               Garvin School of International
               Management Project), Series A,
               (LOC: Bank of New York),
               4.000% due 07/01/2035+ ...............................      7,495
    4,000   Kansas City, Missouri, Tax Increment
               Financing Commission, Tax Increment
               Revenue, (909 Walnut Parking Facility
               Project), (AMBAC Insured),
               4.020% due 02/01/2024+ ...............................      4,000
    2,800   Kern Water Bank Authority, California,
               Water Revenue, Series B,
               (LOC: Wells Fargo Bank),
               4.030% due 07/01/2028+ ...............................      2,800
    2,400   Kit Carson County, Colorado, Agricultural
               Development Revenue, (Midwest Farms
               LLC), (LOC: Wells Fargo Bank),
               4.020% due 06/01/2027+ ...............................      2,400
    1,380   Lake Oswego, Oregon, Redevelopment
               Agency, Tax Increment Revenue,
               Series B, (LOC: Wells Fargo Bank),
               4.030% due 06/01/2020+ ...............................      1,380

                       See Notes to Financial Statements.

WM MONEY MARKET FUND                                            October 31, 2005

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
TAXABLE MUNICIPAL BONDS (CONTINUED)
  $ 3,000   Long Beach, California, Revenue Bonds,
               (Long Beach Towne Center Site
               Refinancing Project), Series A,
               (LOC: Allied Irish Bank PLC),
               4.050% due 11/01/2030+ ...............................   $  3,000
    2,310   Massachusetts State Development Finance
               Agency, Solid Waste Disposal Revenue,
               (The Newark Group Project), Series D,
               (LOC: JPMorgan Chase Bank),
               4.000% due 07/01/2016+ ...............................      2,310
    2,000   Memorial Health System, Illinois, Health
               Care Revenue, (LOC: Bank One NA),
               4.020% due 10/01/2024+ ...............................      2,000
    2,445   Michigan State Strategic Fund, Limited
               Obligation Revenue, (Environmental
               Research Institute of Michigan Project),
               Series B, (LOC: Fifth Third Bank),
               4.010% due 10/01/2025+ ...............................      2,445
      800   Montrose County, Colorado, Economic
               Development Revenue, (Gordon
               Development Project), Series A,
               (LOC: Wells Fargo Bank),
               4.030% due 06/01/2010+ ...............................        800
    4,000   New Hampshire State Housing Finance
               Authority, MFHR, (Pheasant Run
               Properties Limited Partnership Project),
               (FNMA Collateral),
               4.050% due 04/15/2016+ ...............................      4,000
    8,620   New Jersey State Housing & Mortgage
               Finance Agency, MFHR, Series G,
               (FSA Insured),
               4.030% due 11/01/2047+ ...............................      8,620
   20,000   New York City, GO, Subseries A-11,
               (FGIC Insured),
               4.030% due 11/01/2020+ ...............................     20,000
    4,800   New York State Housing Finance Agency,
               Housing Revenue, (West 33rd Street
               Project), Series B, (FNMA Collateral),
               3.970% due 11/15/2036+ ...............................      4,800
    6,315   North Carolina Capital Facilities Finance
               Agency, College & University Revenue,
               (Wolfpack Towers Project), Series B,
               (LOC: Bank of America),
               4.000% due 09/01/2018+ ...............................      6,315
            Orange County, Florida, Housing Finance
               Authority, MFHR, Series B:
    2,320   (Northbridge At Millenia - Phase II
               Project), (LOC: SouthTrust Bank),
               4.100% due 09/15/2036+ ...............................      2,320
    1,445   (The Landings on Millenia Blvd.
               Apartments), (FNMA Collateral),
               4.050% due 08/15/2035+ ...............................      1,445
    2,000   Pennsylvania Convention Center Authority,
               Recreational Revenue, Series A,
               (MBIA Insured),
               4.590% due 09/01/2006 ................................      2,000
  $ 2,305   Plymouth, Minnesota, Health Facilities
               Revenue, (Westhealth Project), Series B,
               (FSA Insured),
               4.020% due 06/01/2024+ ...............................   $  2,305
    3,200   Richmond, California, MFHR, (Bay Cliff
               Apartments Project), Series B,
               (FNMA Collateral),
               4.070% due 08/15/2037+ ...............................      3,200
    4,950   Santa Rosa, California, Pension Obligation,
               Revenue Bonds, Series A,
               (LOC: Landesbank Hessen-Thuringen),
               4.070% due 09/01/2024+ ...............................      4,950
    2,800   Savannah College of Art & Design, Inc.,
               Georgia, Revenue Bonds,
               (LOC: Bank of America),
               4.070% due 04/01/2024+ ...............................      2,800
   10,200   South Fulton, Georgia, Municipal Regional
               Jail Authority, Lease Revenue, (Union
               City Justice Center Project),
               (MBIA Insured),
               4.060% due 11/01/2017+ ...............................     10,200
    5,750   Union County Improvement Authority,
               New Jersey, Revenue Bonds, (Cedar
               Glen Housing Corporation - Hanover
               Township Housing Project), Series B,
               (FNMA Collateral),
               4.020% due 12/15/2014+ ...............................      5,750
    3,545   University of Oklahoma, Hospitals Trust,
               Hospital Revenue, Series B,
               (LOC: Bank of America),
               4.000% due 08/15/2021+ ...............................      3,545
    7,000   Utah Telecommunication Open Infrastructure
               Agency, Telecommunications Revenue,
               (LOC: Bank of America),
               4.000% due 07/01/2026+ ...............................      7,000
            Washington State Housing Finance
               Commission, MFHR, Series B:
    1,705   (Boardwalk Apartments Project),
               (FNMA Collateral),
               4.080% due 09/01/2028+ ...............................      1,705
    2,260   (Highland Park Apartments Project),
               (LOC: Bank of America),
               4.050% due 07/15/2038+ ...............................      2,260
      975   (Oxford Square Project),
               (LOC: U.S. Bank),
               4.070% due 12/01/2028+ ...............................        975
    2,185   (Pinehurst Apartments Project),
               (LOC: Bank of America),
               4.090% due 03/15/2039+ ...............................      2,185
    2,020   (Queen Anne Project),
               (LOC: Bank of America),
               4.080% due 12/01/2040+ ...............................      2,020
    5,250   (Silver Creek Apartment Project),
               (FNMA Collateral),
               4.070% due 12/15/2037+ ...............................      5,250
    2,730   (Washington Terrace Senior Apartments
               Project), (FNMA Collateral),
               4.070% due 09/15/2037+ ...............................      2,730
                                                                        --------
            Total Taxable Municipal Bonds
               (Cost $192,560) ......................................    192,560
                                                                        --------

                       See Notes to Financial Statements.

WM MONEY MARKET FUND                                            October 31, 2005

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000S)                                                                (000S)
---------                                                              --------
FUNDING AGREEMENT - 3.8%
   (Cost $27,000)
  $27,000   New York Life Insurance,
               3.740% due 08/02/2006++***...................           $ 27,000@
                                                                       --------
TOTAL INVESTMENTS (Cost $711,852*)..........................   100.1%   711,852
OTHER ASSETS (LIABILITIES) (NET)............................    (0.1)      (423)
                                                               -----   --------
NET ASSETS..................................................   100.0%  $711,429
                                                               =====   ========

----------
*    Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

*** Security is restricted and illiquid. It was acquired on August 3, 2005, and has a value of $0.04 per share to the Fund at October 31, 2005.

+ Securities with a maturity date of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rates shown are those in effect at October 31, 2005. These rates change periodically based on specified market rates or indices.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++  Rate represents discount rate on purchase date.

@ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

AMBAC   -- American Municipal Bond Assurance Corporation
FGIC    -- Federal Guaranty Insurance Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GO      -- General Obligation
IDR     -- Industrial Development Revenue
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance
MFHR    -- Multi-family Housing Revenue

Statement of Assets and Liabilities

                                                                        (000S)
                                                                       --------
ASSETS:
Investments, at amortized cost and value ...........................   $711,852
Interest receivable ................................................      4,043
Receivable for Fund shares sold ....................................      7,441
Prepaid expenses and other assets ..................................          9
                                                                       --------
   Total Assets ....................................................    723,345
                                                                       --------
LIABILITIES:
Payable for Fund shares redeemed ...................................        566
Payable for investment securities purchased ........................     10,741
Investment advisory fee payable ....................................        268
Shareholder servicing and distribution fees payable ................         35
Transfer agent fees payable ........................................         27
Dividends payable ..................................................         29
Accrued printing and postage expenses ..............................        199
Accrued legal and audit fees .......................................         35
Accrued expenses and other payables ................................         16
                                                                       --------
   Total Liabilities ...............................................     11,916
                                                                       --------
NET ASSETS .........................................................   $711,429
                                                                       ========
NET ASSETS CONSIST OF:
Accumulated net realized loss on investment transactions ...........   $    (45)
Paid-in capital ....................................................    711,474
                                                                       --------
   Total Net Assets ................................................   $711,429
                                                                       ========
NET ASSETS:
Class A Shares .....................................................   $575,133
                                                                       ========
Class B Shares .....................................................   $ 38,165
                                                                       ========
Class C Shares .....................................................   $  5,139
                                                                       ========
Class I Shares .....................................................   $ 92,992
                                                                       ========
SHARES OUTSTANDING:
Class A Shares .....................................................    575,154
                                                                       ========
Class B Shares .....................................................     38,161
                                                                       ========
Class C Shares .....................................................      5,139
                                                                       ========
Class I Shares .....................................................     93,005
                                                                       ========
CLASS A SHARES:**
Net asset value, offering and redemption price per share
   of beneficial interest outstanding * ............................   $   1.00
                                                                       ========
CLASS B SHARES:**
Net asset value and offering price per share of beneficial
   interest outstanding * ..........................................   $   1.00
                                                                       ========
CLASS C SHARES:**
Net asset value and offering price per share of beneficial
   interest outstanding * ..........................................   $   1.00
                                                                       ========
CLASS I SHARES:**
Net asset value, offering and redemption price per share
   of beneficial interest outstanding ..............................   $   1.00
                                                                       ========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**   Net asset values are not shown in thousands.

                       See Notes to Financial Statements.

Statement of Operations

WM MONEY MARKET FUND                                            October 31, 2005

                                                                      YEAR ENDED
                                                                       10/31/05
                                                                        (000S)
                                                                      ----------
INVESTMENT INCOME:
Interest ..........................................................    $19,935
                                                                       -------
EXPENSES:
Investment advisory fee ...........................................      3,069
Custodian fees ....................................................         23
Legal and audit fees ..............................................         41
Registration and filing fees ......................................         55
Printing and postage expenses .....................................        732
Other .............................................................        107
Shareholder servicing and distribution fees:
   Class B Shares .................................................        402
   Class C Shares .................................................         58
Transfer agent fees:
   Class A Shares .................................................        283
   Class B Shares .................................................         63
   Class C Shares .................................................          9
                                                                       -------
      Total expenses ..............................................      4,842
Fees reduced by custodian credits .................................         (8)
                                                                       -------
      Net expenses ................................................      4,834
                                                                       -------
NET INVESTMENT INCOME .............................................     15,101
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................    $15,101
                                                                       =======

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                          10/31/05     10/31/04
                                                           (000S)       (000S)
                                                         ----------   ----------
Net investment income ................................    $ 15,101    $   5,317
Net realized gain on investment
   transactions ......................................          --            1
                                                          --------    ---------
Net increase in net assets resulting from
   operations ........................................      15,101        5,318
Distributions to shareholders from net
   investment income:
   Class A Shares ....................................     (12,327)      (4,740)
   Class B Shares ....................................        (453)         (34)
   Class C Shares ....................................         (64)          (4)
   Class I Shares ....................................      (2,257)        (539)
Net increase/(decrease) in net assets from
   Fund share transactions:
   Class A Shares ....................................      45,082     (177,905)
   Class B Shares ....................................     (14,600)     (26,548)
   Class C Shares ....................................      (3,341)       3,434
   Class I Shares ....................................       1,273       66,839
                                                          --------    ---------
Net increase/(decrease) in net assets ................      28,414     (134,179)
NET ASSETS:
Beginning of year ....................................     683,015      817,194
                                                          --------    ---------
End of year ..........................................    $711,429    $ 683,015
                                                          ========    =========
TAX CHARACTER OF DISTRIBUTIONS PAID:
   Ordinary income ...................................    $ 15,101    $   5,317
                                                          ========    =========

          Statements of Changes in Net Assets -- Capital Stock Activity

Because the Fund sold, issued as reinvestment of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown below for such transactions.

                                                       YEAR ENDED    YEAR ENDED
                                                        10/31/05      10/31/04
                                                         (000S)        (000S)
                                                       ----------   -----------
CLASS A:
   Sold ............................................   $ 573,245    $   847,283
   Issued as reinvestment of dividends .............      12,033          4,517
   Redeemed ........................................    (540,196)    (1,029,705)
                                                       ---------    -----------
   Net increase/(decrease) .........................   $  45,082    $  (177,905)
                                                       =========    ===========
CLASS B:
   Sold ............................................   $  23,449    $    36,057
   Issued as reinvestment of dividends .............         370             30
   Redeemed ........................................     (38,419)       (62,635)
                                                       ---------    -----------
   Net decrease ....................................   $ (14,600)   $   (26,548)
                                                       =========    ===========
CLASS C:
   Sold ............................................   $  13,551    $    14,376
   Issued as reinvestment of dividends .............          53              3
   Redeemed ........................................     (16,945)       (10,945)
                                                       ---------    -----------
   Net increase/(decrease) .........................   $  (3,341)   $     3,434
                                                       =========    ===========
CLASS I:
   Sold ............................................   $  72,513    $   134,300
   Issued as reinvestment of dividends .............       2,260            539
   Redeemed ........................................     (73,500)       (68,000)
                                                       ---------    -----------
   Net increase ....................................   $   1,273    $    66,839
                                                       =========    ===========

                       See Notes to Financial Statements.

Financial Highlights

WM MONEY MARKET FUND        For a Fund share outstanding throughout each period.

CLASS A SHARES FOR YEARS ENDED OCTOBER 31                                   2005       2004       2003       2002       2001
-----------------------------------------                                 --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                          --------   --------   --------   --------   --------
   Net investment income ..............................................      0.023      0.007      0.008      0.014      0.043
   Dividends from net investment income ...............................     (0.023)    (0.007)    (0.008)    (0.014)    (0.043)
                                                                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ........................................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                          ========   ========   ========   ========   ========
TOTAL RETURN(1) .......................................................       2.30%      0.74%      0.78%      1.42%      4.40%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .............................   $575,133   $530,052   $707,954   $689,002   $647,951
      Ratio of operating expenses to average net assets ...............       0.64%      0.57%      0.59%      0.59%      0.64%
      Ratio of net investment income to average net assets ............       2.28%      0.72%      0.78%      1.41%      4.21%
      Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits
         allowed by the custodian(2) ..................................       0.64%      0.57%      0.59%      0.59%      0.64%

CLASS B SHARES FOR YEARS ENDED OCTOBER 31                                   2005      2004      2003      2002       2001
-----------------------------------------                                 -------   -------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..................................   $  1.00   $  1.00   $  1.00   $   1.00   $  1.00
                                                                          -------   -------   -------   --------   -------
   Net investment income ..............................................     0.012     0.001     0.001      0.003     0.033
   Dividends from net investment income ...............................    (0.012)   (0.001)   (0.001)    (0.003)   (0.033)
                                                                          -------   -------   -------   --------   -------
NET ASSET VALUE, END OF PERIOD ........................................   $  1.00   $  1.00   $  1.00   $   1.00   $  1.00
                                                                          =======   =======   =======   ========   =======
TOTAL RETURN(1) .......................................................      1.19%     0.06%     0.05%      0.34%     3.32%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .............................   $38,165   $52,764   $79,314   $104,530   $74,603
      Ratio of operating expenses to average net assets ...............      1.74%     1.24%     1.33%      1.67%     1.69%
      Ratio of net investment income to average net assets ............      1.18%     0.06%     0.04%      0.33%     3.16%
      Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits
         allowed by the custodian(2) ..................................      1.74%     1.68%     1.71%      1.67%     1.69%

CLASS C SHARES FOR YEARS ENDED OCTOBER 31                                      2005      2004      2003    2002(3)
-----------------------------------------                                    -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................................   $  1.00   $  1.00   $  1.00   $  1.00
                                                                             -------   -------   -------   -------
   Net investment income .................................................     0.012     0.001     0.001     0.002
   Dividends from net investment income ..................................    (0.012)   (0.001)   (0.001)   (0.002)
                                                                             -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD ...........................................   $  1.00   $  1.00   $  1.00   $  1.00
                                                                             =======   =======   =======   =======
TOTAL RETURN(1) ..........................................................      1.18%     0.06%     0.06%     0.17%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ................................   $ 5,139   $ 8,480   $ 5,046   $ 3,676
      Ratio of operating expenses to average net assets ..................      1.75%     1.30%     1.29%     1.64%(4)
      Ratio of net investment income to average net assets ...............      1.17%     0.07%     0.08%     0.36%(4)
      Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits
         allowed by the custodian(2) .....................................      1.75%     1.65%     1.67%     1.64%(4)

CLASS I SHARES FOR YEARS ENDED OCTOBER 31                                       2005      2004      2003      2002       2001
-----------------------------------------                                     -------   -------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................   $  1.00   $  1.00   $  1.00   $   1.00   $  1.00
                                                                              -------   -------   -------   --------   -------
   Net investment income ..................................................     0.023     0.008     0.008      0.015     0.044
   Dividends from net investment income ...................................    (0.023)   (0.008)   (0.008)    (0.015)   (0.044)
                                                                              -------   -------   -------   --------   -------
NET ASSET VALUE, END OF PERIOD ............................................   $  1.00   $  1.00   $  1.00   $   1.00   $  1.00
                                                                              =======   =======   =======   ========   =======
TOTAL RETURN(1) ...........................................................      2.36%     0.79%     0.84%      1.47%     4.46%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .................................   $92,992   $91,719   $24,880   $169,295   $17,755
      Ratio of operating expenses to average net assets ...................      0.59%     0.52%     0.54%      0.54%     0.58%
      Ratio of net investment income to average net assets ................      2.33%     0.83%     0.83%      1.46%     4.27%
      Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits
         allowed by the custodian(2) ......................................      0.59%     0.52%     0.54%      0.54%     0.58%

----------
(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Fund commenced selling Class C shares on March 1, 2002.

(4)  Annualized.

                       See Notes to Financial Statements.

Notes to Financial Statements

1.   ORGANIZATION AND BUSINESS

WM Trust I (the "Trust") was organized as a Massachusetts business trust on September 19, 1997. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end management investment company. Information presented in this report pertains only to the Money Market Fund (the "Fund"). The Money Market Fund is a diversified series of WM Trust I. Financial statements for the other funds included in the Trust are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Fund may offer four classes of shares:
Class A shares, Class B shares, Class C shares and Class I shares. Class A and Class I shares are not subject to an initial sales charge at the time of purchase. Certain Class A shares purchased by exchange from another fund within the Trust may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. Class I shares are currently offered only to the WM Strategic Asset Management Portfolios, LLC, an affiliated open-end management investment company, or affiliates of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and are not available for direct purchase by investors.

WM Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Washington Mutual, serves as investment advisor to the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Fund in the preparation of its financial statements.

PORTFOLIO VALUATION:

The investments of the Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value and does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain assets may be valued by the Advisor under the supervision of the Funds' Board of Trustees which may rely on the assistance of one or more pricing services.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is the Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom the Fund enters into repurchase agreements.

ILLIQUID INVESTMENTS:

The Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Fund has valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value per share of the Fund. The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule
144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. The Fund's investment income and realized and unrealized gains and losses, if any, are allocated among the classes of the Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are normally declared daily and paid monthly. Distributions of any net capital gains earned by the Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees of the Trust in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to dividends payable and differing characterizations of distributions made by the Fund.

FEDERAL INCOME TAXES:

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all funds of the Trust based upon the relative average net assets of each fund except printing and postage expenses, which are allocated to all funds based upon the relative number of shareholder accounts of each fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of the funds not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate of 0.450% of the Fund's average daily net assets up to $1 billion and 0.400% of the Fund's average daily net assets over $1 billion.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Fund. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for Class A, Class B and Class C shareholder accounts. Prior to June 1, 2005, the Transfer Agent was entitled to a monthly fee based upon an annual rate of $24.19 per open account for Class A, Class B, and Class C shareholder accounts. Class I shares are not subject to shareholder servicing fees.

Custodian fees for the Fund have been reduced by credits allowed by the Fund's custodian for uninvested cash balances. The Fund could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2005 are shown separately in the "Statement of Operations."

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2005, the Distributor received $351 representing commissions (front-end sales charges) on Class A Shares and $100,740 representing CDSCs from Class A, Class B and Class C shares.

The Fund has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to the Class I shares of the Fund. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Fund does not currently pay, service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays service fees to broker/dealers that provide services, such as responding to telephone inquiries, receiving transaction requests, processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. CAPITAL LOSS CARRYFORWARDS

At October 31, 2005, the Fund has $41,712, $3,396 and $169 of unused capital losses available for federal income tax purposes expiring in October 31, 2006, 2010 and 2011, respectively.

7. COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2005, the undistributed ordinary income on a tax basis is $29,342.

Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF WM TRUST I AND SHAREHOLDERS OF WM MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of WM Money Market Fund (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Boston, Massachusetts
December 22, 2005

Supplemental Information (unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Each year, the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), is required to determine whether to continue the Trust's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust's advisory agreement. In May 2005, the Board and the Independent Trustees approved the continuation of the Trust's Amended and Restated Investment Management Agreement with the Advisor for an additional one-year term beginning July 1, 2005, following the recommendation of the Investment Committee (the "Committee"), a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Trust and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreement with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreement, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: the Fund's investment results; portfolio construction; portfolio composition; portfolio trading practices; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Fund. In addition, in connection with its annual consideration of the Agreement, the Board requests and reviews supplementary information regarding the terms of the Agreement, the Fund's investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Fund. The Board requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider ("Lipper"). The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Fund. The Board also requested and reviewed information relating to other services provided to the Fund by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Fund. The Board, the Independent Trustees and the Committee also received and reviewed comparative performance information regarding the retail Funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the approval and continuation of the Agreement for the current year, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor and its affiliates. The Advisor formulates the Fund's investment policies (subject to the terms of the prospectus), analyzes economic trends and capital market developments, evaluates the risk/return characteristics of the Fund, constructs the Fund's portfolio, monitors the Fund's investment performance, and reports to the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor in managing the Fund. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor as well as other sources available to the Advisor, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients of the Advisor. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreement was comparable to that found in many investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreement with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the quality of its resources that are available to the Fund. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor and its affiliates, and the size and functions of their staffs as well as the reputation of the Advisor. The Board, the Independent Trustees and the Committee considered the complexity of managing the Fund relative to other types of funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Fund by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor were well suited to the Fund, given its investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Fund by the Advisor and its affiliates were consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor and its affiliates were sufficient, in light of the resources dedicated by the Advisor and its integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreement.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Fund's portfolio manager. The Board and the Independent Trustees considered whether the Fund operated within its investment objectives and its record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Fund's historical performance to relevant market indices for the 1-, 3- and 5-year periods ended March 31, 2005, and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5-, 10-year and since inception periods ended January 31, 2005, derived from data compiled by Lipper. The Board, the Independent Trustees and the Committee concluded that the Advisor's performance record and investment processes used in managing the Fund were sufficient to merit approval of the continuation of the Agreement.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, transfer agent, and service and distribution fees paid to the Advisor and its affiliates, and the total expenses borne by the Fund. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Fund to WM Shareholder Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, as well as the distribution (12b-1) fees paid to the Distributor. They considered the Fund's management fees relative to its respective peer group as determined by Lipper. The Board, the Independent Trustees and the Investment Committee considered the fees paid to the Advisor by other clients, and the services provided to such clients relative to the fees paid by, and services provided to, the Fund. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreement bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of the Advisor's relationship with the Fund. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund (and in connection therewith reviewed and considered changes in the structure of compensation of the investment professionals of the Advisor including a change in the performance-based component of the compensation and the introduction of options and restricted stock rather than vesting periods for cash bonuses) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Fund and its shareholders. The Board, the Independent Trustees and the Committee considered the year-to-year trends in pre-distribution margins for the Advisor over a four-year period in which complex-wide assets more than doubled. The Board, the Independent Trustees and the Committee considered various breakpoint schedules and reviewed a graph showing the effective fees for the Advisor at different asset levels. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationships with the Fund, including compensation paid to the Advisor and its affiliates, including transfer agency fees to the Transfer Agent and 12b-1 fees to the Distributor as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Fund (soft dollar arrangements), and reputational benefits.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the breakpoints in the Fund's advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which any economies of scale might be realized (if at all) by the Advisor across a variety of products and services, and not only in respect of a single Fund. The Board, the Independent Trustees and the Committee considered the savings for the Fund that had been achieved due to breakpoints previously implemented as a result of negotiations between the Advisor and the Board.

The Board, the Independent Trustees and the Committee concluded that the Fund's cost structure was reasonable given the scope and quality of the services provided to the Fund and that the Advisor was sharing any economies of scale with the Fund and its shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients and the fact that such clients of the Advisor were then limited to those affiliated with AIG Asset Management and Transamerica Life Insurance Company (representing approximately $5.5 billion and $2.5 million in assets under management as of October 31, 2005, respectively). The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters. The Board, the Independent Trustees and the Committee also received and considered information concerning procedures of the Advisor with respect to the execution of portfolio transactions.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreement, including the fees payable to the Advisor, are fair and reasonable to the Fund and its shareholders given the scope and quality of the services provided to the Fund and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreement was in the best interests of the Fund and its shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreement.

OTHER FUND INFORMATION

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)
OF NON-INTERESTED                                            PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
TRUSTEE(4)                  LENGTH OF TIME SERVED(2)           DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------   ------------------------         -----------------------                   -------------------
Wayne L. Attwood, M.D.     Composite Funds-11 years   Retired doctor of internal medicine    None.
Age 76                     WM Group of Funds-7 years  and gastroenterology.
                           (Retired May 2005)

Kristianne Blake           Composite Funds-3 years    CPA specializing in personal           Avista Corporation; Frank Russell
Age 51                     WM Group of Funds-7 years  financial and tax planning.            Investment Company; Russell
                                                                                             Investment Funds.

Edmond R. Davis, Esq.      Sierra Funds-8 years       Partner at the law firm of Davis &     Braille Institute of America, Inc;
Age 77                     WM Group of Funds-7 years  Whalen LLP. Prior thereto, partner at  Children's Bureau of Southern
                                                      the law firm of Brobeck, Phlegar &     California, Children's Bureau
                                                      Harrison, LLP.                         Foundation; Fifield Manors, Inc.

Carrol R. McGinnis         Griffin Funds-3 years      Private investor since 1994. Prior     Baptist Foundation of Texas; Concord
Age 62                     WM Group of Funds-6 years  thereto, President and Chief           Trust Company.
                                                      Operating Officer of Transamerica
                                                      Fund Management Company.

Alfred E. Osborne,         Sierra Funds-7 years       Senior Associate Dean, University of   Nordstrom Inc.; K2, Inc.; First Pacific
Jr., Ph.D.                 WM Group of Funds-7 years  California at Los Angeles Anderson     Advisors'Funds, EMAK Worldwide, Inc.;
Age 60                                                Graduate School of Management, and     Member of Investment Company
                                                      Faculty Director of the Harold Price   Institute National Board of Directors;
                                                      Center for Entrepreneurial Studies,    Director of Independent Directors
                                                      University of California at Los        Council and Member of Communication
                                                      Angeles.                               & Education Committees.

Daniel L. Pavelich         Composite Funds-1 year     Retired Chairman and CEO of BDO        Catalytic, Inc.; Vaagen Bros.
Age 61                     WM Group of Funds-7 years  Seidman.                               Lumber, Inc.

Jay Rockey                 Composite Funds-3 years    Founder and Senior Counsel of The      Downtown Seattle Association;
Age 77                     WM Group of Funds-7 years  Rockey Company, now Rockey, Hill &     WSU Foundation
                                                      Knowlton.

Richard C. Yancey          Composite Funds-23 years   Retired Managing Director of Dillon    AdMedia Partners Inc.; Czech and
(Lead Trustee)             WM Group of Funds-7 years  Read & Co., an investment bank now     Slovak American Enterprise Fund
Age 79                                                part of UBS.

NAME, AGE, AND ADDRESS(1)
OF INTERESTED                                                 PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
TRUSTEE(3)(4)               LENGTH OF TIME SERVED(2)            DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------   ------------------------          -----------------------                   -------------------
Anne V. Farrell            Composite Funds-4 years    President Emeritus of the Seattle       Washington Mutual, Inc.;
Age 70                     WM Group of Funds-7 years  Foundation.                             Recreational Equipment Inc.

Michael K. Murphy          Composite Funds-3 years    Chairman of CPM Development             Washington Mutual, Inc.
Age 68                     WM Group of Funds-7 years  Corporation.
                           (Retired November 2005)

William G. Papesh          Composite Funds-9 years    President and Director of the Advisor,  Member of Investment Company
(President and CEO)        WM Group of Funds-7 years  Transfer Agent and Distributor.         Institute Board of Governors.
Age 62

NAME, AGE, AND ADDRESS(1)            POSITION(S) HELD WITH REGISTRANT &                         PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                              LENGTH OF TIME SERVED                                  DURING PAST 5 YEARS
-------------------------            ----------------------------------                         -----------------------
Wendi B. Bernard            Assistant Vice President and Assistant Secretary      Assistant Vice President of the Advisor.
Age 37                      since 2003.

Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial Officer         First Vice President of the Advisor, Transfer
Age 44                      and Treasurer since 2003.                             Agent and Distributor. Prior to 2003, senior level
                                                                                  positions at the Columbia Funds and Columbia
                                                                                  Management Company.

William G. Papesh           President and CEO since 1987.                         President and Director of the Advisor, Transfer
Age 62                      Prior to 1987, other officer positions since 1972.    Agent and Distributor.

Gary Pokrzywinski           Senior Vice President since 2004. First Vice          Senior Vice President and Director of the Advisor,
Age 44                      President since 2001. Prior to 2001, Vice President   Transfer Agent and Distributor.
                            since 1999.

Debra Ramsey                Senior Vice President since 2004.                     Senior Vice President and Director of the Advisor,
Age 52                                                                            Transfer Agent and Distributor.

John T. West                First Vice President, Secretary, Chief Compliance     First Vice President of the Advisor, Transfer
Age 50                      Officer and Anti-Money Laundering Compliance          Agent and Distributor.
                            Officer since 2004.
                            Prior to 2004, various other officer positions
                            since 1993.

Randall L. Yoakum           Senior Vice President since 2001.                     Senior Vice President and Chief Investment
Age 45                      Prior to 2001, First Vice President since 1999.       Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

(4) The Trustees and Officers serve in these capacities for the 42 Portfolios and Funds in the Fund Complex. Each Trustee and officer shall hold the indicated positions until his or her resignation, retirement or removal.

(WM GROUP OF FUNDS LOGO)

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published as general information for the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM GROUP OF FUNDS LOGO)
P.O. Box 8024
Boston, MA 02266-8024

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

  2004       2005
--------   --------
$331,400   $343,000

(b) Audit-Related Fees

2004   2005
----   ----
None   None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

  2004      2005
-------   -------
$25,389   $28,608

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Trust I for the tax years ended October 31, 2004 and October 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $28,608 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended October 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $64,389 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Trust I


By: /s/ William G. Papesh
    -------------------------------------
    William G. Papesh
    President and Chief Executive Officer

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.


By: /s/ Jeffrey L. Lunzer
    -------------------------------------
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer

Date: January 6, 2006


By: /s/ William G. Papesh
    -------------------------------------
    William G. Papesh
    President and Chief Executive Officer

Date: January 6, 2006